              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              ON OCTOBER 31, 1997

                                         SECURITIES ACT REGISTRATION NO. 2-91216
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-4023
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /
                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                        POST-EFFECTIVE AMENDMENT NO. 35                      /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      / /

                                AMENDMENT NO. 36                             /X/

                        (Check appropriate box or boxes)

                            ------------------------

                        PRUDENTIAL MUNICIPAL SERIES FUND
               (Exact name of registrant as specified in charter)


                             GATEWAY CENTER THREE,
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 367-7530



                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (Name and Address of Agent for Service)


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):

                         /X/ immediately upon filing pursuant to paragraph (b)


                         / / on (date) pursuant to paragraph (b)

                         / / 60 days after filing pursuant to paragraph (a)(1)
                         / / on (date) pursuant to paragraph (a)(1)
                         / / 75 days after filing pursuant to paragraph (a)(2)
                         / / on (date) pursuant to paragraph (a)(2) of rule 485.

                         If appropriate, check the following box:

                         / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective
                         amendment.


  Title of Securities Being
 Registered...                                                            Shares
  of Beneficial Interest, $.01 Par Value.



  Approximate Date of Proposed Public Offering..................................


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                                LOCATION
---------------------------------------------------------------------------  ------------------------------------------------
PART A
Item  1.    Cover Page.....................................................  Cover Page
Item  2.    Synopsis.......................................................  Fund Expenses; Fund Highlights
Item  3.    Condensed Financial Information................................  Fund Expenses; Financial Highlights; How the
                                                                              Fund Calculates Performance
Item  4.    General Description of Registrant..............................  Cover Page; Fund Highlights; How the Fund
                                                                              Invests; General Information
Item  5.    Management of the Fund.........................................  Financial Highlights; How the Fund is Managed
Item  5A.   Management's Discussion of Fund Performance....................  Financial Highlights
Item  6.    Capital Stock and Other Securities.............................  Taxes, Dividends and Distributions; General
                                                                              Information
Item  7.    Purchase of Securities Being Offered...........................  Shareholder Guide; How the Fund Values its
                                                                              Shares
Item  8.    Redemption or Repurchase.......................................  Shareholder Guide; How the Fund Values its
                                                                              Shares; General Information
Item  9.    Pending Legal Proceedings......................................  Not Applicable
PART B
Item 10.    Cover Page.....................................................  Cover Page
Item 11.    Table of Contents..............................................  Table of Contents
Item 12.    General Information and History................................  Investment Objectives and Policies; Organization
                                                                              and Capitalization
Item 13.    Investment Objectives and Policies.............................  Investment Objectives and Policies; Investment
                                                                              Restrictions
Item 14.    Management of the Fund.........................................  Trustees and Officers; Manager; Distributor
Item 15.    Control Persons and Principal Holders of Securities............  Not Applicable
Item 16.    Investment Advisory and Other Services.........................  Manager; Distributor; Custodian, Transfer and
                                                                              Dividend Disbursing Agent and Independent
                                                                              Accountants
Item 17.    Brokerage Allocation and Other Practices.......................  Portfolio Transactions and Brokerage
Item 18.    Capital Stock and Other Securities.............................  Not Applicable
Item 19.    Purchase, Redemption and Pricing of Securities                   Purchase and Redemption of Fund Shares;
              Being Offered................................................   Shareholder Investment Account; Net Asset Value
Item 20.    Tax Status.....................................................  Distributions and Tax Information
Item 21.    Underwriters...................................................  Distributor
Item 22.    Calculation of Performance Data................................  Performance Information
Item 23.    Financial Statements...........................................  Financial Statements
PART C
   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this
   Post-Effective Amendment to the Registration Statement.

PRUDENTIAL MUNICIPAL SERIES FUND
(CONNECTICUT MONEY MARKET SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (Connecticut Money Market Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from Connecticut State and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt Connecticut State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077, and its telephone number is
(800) 225-1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


  This Prospectus sets forth concisely the information about the Fund and the Connecticut Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Connecticut Money Market Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from Connecticut State and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term Connecticut State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Connecticut State and federal income taxes (Connecticut Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 13.


    In seeking to achieve its investment objective, the Series will invest primarily in Connecticut Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Connecticut Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 11.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor) acts as the Distributor of the Series' shares. The Fund reimburses Prudential Securities for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide--Shareholder Services" at page 24.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 13 and "Shareholder Guide--How to Buy Shares of the Fund" at page 16.


  HOW DO I SELL MY SHARES?


    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 21.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES
                       (CONNECTICUT MONEY MARKET SERIES)

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................     None
    Maximum Deferred Sales Load.............................     None
    Maximum Sales Load Imposed on Reinvested Dividends......     None
    Redemption Fees.........................................     None
    Exchange Fee............................................     None


ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
    Management Fees.........................................    .500%
    12b-1 Fees..............................................    .125%
    Other Expenses..........................................    .210%
                                                              -------
    Total Fund Operating Expenses                               .835%
                                                              -------
                                                              -------



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              -------   --------   --------   --------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the
  end of each time period:..................................  $    9    $    27    $    46    $   103



  The above example is based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
------------


* The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.375 of 1%). See "How the Fund is Managed--Manager--Fee Waivers."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.

                                                                        YEAR ENDED AUGUST 31,
                                                    --------------------------------------------------------------
                                                      1997       1996       1995       1994      1993       1992
                                                    --------   --------   --------   --------   -------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $   1.00   $   1.00   $   1.00   $   1.00   $  1.00   $   1.00
Net investment income and net realized gains
  (c).............................................       .03        .03       .032       .020      .022       .034
Dividends and distributions to shareholders.......      (.03)      (.03)     (.032)     (.020)    (.022)     (.034)
                                                    --------   --------   --------   --------   -------   --------
Net asset value, end of period....................  $   1.00   $   1.00   $   1.00   $   1.00   $  1.00   $   1.00
                                                    --------   --------   --------   --------   -------   --------
                                                    --------   --------   --------   --------   -------   --------

TOTAL RETURN (D):.................................      3.10%      3.17%      3.16%      2.02%     2.20%      3.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $ 75,927   $ 77,683   $ 62,867   $ 54,302   $57,794   $ 40,480
Average net assets (000)..........................  $ 77,500   $ 74,576   $ 57,103   $ 60,594   $53,152   $ 33,964
Ratios to average net assets (c):
  Expenses, including distribution fee............       .46%       .47%      .581%      .542%     .387%      .125%
  Expenses, excluding distribution fee............       .34%       .35%      .456%      .417%     .262%       .00%
  Net investment income...........................      3.06%      3.12%      3.17%      1.99%     2.17%      3.20%

                                                       AUGUST 5,
                                                        1991(A)
                                                        THROUGH
                                                    AUGUST 31, 1991
                                                    ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............       $ 1.00
Net investment income and net realized gains
  (c).............................................         .003
Dividends and distributions to shareholders.......        (.003)
                                                        -------
Net asset value, end of period....................       $ 1.00
                                                        -------
                                                        -------
TOTAL RETURN (D):.................................         0.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................       $10,904
Average net assets (000)..........................       $6,730
Ratios to average net assets (c):
  Expenses, including distribution fee............         .125%(b)
  Expenses, excluding distribution fee............          .00%(b)
  Net investment income...........................         4.42%(b)

------------

  (a)  Commencement of investment operations.

  (b)  Annualized.

  (c)  Net of expense subsidy and/or management fee waiver.

  (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1997:



Value of hypothetical account at end of period.................  $ 1.000621514
Value of hypothetical account at beginning of period...........    1.000000000
                                                                 -------------
Base period return.............................................  $ 0.000621514
                                                                 -------------
                                                                 -------------
CURRENT YIELD (1.00621514 X (365/7))+..........................      3.24%
EFFECTIVE ANNUAL YIELD, assuming daily compounding+............      3.29%
TAX-EQUIVALENT CURRENT YIELD
 3.24 DIVIDED BY [(1-.045)(1-.396)]............................      5.62%


--------------


+After fee waiver. Without fee waiver, the current yield, effective annual yield, and tax-equivalent yield would have been 2.87%, 2.92% and 4.98%, respectively. See "Manager" in the Statement of Additional Information.


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1997 was 66 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE CONNECTICUT MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM CONNECTICUT STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM CONNECTICUT STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CONNECTICUT STATE AND FEDERAL INCOME TAXES (CONNECTICUT OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.



  As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.


  As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Connecticut law, distributions from the Series to individual shareholders of the Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions are excluded from gross income for federal income tax purposes as exempt-interest dividends and are derived from interest payments on Connecticut Obligations. It is likely that capital gain dividends derived from the sale of Connecticut Obligations also are not subject to taxation pursuant to the Connecticut Personal Income Tax. Other types of distributions received from the Series, including distributions of interest on, and capital gain dividends derived from sales of, obligations issued by other issuers, are subject to the Connecticut Personal Income Tax. Certain shareholders may also be subject to Connecticut alternative minimum tax with respect to distributions from the Series. See "Taxes, Dividends and Distributions." The Connecticut Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION (SEC). There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.


  ALL CONNECTICUT OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(II) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.

  In selecting Connecticut Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSROs, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a Connecticut Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.


  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the SEC. See "How the Fund Values its Shares."


  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MUNICIPAL OBLIGATIONS WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAXES. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in municipal securities which pay income exempt from federal income taxes. These primarily will be Connecticut Obligations, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Connecticut Obligations that also meet the Series' credit quality and average weighted maturity requirements, to purchase Connecticut Obligations. To the extent the Series invests in obligations other than Connecticut Obligations, dividends derived therefrom likely will not be exempt from Connecticut taxes. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest its assets so that more than 20% of the income is subject to federal income taxes.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment of the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement, and therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitment for when-issued or delayed delivery securities.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CONNECTICUT OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Connecticut Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN CONNECTICUT OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM CONNECTICUT OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF CONNECTICUT OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. Connecticut's debt ratios are among the highest of the United States. In fiscal year 1992, Connecticut took a number of actions to raise revenues, reduce expenditures, and establish a broader revenue base aimed at reducing the volatility of its budgetary operations. Chief among these were the implementation of a 4.5% personal income tax and the broadening of the sales tax base, which was coupled with a decrease in the sales tax rate from 8% to 6% and a decrease in the Corporation Business Tax from 13.8% in 1991 to 10.5% in 1997 and further decreasing annually to 7.5% in 2000. These actions, along with conservative revenue projections, allowed the State to achieve modest surpluses for fiscal years 1992 through 1996. The State Comptroller's General Fund financial statements released August 1, 1997 estimate on operating surplus for fiscal years 1996-1997 of $41.2 million. However, defense spending cuts, problems in the insurance industry and slow employment growth continue to strain the State's fiscal operations. Although Connecticut still ranks first among the United States in personal income per capita, the State's more recent rate of economic growth still lags behind the national average. If either Connecticut or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the SEC. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES

  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of its average net assets, net of fee waiver, were .46%. See "Financial Highlights."

MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid a management fee of .125 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS


  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. The Series is not required to reimburse PIFM for such management fee waiver. Effective September 1, 1997, PIFM discontinued its waiver of 75% of its management fee. See "Fund Expenses" and "Calculation of Yield."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.

  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1997, the Series paid PSI a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.


  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.

  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.


  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days in which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.



  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have capital gains from the sale of assets held for more than 12 months.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under Connecticut law, distributions from the Series to individual shareholders of the Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions are excluded from gross income for federal income tax purposes as exempt-interest dividends and are derived from interest payments on Connecticut Obligations. It is likely that capital gain dividends derived from the sale of Connecticut Obligations also are not subject to taxation pursuant to the Connecticut Personal Income Tax. Other types of distributions received from the Series, including distributions of interest on, and capital gain dividends derived from sales of, obligations issued by other issuers, are subject to the Connecticut Personal Income Tax. Individual shareholders and estates and trusts also may be subject to alternative minimum tax for Connecticut tax purposes with respect to certain distributions (other than exempt-interest dividends derived from Connecticut Obligations) from the Series.

  Distributions from the Series to corporate shareholders (other than S Corporations) that are exempt-interest dividends, whether or not derived from interest payments on Connecticut Obligations, are subject to the Connecticut Corporation Business Tax. Thirty percent of distributions to corporate shareholders (other than S Corporations) that are treated as dividends for federal income tax purposes (not including exempt-interest dividends) is generally subject to taxation pursuant to the Connecticut Corporation Business Tax; the remaining 70% is excluded.

  Distributions from the Series to shareholders that are S Corporations are not subject to the Connecticut Corporation Business Tax to the extent such distributions are exempt-interest dividends and separately stated items for federal income tax purposes.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.


  A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Series, as described above, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "Shareholders Guide--How to Sell Your Shares--Redemption of Shares Purchased through Prudential Securities."



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Money Market Series, Massachusetts Series, Michigan Series, New Jersey Money Market Series, New Jersey Series, New York Money Market Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Money Market Series and the New York Series offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series offer four classes, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWISK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the

Series is designated as your primary fund) and certain employee savings and retirement plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.



  For automatic purchases made through Prudential Securities, the minimum investment requirement is $1,000 and there is no minimum subsequent investment requirement.


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.


  SHARES OF THE SERIES ARE SOLD THROUGH THE TRANSFER AGENT, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO STATE STREET BANK AND TRUST COMPANY (STATE STREET), THE FUND'S CUSTODIAN). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another dealer, your dealer will forward a purchase order and payment to the Fund.



  Investors who purchase their shares through a dealer other than Prudential Securities or Prusec, which dealer has a clearinghouse arrangement with respect to shares of the Series, may be able to participate in the automatic sweep feature described below under "Purchases through Prudential Securities--Automatic Investment (Autosweep)" and "How to Sell Your Shares--Redemptions of Shares Purchased through Prudential Securities." For further information, contact your dealer.



  Application forms for Prusec and direct accounts with the Transfer Agent (E.G. non-Prudential Securities accounts ) can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.


  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although

Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential Securities clients wishing additional information concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.


  AUTOMATIC INVESTMENT (AUTOSWEEP)(FOR NON-COMMAND ACCOUNTS) Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Series, if the Series is your Primary Money Sweep Fund. You may designate the Series (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If the Series is your Primary Money Sweep Fund you can purchase shares of the Series only through the automatic investment procedures described below; no manual purchase orders will be accepted. You may change your Primary Money Sweep Fund at any time by notifying your Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.



  For accounts other than IRAs and Benefit Plans, as defined below, shares of the Series will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRAs and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Series will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.



  The following chart shows the frequency and amount of the sweep for accounts other than IRAs and Benefit Plans.



                                                               DAILY           MONTHLY
Eligible Credit Balances resulting from the proceeds of
  a securities sale, maturity of a bond or call           $1,000 or more
Eligible Credit Balances resulting from a non-trade
  related credit                                          $10,000 or more
Remaining Eligible Credit Balances                                          $1.00 or more



  All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Series' minimum initial investment requirement of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.



  For the purposes of Autosweep, "Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. "IRAs" are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.


  MANUAL INVESTMENT. Prudential Securities will accept manual purchase orders for shares of the Series only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or
(ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment."



  Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Series for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement).


  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, Connecticut Money Market Series, specifying on the wire the account number assigned by PMFS and your name.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (Connecticut Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL


  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC, Attention:
Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and the investor will be entitled to dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, Connecticut Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.


  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.


  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or existing under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.


  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).


  COMMAND ACCOUNT PROGRAM



  Shares of the Series are offered to participants in the Prudential Securities COMMAND Account program, an integrated financial services program of Prudential Securities. Investors having a COMMAND Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Command Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate COMMAND Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the COMMAND Account program.



  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or existing under the COMMAND program, such as those incurred by use of the Visa-Registered Trademark- Gold Account, including Visa purchases, cash advances and Visa Account checks. Each COMMAND program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other COMMAND funds owned by the COMMAND program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary COMMAND funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. COMMAND Account participants will not be entitled to dividends declared on the date of redemption.



  For information on participation in the COMMAND Account program, you should telephone (800) 222-4321 (toll-free).


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."


  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.


  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.


  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (E.G., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will not be retained by Prudential Securities.


  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.


  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.


  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED AS ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C

Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal indentification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

  - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent,
Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Series' Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
CALCULATION OF YIELD............................         6
HOW THE FUND INVESTS............................         6
  Investment Objective and Policies.............         6
  Other Investments and Policies................        10
  Investment Restrictions.......................        10
HOW THE FUND IS MANAGED.........................        10
  Manager.......................................        11
  Distributor...................................        11
  Portfolio Transactions........................        13
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        13
HOW THE FUND VALUES ITS SHARES..................        13
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        13
GENERAL INFORMATION.............................        15
  Description of Shares.........................        15
  Additional Information........................        16
SHAREHOLDER GUIDE...............................        16
  How to Buy Shares of the Fund.................        16
  How to Sell Your Shares.......................        21
  How to Exchange Your Shares...................        23
  Shareholder Services..........................        24
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1


-------------------------------------------

MF154A                                                                   444575T

                             CUSIP No: 74435M-64-8

                     PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                     ----------------------------------------

                     CONNECTICUT MONEY
                     MARKET SERIES


                     PROSPECTUS
                     October 30, 1997
                     www.prudential.com


                     [LOGO] Prudential
                           Investments

PRUDENTIAL MUNICIPAL SERIES FUND
(FLORIDA SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (Florida Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and seeks to provide the maximum amount of income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series will be invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Florida Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Florida Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?


    The Series' investment objective is to maximize current income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax. It seeks to achieve this objective by investing primarily in Florida State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which, in the opinion of counsel, are exempt from the Florida intangibles tax and which pay income exempt from federal income tax (Florida Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.



  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?



    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Florida Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Florida Obligations. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests-- Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 13. As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.



    The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 14.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 16.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares at the rate of .75 of 1% of the average daily net assets of the

  Class C shares. Prudential Securities incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund.


    See "How the Fund is Managed--Distributor" at page 17.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 24 and "Shareholder Guide--Shareholder Services" at page 33.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 24.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers four classes of shares:

     - Class A Shares:
                    Sold with an initial sales charge of up to 3% of the offering price.

     - Class B Shares:
                    Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:
                    Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


     - Class Z Shares:
                    Sold without either an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.



    See "Shareholder Guide--Alternative Purchase Plan" at page 25.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 28.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES
                                (FLORIDA SERIES)

                                 CLASS A SHARES          CLASS B SHARES                CLASS C SHARES         CLASS Z SHARES
                                 --------------  ------------------------------  ---------------------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed
     on Purchases
     (as a percentage of
     offering price)............       3%                     None                          None                   None
    Maximum Deferred Sales Load
     (as a percentage of
     original purchase price or
     redemption proceeds,
     whichever is lower)........      None         5% during the first year,       1% on redemptions made          None
                                                  decreasing by 1% annually to   within one year of purchase
                                                   1% in the fifth and sixth
                                                 years and 0% the seventh year*
    Maximum Sales Load Imposed
     on Reinvested
     Dividends..................      None                    None                          None                   None
    Redemption Fees.............      None                    None                          None                   None
    Exchange Fee................      None                    None                          None                   None


                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                          --------------   --------------   --------------   ---------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees.....................        .50%              .50%            .50%             .50%
    12b-1 Fees (After Reduction)........        .10%++            .50%            .75%             None
    Other Expenses......................        .17%              .17%            .17%             .17%
                                                 --
                                                                  ---             ---               ---
    Total Fund Operating Expenses (After
     Reduction).........................        .77%             1.17%           1.42%             .67%
                                                 --
                                                 --
                                                                  ---             ---               ---
                                                                  ---             ---               ---



                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming
  (1) 5% annual return and (2)
  redemption at the end of each time
  period:
    Class A.............................   $38       $54      $ 72       $123
    Class B.............................   $62       $67      $ 74       $126
    Class C.............................   $24       $45      $ 78       $170
    Class Z.............................   $ 7       $22      $ 38       $ 84
You would pay the following expenses on
  the same investment, assuming
  no redemption:
    Class A.............................   $38       $54      $ 72       $123
    Class B.............................   $12       $37      $164       $126
    Class C.............................   $14       $45      $ 78       $170
    Class Z.............................   $ 7       $22      $ 38       $ 84



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A
   REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other
   Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."


** The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated the management fee waiver (.20 of 1%). See "How the Fund is Managed--Manager--Fee Waivers and Subsidy."



+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."



++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares of the Series, the Distributor has agreed to limit its distribution fees with respect to the Class A shares of the Series to no more than .10 of 1% of the average daily net asset value of the Class A shares of the Series for the fiscal year ending August 31, 1998. Total Fund Operating Expenses (Before Waiver and Subsidy) of the Class A shares without such limitation would be .97%. See "How the Fund is Managed-- Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                              CLASS A
                                          -------------------------------------------------------------------------------
                                                                                                            DECEMBER 28,
                                                                                                              1990 (a)
                                                               YEAR ENDED AUGUST 31,                           THROUGH
                                          ---------------------------------------------------------------    AUGUST 31,
                                            1997       1996       1995       1994       1993       1992         1991
                                          --------   --------   --------   --------   --------   --------   -------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $  10.11   $  10.06   $   9.91   $  10.87   $  10.27   $   9.76      $  9.55
                                          --------   --------   --------   --------   --------   --------   -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)...............       .54        .57        .59        .59        .57        .65          .44
Net realized and unrealized gain (loss)
  on investment transactions............       .31        .05        .15       (.76)       .73        .51          .21
                                          --------   --------   --------   --------   --------   --------   -------------
Total from investment operations........       .85        .62        .74       (.17)      1.30       1.16          .65
                                          --------   --------   --------   --------   --------   --------   -------------
LESS DISTRIBUTIONS
Dividends from net investment income....      (.54)      (.57)      (.59)      (.59)      (.57)      (.65)        (.44)
Distribution in excess of net investment
  income................................      (.01)        --         --         --         --         --           --
Distributions from net realized gains...        --         --         --       (.20)      (.13)        --           --
                                          --------   --------   --------   --------   --------   --------   -------------
Total distributions.....................      (.55)      (.57)      (.59)      (.79)      (.70)      (.65)        (.44)
                                          --------   --------   --------   --------   --------   --------   -------------
Net asset value, end of year............  $  10.41   $  10.11   $  10.06   $   9.91   $  10.87   $  10.27      $  9.76
                                          --------   --------   --------   --------   --------   --------   -------------
                                          --------   --------   --------   --------   --------   --------   -------------
TOTAL RETURN (d):.......................      8.65%      6.20%      7.85%     (1.69)%    13.78%     12.26%        6.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........  $ 92,579   $101,999   $120,963   $134,849   $148,900   $104,335      $63,929
Average net assets (000)................  $ 97,700   $112,266   $124,259   $146,489   $123,820   $ 82,893      $41,528
Ratios to average net assets (c):
  Expenses, including distribution
   fees.................................       .57%       .37%       .24%       .20%       .20%       .09%           0
  Expenses, excluding distribution
   fees.................................       .47%       .27%       .17%       .20%       .20%       .09%           0
  Net investment income.................      5.32%      5.56%      6.04%      5.67%      5.94%      6.41%        6.68%(b)
Portfolio turnover rate.................        22%        68%        65%        75%        68%        56%          39%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c)  Net of expense subsidy and management fee waiver.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                             CLASS B
                                         -----------------------------------------------
                                                                            AUGUST 1,
                                                                             1994 (a)
                                             YEAR ENDED AUGUST 31,           THROUGH
                                         ------------------------------     AUGUST 31,
                                           1997       1996       1995          1994
                                         --------   --------   --------   --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....  $  10.11   $  10.06   $   9.91   $        9.95
                                         --------   --------   --------           -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)..............       .50        .53        .55             .04
Net realized and unrealized gain (loss)
  on investment transactions...........       .31        .05        .15            (.04)
                                         --------   --------   --------           -----
Total from investment operations.......       .81        .58        .70              --
                                         --------   --------   --------           -----
LESS DISTRIBUTIONS
Dividends from net investment income...      (.50)      (.53)      (.55)           (.04)
Distributions in excess of net
  investment income....................      (.01)        --         --              --
                                         --------   --------   --------           -----
Total distributions....................      (.51)      (.53)      (.55)           (.04)
                                         --------   --------   --------           -----
Net asset value, end of period.........  $  10.41   $  10.11   $  10.06   $        9.91
                                         --------   --------   --------           -----
                                         --------   --------   --------           -----
TOTAL RETURN (d):......................      8.22%      5.79%      7.39%          (0.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........  $ 18,820   $ 14,699   $  8,326   $         582
Average net assets (000)...............  $ 17,565   $ 12,570   $  4,699   $         118
Ratios to average net assets (c):
  Expenses, including distribution
   fee.................................       .97%       .77%       .67%            .70%(b)
  Expenses, excluding distribution
   fee.................................       .47%       .27%       .17%            .20%(b)
  Net investment income................      4.92%      5.16%      5.56%           6.21%(b)
Portfolio turnover rate................        22%        68%        65%             75%

------------

  (a)  Commencement of offering of Class B shares.

  (b)  Annualized.

  (c)  Net of expense subsidy and management fee waiver.

  (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the three years ended August 31, 1996 and for the period from July 26, 1993 through August 31, 1993. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                  CLASS C
                                         ---------------------------------------------------------
                                                                                       JULY 26,
                                                                                       1993 (a)
                                                   YEAR ENDED AUGUST 31,                THROUGH
                                         -----------------------------------------    AUGUST 31,
                                          1997      1996      1995        1994           1993
                                         -------   -------   -------   -----------   -------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....  $ 10.11   $ 10.06   $  9.91   $    10.87    $      10.58
                                         -------   -------   -------   -----------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)..............      .48       .50       .53          .48             .03
Net realized and unrealized gain (loss)
  on investment transactions...........      .31       .05       .15         (.76)            .29
                                         -------   -------   -------   -----------         ------
Total from investment operations.......      .79       .55       .68         (.28)            .32
                                         -------   -------   -------   -----------         ------
LESS DISTRIBUTIONS
Dividends from net investment income...     (.48)     (.50)     (.53)        (.48)           (.03)
Distribution in excess of net
  investment income....................     (.01)       --        --           --              --
Distributions from net realized
  gains................................       --        --        --         (.20)             --
                                         -------   -------   -------   -----------         ------
Total distributions....................     (.49)     (.50)     (.53)        (.68)           (.03)
                                         -------   -------   -------   -----------         ------
Net asset value, end of year...........  $ 10.41   $ 10.11   $ 10.06   $     9.91    $      10.87
                                         -------   -------   -------   -----------         ------
                                         -------   -------   -------   -----------         ------
TOTAL RETURN (d):......................     7.95%     5.52%     7.12%       (2.40)%          3.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........  $ 7,336   $ 7,792   $ 9,028   $   11,185    $      3,132
Average net assets (000)...............  $ 7,575   $ 8,293   $10,265   $    9,280    $      1,038
Ratios to average net assets (c):
  Expenses, including distribution
   fee.................................     1.22%     1.02%      .92%         .95%            .95%(b)
  Expenses, excluding distribution
   fee.................................      .47%      .27%      .17%         .20%            .20%(b)
  Net investment income................     4.67%     4.91%     5.35%        4.99%           5.19%(b)
Portfolio turnover rate................       22%       68%       65%          75%             68%

---------------

   (a) Commencement of offering of Class C shares. Prior to August 1, 1994, Class C Shares were called Class D Shares.

   (b)  Annualized.

   (c)  Net of expense subsidy and management fee waiver.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)


  The following financial highlights for the Class Z shares for the period from December 6, 1996 through August 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                              CLASS Z
                                         ------------------
                                            DECEMBER 6,
                                              1996(a)
                                              THROUGH
                                          AUGUST 31, 1997
                                         ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....  $           10.36
                                                    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)..............                .41
Net realized and unrealized gain on
investment transactions................                .06
                                                    ------
Total from investment operations.......                .47
                                                    ------
LESS DISTRIBUTIONS
Dividends from net investment income...                .41
                                                    ------
Net asset value, end of year...........  $           10.41
                                                    ------
                                                    ------
TOTAL RETURN (b):......................                4.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........  $              94
Average net assets (000)...............  $              36
Ratios to average net assets (c)/(d):
  Expenses.............................                .47%
  Net investment income................               5.48%
Portfolio turnover rate................                2.2%

------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.

  (d)  Net of expense subsidy and fee waiver.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE FLORIDA SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND TO INVEST IN SECURITIES WHICH WILL ENABLE ITS SHARES TO BE EXEMPT FROM THE FLORIDA INTANGIBLES TAX AND, IN CONJUNCTION THEREWITH, THE SERIES MAY ALSO INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN FLORIDA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH, IN THE OPINION OF COUNSEL, ARE EXEMPT FROM THE FLORIDA INTANGIBLES TAX AND WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAX (FLORIDA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Florida Obligations and certain types of U.S. Government securities and other assets are exempt from the Florida intangibles tax. The Fund has obtained a ruling from Florida authorities that, if on January 1 of any year the Series' portfolio of assets consists solely of such exempt investments, then the Series' shares will be exempt from the Florida intangibles tax payable in that year.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Florida Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term Florida Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.


  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN FLORIDA OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN FLORIDA OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                                   PERCENTAGE OF
          RATINGS                                TOTAL INVESTMENTS
          ------------------------------     -------------------------
          AAA/Aaa                                             56.61   %
          AA/Aa                                               14.61   %
          A/A                                                  4.44   %
          BBB/Baa                                             18.99   %
          BB/Ba                                                0.28   %
          Unrated
            AAA/Aaa                                            1.40   %
            AA/Aa                                              0.00   %
            A/A                                                0.00   %
            BBB/Baa                                            3.67   %



  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.


  The Series may purchase Florida Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Florida Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.





  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN FLORIDA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that the Series will have at least 80% of its total assets invested in Florida Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. The Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Florida Obligations or may invest its assets so that more than 20% of the income is subject to federal income taxes.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON FLORIDA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Florida Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.


  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL
OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT
RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTIONS OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.

  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' net asset value. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN FLORIDA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. Estimated General Revenue plus Working Capital and Budget Stabilization funds available total $16,617.4 million for 1996-1997, an increase of 6.7% over revenues for 1995-1996. Estimated Revenue of $15,568.7 million for fiscal 1996-1997 represents an increase of 6.3% over 1995-1996. If the issuers of any of the Florida Obligations are unable to meet their financial obligations because of natural disasters or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of average net assets, net of expense subsidy and fee waivers, were
 .57%, .97% and 1.22% for the Series' Class A, Class B and Class C shares, respectively. For the period from December 6, 1996 (commencement of the offering of Class Z shares) through August 31, 1997, total expenses of the Series as a percentage of average net assets, net of fee waivers were .47% (annualized) for the Series' Class Z shares. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid PIFM a management fee of
 .30 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  The current portfolio managers of the Series are Peter Allegrini and Scott Diamond, who share responsibility for the day-to-day management of each Series' portfolio. They have managed the portfolios since October 1997. From 1982 to 1986, Mr. Allegrini was employed by Fidelity Investments as a senior bond analyst and, from 1986 to 1994, he was portfolio manager, most recently of Fidelity Advisor High Income Municipal Fund and has been employed by PIC in various capacities since 1993. Scott Diamond has been employed by PIC in various capacities since 1993.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.

  FEE WAIVERS AND SUBSIDY


  PIFM may from time to time waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such fee waivers and expense subsidy. Effective September 1, 1997 PIFM discontinued its waiver of 40% of its management fee. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. PRUDENTIAL SECURITIES ALSO INCURS THE EXPENSE OF DISTRIBUTING THE SERIES' CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT WITH THE FUND, NONE OF WHICH IS REIMBURSED OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), affiliated broker-dealers, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1998.

  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee at a rate of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of .50 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of .25 of 1% of the average daily net assets of the Class C shares; provided that the total distribution-related fee does not exceed .75 of 1%. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended August 31, 1997, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.


  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.



  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN

ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months; but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Series will not be subject to any Florida state income tax on distributions received from the Series. However, distributions are likely to be taxable in whole or in part to corporate shareholders (which include limited liability companies) which are subject to Florida corporate income tax.

  Florida currently imposes an "intangibles tax" on certain securities and other intangible assets owned by Florida residents. Florida Obligations and certain types of U.S. Government securities and other assets are exempt from this intangibles tax. The

Fund has obtained a ruling from Florida authorities that, if on January 1 of any year the Series' portfolio of assets consists solely of such exempt investments, then the Series' shares will be exempt from the Florida intangibles tax payable in that year. If the Series holds any other type of assets on that date, then the entire value of the Series shares (except for that portion of the value of the shares attributable to U.S. government obligations) will be subject to the Florida intangibles tax.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or Florida purposes.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.



DIVIDENDS AND DISTRIBUTIONS



  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. The Series has a capital loss carryforward of $1,592,600, of which $1,460,000 expires in 2003 and $132,600 in 2005. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund (Florida Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (Florida Series), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12B-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1% (currently being charged    Initial sales charge waived or
             of the public offering price                at a rate of .10 of 1%)         reduced for certain purchases

CLASS B      Maximum contingent deferred sales                  .50 of 1%                Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum CDSC of 1% of the lesser of                .75 of 1%                Shares do not convert to another
             the amount invested or the
             redemption proceeds on redemptions
             made within one year of purchase

CLASS Z      None                                                 None                   Sold to a limited group of
                                                                                         investors

  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if any, of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                                      SALES CHARGE AS
                                    SALES CHARGE AS    PERCENTAGE OF    DEALER CONCESSION
                                     PERCENTAGE OF      NET AMOUNT      AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE       INVESTED        OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50
          $250,000 to $499,999           1.50              1.52               1.50
          $500,000 to $999,999           1.00              1.01               1.00
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.


  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Savings Accumulation Plans of the company's employees. The Program is available only to employees who open a Savings Accumulation Plan account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.



  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES

  Class Z shares of the Series are available for purchase by participants in any fee-based program sponsored by Prudential Securities or its affiliates which includes mutual funds as investment options and for which the Fund is an available option.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.


  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption. See "Distributions and Tax Information" in the Statement of Additional Information.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                     CONTINGENT DEFERRED
                                                            SALES
                                                    CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                 OF DOLLARS INVESTED OR
PAYMENT MADE                                         REDEMPTION PROCEEDS
--------------------------------------------------  ----------------------
First.............................................             5.0%
Second............................................             4.0
Third.............................................             3.0
Fourth............................................             2.0
Fifth.............................................             1.0
Sixth.............................................             1.0
Seventh...........................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER

FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS



MOODY'S INVESTORS SERVICE



BOND RATINGS



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.



  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



SHORT-TERM RATINGS



  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.



  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.



  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SHORT-TERM DEBT RATINGS



  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.



  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.



  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.



  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



BOND RATINGS



  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



COMMERCIAL PAPER RATINGS



  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MUNICIPAL NOTES



  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.

- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Series' Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         9
  Investment Objective and Policies.............         9
  Other Investments and Policies................        15
  Investment Restrictions.......................        16
HOW THE FUND IS MANAGED.........................        16
  Manager.......................................        16
  Distributor...................................        17
  Portfolio Transactions........................        19
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        19
HOW THE FUND VALUES ITS SHARES..................        19
HOW THE FUND CALCULATES PERFORMANCE.............        19
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        20
GENERAL INFORMATION.............................        23
  Description of Shares.........................        23
  Additional Information........................        24
SHAREHOLDER GUIDE...............................        24
  How to Buy Shares of the Fund.................        24
  Alternative Purchase Plan.....................        25
  How to Sell Your Shares.......................        28
  Conversion Feature--Class B Shares............        31
  How to Exchange Your Shares...................        31
  Shareholder Services..........................        33
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1


-------------------------------------------

MF148A                                                                   4443351

                        CUSIP Nos.:    Class A:    74435M-50-7
                                       Class B:    74435M-60-6
                                       Class C:    74435M-61-4
                                       Class Z:    74435M-42-4

                     PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                ----------------------------------------------------------------

                     FLORIDA SERIES


                     PROSPECTUS
                     October 30, 1997
                     www.prudential.com


                     [LOGO] Prudential
                           Investments

PRUDENTIAL MUNICIPAL SERIES FUND
(MARYLAND SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (Maryland Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Maryland State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Maryland Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Maryland Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Maryland State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Maryland State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Maryland State and federal income taxes (Maryland Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?



    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Maryland Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Maryland Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 13. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 11. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 31.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of the purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 18 and "Shareholder Guide-- How to Buy Shares of the Fund" at page 22.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:
                    Sold with an initial sales charge of up to 3% of the offering price.

     - Class B Shares:
                    Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:
                    Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


    See "Shareholder Guide--Alternative Purchase Plan" at page 23.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 26.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?



    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES
                               (MARYLAND SERIES)

                                                              CLASS A SHARES        CLASS B SHARES       CLASS C SHARES
                                                             -----------------  ----------------------  -----------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price).........................         3%                   None                 None
    Maximum Deferred Sales Load (as a percentage of
     original purchase price or redemption proceeds,
     whichever is lower)...................................        None          5% during the first    1% on redemptions
                                                                                year, decreasing by 1%   made within one
                                                                                annually to 1% in the   year of purchase
                                                                                fifth and sixth years
                                                                                  and 0% the seventh
                                                                                        year*
    Maximum Sales Load Imposed on Reinvested Dividends.....        None                  None                 None
    Redemption Fees........................................        None                  None                 None
    Exchange Fee...........................................        None                  None                 None


                                                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                                                             --------------   --------------   --------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees........................................        .50%              .50%            .50%
    12b-1 Fees (After Reduction)...........................        .10%++            .50%            .75%++
    Other Expenses.........................................        .57%              .57%            .57%
                                                                   ---               ---             ---
    Total Fund Operating Expenses (After Reduction)........       1.17%             1.57%           1.82%
                                                                   ---               ---             ---
                                                                   ---               ---             ---



                                                              1      3      5     10
                                                             YEAR  YEARS  YEARS  YEARS
                                                             ----  -----  -----  -----
EXAMPLE
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
    Class A................................................  $42   $ 66   $ 92   $168
    Class B................................................  $66   $ 80   $ 96   $171
    Class C................................................  $28   $ 57   $ 99   $214
You would pay the following expenses on the same
  investment, assuming no redemption:
    Class A................................................  $42   $ 66   $ 92   $168
    Class B................................................  $16   $ 50   $ 86   $171
    Class C................................................  $18   $ 57   $ 99   $214



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A
   REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other
   Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

** The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%). See "How the Fund is Managed--Manager--Fee Waivers."

+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1998. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.37% and 2.07%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                          CLASS A
                                -------------------------------------------------------------------------------------------
                                                                                                                JANUARY 22,
                                                                                                                 1990 (a)
                                                           YEAR ENDED AUGUST 31,                                  THROUGH
                                ----------------------------------------------------------------------------    AUGUST 31,
                                 1997         1996         1995         1994       1993      1992      1991        1990
                                -------      -------      -------      -------    ------    ------    ------    -----------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $ 10.74      $ 10.66      $ 10.66      $ 11.64    $11.11    $10.67    $10.23      $10.44
                                -------      -------      -------      -------    ------    ------    ------    -----------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........      .49(d)       .51(d)       .53(d)       .57       .62       .63       .67         .40
Net realized and unrealized
  gain (loss) on investment
  transactions................      .39          .08          .10         (.77)      .65       .44       .44        (.21)
                                -------      -------      -------      -------    ------    ------    ------    -----------
Total from investment
  operations..................      .88          .59          .63         (.20)     1.27      1.07      1.11         .19
                                -------      -------      -------      -------    ------    ------    ------    -----------
LESS DISTRIBUTIONS
Dividends from net investment
  income......................     (.49)        (.51)        (.53)        (.57)     (.62)     (.63)     (.67)       (.40)
Distributions paid in excess
  of net investment income....     (.01)          --           --           --        --        --        --          --
Distributions from net
  realized gains..............     (.13)          --         (.10)        (.21)     (.12)       --        --          --
                                -------      -------      -------      -------    ------    ------    ------    -----------
Total distributions...........     (.63)        (.51)        (.63)        (.78)     (.74)     (.63)     (.67)       (.40)
                                -------      -------      -------      -------    ------    ------    ------    -----------
Net asset value, end of
  period......................  $ 10.99      $ 10.74      $ 10.66      $ 10.66    $11.64    $11.11    $10.67      $10.23
                                -------      -------      -------      -------    ------    ------    ------    -----------
                                -------      -------      -------      -------    ------    ------    ------    -----------

TOTAL RETURN (c):.............     8.38%        5.58%        6.32%       (1.75)%   11.89%    10.35%    10.84%       1.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................  $18,558      $18,339      $17,726      $ 2,709    $2,930    $1,335    $  804      $  349
Average net assets (000)......  $18,970      $18,484      $11,341      $ 2,877    $2,068    $1,080    $  518      $  141
Ratios to average net assets:
  Expenses, including
   distribution fees..........     1.12%(d)     1.10%(d)     1.30%(d)      .95%      .96%      .96%     1.10%       1.01%(b)
  Expenses, excluding
   distribution fees..........     1.02%(d)     1.00%(d)     1.20%(d)      .85%      .86%      .86%     1.00%        .91%(b)
  Net investment income.......     4.52%(d)     4.69%(d)     4.96%(d)     5.18%     5.51%     5.80%     6.07%       6.31%(b)
Portfolio turnover rate.......       30%          42%          49%          40%       41%       34%       18%         46%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d)  Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                       CLASS B
                        -----------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                        -----------------------------------------------------------------------------------------------------
                          1997        1996        1995        1994      1993     1992     1991     1990    1989 (b)    1988
                        ---------    -------     -------     -------   -------  -------  -------  -------  --------   -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year...  $   10.75    $ 10.67     $ 10.67     $ 11.65   $ 11.12  $ 10.68  $ 10.23  $ 10.48  $ 10.23    $ 10.29
                        ---------    -------     -------     -------   -------  -------  -------  -------  --------   -------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income..............        .45(d)     .47(d)      .49(d)      .53       .58      .59      .63      .62      .65        .69(a)
Net realized and
  unrealized gain
  (loss) on investment
  transactions........        .39        .08         .10        (.77)      .65      .44      .45     (.25)     .25       (.06)
                        ---------    -------     -------     -------   -------  -------  -------  -------  --------   -------
Total from investment
  operations..........        .84        .55         .59        (.24)     1.23     1.03     1.08      .37      .90        .63
                        ---------    -------     -------     -------   -------  -------  -------  -------  --------   -------

LESS DISTRIBUTIONS
Dividends from net
  investment income...       (.45)      (.47)       (.49)       (.53)     (.58)    (.59)    (.63)    (.62)    (.65)      (.69)
Distribution paid in
  excess of net
  investment..........       (.01)        --          --          --        --       --       --       --       --         --
Distributions from net
  realized gains......       (.13)        --        (.10)       (.21)     (.12)      --       --       --       --         --
                        ---------    -------     -------     -------   -------  -------  -------  -------  --------   -------
Total distributions...       (.59)      (.47)       (.59)       (.74)     (.70)    (.59)    (.63)    (.62)    (.65)      (.69)
                        ---------    -------     -------     -------   -------  -------  -------  -------  --------   -------
Net asset value, end
  of year.............  $   11.00    $ 10.75     $ 10.67     $ 10.67   $ 11.65  $ 11.12  $ 10.68  $ 10.23  $ 10.48    $ 10.23
                        ---------    -------     -------     -------   -------  -------  -------  -------  --------   -------
                        ---------    -------     -------     -------   -------  -------  -------  -------  --------   -------

TOTAL RETURN (c):.....       7.94%      5.16%       5.88%      (2.13)%   11.43%    9.90%   10.49%    3.58%    9.17%      6.38%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (000)..........  $  14,412    $18,512     $21,414     $51,198   $57,598  $51,313  $51,110  $48,226  $47,409    $39,154
Average net assets
  (000)...............  $  16,113    $19,898     $33,497     $55,223   $53,780  $50,970  $48,422  $48,573  $44,243    $35,675
Ratios to average net
  assets:
  Expenses, including
   distribution
   fees...............       1.52%(d)    1.50%(d)    1.55%(d)    1.35%    1.36%    1.37%    1.49%    1.40%    1.37%      1.24%(a)
  Expenses, excluding
   distribution
   fees...............       1.02%(d)    1.00%(d)    1.05%(d)     .85%     .86%     .87%     .99%     .92%     .90%       .75%(a)
  Net investment
   income.............       4.12%(d)    4.30%(d)    4.84%(d)    4.77%    5.11%    5.42%    5.70%    5.95%    6.26%      6.67%(a)
Portfolio turnover
  rate................         30%        42%         49%         40%       41%      34%      18%      46%      47%        46%

-----------------

   (a)  Net of expense subsidy.

   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

   (d)  Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                CLASS C
                                            -----------------------------------------------
                                                                                 AUGUST 1,
                                                                                  1994 (a)
                                                 YEAR ENDED AUGUST 31,            THROUGH
                                            -------------------------------      AUGUST 31,
                                              1997        1996        1995          1994
                                            --------     ------      ------      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......  $  10.75     $10.67      $10.67        $10.70
                                            --------     ------      ------      ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................       .42(d)     .44(d)      .47(d)        .05
Net realized and unrealized gain (loss) on
  investment transactions.................       .39        .08         .10          (.03)
                                            --------     ------      ------      ----------
Total from investment operations..........       .81        .52         .57           .02
                                            --------     ------      ------      ----------
LESS DISTRIBUTIONS
Dividends from net investment income......      (.42)      (.44)       (.47)         (.05)
Distribution paid in excess of net
  investment income.......................      (.01)        --          --            --
Distributions from net realized gains.....      (.13)        --        (.10)           --
                                            --------     ------      ------      ----------
Total distributions.......................      (.56)      (.44)       (.57)         (.05)
                                            --------     ------      ------      ----------
Net asset value, end of period............  $  11.00     $10.75      $10.67        $10.67
                                            --------     ------      ------      ----------
                                            --------     ------      ------      ----------
TOTAL RETURN (c):.........................      7.68%      4.90%       5.62%          .07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........  $     68     $   47      $   52        $  102
Average net assets (000)..................  $     49     $   43      $   58        $   31
Ratios to average net assets:
  Expenses, including distribution fees...      1.77%(d)   1.75%(d)    1.82%(d)      2.21%(b)
  Expenses, excluding distribution fees...      1.02%(d)   1.00%(d)    1.07%(d)      1.47%(b)
  Net investment income...................      3.72%(d)   4.05%(d)    4.55%(d)      4.75%(b)
Portfolio turnover rate...................        30%        42%         49%           40%

-------------

  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.

  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (d)  Net of management fee waiver.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MARYLAND SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MARYLAND STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MARYLAND STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MARYLAND STATE AND FEDERAL INCOME TAXES (MARYLAND OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax (AMT bonds). See "Taxes, Dividends and Distributions." Under Maryland law, dividends paid by the Series are exempt from Maryland personal income tax for resident individuals to the extent they are derived from interest payments on and, in some cases, gain from the sale of Maryland Obligations, provided, however, that up to 50% of dividends attributable to interest received by the Series on AMT bonds could be subject to Maryland individual income tax. Maryland Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.


  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS.There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN MARYLAND OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN MARYLAND OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P, OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                                                                 PERCENTAGE OF
RATINGS                                                                        TOTAL INVESTMENTS
-----------------------------------------------------------------------------  -----------------
AAA/Aaa......................................................................          53.19%
AA/Aa........................................................................          22.70%
A/A..........................................................................           8.47%
BBB/Baa......................................................................          12.96%
Unrated
  AAA/Aaa....................................................................           0.00%
  AA/Aa......................................................................           0.00%
  A/A........................................................................           0.00%
  BBB/Baa....................................................................           2.68%



  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.



  The Series may purchase Maryland Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Maryland Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.


  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MARYLAND OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Maryland State and federal income taxes or the Series will have at least 80% of its total assets invested in Maryland Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Maryland Obligations or may invest its assets so that more than 20% of the income is subject to Maryland State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MARYLAND OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Maryland Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.


  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL
OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT
RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' net asset value. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MARYLAND OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MARYLAND OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MARYLAND OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. During the three fiscal years from 1991 through 1993, the State's finances were severely affected by the national recession. Nevertheless, the State closed fiscal year 1993 with a $10.5 million operating surplus on a budgetary basis and closed fiscal year 1994 with a $60 million operating surplus on a budgetary basis. On a GAAP basis, the State's General Fund moved from a deficit of $121.7 million as of June 30, 1993 to a positive balance of $113.9 million on June 30, 1994. Financial operations continued to improve in fiscal year 1995, with revenues exceeding estimates by $217 million and expenditures at $184 million above budget. Estimates for 1996 General Fund revenues were revised downward by $148 million, compared to projections made in the enacted budget; nevertheless, the State closed fiscal year 1996 with a General Fund balance on a budgetary basis of $13.1 million and $461.2 million in the Revenue Stabilization Account of the State Reserve Fund. The State currently projects a General Fund balance for fiscal 1997 on a budgetary basis of $144.5 million and $490.4 million in the Revenue Stabilization Account of the State Reserve Fund. The enacted 1997 budget held overall appropriations to slightly over 1996 levels, reflecting slowed revenue growth and the absence of an appropriation to the now fully funded Revenue Stabilization Account of the State Reserve Fund.

  In April 1997 the General Assembly approved a $15.4 billion 1998 fiscal year budget. This budget (i) includes funds sufficient to meet all specific statutory funding requirements; (ii) incorporates the first year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased in fiscal year 2001); and (iii) includes the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million.



  Other issuers of Maryland Obligations are subject to various risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations issued by the State. If either the State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of average net assets, net of fee waivers, were 1.12%, 1.52% and 1.77% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid PIFM a management fee of
 .45 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers" below and "Manager" in Statement of Additional Information.



  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICE. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  The current portfolio manager of the Series is James M. Murphy. Mr. Murphy has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1989.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.

  FEE WAIVERS



  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. Effective September 1, 1997, PIFM discontinued its waiver of 10% of its management fee. See "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES.These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1998.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY
NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1998. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended August 31, 1997, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.


  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.



  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment.

The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under Maryland law, dividends paid by the Series are exempt from Maryland personal income tax for individuals who reside in Maryland to the extent such dividends are exempt from federal income tax and are derived from interest payments on Maryland Obligations, provided, however, that up to 50% of dividends attributable to interest received by the Series on certain private activity bonds which are not issued by the State of Maryland or its political subdivisions could be subject to Maryland individual income tax. In addition, distributions attributable (i) to gain realized by the Series on the disposition of those Maryland Obligations issued by the State of Maryland or its political subdivisions and (ii) to interest received by the Series on U.S. Government obligations are exempt from Maryland personal income tax.

  Distributions other than those described as exempt in the preceding paragraph will be subject to Maryland personal income tax.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and are identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund (Maryland Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B or Class C shares).


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1% (currently being charged    Initial sales charge waived or
             of the public offering price          at a rate of .10 of 1%)               reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum CDSC of 1% of the lesser of   1% (currently being charged at a      Shares do not convert to another
             the amount invested or the            rate of .75 of 1%)                    class
             redemption proceeds on redemptions
             made within one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, if may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50
          $250,000 to $499,999           1.50              1.52               1.50
          $500,000 to $999,999           1.00              1.01               1.00
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.


  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Savings Accumulation Plans of the company's employees. The Program is available only to employees who open a Savings Accumulation Plan account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.



  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with

Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.



  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits: provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a PRO RATA basis. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption. See "Distributions and Tax Information" in the Statement of Additional Information.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.


  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                 OF DOLLARS INVESTED OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     -------------------------
          First.........................                5.0%
          Second........................                4.0
          Third.........................                3.0
          Fourth........................                2.0
          Fifth.........................                1.0
          Sixth.........................                1.0
          Seventh.......................               None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Pruchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See " Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing ClassB or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS



MOODY'S INVESTORS SERVICE



BOND RATINGS



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.



  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



SHORT-TERM RATINGS



  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.



  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.



  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SHORT-TERM DEBT RATINGS



  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.



  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.



  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.



  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



BOND RATINGS



  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



COMMERCIAL PAPER RATINGS



  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MUNICIPAL NOTES



  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.

- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Series' Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Other Investments and Policies................        14
  Investment Restrictions.......................        15
HOW THE FUND IS MANAGED.........................        15
  Manager.......................................        15
  Distributor...................................        16
  Portfolio Transactions........................        18
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        18
HOW THE FUND VALUES ITS SHARES..................        18
HOW THE FUND CALCULATES PERFORMANCE.............        18
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        19
GENERAL INFORMATION.............................        21
  Description of Shares.........................        21
  Additional Information........................        22
SHAREHOLDER GUIDE...............................        22
  How to Buy Shares of the Fund.................        22
  Alternative Purchase Plan.....................        23
  How to Sell Your Shares.......................        26
  Conversion Feature--Class B Shares............        29
  How to Exchange Your Shares...................        30
  Shareholder Services..........................        31
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1


-------------------------------------------


MF125A                                                                   44404BU


                                       Class A:    74435M-70-5
                        CUSIP Nos.:    Class B:    74435M-80-4
                                       Class C:    74435M-57-2

                     PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                     -------------------------------------------------

                     MARYLAND SERIES


                     PROSPECTUS
                     OCTOBER 30, 1997
                     WWW.PRUDENTIAL.COM


                     [LOGO] PRUDENTIAL INVESTMENTS LOGO

PRUDENTIAL MUNICIPAL SERIES FUND
(MASSACHUSETTS SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (Massachusetts Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Massachusetts state and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Massachusetts Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Massachusetts Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?


    The Series' investment objective is to maximize current income that is exempt from Massachusetts state and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Massachusetts state, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Massachusetts state and federal income taxes (Massachusetts Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.



  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?



    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Massachusetts Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Massachusetts Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 14. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests-- Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 13. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 16.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. Prudential Securities incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 32.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.


  WHAT ARE MY PURCHASE ALTERNATIVES?


    The Series offers four classes of shares:


     - Class A Shares:
                    Sold with an initial sales charge of up to 3% of the offering price.

     - Class B Shares:
                    Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.


     - Class C Shares:
                    Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution expenses than Class A shares but do not convert to another class.



     - Class Z Shares:
                    Sold without either an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.



    See "Shareholder Guide--Alternative Purchase Plan" at page 24.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 27.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?



    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES
                             (MASSACHUSETTS SERIES)


                                   CLASS A SHARES       CLASS B SHARES          CLASS C SHARES        CLASS Z SHARES
                                  ----------------   ---------------------   ---------------------   ----------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed
     on Purchases (as a
     percentage of offering
     price).....................         3%                  None                    None                  None
    Maximum Deferred Sales Load
     (as a percentage of
     original purchase price or
     redemption proceeds,
     whichever is lower)........        None         5% during the first     1% on redemptions             None
                                                     year, decreasing by     made within one year
                                                     1% annually to 1% in    of purchase
                                                     the fifth and sixth
                                                     years and 0% the
                                                     seventh year*
    Maximum Sales Load Imposed
     on Reinvested Dividends....        None                 None                    None                  None
    Redemption Fees.............        None                 None                    None                  None
    Exchange Fee................        None                 None                    None                  None



                                                                                                         CLASS Z
                                   CLASS A SHARES       CLASS B SHARES          CLASS C SHARES          SHARES***
                                  ----------------   ---------------------   ---------------------   ----------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees.............              .50%                    .50%                    .50%               .50%
    12b-1 Fees (After
     Reduction).................              .10%++                  .50%                    .75%++             None
    Other Expenses..............              .45%                    .45%                    .45%               .45%
                                              ---                     ---                     ---
                                                                                                                  --
    Total Fund Operating
     Expenses (After
     Reduction).................             1.05%                   1.45%                   1.70%
                                                                                                                 .95%
                                              ---                     ---                     ---
                                              ---                     ---                     ---
                                                                                                                  --
                                                                                                                  --



                                            1         3         5         10
                                          YEAR      YEARS     YEARS     YEARS
                                         -------   -------   -------   --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A............................  $   40    $   62    $   86    $   154
    Class B............................  $   65    $   76    $   89    $   158
    Class C............................  $   27    $   54    $   92    $   201
    Class Z***.........................  $   10    $   30    $   53    $   117
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A............................  $   40    $   62    $   86    $   154
    Class B............................  $   15    $   46    $   79    $   158
    Class C............................  $   17    $   54    $   92    $   201
    Class Z***.........................  $   10    $   30    $   53    $   117



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A
   REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."


** The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%). See "How the Fund is Managed--Manager--Fee Waivers."



*** Based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended August 31, 1997.


+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-- Distributor."


++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1998. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.25% and 1.95%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                        CLASS A
                          ----------------------------------------------------------------------------------------------------
                                                                                                                JANUARY 22,
                                                            YEAR ENDED                                            1990 (a)
                                                            AUGUST 31,                                            THROUGH
                          -------------------------------------------------------------------------------        AUGUST 31,
                           1997        1996        1995        1994        1993        1992        1991             1990
                          -------     -------     -------     -------     -------     -------     -------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of period...  $ 11.54     $ 11.63     $ 11.37     $ 12.17     $ 11.50     $ 10.94     $ 10.44     $         10.70
                          -------     -------     -------     -------     -------     -------     -------              ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income...      .58(d)      .59(d)      .65(d)      .67         .68         .69         .70                 .41
Net realized and
  unrealized gain (loss)
  on investment
  transactions..........      .33        (.02)        .26        (.73)        .67         .56         .50                (.26)
                          -------     -------     -------     -------     -------     -------     -------              ------
Total from investment
  operations............      .91         .57         .91        (.06)       1.35        1.25        1.20                 .15
                          -------     -------     -------     -------     -------     -------     -------              ------
LESS DISTRIBUTIONS
Dividends from net
  investment income.....     (.58)       (.59)       (.65)       (.67)       (.68)       (.69)       (.70)               (.41)
Distributions from net
  realized gains........     (.18)       (.07)         --        (.07)         --          --          --                  --
                          -------     -------     -------     -------     -------     -------     -------              ------
Total distributions.....     (.76)       (.66)       (.65)       (.74)       (.68)       (.69)       (.70)               (.41)
                          -------     -------     -------     -------     -------     -------     -------              ------
Net asset value, end of
  period................  $ 11.69     $ 11.54     $ 11.63     $ 11.37     $ 12.17     $ 11.50     $ 10.94     $         10.44
                          -------     -------     -------     -------     -------     -------     -------              ------
                          -------     -------     -------     -------     -------     -------     -------              ------
TOTAL RETURN (C):.......     8.10%       4.93%       8.33%       (.58)%     12.10%      11.76%      11.81%               1.41%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)..........  $28,890     $28,058     $27,525     $ 2,293     $ 2,325     $   903     $   665     $           257
Average net assets
  (000).................  $29,096     $28,091     $15,837     $ 2,578     $ 1,336     $   770     $   344     $           127
Ratios to average net
  assets:
  Expenses, including
   distribution fee.....     1.00%(d)    1.06%(d)     .97%(d)     .87%        .95%        .99%       1.05%               1.04%(b)
  Expenses, excluding
   distribution fee.....      .90%(d)     .96%(d)     .87%(d)     .77%        .85%        .89%        .95%                .95%(b)
  Net investment
   income...............     5.00%(d)    5.06%(d)    5.59%(d)    5.60%       5.79%       6.14%       6.53%               6.60%(b)
Portfolio turnover
  rate..................       22%         18%         36%         33%         56%         32%         34%                 33%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d)  Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                       CLASS B
                      ----------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                      ----------------------------------------------------------------------------------------------------------
                       1997        1996        1995        1994      1993      1992      1991      1990     1989 (b)      1988
                      -------     -------     -------     -------   -------   -------   -------   -------   --------     -------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............  $ 11.53     $ 11.62     $ 11.36     $ 12.17   $ 11.49   $ 10.94   $ 10.44   $ 10.74   $ 10.53      $ 10.58
                      -------     -------     -------     -------   -------   -------   -------   -------   --------     -------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............      .53(d)      .54(d)      .60(d)      .61       .63       .64       .65       .65       .68          .71(a)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......      .33        (.02)        .26        (.74)      .68       .55       .50      (.30)      .21         (.05)
                      -------     -------     -------     -------   -------   -------   -------   -------   --------     -------
Total from
  investment
  operations........      .86         .52         .86        (.13)     1.31      1.19      1.15       .35       .89          .66
                      -------     -------     -------     -------   -------   -------   -------   -------   --------     -------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............     (.53)       (.54)       (.60)       (.61)     (.63)     (.64)     (.65)     (.65)     (.68)        (.71)
Distributions from
  net realized
  gains.............     (.18)       (.07)         --        (.07)       --        --        --        --        --           --
                      -------     -------     -------     -------   -------   -------   -------   -------   --------     -------
Total
  distributions.....     (.71)       (.61)       (.60)       (.68)     (.63)     (.64)     (.65)     (.65)     (.68)        (.71)
                      -------     -------     -------     -------   -------   -------   -------   -------   --------     -------
Net asset value, end
  of period.........  $ 11.68     $ 11.53     $ 11.62     $ 11.36   $ 12.17   $ 11.49   $ 10.94   $ 10.44   $ 10.74      $ 10.53
                      -------     -------     -------     -------   -------   -------   -------   -------   --------     -------
                      -------     -------     -------     -------   -------   -------   -------   -------   --------     -------
TOTAL RETURN (C):...     7.67%       4.51%       7.90%      (1.15)%   11.77%    11.23%    11.38%     3.40%     8.67%        6.54%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)......  $18,247     $22,758     $28,367     $55,420   $61,121   $53,449   $49,641   $50,575   $52,754      $45,278
Average net assets
  (000).............  $20,301     $25,751     $39,455     $59,544   $55,965   $50,607   $49,083   $52,974   $49,841      $41,357
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............     1.40%(d)    1.46%(d)    1.34%(d)    1.27%     1.35%     1.39%     1.45%     1.37%     1.34%        1.22%(a)
  Expenses,
   excluding
   distribution
   fee..............      .90%(d)     .96%(d)     .84%(d)     .77%      .85%      .89%      .95%      .90%      .87%         .72%(a)
  Net investment
   income...........     4.60%(d)    4.66%(d)    5.37%(d)    5.20%     5.39%     5.74%     6.13%     6.21%     6.24%        6.76%(a)
Portfolio turnover
  rate..............       22%         18%         36%         33%       56%       32%       34%       33%       23%          41%

---------------

   (a)  Net of expense subsidy.

   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

   (d)  Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                            CLASS C
                                                    -------------------------------------------------------
                                                                                              AUGUST 1,
                                                                YEAR ENDED                     1994 (a)
                                                                AUGUST 31,                     THROUGH
                                                    ----------------------------------        AUGUST 31,
                                                      1997         1996         1995             1994
                                                    --------     --------     --------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  11.53     $  11.62     $  11.36            $  11.41
                                                    --------     --------     --------              ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................       .50(d)       .51(d)       .57(d)              .04
Net realized and unrealized gain (loss) on
  investment transactions.........................       .33         (.02)         .26                (.05)
                                                    --------     --------     --------              ------
Total from investment operations..................       .83          .49          .83                (.01)
                                                    --------     --------     --------              ------
LESS DISTRIBUTIONS
Dividends from net investment income..............      (.50)        (.51)        (.57)               (.04)
Distributions from net realized gains.............      (.18)        (.07)          --                  --
                                                    --------     --------     --------              ------
Total distributions...............................      (.68)        (.58)        (.57)               (.04)
                                                    --------     --------     --------              ------
Net asset value, end of period....................  $  11.68     $  11.53     $  11.62            $  11.36
                                                    --------     --------     --------              ------
                                                    --------     --------     --------              ------
TOTAL RETURN (C):.................................      7.41%        4.26%        7.60%               (.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $     78     $     45     $     14            $    216(e)
Average net assets (000)..........................  $     48     $     41     $     14            $     15(e)
Ratios to average net assets:
  Expenses, including distribution fee............      1.65%(d)     1.72%(d)     1.60%(d)            1.57%(b)
  Expenses, excluding distribution fee............       .90%(d)      .97%(d)      .85%(d)             .82%(b)
  Net investment income...........................      4.36%(d)     4.39%(d)     5.07%(d)            5.06%(b)
Portfolio turnover rate...........................        22%          18%          36%                 33%

------------

  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.

  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (d)  Net of management fee waiver.

  (e)  Amounts are actual and not rounded to the nearest thousand.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)


  The following financial highlights for the Class Z shares for the period from December 6, 1996 through August 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                   CLASS Z
                                                              -----------------
                                                                 DECEMBER 6,
                                                                   1996(a)
                                                                   THROUGH
                                                               AUGUST 31, 1997
                                                              -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 11.80
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)...................................           .47(d)
Net realized and unrealized gain (loss) on investment
 transactions...............................................           .06
                                                                   -------
Total from investment operations............................           .53
                                                                   -------
LESS DISTRIBUTIONS
Dividends from net investment income........................          (.47)
Distributions from net realized gains.......................          (.18)
                                                                   -------
Total Distributions.........................................          (.65)
                                                                   -------
Net asset value, end of period..............................       $ 11.68
                                                                   -------
                                                                   -------
TOTAL RETURN(b):............................................          4.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................       $   204(e)
Average net assets (000)....................................       $   200(e)
Ratios to average net assets:(c)/(d)
    Expenses................................................           .90%
    Net investment income...................................          5.55%
Portfolio turnover rate.....................................            22%
------------
(a) Commencement of offering of Class Z shares.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of management fee waiver.
(e) Amounts are actual and are not rounded to the nearest thousand.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MASSACHUSETTS SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MASSACHUSETTS STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES (MASSACHUSETTS OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for resident individuals and other resident noncorporate shareholders to the extent they are derived from interest payments on Massachusetts Obligations or from long-term capital gains on certain Massachusetts Obligations. Massachusetts Obligations could include general obligation bonds of the Commonwealth, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.


  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN MASSACHUSETTS OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN MASSACHUSETTS OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities by S&P are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.



  During the year ended August 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                                   PERCENTAGE OF
          RATINGS                                TOTAL INVESTMENTS
          ------------------------------     -------------------------
          AAA/Aaa                                             60.67   %
          AA/Aa                                               13.07   %
          A/A                                                 14.76   %
          BBB/Baa                                             11.50   %



  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase Massachusetts Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Massachusetts Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.


  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MASSACHUSETTS OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Massachusetts and federal income taxes or the Series will have at least 80% of its total assets invested in Massachusetts Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Massachusetts Obligations or may invest its assets so that more than 20% of the income is subject to Massachusetts state or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MASSACHUSETTS OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Massachusetts Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.


  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain government bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' net asset value. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MASSACHUSETTS OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MASSACHUSETTS OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MASSACHUSETTS OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. The most recent recession had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal 1990. However, since that time, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth resulting in the achievement of budget surpluses each year from 1992 through 1996. Massachusetts is currently rated A-1 by Moody's Investors Service. Fiscal year 1997 tax revenue collections totaled $12.861 billion, which exceeded estimates by $354 million and exceeded fiscal 1996 tax revenues by $812 million. The Budgeted Operating Funds of the Commonwealth ended fiscal 1997 with a surplus of revenues and other sources over expenditures and other uses of $183 million resulting in aggregate ending fund balances in the Budgeted Operating Funds of the Commonwealth of approximately $1.626 billion. The Commonwealth estimates total spending in fiscal 1998 to be approximately $18.4 billion, including $235.5 million in continuing appropriations from fiscal 1997. Fiscal 1998 total revenues are estimated to be approximately $17.918 billion, including approximately $12.861 billion in tax revenues. The tax revenue estimate amounts to an increase of approximately $812 million, or 6.7%, over same period last year. Inflexibility dictated by a heavy debt load and other substantial fixed costs, particularly pension contributions and transit subsidies, pose significant obstacles to continued progress. If either Massachusetts or any of its local government entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISOR AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of average net assets, net of fee waivers, were 1.00%, 1.40% and 1.65% for the Series' Class A, Class B and Class C shares, respectively. For the period from December 6, 1996 (commencement of the offering of Class Z shares) through August 31, 1997, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .90%% (annualized) for the Series' Class Z shares. See "Financial Highlights."

MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid PIFM a management fee of
 .45 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  The current portfolio manager of the Series is James M. Murphy. Mr. Murphy has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1989.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS


  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. Effective September 1, 1997, PIFM discontinued its waiver of 10% of its management fee. See "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. Prudential Securities also incurs the expense of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1998.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY
NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1998. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1997, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.



  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in value of the Series' portfolio securities do not materially affect the NAV.



  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for individuals and other noncorporate shareholders resident in Massachusetts to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class other than Class Z will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series, and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.



  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.


  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED

UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares except that the minimum investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund (Massachusetts Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (Massachusetts Series), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS THROUGH THIS PROSPECTUS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1% (currently being charged    Initial sales charge waived or
             of the public offering price          at a rate of .10 of 1%)               reduced for certain purchases

CLASS B      Maximum contingent deferred sales                  .50 of 1%                Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum CDSC of 1% of the lesser of   1% (currently being charged at a      Shares do not convert to another
             the amount invested or the            rate of .75 of 1%)                    class
             redemption proceeds on redemptions
             made within one year of purchase

CLASS Z      None                                                 None                   Sold to a limited group of
                                                                                         investors



  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if any, of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.


  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                         SALES CHARGE AS  SALES CHARGE AS  DEALER CONCESSION
                                          PERCENTAGE OF    PERCENTAGE OF   AS PERCENTAGE OF
AMOUNT OF PURCHASE                       OFFERING PRICE   AMOUNT INVESTED   OFFERING PRICE
---------------------------------------  ---------------  ---------------  -----------------
Less than $99,999                                3.00%            3.09%              3.00%
$100,000 to $249,999                             2.50             2.56               2.50
$250,000 to $499,999                             1.50             1.52               1.50
$500,000 to $999,999                             1.00             1.01               1.00
$1,000,000 and above                             None             None               None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.


  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Savings Accumulation Plans of the company's employees. The Program is available only to employees who open a Savings Accumulation Plan account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.



  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.



  CLASS Z SHARES



  Class Z shares of the Fund are available for purchase by the following categories of investors:



(i) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudental Mutual Funds (including the Fund); and (iii) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee saving plan.



  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.


  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.



  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer

Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption. See "Distributions and Tax Information" in the Statement of Additional Information.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Series to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.


  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                         CONTINGENT DEFERRED SALES
                                          CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                       OF DOLLARS INVESTED OR
PAYMENT MADE                                REDEMPTION PROCEEDS
---------------------------------------  -------------------------
First..................................                  5.0%
Second.................................                  4.0
Third..................................                  3.0
Fourth.................................                  2.0
Fifth..................................                  1.0
Sixth..................................                  1.0
Seventh................................                 None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer

Agent will calculate the total amount available for this waiver annually on the anniversary of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute

"preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD THE CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.



  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A Shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.


  The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.


  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS



MOODY'S INVESTORS SERVICE



BOND RATINGS



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.



  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



SHORT-TERM RATINGS



  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.



  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.



  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SHORT-TERM DEBT RATINGS



  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.



  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.



  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.



  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



BOND RATINGS



  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



COMMERCIAL PAPER RATINGS



  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MUNICIPAL NOTES



  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Series' Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         9
  Investment Objective and Policies.............         9
  Other Investments and Policies................        14
  Investment Restrictions.......................        15
HOW THE FUND IS MANAGED.........................        15
  Manager.......................................        16
  Distributor...................................        16
  Portfolio Transactions........................        18
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        18
HOW THE FUND VALUES ITS SHARES..................        19
HOW THE FUND CALCULATES PERFORMANCE.............        19
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        20
GENERAL INFORMATION.............................        22
  Description of Shares.........................        22
  Additional Information........................        23
SHAREHOLDER GUIDE...............................        23
  How to Buy Shares of the Fund.................        23
  Alternative Purchase Plan.....................        24
  How to Sell Your Shares.......................        27
  Conversion Feature--Class B Shares............        30
  How to Exchange Your Shares...................        31
  Shareholder Services..........................        32
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1


-------------------------------------------

MF119A                                                                   44404AW


                                       Class A:    74435M-65-5
                                       Class B:    74435M-66-3
                        CUSIP Nos.:    Class C:    74435M-56-4
                                       Class Z:    74435M-41-6



                     PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                     ----------------------------------------

                     MASSACHUSETTS SERIES


                     PROSPECTUS
                     October 30, 1997
                     www.prudential.com


                     [LOGO] Prudential
                           Investments

PRUDENTIAL MUNICIPAL SERIES FUND
(MASSACHUSETTS MONEY MARKET SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (Massachusetts Money Market Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from Massachusetts state and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt Massachusetts state, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the Massachusetts Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Massachusetts Money Market Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from Massachusetts state and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term Massachusetts state, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Massachusetts state and federal income taxes (Massachusetts Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 13.


    In seeking to achieve its investment objective, the Series will invest primarily in Massachusetts Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Massachusetts Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor) acts as the Distributor of the Series' shares. The Series reimburses Prudential Securities for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide--Shareholder Services" at page 24.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 13 and "Shareholder Guide--How to Buy Shares of the Fund" at page 16.


  HOW DO I SELL MY SHARES?


    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 20.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES
                      (MASSACHUSETTS MONEY MARKET SERIES)


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................     None
    Maximum Deferred Sales Load.............................     None
    Maximum Sales Load Imposed on Reinvested Dividends......     None
    Redemption Fees.........................................     None
    Exchange Fee............................................     None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
    Management Fees.........................................     .500%
    12b-1 Fees..............................................     .125%
    Other Expenses..........................................     .290%
                                                              -------
    Total Fund Operating Expenses...........................     .915%
                                                              -------
                                                              -------



                                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   ---------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each
  time period:                                                $    9    $   29    $   51      $  113



  The above example is based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------

* The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.375 of 1%). See "How the Fund is Managed--Manager--Fee Waivers."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.


                                                                                                           AUGUST 5,
                                                                                                            1991 (a)
                                                              YEAR ENDED AUGUST 31,                         THROUGH
                                         ---------------------------------------------------------------   AUGUST 31,
                                           1997       1996       1995       1994       1993       1992        1991
                                         --------   --------   --------   --------   --------   --------   ----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $ 1.00
Net investment income and net realized
  gains (c)............................       .03        .03        .03        .02        .02        .03       .003
Dividends and distributions to
  shareholders.........................      (.03)      (.03)      (.03)      (.02)      (.02)      (.03)     (.003)
                                         --------   --------   --------   --------   --------   --------   ----------
Net asset value, end of period.........  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $ 1.00
                                         --------   --------   --------   --------   --------   --------   ----------
                                         --------   --------   --------   --------   --------   --------   ----------

TOTAL RETURN (d):......................      3.08%      3.12%      3.10%      1.89%      2.17%      3.44%      0.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........  $ 53,441   $ 50,511   $ 56,822   $ 37,278   $ 36,608   $ 18,019     $6,365
Average net assets (000)...............  $ 53,078   $ 54,689   $ 42,919   $ 42,427   $ 32,246   $ 15,477     $3,200
Ratios to average net assets (c):
  Expenses, including distribution
   fee.................................      .540%      .554%      .627%      .620%      .365%      .125%      .125%(b)
  Expenses, excluding distribution
   fee.................................      .415%      .429%      .502%      .495%      .240%       .00%       .00%(b)
  Net investment income................      3.04%      3.08%      3.14%      1.86%      2.11%      3.20%      4.46%(b)

---------------

   (a)  Commencement of investment operations.

   (b)  Annualized.

   (c)  Net of expense subsidy and/or management fee waiver.

   (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1997:



Value of hypothetical account at end of period.................  $1.000551820
Value of hypothetical account at beginning of period...........   1.000000000
                                                                 ------------
Base period return.............................................  $1.000551820
                                                                 ------------
                                                                 ------------
CURRENT YIELD (0.000551820 X (365/7))+.........................         2.88%
EFFECTIVE ANNUAL YIELD, assuming daily compounding+............         2.92%
TAX-EQUIVALENT CURRENT YIELD
 (2.88% DIVIDED BY [(1-.396)(1-.12)]+..........................         5.42%


--------------


+ After fee waiver. Without fee waiver, the current yield, effective annual yield, and tax-equivalent yield would have been 2.51%, 2.55% and 4.72%, respectively. See "Manager" in the Statement of Additional Information.


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1997 was 56 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MASSACHUSETTS MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM MASSACHUSETTS STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES (MASSACHUSETTS OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.


  As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for resident individuals and other resident noncorporate shareholders to the extent they are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations. The Massachusetts Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION (SEC). There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.


  ALL MASSACHUSETTS OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (i) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(ii) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.

  In selecting Massachusetts Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSROs, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a Massachusetts Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.


  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the SEC. See "How the Fund Values its Shares."

  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MUNICIPAL OBLIGATIONS WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAXES. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in municipal securities which pay income exempt from federal income taxes. These primarily will be Massachusetts Obligations, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Massachusetts Obligations that also meet the Series' credit quality and average weighted maturity requirements, to purchase Massachusetts Obligations. To the extent the Series invests in obligations other than Massachusetts Obligations, dividends derived therefrom likely will not be exempt from Massachusetts income taxes. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest its assets so that more than 20% of the income is subject to federal income taxes.

  THE SERIES ALSO MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement, and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MASSACHUSETTS OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Massachusetts Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN MASSACHUSETTS OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MASSACHUSETTS OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MASSACHUSETTS OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. The most recent recession had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal 1990. However, since that time, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth resulting in the achievement of budget surpluses each year from 1992 through 1996. Massachusetts is currently rated A-1 by Moody's Investors Service. Fiscal year 1997 tax revenue collections totaled $12.861 billion, which exceeded estimates by $354 million and exceeded fiscal 1996 tax revenues by $812 million. The Budgeted Operating Funds of the Commonwealth ended fiscal 1997 with a surplus of revenues and other sources over expenditures and other uses of $183 million resulting in aggregate ending fund balances in the Budgeted Operating Funds of the Commonwealth of approximately $1.626 billion. The Commonwealth estimates total spending in fiscal 1998 to be approximately $18.4 billion, including $235.5 million in continuing appropriations from fiscal 1997. Fiscal 1998 total revenues are estimated to be approximately $17.918 billion, including approximately $12.861 billion in tax revenues. The tax revenue estimate amounts to an increase of approximately $812 million, or 6.7%, over same period last year. Inflexibility dictated by a heavy debt load and other substantial fixed costs, particularly pension contributions and transit subsidies, pose significant obstacles to continued progress. If either Massachusetts or any of its local government entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the SEC. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES

  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of its average net assets, net of fee waiver, were .54%. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid a management fee of .125 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.

  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS


  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. The Series is not required to reimburse PIFM for such management fee waiver. Effective September 1, 1997, PIFM discontinued its waiver of 75% of its management fee. See "Fund Expenses" and "Calculation of Yield."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.


  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1997, the Series paid PSI a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.


  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.

  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171 serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.


  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have capital gains from the sale of assets held for more than 12 months.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for individuals and other noncorporate shareholders resident in Massachusetts to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Series, as described above, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "Shareholder Guide--How to Sell Your Shares--Redemption of Shares Purchased through Prudential Securities."



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Money Market Series, Massachusetts Series, Michigan Series, New Jersey Money Market Series, New Jersey Series, New York Money Market Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Money Market Series and the New York Series offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series offer four classes of shares, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The

Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUCO SECURITIES CORPORATION (PRUSEC) OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT),
ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the Series is designated as your primary fund) and certain retirement and employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below. For automatic purchases made through Prudential Securities, the minimum investment requirement is $1,000 and there is no minimum subsequent investment requirement.



  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.



  SHARES OF THE SERIES ARE SOLD THROUGH THE TRANSFER AGENT, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO STATE STREET BANK AND TRUST COMPANY (STATE STREET), THE FUND'S CUSTODIAN). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another dealer, your dealer will forward a purchase order and payment to the Fund.



  Investors who purchase their shares through a dealer other than Prudential Securities or Prusec, which dealer has a clearing arrangement with respect to shares of the Series, may be able to participate in the automatic sweep feature described below under "Purchases through Prudential Securities--Automatic Investment (Autosweep)" and "How to Sell Your Shares--Redemptions of Shares Purchased through Prudential Securities." For further information, contact your dealer.



  Application forms for Prusec and direct accounts with the Transfer Agent (E.G., non-Prudential Securities account) can be obtained from PMFS or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.



  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential Securities clients wishing additional information concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.


  AUTOMATIC INVESTMENT (AUTOSWEEP) (FOR NON-COMMAND ACCOUNTS). Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Series, if the Series is your Primary Money Sweep Fund. You may designate the Series (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If the Series is your Primary Money Sweep Fund you can purchase shares of the Series only through the automatic investment procedures described below; no manual purchase orders will be accepted. You may change your Primary Money Sweep Fund at any time by notifying your Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.



  For accounts other than IRAs and Benefit Plans, as defined below, shares of the Series will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRAs and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Series will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.

  The following chart shows the frequency and amount of the sweep for accounts other than IRAs and Benefit Plans.



                                                               DAILY           MONTHLY
Eligible Credit Balances resulting from the proceeds of
  a securities sale, maturity of a bond or call           $1,000 or more
Eligible Credit Balances resulting from a non-trade
  related credit                                          $10,000 or more
Remaining Eligible Credit Balances                                          $1.00 or more



  All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Series' minimum initial investment requirement of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in a client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement). Eligible Credit Balances for the purposes of Autosweep are measured as of the close of business on the previous business day.



  For the purposes of Autosweep, "Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. "IRAs" are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.


  MANUAL INVESTMENT. Prudential Securities will accept manual purchase orders for shares of the Series only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or
(ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment."



  Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 and the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Series for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement.)


  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE.

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, Massachusetts Money Market Series, specifying on the wire the account number assigned by PMFS and your name.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P. M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (Massachusetts Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL.


  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC, Attention:
Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and you will begin earning dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, Massachusetts Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.


  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).


  COMMAND-SM- ACCOUNT PROGRAM



  Shares of the Series are offered to participants in the Prudential Securities COMMAND Account program, an integrated financial services program of Prudential Securities. Investors having a COMMAND Account may select the Series as their primary fund. Such investors will have the free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the COMMAND Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate COMMAND Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the COMMAND Account program.



  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the COMMAND Program, such as those incurred by use of the Visa-Registered Trademark- Gold Account, including Visa purchases, cash advances and Visa Account checks. Each COMMAND program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits; a sufficient number of shares of the Series and, if necessary, shares of other COMMAND funds owned by the COMMAND program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary COMMAND funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. COMMAND Account participants will not be entitled to dividends declared on the date of redemption.



  For information on participation in the COMMAND Account program, you should telephone (800) 222-4321 (toll-free).


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."


  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.


  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.


  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (E.G., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such redemptions will be retained by Prudential Securities.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.


  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.


  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is made available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING



  The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

  - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent.
Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).



  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---

FUND HIGHLIGHTS.................................         2
  What are the Series' Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
CALCULATION OF YIELD............................         6
HOW THE FUND INVESTS............................         6
  Investment Objective and Policies.............         6
  Other Investments and Policies................         9
  Investment Restrictions.......................        10
HOW THE FUND IS MANAGED.........................        10
  Manager.......................................        10
  Distributor...................................        11
  Portfolio Transactions........................        12
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        12
HOW THE FUND VALUES ITS SHARES..................        13
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        13
GENERAL INFORMATION.............................        15
  Description of Shares.........................        15
  Additional Information........................        16
SHAREHOLDER GUIDE...............................        16
  How to Buy Shares of the Fund.................        16
  How to Sell Your Shares.......................        20
  How to Exchange Your Shares...................        23
  Shareholder Services..........................        24
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1


-------------------------------------------

MF153A                                                                   444565U

                          CUSIP No:  74435M-63-0

                     PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                     ----------------------------------------

                     MASSACHUSETTS MONEY
                     MARKET SERIES


                     PROSPECTUS
                     October 30, 1997
                     www.prudential.com


                     [LOGO] Prudential
                           Investments

PRUDENTIAL MUNICIPAL SERIES FUND
(MICHIGAN SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (Michigan Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Michigan State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Michigan Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Michigan Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Michigan State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Michigan State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Michigan State and federal income taxes (Michigan Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?



    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Michigan Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Michigan Obligations. See "How the Fund Invests--Investment Objective and Policies-- Special Considerations" at page 13. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 11. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 31.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:
                    Sold with an initial sales charge of up to 3% of the offering price.

     - Class B Shares:
                    Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:
                    Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


    See "Shareholder Guide--Alternative Purchase Plan" at page 23.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 26.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?



    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES
                               (MICHIGAN SERIES)

                                         CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                         --------------  --------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...................        3%             None            None
    Maximum Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)...............       None       5% during the       1% on
                                                          first year,     redemptions
                                                         decreasing by    made within
                                                         1% annually to   one year of
                                                           1% in the        purchase
                                                           fifth and
                                                          sixth years
                                                           and 0% the
                                                         seventh year*
    Maximum Sales Load Imposed on
     Reinvested Dividends..............       None            None            None
    Redemption Fees....................       None            None            None
    Exchange Fee.......................       None            None            None


                                           CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                           ---------------     ---------------     ---------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees....................               .50%                .50%                .50%
    12b-1 Fees (After Reduction).......               .10%++              .50%                .75%++
    Other Expenses.....................               .36%                .36%                .36%
                                                  -------             -------             -------
    Total Fund Operating Expenses
     (After Reduction).................               .96%               1.36%               1.61%
                                                  -------             -------             -------
                                                  -------             -------             -------



                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                         ------  -------  -------  --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A............................  $  40   $   60   $   81   $   144
    Class B............................  $  64   $   73   $   84   $   147
    Class C............................  $  26   $   51   $   88   $   191
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A............................  $  40   $   60   $   81   $   144
    Class B............................  $  14   $   43   $   74   $   147
    Class C............................  $  16   $   51   $   88   $   191



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A
   REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."


** The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%). See "How the Fund is Managed--Manager--Fee Waivers."


+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1998. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.16% and 1.86%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                           CLASS A
                              --------------------------------------------------------------------------------------------------
                                                                                                                   JANUARY 22,
                                                                                                                     1990 (a)
                                                           YEAR ENDED AUGUST 31,                                     THROUGH
                              -------------------------------------------------------------------------------       AUGUST 31,
                               1997        1996        1995        1994        1993        1992        1991            1990
                              -------     -------     -------     -------     -------     -------     -------     --------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of period.................  $ 11.72     $ 11.89     $ 11.75     $ 12.51     $ 11.90     $ 11.30     $ 10.81           $ 11.02
                              -------     -------     -------     -------     -------     -------     -------            ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.......      .61(e)      .62(e)      .64(e)      .64         .67         .68         .67               .41
Net realized and unrealized
  gain (loss) on investment
  transactions..............      .33        (.02)        .17        (.69)        .71         .60         .49              (.21)
                              -------     -------     -------     -------     -------     -------     -------            ------
Total from investment
  operations................      .94         .60         .81        (.05)       1.38        1.28        1.16               .20
                              -------     -------     -------     -------     -------     -------     -------            ------
LESS DISTRIBUTIONS
Dividends from net
  investment income.........     (.61)       (.62)       (.64)       (.64)       (.67)       (.68)       (.67)             (.41)
Distributions in excess of
  net
  investment income.........       --(f)       --          --          --          --          --          --                --
Distributions from net
  realized gains............     (.04)       (.15)       (.03)       (.07)       (.10)         --          --                --
                              -------     -------     -------     -------     -------     -------     -------            ------
Total distributions.........     (.65)       (.77)       (.67)       (.71)       (.77)       (.68)       (.67)             (.41)
                              -------     -------     -------     -------     -------     -------     -------            ------
Net asset value, end of
  period....................  $ 12.01     $ 11.72     $ 11.89     $ 11.75     $ 12.51     $ 11.90     $ 11.30           $ 10.81
                              -------     -------     -------     -------     -------     -------     -------            ------
                              -------     -------     -------     -------     -------     -------     -------            ------
TOTAL RETURN (c):...........     8.18%       5.07%       7.13%      (0.38)%     11.95%      11.63%      11.04%             1.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).....................  $29,772     $28,730     $27,024     $ 4,706     $ 3,814     $ 1,618     $   835           $   501
Average net assets (000)....  $29,737     $27,978     $16,932     $ 4,505     $ 2,285     $ 1,235     $   694           $   365
Ratios to average net
  assets:
  Expenses, including
   distribution fee.........      .91%(e)     .91%(e)    1.02%(e)     .91%        .96%(d)     .98%       1.09%             1.09%(b)
  Expenses, excluding
   distribution fee.........      .81%(e)     .81%(e)     .92%(e)     .81%        .86%(d)     .88%        .99%              .99%(b)
  Net investment income.....     5.08%(e)    5.18%(e)    5.31%(e)    5.27%       5.51%(d)    5.82%       6.09%             6.25%(b)
Portfolio turnover rate.....       20%         36%         33%         12%         14%         30%         62%               55%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d)  Restated.

   (e)  Net of management fee waiver.

   (f)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                      CLASS B
                    ------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED AUGUST 31,
                    ------------------------------------------------------------------------------------------------------------
                     1997      1996        1995        1994      1993        1992      1991      1990     1989 (b)      1988
                    -------   -------     -------     -------   -------     -------   -------   -------   -------   ------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year............. $ 11.71   $ 11.88     $ 11.75     $ 12.51   $ 11.90     $ 11.30   $ 10.81   $ 11.03   $10.57        $  10.85
                    -------   -------     -------     -------   -------     -------   -------   -------   -------   ------------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income...........     .56(e)     .57(e)     .59(e)      .59       .62         .63       .63       .65      .68             .72(a)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions.....     .33      (.02)        .16        (.69)      .71         .60       .49      (.22)     .46            (.28)
                    -------   -------     -------     -------   -------     -------   -------   -------   -------   ------------
Total from
  investment
  operations.......     .89       .55         .75        (.10)     1.33        1.23      1.12       .43     1.14             .44
                    -------   -------     -------     -------   -------     -------   -------   -------   -------   ------------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income...........    (.56)     (.57)       (.59)       (.59)     (.62)       (.63)     (.63)     (.65)    (.68)           (.72)
Distributions in
  excess of net
  investment
  income...........      --(f)      --         --          --        --          --        --        --       --              --
Distributions from
  net realized
  gains............    (.04)     (.15)       (.03)       (.07)     (.10)         --        --        --       --              --
                    -------   -------     -------     -------   -------     -------   -------   -------   -------   ------------
Total
  distributions....    (.60)     (.72)       (.62)       (.66)     (.72)       (.63)     (.63)     (.65)    (.68)           (.72)
                    -------   -------     -------     -------   -------     -------   -------   -------   -------   ------------
Net asset value,
  end of year...... $ 12.00   $ 11.71     $ 11.88     $ 11.75   $ 12.51     $ 11.90   $ 11.30   $ 10.81   $11.03        $  10.57
                    -------   -------     -------     -------   -------     -------   -------   -------   -------   ------------
                    -------   -------     -------     -------   -------     -------   -------   -------   -------   ------------
TOTAL RETURN
  (c):.............    7.76%     4.66%       6.60%      (0.78)%   11.51%      11.18%    10.60%     4.02%   11.08%           4.34%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (000)....... $27,796   $34,971     $41,459     $70,112   $70,302     $56,095   $59,400   $49,923   $47,025       $ 40,489
Average net assets
  (000)............ $31,302   $39,052     $52,216     $72,095   $61,548     $52,137   $50,809   $48,694   $43,957       $ 39,246
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee.............    1.31%(e)    1.31%(e)    1.37%(e)    1.31%    1.36%(d)    1.38%    1.49%     1.44%    1.35%           1.20%(a)
  Expenses,
   excluding
   distribution
   fee.............     .81%(e)     .81%(e)     .87%(e)     .81%     .86%(d)     .88%     .99%      .97%     .96%            .72%(a)
  Net investment
   income..........    4.68%(e)    4.77%(e)    5.04%(e)    4.87%    5.11%(d)    5.42%    5.66%     5.95%    6.20%           6.85%(a)
Portfolio turnover
  rate.............      20%       36%         33%         12%       14%         30%       62%       55%      36%            156%

---------------

   (a)  Net of expense subsidy.

   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

   (d)  Restated.

   (e)  Net of management fee waiver.

   (f)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                CLASS C
                                             ----------------------------------------------
                                                                                 AUGUST 1,
                                                       YEAR ENDED                 1994 (a)
                                                       AUGUST 31,                 THROUGH
                                             ------------------------------      AUGUST 31,
                                              1997        1996        1995          1994
                                             ------      ------      ------      ----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $11.71      $11.88      $11.75        $11.78
                                             ------      ------      ------      ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        .53(d)      .54(d)      .56(d)        .04
Net realized and unrealized gain (loss)
  on investment transactions............        .33        (.02)        .16          (.03)
                                             ------      ------      ------      ----------
Total from investment operations........        .86         .52         .72           .01
                                             ------      ------      ------      ----------
LESS DISTRIBUTIONS
Dividends from net investment income....       (.53)       (.54)       (.56)         (.04)
Distributions in excess of net
  investment income.....................         --(f)       --          --            --
Distributions from net realized gains...       (.04)       (.15)       (.03)           --
                                             ------      ------      ------      ----------
Total distributions.....................       (.57)       (.69)       (.59)         (.04)
                                             ------      ------      ------      ----------
Net asset value, end of period..........     $12.00      $11.71      $11.88        $11.75
                                             ------      ------      ------      ----------
                                             ------      ------      ------      ----------
TOTAL RETURN (c):.......................       7.49%       4.39%       6.29%         0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $  315      $  112      $  100        $  200(e)
Average net assets (000)................     $  161      $   95      $   61        $  199(e)
Ratios to average net assets:
  Expenses, including distribution
   fee..................................       1.56%(d)    1.56%(d)    1.68%(d)      2.15%(b)
  Expenses, excluding distribution
   fee..................................        .81%(d)     .81%(d)     .93%(d)      1.39%(b)
  Net investment income.................       4.43%(d)    4.53%(d)    4.66%(d)      4.56%(b)
Portfolio turnover rate.................         20%         36%         33%           12%

---------------

   (a)  Commencement of offering of Class C shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d)  Net of management fee waiver.

   (e)  Figures are actual and not rounded to the nearest thousand.

   (f)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MICHIGAN SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MICHIGAN STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MICHIGAN STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MICHIGAN STATE AND FEDERAL INCOME TAXES (MICHIGAN OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Michigan law, dividends paid by the Series are exempt from Michigan income tax and single business tax for resident individuals and corporations to the extent they are derived from interest payments on Michigan Obligations. Michigan Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.


  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for the inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN MICHIGAN OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN MICHIGAN OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P, OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                                   PERCENTAGE OF
          RATINGS                                TOTAL INVESTMENTS
          ------------------------------     -------------------------
          AAA/Aaa.......................                      72.05   %
          AA/Aa.........................                       3.83   %
          A/A...........................                      10.35   %
          BBB/Baa.......................                      12.43   %
          Unrated.......................                       0.00   %
            AAA/Aaa.....................                       0.00   %
            AA/Aa.......................                       0.00   %
            A/A.........................                       0.00   %
            BBB/Baa.....................                       0.88   %
            BB/Ba.......................                       0.46   %



  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.



  The Series may purchase Michigan Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Michigan Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.


  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MICHIGAN OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Michigan State and federal income taxes or the Series will have at least 80% of its total assets invested in Michigan Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances, time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Michigan Obligations or may invest its assets so that more than 20% of the income is subject to Michigan State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MICHIGAN OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Michigan Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.


  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.

  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' net asset value. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MICHIGAN OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MICHIGAN OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MICHIGAN OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Michigan encountered financial difficulties during the late 1980's, largely as a result of poor conditions in the automotive industry. Recovery, however, has proved to be robust in Michigan as employment levels reached an all-time high in 1996. Michigan's economy is among the most cyclical of all the states and remains dependent on domestic auto production and durable goods consumption. For fiscal 1994, 1995 and 1996 the State achieved budget surpluses of $383 million, $82 million and $197 million, respectively. Fiscal 1997 General Fund revenues and expenditures are expected to be $8,348 million and $8,360 million, respectively. Current projections are that the State's Budget Stabilization Fund will be $1.2 billion at the end of fiscal year 1997 and $1.3 billion by the end of fiscal year 1998.


  The market value and the marketability of Michigan Obligations may be affected adversely by the same factors that affect Michigan's economy generally. If either Michigan or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of average net assets, net of fee waiver, were .91%, 1.31% and 1.56% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid PIFM a management fee of
 .45 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  The current portfolio manager of the Series is James M. Murphy, Mr. Murphy has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1989.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.



  FEE WAIVERS



  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. Effective September 1, 1997, PIFM discontinued its waiver of 10% of its management fee. See "Fund Expenses."

DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, OR PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1998.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY
NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1998. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1997, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.



  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under Michigan law, dividends paid by the Series that are derived from interest payments attributable to Michigan Obligations are exempt from Michigan income tax and any income taxes imposed by cities in Michigan for individuals who reside in Michigan and from the Michigan single business tax for corporations that are subject to such tax to the extent such dividends are exempt from federal income tax (except for possible application of the alternative minimum tax). An investment in the Series, to the extent attributable to interest on Michigan Obligations, will also be excluded from the Michigan intangibles tax.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and are identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund (Michigan Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B or Class C shares) and the name of the Series.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, (Michigan Series), Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1% (currently being charged    Initial sales charge waived or
             of the public offering price          at a rate of .10 of 1%)               reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum CDSC of 1% of the lesser of   1% (currently being charged at a      Shares do not convert to another
             the amount invested or the            rate of .75 of 1%)                    class
             redemption proceeds on redemptions
             made within one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50
          $250,000 to $499,999           1.50              1.52               1.50
          $500,000 to $999,999           1.00              1.01               1.00
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.


  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Savings Accumulation Plans of the company's employees. The Program is available only to employees who open a Savings Accumulation Plan account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.



  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.


  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer

Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption. See "Distributions and Tax Information" in the Statement of Additional Information.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.


  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                               CONTINGENT DEFERRED SALES
                                                 CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                  OF THE DOLLARS INVESTED OR
          PAYMENT MADE                            REDEMPTION PROCEEDS
          ------------------------------     ------------------------------
          First.........................                    5.0%
          Second........................                    4.0
          Third.........................                    3.0
          Fourth........................                    2.0
          Fifth.........................                    1.0
          Sixth.........................                    1.0
          Seventh.......................                   None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer

Agent will calculate the total amount available for this waiver annually on the anniversary of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS



MOODY'S INVESTORS SERVICE



BOND RATINGS



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.



  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



SHORT-TERM RATINGS



  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.



  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.



  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SHORT-TERM DEBT RATINGS



  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.



  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.



  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.



  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



BOND RATINGS



  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



COMMERCIAL PAPER RATINGS



  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MUNICIPAL NOTES



  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Series' Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Other Investments and Policies................        14
  Investment Restrictions.......................        14
HOW THE FUND IS MANAGED.........................        15
  Manager.......................................        15
  Distributor...................................        16
  Portfolio Transactions........................        17
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        18
HOW THE FUND VALUES ITS SHARES..................        18
HOW THE FUND CALCULATES PERFORMANCE.............        18
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        19
GENERAL INFORMATION.............................        21
  Description of Shares.........................        21
  Additional Information........................        22
SHAREHOLDER GUIDE...............................        22
  How to Buy Shares of the Fund.................        22
  Alternative Purchase Plan.....................        23
  How to Sell Your Shares.......................        26
  Conversion Feature--Class B Shares............        29
  How to Exchange Your Shares...................        30
  Shareholder Services..........................        31
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1


-------------------------------------------


MF120A                                                                   44404CS


                                       Class A:    74435M-67-1
                        CUSIP Nos.:    Class B:    74435M-68-9
                                       Class C:    74435M-55-6

                     PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                     ----------------------------------------

                     MICHIGAN SERIES


                     PROSPECTUS
                     October 30, 1997
                     www.prudential.com

                     [LOGO] Prudential
                           Investments

PRUDENTIAL MUNICIPAL SERIES FUND
(NEW JERSEY SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (New Jersey Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from New Jersey State income tax and federal income tax consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the New Jersey Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New Jersey Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?


    The Series' investment objective is to maximize current income that is exempt from New Jersey State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in New Jersey State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New Jersey State and federal income taxes (New Jersey Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.



  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?



    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New Jersey Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New Jersey Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 14. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 13. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 16.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. Prudential Securities incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 17.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 24 and "Shareholder Guide--Shareholder Services" at page 33.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 24.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers four classes of shares:


     - Class A Shares:      Sold with an initial sales charge of up to 3% of the
                            offering price.
     - Class B Shares:      Sold without an initial sales charge but are subject
                            to a contingent deferred sales charge or CDSC
                            (declining from 5% to zero of the lower of the
                            amount invested or the redemption proceeds) which
                            will be imposed on certain redemptions made within
                            six years of purchase. Although Class B shares are
                            subject to higher ongoing distribution-related
                            expenses than Class A shares, Class B shares will
                            automatically convert to Class A shares (which are
                            subject to lower ongoing distribution-related
                            expenses) approximately seven years after purchase.
     - Class C Shares:      Sold without an initial sales charge and, for one
                            year after purchase, are subject to a 1% CDSC on
                            redemptions. Like Class B shares, Class C shares are
                            subject to higher ongoing distribution-related
                            expenses than Class A shares but do not convert to
                            another class.
     - Class Z Shares:      Sold without either an initial or contingent
                            deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.




    See "Shareholder Guide--Alternative Purchase Plan" at page 25.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 28.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?



    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES
                              (NEW JERSEY SERIES)

                                                    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                                    --------------   --------------   --------------   --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on Purchases.......        3%              None             None             None
    Maximum Deferred Sales Load (as a percentage
     of original purchase price or redemption
     proceeds, whichever is lower)................       None        5% during the        1% on             None
                                                                      first year,      redemptions
                                                                     decreasing by     made within
                                                                     1% annually to    one year of
                                                                       1% in the         purchase
                                                                       fifth and
                                                                      sixth years
                                                                       and 0% the
                                                                     seventh year*
    Maximum Sales Load Imposed on Reinvested
     Dividends....................................       None             None             None             None
    Redemption Fees...............................       None             None             None             None
    Exchange Fee..................................       None             None             None             None


                                                    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES    CLASS Z SHARES
                                                    --------------   --------------   --------------   -----------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees...............................            .50%             .50%             .50%                .50%
    12b-1 Fees (After Reduction)..................            .10%++           .50%             .75%++       None
    Other Expenses................................            .10%             .10%             .10%                .10%
                                                                                                                     --
                                                              ---              ---              ---
    Total Fund Operating Expenses (After
     Reduction)...................................            .70%            1.10%            1.35%                .60%
                                                                                                                     --
                                                                                                                     --
                                                              ---              ---              ---
                                                              ---              ---              ---



                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    --------   --------   --------   --------
EXAMPLE
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:
    Class A.......................................  $    37    $    52    $    68    $   114
    Class B.......................................  $    61    $    65    $    71    $   118
    Class C.......................................  $    24    $    43    $    74    $   162
    Class Z***....................................  $     6    $    19    $    33    $    75
You would pay the following expenses on the same
  investment, assuming no redemption:
    Class A.......................................  $    37    $    52    $    68    $   114
    Class B.......................................  $    11    $    35    $    61    $   118
    Class C.......................................  $    14    $    43    $    74    $   162
    Class Z***....................................  $     6    $    19    $    33    $    75



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A
   REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other
   Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."


** The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%). See "How the Fund is Managed--Manager--Fee Waivers."



*** Based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended August 31, 1997.


+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1998. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be .90% and 1.60%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                                 CLASS A
                                         ---------------------------------------------------------------------------------------
                                                                                                                  JANUARY 22,
                                                                YEAR ENDED AUGUST 31,                              1990 (a)
                                         -------------------------------------------------------------------        THROUGH
                                          1997      1996      1995      1994      1993      1992      1991      AUGUST 31, 1990
                                         -------   -------   -------   -------   -------   -------   -------   -----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...  $ 10.87   $ 10.98   $ 10.81   $ 11.74   $ 11.15   $ 10.73   $ 10.16          $   10.30
                                         -------   -------   -------   -------   -------   -------   -------             ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)..............      .55       .57       .61       .61       .64       .67       .69                .41
Net realized and unrealized gain (loss)
  on investment transactions...........      .29      (.07)      .17      (.75)      .71       .51       .59               (.14)
                                         -------   -------   -------   -------   -------   -------   -------             ------
Total from investment operations.......      .84       .50       .78      (.14)     1.35      1.18      1.28                .27
                                         -------   -------   -------   -------   -------   -------   -------             ------

LESS DISTRIBUTIONS
Dividends from net investment income...     (.55)     (.57)     (.61)     (.61)     (.64)     (.67)     (.69)              (.41)
Distributions from net realized
  gains................................     (.19)     (.04)       --      (.18)     (.12)     (.09)     (.02)                --
                                         -------   -------   -------   -------   -------   -------   -------             ------
Total distributions....................     (.74)     (.61)     (.61)     (.79)     (.76)     (.76)     (.71)              (.41)
                                         -------   -------   -------   -------   -------   -------   -------             ------
Net asset value, end of period.........  $ 10.97   $ 10.87   $ 10.98   $ 10.81   $ 11.74   $ 11.15   $ 10.73          $   10.16
                                         -------   -------   -------   -------   -------   -------   -------             ------
                                         -------   -------   -------   -------   -------   -------   -------             ------

TOTAL RETURN (d):......................    7.979%     4.63%     7.55%    (1.27)%   12.57%    11.35%    12.96%              2.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........  $95,729   $74,492   $49,666   $14,774   $15,501   $11,941   $ 8,041          $   3,616
Average net assets (000)...............  $89,280   $61,837   $30,290   $15,334   $13,444   $ 9,759   $ 5,637          $   1,902
Ratios to average net assets: (c)
  Expenses, including distribution
   fees................................      .70%      .67%      .55%      .58%      .61%      .48%      .29%               .20%(b)
  Expenses, excluding distribution
   fees................................      .60%      .57%      .45%      .48%      .51%      .38%      .19%               .10%(b)
  Net investment income................     5.03%     5.19%     5.65%     5.42%     5.63%     6.14%     6.58%              6.79%(b)
Portfolio turnover rate................       25%       62%       37%       34%       32%       38%      116%                87%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c)  Net of management and/or distribution fee waiver.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                          CLASS B
                           ------------------------------------------------------------------------------------------------------
                                                                                                                       MARCH 4,
                                                                                                                       1988 (a)
                                                            YEAR ENDED AUGUST 31,                                      THROUGH
                           ----------------------------------------------------------------------------------------   AUGUST 31,
                             1997      1996      1995      1994      1993      1992      1991      1990    1989 (d)      1988
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  ------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of period............... $  10.87  $  10.98  $  10.81  $  11.74  $  11.15  $  10.73  $  10.16  $  10.33  $   9.95  $     10.00
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  ------------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (c).....................      .50       .53       .57       .56       .59       .63       .65       .67       .73          .36
Net realized and
  unrealized gain (loss)
  on investment
  transactions............      .29      (.07)      .17      (.75)      .71       .51       .59      (.14)      .38         (.05)
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  ------------
Total from investment
  operations..............      .79       .46       .74      (.19)     1.30      1.14      1.24       .53      1.11          .31
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  ------------
LESS DISTRIBUTIONS
Dividends from net
  investment income.......     (.50)     (.53)     (.57)     (.56)     (.59)     (.63)     (.65)     (.67)     (.73)        (.36)
Distributions from net
  realized gains..........     (.19)     (.04)       --      (.18)     (.12)     (.09)     (.02)     (.03)       --           --
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  ------------
Total distributions.......     (.69)     (.57)     (.57)     (.74)     (.71)     (.72)     (.67)     (.70)     (.73)        (.36)
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  ------------
Net asset value, end of
  period.................. $  10.97  $  10.87  $  10.98  $  10.81  $  11.74  $  11.15  $  10.73  $  10.16  $  10.33  $      9.95
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  ------------
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  ------------
TOTAL RETURN (e):.........     7.54%     4.22%     7.12%    (1.67)%    12.12%    10.93%    12.52%     5.28%    11.48%        3.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)................... $144,992  $188,315  $246,202  $323,077  $351,878  $295,781  $244,322  $180,636  $125,650  $    28,815
Average net assets
  (000)................... $162,330  $222,235  $274,995  $343,941  $316,372  $269,318  $208,893  $155,162  $ 79,269  $    19,806
Ratios to average net
  assets: (c)
  Expenses, including
   distribution fees......     1.10%     1.07%      .95%      .98%     1.01%      .88%      .69%      .50%      .20%           0%
  Expenses, excluding
   distribution fees......      .60%      .57%      .45%      .48%      .51%      .38%      .19%      .10%      .14%           0%
  Net investment income...     4.64%     4.80%     5.30%     5.02%     5.23%     5.74%     6.18%     6.50%     6.55%        6.27%(b)
Portfolio turnover rate...       25%       62%       37%       34%       32%       38%      116%       87%       20%          96%

---------------

   (a)  Commencement of offering of Class B shares.

   (b)  Annualized.

   (c)  Net of expense subsidy and management and/or distribution fee waiver.

   (d) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

   (e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                             CLASS C
                                            -----------------------------------------
                                                                           AUGUST 1,
                                                                           1994 (a)
                                               YEAR ENDED AUGUST 31,        THROUGH
                                            ---------------------------   AUGUST 31,
                                             1997      1996      1995        1994
                                            -------   -------   -------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......  $ 10.87   $ 10.98   $ 10.81      $ 10.83
                                            -------   -------   -------   -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c).................      .48       .50       .54          .04
Net realized and unrealized gain (loss) on
  investment transactions.................      .29      (.07)      .17         (.02)
                                            -------   -------   -------   -----------
Total from investment operations..........      .77       .43       .71          .02
                                            -------   -------   -------   -----------
LESS DISTRIBUTIONS
Dividends from net investment income......     (.48)     (.50)     (.54)        (.04)
Distributions from net realized gains.....     (.19)     (.04)       --           --
                                            -------   -------   -------   -----------
Total distributions.......................     (.67)     (.54)     (.54)        (.04)
                                            -------   -------   -------   -----------
Net asset value, end of period............  $ 10.97   $ 10.87   $ 10.98      $ 10.81
                                            -------   -------   -------   -----------
                                            -------   -------   -------   -----------
TOTAL RETURN (d):.........................     7.27%     3.96%     6.86%        0.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........  $ 1,637   $ 1,961   $ 1,502      $   240
Average net assets (000)..................  $ 1,894   $ 1,735   $   790      $    11
Ratios to average net assets (c):
  Expenses, including distribution fee....     1.35%     1.32%     1.20%        1.29%(b)
  Expenses, excluding distribution fee....      .60%      .57%      .45%         .54%(b)
  Net investment income...................     4.39%     4.54%     4.99%        5.06%(b)
Portfolio turnover rate...................       25%       62%       37%          34%

------------

  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.

  (c)  Net of management fee waiver.

  (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)


  The following financial highlights for the Class Z shares for the period from December 6, 1996 through August 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                              CLASS Z
                                         ------------------
                                            DECEMBER 6,
                                              1996 (a)
                                              THROUGH
                                          AUGUST 31, 1997
                                         ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...          $   11.10
                                                    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)..............                .42
Net realized and unrealized gain (loss)
on investment transactions.............                .07
                                                    ------
Total from investment operations.......                .49
                                                    ------
LESS DISTRIBUTIONS
Dividends from net investment income...               (.42)
Distributions from net realized gains
  on investment transactions...........               (.19)
                                                    ------
Total distributions....................               (.61)
                                                    ------
Net asset value, end of period.........          $   10.98
                                                    ------
                                                    ------
TOTAL RETURN (B):......................               6.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........                $15
Average net assets (000)...............                $10
Ratios to average net assets (c)/(d):
  Expenses.............................                .60%
  Net investment income................               2.69%
Portfolio turnover rate................                 25%

------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.

  (d)  Net of management fee waiver.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW JERSEY SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW JERSEY STATE INCOME TAX AND FEDERAL INCOME TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NEW JERSEY STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW JERSEY STATE INCOME TAX AND FEDERAL INCOME TAX (NEW JERSEY OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey Obligations and other obligations exempt from State and local taxation by the laws of New Jersey or the United States. New Jersey Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.


  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN NEW JERSEY OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN NEW JERSEY OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment advisor will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                                   PERCENTAGE OF
          RATINGS                                TOTAL INVESTMENTS
          ------------------------------     -------------------------
          AAA/Aaa                                             71.29   %
          AA/Aa                                                9.88   %
          A/A                                                  5.88   %
          BBB/Baa                                              7.24   %
          BB/Ba                                                1.68   %
          Unrated
            AAA/Aaa                                            2.44   %
            AA/Aa                                              0.00   %
            A/A                                                0.00   %
            BBB/Baa                                            1.59   %



  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.



  The Series may purchase New Jersey Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular New Jersey Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.


  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW JERSEY OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in New Jersey Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than New Jersey Obligations or may invest its assets so that more than 20% of the income is subject to New Jersey or federal income taxes. However, the Series must invest at least 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto that are related to the Series' business of investing in securities (Related Financial Instruments)) in obligations exempt from New Jersey personal income tax in order for its distributions to remain exempt from such tax. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  If the Series fails to qualify as a "qualified investment fund" under New Jersey law, distributions to its shareholders will be subject to New Jersey income tax. To meet the requirements for a "qualified investment fund," the Series must have 100% of its investments in interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables, and Related Financial Instruments.

  THE SERIES IS AUTHORIZED TO ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. The Series may acquire puts on securities in its portfolio for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying securities. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities and other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW JERSEY OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New Jersey Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.


  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' net asset value. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON. THE SERIES MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS THEREON TO THE EXTENT THEY ARE RELATED FINANCIAL INSTRUMENTS FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS

  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NEW JERSEY OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW JERSEY OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW JERSEY OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH

OBLIGATIONS TO THIS DEGREE. The economic slowdown which began in 1989 translated into revenue shortfalls and operating deficits in fiscal 1989, 1990 and 1991. To balance the budget for the last five years, the State has utilized nonrecurring revenues and serious spending cuts. The fiscal 1997 ending balance was $700 million, approximately $200 million more than the anticipated surplus. The 1998 budget includes appropriations totaling $16.8 billion, up $800 million or 5% from fiscal year 1997. New Jersey was forced to increase expenditures in large part by a 1997 ruling by the State Supreme Court, ordering the expenditure of an additional $250 million to eliminate inequalities in the State school system between wealthy and poor districts. Plans to cut costs by further privatization of State services were put on hold to achieve a budget compromise and legislative approval of an extraordinary $2.8 billion bond issue in 1997. The bond issue allowed the State to eliminate the annual $590 million contribution for the next few years, and balance the budget despite increased spending.



  The major bond rating services have initially expressed concern that the 1997 bond issue increased the State's long-term debt to a point where its bond rating would be downgraded. Both services have retreated from that position at this time. However, budget pressures will likely continue from the cost of debt service. Additionally, New Jersey will likely be adversely impacted by the block-grant formula adopted in new federal welfare reform legislation. If either New Jersey or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the year ended August 31, 1997, total expenses of the Series as a percentage of average net assets, net of management fee waivers, were .70%, 1.10% and 1.35% for the Series' Class A, Class B and Class C shares, respectively. For the period from December 6, 1996 (commencement of the offering of Class Z shares) through August 31, 1997, total expenses of the Series as a percentage of average net assets, net of fee waivers were .60% (annualized) for the Series' Class Z shares. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid PIFM a management fee of
 .45 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES

IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  The current portfolio managers of the Series are Peter Allegrini and Scott Diamond, who share responsibility for the day-to-day management of each Series' portfolio. They have managed the portfolios since October 1997. From 1982 to 1986, Mr. Allegrini was employed by Fidelity Investments as a senior bond analyst and, from 1986 to 1994, he was a portfolio manager, most recently of Fidelity Advisor High Income Municipal Fund and has been employed by PIC in various capacities since 1993. Scott Diamond has been employed by PIC in various capacities since 1993.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS


  PIFM may from time to time waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver or expense subsidy. Effective September 1, 1997, PIFM discontinued its waiver of 10% of its management fee. See "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. PRUDENTIAL SECURITIES ALSO INCURS THE EXPENSE OF DISTRIBUTING THE SERIES' CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT WITH THE FUND, NONE OF WHICH IS REIMBURSED OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1998.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY
NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1998. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1997, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.


  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.



  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on, and gain realized from the sale or exchange of, New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey and the United States. Dividends paid to corporate shareholders will be subject to the New Jersey Corporation Business tax or corporation income tax and may increase liability under the federal alternative minimum tax.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any distributions are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class other than Class Z will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account

Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The

Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in paper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund (New Jersey Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (New Jersey Series), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12b-1 FEES
                                                     (AS A % OF AVERAGE
                        SALES CHARGE                  DAILY NET ASSETS)               OTHER INFORMATION
           ---------------------------------------  ---------------------  ---------------------------------------
CLASS A    Maximum initial sales charge of 3% of    .30 of 1% (currently   Initial sales charge waived or reduced
           the public offering price                being charged at a     for certain purchases
                                                    rate of .10 of 1%)

CLASS B    Maximum contingent deferred sales              .50 of 1%        Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                           approximately seven years after
           the amount invested or the redemption                           purchase
           proceeds; declines to zero after six
           years

CLASS C    Maximum CDSC of 1% of the lesser of the  1% (currently being    Shares do not convert to another class
           amount invested or the redemption        charged at a rate of
           proceeds on redemptions made within one  .75 of 1%)
           year of purchase

CLASS Z    None                                             None           Sold to a limited group of investors

  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if any, of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.


  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.



  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.


  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $99,999                  3.00%              3.09%               3.00%
$100,000 to $249,999               2.50               2.56                2.50
$250,000 to $499,999               1.50               1.52                1.50
$500,000 to $999,999               1.00               1.01                1.00
$1,000,000 and above               None               None                None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.


  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Savings Accumulation Plans of the company's employees. The Program is available only to employees who open a Savings Accumulation Plan account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.



  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


  CLASS Z SHARES


  Class Z shares of the Fund are available for purchase by the following categories of investors:



(i) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (iii) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee saving plan.



  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.


  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such

Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption. See "Distributions and Tax Information" in the Statement of Additional Information.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Series to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.


  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                  CONTINGENT DEFERRED
                                                         SALES
                                                 CHARGE AS A PERCENTAGE
      YEAR SINCE PURCHASE                        OF DOLLARS INVESTED OR
      PAYMENT MADE                                REDEMPTION PROCEEDS
      -----------------------------------------  ----------------------
      First....................................              5.0%
      Second...................................              4.0
      Third....................................              3.0
      Fourth...................................              2.0
      Fifth....................................              1.0
      Sixth....................................              1.0
      Seventh..................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.


  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS



MOODY'S INVESTORS SERVICE



BOND RATINGS



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.



  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



SHORT-TERM RATINGS



  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.



  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.



  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SHORT-TERM DEBT RATINGS



  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.



  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.



  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.



  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



BOND RATINGS



  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



COMMERCIAL PAPER RATINGS



  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MUNICIPAL NOTES



  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Series' Risk Factors
   and Special Characteristics?.................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         9
  Investment Objective and Policies.............         9
  Other Investments and Policies................        15
  Investment Restrictions.......................        16
HOW THE FUND IS MANAGED.........................        16
  Manager.......................................        16
  Distributor...................................        17
  Portfolio Transactions........................        19
  Custodian and Transfer and Dividend
   Disbursing Agent.............................        19
HOW THE FUND VALUES ITS SHARES..................        19
HOW THE FUND CALCULATES PERFORMANCE.............        20
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        20
GENERAL INFORMATION.............................        23
  Description of Shares.........................        23
  Additional Information........................        24
SHAREHOLDER GUIDE...............................        24
  How to Buy Shares of the Fund.................        24
  Alternative Purchase Plan.....................        25
  How to Sell Your Shares.......................        28
  Conversion Feature--Class B Shares............        31
  How to Exchange Your Shares...................        32
  Shareholder Services..........................        33
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1


-------------------------------------------

MF138A                                                                   642873R

                                       Class A:    74435M-78-8
                                       Class B:    74435M-79-6
                        CUSIP Nos.:    Class C:    74435M-53-1
                                       Class Z:    74435M-43-2

                     PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                     ------------------------------------------------------

                     NEW JERSEY SERIES


                     PROSPECTUS
                     October 30, 1997
                     www.prudential.com


                     [LOGO] Prudential
                           Investments

PRUDENTIAL MUNICIPAL SERIES FUND
(NEW JERSEY MONEY MARKET SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (New Jersey Money Market Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from New Jersey State and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt New Jersey State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the New Jersey Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New Jersey Money Market Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from New Jersey State and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term New Jersey State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New Jersey State and federal income taxes (New Jersey Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 12.


    In seeking to achieve its investment objective, the Series will invest more than 80% of the value of its total assets in New Jersey Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New Jersey Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor) acts as the Distributor of the Series' shares. The Series reimburses Prudential Securities for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide--Shareholder Services" at page 24.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide--How to Buy Shares of the Fund" at page 16.


  HOW DO I SELL MY SHARES?


    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 20.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES
                        (NEW JERSEY MONEY MARKET SERIES)


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................   None
    Maximum Deferred Sales Load.............................   None
    Maximum Sales Load Imposed on Reinvested Dividends......   None
    Redemption Fees.........................................   None
    Exchange Fee............................................   None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.........................................  .500%
    12b-1 Fees..............................................  .125%
    Other Expenses..........................................  .105%
                                                              ------
    Total Fund Operating Expenses...........................  .730%
                                                              ------
                                                              ------



                                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the
  end of each time period:..................................  $    7    $   23    $   41    $    91



  The above example is based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.


                                                                                                                  DECEMBER 3,
                                                                                                                   1990 (a)
                                                          YEAR ENDED AUGUST 31,                                     THROUGH
                                -------------------------------------------------------------------------         AUGUST 31,
                                  1997         1996         1995         1994         1993         1992              1991
                                --------     --------     --------     --------     --------     --------     -------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00             $    1.00
Net investment income and net
  realized gains (c)..........       .03          .03          .03          .02          .02          .04                   .03
Dividends and distributions to
  shareholders................      (.03)        (.03)        (.03)        (.02)        (.02)        (.04)                 (.03)
                                --------     --------     --------     --------     --------     --------              --------
Net asset value, end of
  period......................  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00             $    1.00
                                --------     --------     --------     --------     --------     --------              --------
                                --------     --------     --------     --------     --------     --------              --------

TOTAL RETURN (D):.............      2.82%        2.92%        3.15%        1.90%        2.31%        3.48%                 3.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................  $199,472     $181,396     $182,453     $158,280     $163,087     $164,092             $ 117,460
Average net assets (000)......  $196,223     $192,617     $171,223     $169,123     $170,103     $155,915             $  89,273
Ratios to average net assets
  (c):
  Expenses, including
   distribution fee...........       .73%         .70%         .64%         .68%         .64%         .32%                  .13%(b)
  Expenses, excluding
   distribution fee...........       .60%         .57%         .51%         .55%         .51%         .19%                  .00%(b)
  Net investment income.......      2.78%        2.89%        3.11%        1.87%        2.02%        3.33%                 4.48%(b)

---------------

   (a)  Commencement of investment operations.

   (b)  Annualized.

   (c)  Net of expense subsidy and/or management fee waiver.

   (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1997:



Value of hypothetical account at end of period..............  $ 1.000499592
Value of hypothetical account at beginning of period........    1.000000000
                                                              -------------
Base period return..........................................  $  .000499592
                                                              -------------
                                                              -------------
CURRENT YIELD (.000499592 x (365/7))........................          2.61%
EFFECTIVE ANNUAL YIELD, assuming weekly compounding.........          2.64%
TAX-EQUIVALENT CURRENT YIELD 2.61%  DIVIDED BY
  [(1-.0637)(1-.396)].......................................          4.62%


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average maturity of the Series' portfolio on August 31, 1997 was 67 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW JERSEY MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM NEW JERSEY STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES (NEW JERSEY OBLIGATIONS). See "Investment Objectives and Policies" in the Statement of Additional Information. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.


  As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey or the United States. The New Jersey Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION (SEC). There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.


  ALL NEW JERSEY OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(II) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.

  In selecting New Jersey Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSROs, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a New Jersey Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.


  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the SEC. See "How the Fund Values its Shares."


  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW JERSEY OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in New Jersey Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in short-term debt securities other than New Jersey Obligations or may invest its assets so that more than 20% of the income is subject to New Jersey or federal income taxes. However, the Series must invest at least 80% of the aggregate principal amount of all of its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to the Series' business of investing in securities (Related Financial Instruments)) in obligations exempt from New Jersey personal income tax in order for its distributions to remain exempt from such tax.

  If the Series fails to qualify as a "qualified investment fund" under New Jersey law, distributions to its shareholders will be subject to New Jersey income tax. To meet the requirements for a "qualified investment fund," the Series must have 100% of its investments in interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables, and Related Financial Instruments.

  THE SERIES IS AUTHORIZED TO ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. The Series may acquire puts on securities in its portfolio for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement, and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW JERSEY OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New Jersey Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, i.e., the market value, of the municipal obligations caused by changes in interest rates and other factors.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN NEW JERSEY OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW JERSEY OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW JERSEY OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. The economic slowdown which began in 1989 translated into revenue shortfalls and operating deficits in fiscal 1989, 1990 and 1991. To balance the budget for the last five years, the State has utilized nonrecurring revenues and serious spending cuts. The fiscal 1997 ending balance was $700 million, approximately $200 million more than the anticipated surplus. The 1998 budget includes appropriations totaling $16.8 billion, up $800 million or 5% from fiscal year 1997. New Jersey was forced to increase expenditures in large part by a 1997 ruling by the State Supreme Court, ordering the expenditure of an additional $250 million to eliminate inequities in the State school system between wealthy and poor districts. Plans to cut costs by further privatization of State services were put on hold to achieve a budget compromise and legislative approval of an extraordinary $2.8 billion bond issue in 1997. The bond issue allowed the State to eliminate the annual $590 million contribution for the next few years, and balance the budget despite increased spending.



  Two major bond rating services had initially expressed concern that the 1997 bond issue increased the State's long-term debt to a point where its bond ratings would be downgraded. Both services have retreated from that position at this time. However, budget pressures will likely continue from the cost of debt service. Additionally, New Jersey will likely be adversely impacted by the block-grant formula adopted in new federal welfare reform legislation. If either New Jersey or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it might extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the SEC. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES

  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of its average net assets, net of fee waiver, were .73%. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1997, PMF served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  PIFM and PI are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.



  FEE WAIVERS



  PIFM may from time to time waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. The Series is not required to reimburse PIFM for such management fee waiver. See "Calculation of Yield" and "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.


  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the year ended August 31, 1997, the Series paid PSI a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.


  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.

  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.


  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series portfolio securities do not materially affect the NAV.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have capital gains from the sale of assets held for more than 12 months.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on, and gain realized from the sale or exchange of, New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey and the United States. Dividends paid to corporate shareholders will be subject to the New Jersey Corporation Business tax or corporation income tax and may increase liability under the federal alternative minimum tax.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.


  A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Series, as described above, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "Shareholder Guide -- How to Sell Your Shares--Redemption of Shares Purchased through Prudential Securities."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH.

Such election should be submitted to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of the year's dividends and distributions.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Income Series, the New York Money Market Series and the New York Series, offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series offer four classes, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the Series is designated as your primary fund) and certain employee and retirement savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment if $50. See "Shareholder Services" below. For automatic purchases made through Prudential Securities, the minimum investment requirement is $1,000 and there is no minimum subsequent investment requirement.


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.


  SHARES OF THE SERIES ARE SOLD THROUGH THE TRANSFER AGENT, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO STATE STREET BANK AND TRUST COMPANY (STATE STREET), THE FUND'S CUSTODIAN). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another dealer, your dealer will forward a purchase order and payment to the Fund.



  Investors who purchase their shares through a dealer other than Prudential Securities or Prusec, which dealer has a clearinghouse arrangement with respect to shares of the Series, may be able to participate in the automatic sweep feature described below under "Purchases through Prudential Securities--Automatic Investment (Autosweep)" and "How to Sell Your Shares--Redemptions of Shares Purchased through Prudential Securities." For further information, contact your dealer.



  Application forms for Prusec and direct accounts with the Transfer Agent (E.G., non-Prudential Securities) can be obtained from PMFS or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued share certificates.


  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.


  Prudential Securities clients wishing additional information concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.



  AUTOMATIC INVESTMENT (AUTOSWEEP) (FOR NON-COMMAND ACCOUNTS)



  Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Series, if the Series is your Primary Money Sweep Fund. You may designate the Series (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If the Series is your Primary Money Sweep Fund you can purchase shares of the Series only through the automatic investment procedures described below; no manual purchase orders will be accepted. You may change your Primary Money Sweep Fund at any time by notifying your Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.



  For accounts other than IRAs and Benefit Plans, as defined below, shares of the Series will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRAs and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Series will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.

  The following chart shows the frequency and amount of the sweep for accounts other than IRAs and Benefit Plans.



                                                               DAILY           MONTHLY
Eligible Credit Balances resulting from the proceeds of
  a securities sale, maturity of a bond or call           $1,000 or more
Eligible Credit Balances resulting from a non-trade
  related credit                                          $10,000 or more
Remaining Eligible Credit Balances                                          $1.00 or more



  All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Series' minimum initial investment requirement of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in a client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.



  For the purposes of Autosweep, "Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. "IRAs" are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.


  MANUAL INVESTMENT. Prudential Securities will accept manual purchase orders for shares of the Series only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or
(ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment."



  Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 and the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Series for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement).


  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, New Jersey Money Market Series, specifying on the wire the account number assigned by PMFS and your name.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (New Jersey Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL


  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC, Attention:
Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and the investor will be entitled to dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, New Jersey Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.


  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).


  COMMAND-SM- ACCOUNT PROGRAM



  Shares of the Series are offered to participants in the Prudential Securities COMMAND Account program, an integrated financial services program of Prudential Securities. Investors having a COMMAND Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the COMMAND Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate COMMAND Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the COMMAND Account program.



  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the COMMAND program, such as those incurred by use of the Visa-Registered Trademark- Gold Account, including Visa purchases, cash advances and Visa Account checks. Each COMMAND program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other COMMAND funds owned by the COMMAND program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary COMMAND funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. COMMAND Account participants will not be entitled to dividends declared on the date of redemption.



  For information on participation in the COMMAND Account program, you should telephone (800) 222-4321 (toll-free).


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."


  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.


  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.


  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (E.G., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will be retained by Prudential Securities.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.


  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC at the address set forth above.


  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series' shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

  - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent,
Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---

FUND HIGHLIGHTS.................................         2
  What are the Series' Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
CALCULATION OF YIELD............................         6
HOW THE FUND INVESTS............................         6
  Investment Objective and Policies.............         6
  Other Investments and Policies................         9
  Investment Restrictions.......................        10
HOW THE FUND IS MANAGED.........................        10
  Manager.......................................        10
  Distributor...................................        11
  Portfolio Transactions........................        12
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        12
HOW THE FUND VALUES ITS SHARES..................        12
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        13
GENERAL INFORMATION.............................        15
  Description of Shares.........................        15
  Additional Information........................        16
SHAREHOLDER GUIDE...............................        16
  How to Buy Shares of the Fund.................        16
  How to Sell Your Shares.......................        20
  How to Exchange Your Shares...................        23
  Shareholder Services..........................        24
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1


-------------------------------------------

MF147A                                                                   4441264

                          CUSIP No:  74435M-76-2

                     PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                     ----------------------------------------

                     NEW JERSEY
                     MONEY MARKET SERIES


                     PROSPECTUS
                     October 30, 1997
                     www.prudential.com


                     [LOGO] Prudential
                           Investments

PRUDENTIAL MUNICIPAL SERIES FUND
(NEW YORK SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (New York Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the New York Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New York Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?


    The Series' investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New York State, New York City and federal income taxes (New York Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.



  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?



    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New York Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New York Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 14. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 13. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. Prudential Securities incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 16.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 32.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers four classes of shares:

     - Class A Shares:
                    Sold with an initial sales charge of up to 3% of the offering price.

     - Class B Shares:
                    Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:
                    Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


     - Class Z Shares:
                    Sold without either an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.



    See "Shareholder Guide--Alternative Purchase Plan" at page 24.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 27.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?



    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES
                               (NEW YORK SERIES)

                                 CLASS A SHARES            CLASS B SHARES                   CLASS C SHARES          CLASS Z SHARES
                                 ---------------   -------------------------------   ----------------------------   ---------------

SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed
     on Purchases (as a
     percentage of offering
     price).....................       3%                       None                             None                    None
    Maximum Deferred Sales Load
     (as a percentage of
     original purchase price or
     redemption proceeds,
     whichever is lower)........      None            5% during the first year,         1% on redemptions made
                                                   decreasing by 1% annually to 1%   within one year of purchase
                                                    in the fifth and sixth years
                                                      and 0% the seventh year*
    Maximum Sales Load Imposed
     on Reinvested Dividends....      None                      None                             None                    None
    Redemption Fees.............      None                      None                             None                    None
    Exchange Fee................      None                      None                             None                    None


                                   CLASS A SHARES    CLASS B SHARES   CLASS C SHARES     CLASS Z SHARES
                                  ----------------   --------------   ---------------   ----------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees.............          .50%              .50%             .50%               .50%
    12b-1 Fees (After
     Reduction).................          .10%++            .50%             .75%++           None
    Other Expenses..............          .13%              .13%             .13%               .13%
                                                                                                 --
                                          ---               ---              ---
    Total Fund Operating
     Expenses (After
     Reduction).................          .73%             1.13%            1.38%               .63%
                                                                                                 --
                                                                                                 --
                                          ---               ---              ---
                                          ---               ---              ---



                                  1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                  ------   --------   -------   --------
EXAMPLE
You would pay the following
  expenses on a $1,000
  investment, assuming (1) 5%
  annual return and (2)
  redemption at the end of each
  time period:
    Class A.....................    $37        $53      $ 69       $118
    Class B.....................    $62        $66      $ 72       $121
    Class C.....................    $24        $44      $ 76       $166
    Class Z.....................    $ 6        $20      $ 35       $ 79
You would pay the following
  expenses on the same
  investment, assuming no
  redemption:
    Class A.....................    $37        $53      $ 69       $118
    Class B.....................    $12        $36      $ 62       $121
    Class C.....................    $14        $44      $ 76       $166
    Class Z.....................    $ 6        $20      $ 35       $ 79



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A
   REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
-----------------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."


** The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%). See "How the Fund is Managed--Manager--Fee Waivers."



+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."



++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1998. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be .93% and 1.63%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                          CLASS A
                                 -----------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,
                                 -----------------------------------------------------------------------------------------
                                   1997         1996          1995          1994         1993         1992         1991
                                 ---------    ---------     ---------     ---------    ---------    ---------    ---------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................   $   11.77    $   11.91     $   11.71     $   12.54    $   11.75    $   11.08    $   10.62
                                 ---------    ---------     ---------     ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........         .61(d)       .63(d)        .66(d)        .67          .70          .71          .72
Net realized and unrealized
  gain (loss) on investment
  transactions................         .43         (.09)          .20          (.83)         .79          .67          .46
                                 ---------    ---------     ---------     ---------    ---------    ---------    ---------
Total from investment
  operations..................        1.04          .54           .86          (.16)        1.49         1.38         1.18
                                 ---------    ---------     ---------     ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
Dividends from net investment
  income......................        (.61)        (.63)         (.66)         (.67)        (.70)        (.71)        (.72)
Distributions in excess of net
  investment income...........          --(e)        --            --            --           --           --           --
Distributions from net
  realized gains..............        (.26)        (.05)           --            --           --           --           --
                                 ---------    ---------     ---------     ---------    ---------    ---------    ---------
Total distributions...........        (.87)        (.68)         (.66)         (.67)        (.70)        (.71)        (.72)
                                 ---------    ---------     ---------     ---------    ---------    ---------    ---------
Net asset value, end of
  period......................   $   11.94    $   11.77     $   11.91     $   11.71    $   12.54    $   11.75    $   11.08
                                 ---------    ---------     ---------     ---------    ---------    ---------    ---------
                                 ---------    ---------     ---------     ---------    ---------    ---------    ---------
TOTAL RETURN (c):.............        9.19%        4.53%         7.70%        (1.38)%      13.06%       12.73%       11.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................   $ 172,471    $ 168,037     $ 163,025     $  13,661    $  11,821    $   6,057    $   2,729
Average net assets (000)......   $ 173,963    $ 168,291     $  95,024     $  13,454    $   8,755    $   4,024    $   1,579
Ratios to average net assets:
  Expenses, including
   distribution fee...........         .68%(d)       .68%(d)       .69%(d)       .74%        .74%         .74%         .71%
  Expenses, excluding
   distribution fee...........         .58%(d)       .58%(d)       .59%(d)       .64%        .64%         .64%         .61%
  Net investment income.......        5.15%(d)      5.24%(d)      5.65%(d)      5.46%       5.78%        6.19%        6.61%
Portfolio turnover rate.......          43%          92%           57%           49%          44%          45%          78%


                                 JANUARY 22,
                                  1990 (a)
                                   THROUGH
                                 AUGUST 31,
                                    1990
                                -------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................        $10.81
                                      ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........           .42
Net realized and unrealized
  gain (loss) on investment
  transactions................          (.19)
                                      ------
Total from investment
  operations..................           .23
                                      ------
LESS DISTRIBUTIONS
Dividends from net investment
  income......................          (.42)
Distributions in excess of net
  investment income...........            --
Distributions from net
  realized gains..............            --
                                      ------
Total distributions...........          (.42)
                                      ------
Net asset value, end of
  period......................        $10.62
                                      ------
                                      ------
TOTAL RETURN (c):.............          2.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................        $1,174
Average net assets (000)......        $  588
Ratios to average net assets:
  Expenses, including
   distribution fee...........           .78%(b)
  Expenses, excluding
   distribution fee...........           .68%(b)
  Net investment income.......          6.41%(b)
Portfolio turnover rate.......           127%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

   (d)  Net of management fee waiver.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                          CLASS B
                         ---------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,
                         ---------------------------------------------------------------------------------------------------------
                           1997        1996        1995        1994        1993        1992        1991        1990      1989 (a)
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year....  $   11.77   $   11.91   $   11.71   $   12.54   $   11.75   $   11.08   $   10.62   $   10.88   $   10.59
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income...............        .56(b)       .58(b)       .61(b)       .62       .65        .66         .67         .65         .65
Net realized and
  unrealized gain
  (loss) on investment
  transactions.........        .43        (.09)        .20        (.83)        .79         .67         .46        (.26)        .29
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total from investment
  operations...........        .99         .49         .81        (.21)       1.44        1.33        1.13         .39         .94
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
Dividends from net
  investment income....       (.56)       (.58)       (.61)       (.62)       (.65)       (.66)       (.67)       (.65)       (.65)
Distributions in excess
  of net investment
  income...............         --(d)        --         --          --          --          --          --          --          --
Distributions from net
  realized gains.......       (.26)       (.05)         --          --          --          --          --          --          --
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total distributions....       (.82)       (.63)       (.61)       (.62)       (.65)       (.66)       (.67)       (.65)       (.65)
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of
  year.................  $   11.94   $   11.77   $   11.91   $   11.71   $   12.54   $   11.75   $   11.08   $   10.62   $   10.88
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                         ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RETURN (c):......       8.76%       4.12%       7.26%      (1.77)%     12.61%      12.32%      10.96%       3.73%       9.33%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year
  (000)................  $ 112,658   $ 135,764   $ 163,013   $ 331,982   $ 358,607   $ 316,472   $ 293,942   $ 313,606   $ 340,728
Average net assets
  (000)................  $ 122,744   $ 152,656   $ 230,033   $ 350,564   $ 330,823   $ 303,016   $ 295,285   $ 332,580   $ 353,225
Ratios to average net
  assets:
  Expenses, including
   distribution fee....       1.08%(b)      1.08%(b)      1.11%(b)      1.14%      1.14%      1.14%      1.11%      1.17%      1.05%
  Expenses, excluding
   distribution fee....        .58%(b)       .58%(b)       .61%(b)       .64%       .64%       .64%       .61%       .67%       .64%
  Net investment
   income..............       4.75%(b)      4.84%(b)      5.30%(b)      5.06%      5.38%      5.79%      6.21%      6.10%      5.77%
Portfolio turnover
  rate.................         43%         92%         57%         49%         44%         45%         78%        127%         96%


                           1988
                         ---------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year....  $   10.79
                         ---------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income...............        .71
Net realized and
  unrealized gain
  (loss) on investment
  transactions.........       (.20)
                         ---------
Total from investment
  operations...........        .51
                         ---------
LESS DISTRIBUTIONS
Dividends from net
  investment income....       (.71)
Distributions in excess
  of net investment
  income...............         --
Distributions from net
  realized gains.......         --
                         ---------
Total distributions....       (.71)
                         ---------
Net asset value, end of
  year.................  $   10.59
                         ---------
                         ---------
TOTAL RETURN (c):......       4.93%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year
  (000)................  $ 307,458
Average net assets
  (000)................  $ 298,290
Ratios to average net
  assets:
  Expenses, including
   distribution fee....       1.10%
  Expenses, excluding
   distribution fee....        .62%
  Net investment
   income..............       6.72%
Portfolio turnover
  rate.................         91%

---------------

   (a) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

   (b)  Net of management fee waiver.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

   (d)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                   CLASS C
                                               -----------------------------------------------
                                                                                  AUGUST 1,
                                                                                   1994 (a)
                                                  YEAR ENDED AUGUST 31,            THROUGH
                                               ----------------------------       AUGUST 31,
                                               1997      1996        1995            1994
                                               ----     -------     -------     --------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........  $11.77   $ 11.91     $ 11.71           $ 11.74
                                               ----     -------     -------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................   .53(b)      .55(b)      .58(b)            .04
Net realized and unrealized gain (loss)
  investment transactions....................   .43        (.09)        .20              (.03)
                                               ----     -------     -------            ------
Total from investment operations.............   .96         .46         .78              (.01)
                                               ----     -------     -------            ------
LESS DISTRIBUTIONS
Dividends from net investment income.........  (.53)       (.55)       (.58)             (.04)
Distributions in excess of net investment
  income.....................................    --(e)       --          --                --
Distributions from net realized gains........  (.26)       (.05)         --                --
                                               ----     -------     -------            ------
Total distributions..........................  (.79)       (.60)       (.58)             (.04)
                                               ----     -------     -------            ------
Net asset value, end of period...............  $11.94   $ 11.77     $ 11.91           $ 11.71
                                               ----     -------     -------            ------
                                               ----     -------     -------            ------
TOTAL RETURN (d):............................  8.49%       3.86%       7.00%             0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............  $780     $   876     $   529           $   142
Average net assets (000).....................  $798     $   659     $   325           $    42
Ratios to average net assets:
  Expenses, including distribution fee.......  1.33%(b)    1.33%(b)    1.36%(b)          1.62%(c)
  Expenses, excluding distribution fee.......   .58%(b)     .58%(b)     .61%(b)           .87%(c)
  Net investment income......................  4.50%(b)    4.59%(b)    5.05%(b)          5.17%(c)
Portfolio turnover rate......................    43%         92%         57%               49%

---------------

   (a)  Commencement of offering of Class C shares.

   (b)  Net of management fee waiver.

   (c)  Annualized.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)


  The following financial highlights for the Class Z shares for the period from December 6, 1996 through August 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                 CLASS Z
                                                              --------------
                                                               DECEMBER 6,
                                                                 1996 (a)
                                                                 THROUGH
                                                                AUGUST 31,
                                                                   1997
                                                              --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $ 12.09
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)...................................            .46(d)
Net realized and unrealized gain (loss) on investment
transactions................................................            .12
                                                                     ------
Total from investment operations............................            .58
                                                                     ------
LESS DISTRIBUTIONS
Dividends from net investment income........................           (.46)
Distributions in excess of net investment income............             --(e)
Distributions from net realized gains.......................           (.26)
                                                                     ------
Total distributions.........................................           (.72)
                                                                     ------
Net asset value, end of period..............................        $ 11.95
                                                                     ------
                                                                     ------
TOTAL RETURN (b):...........................................           5.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................        $    28
Average net assets (000)....................................        $    11
Ratios to average net assets:(c)/(d)
  Expenses..................................................            .58%
  Net investment income.....................................           5.25%
Portfolio turnover rate.....................................             43%

------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.

  (d)  Net of management fee waiver.

  (e)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW YORK SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NEW YORK STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES (NEW YORK OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent they are derived from interest payments on New York Obligations. New York Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.


  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the high rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.



  During the year ended August 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                                   PERCENTAGE OF
          RATINGS                                TOTAL INVESTMENTS
          ------------------------------     -------------------------
          AAA/Aaa                                              46.65  %
          AA/Aa                                                 8.20  %
          A/A                                                  17.20  %
          BBB/Baa                                              27.83  %
          BB/Ba



  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase New York Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular New York Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.



  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW YORK OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from New York State, New York City and federal income taxes or the Series will have at least 80% of its total assets invested in New York Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not New York City or New York State, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than New York Obligations or may invest its assets so that more than 20% of the income is subject to New York State, New York City or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW YORK OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New York Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.


  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL
OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT
RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTIONS OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adivser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors of municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' net asset value. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW YORK OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW YORK OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. The State General Fund reported a $1.9 billion GAAP basis operating surplus for the fiscal year ended March 31, 1997, resulting in a reduction of the General Fund accumulated deficit to $995 million as of the fiscal year end. The General Fund accumulated deficit for the fiscal years ended March 31, 1993, 1994, 1995 and 1996 was $2.6 billion, $1.8 billion, $3.3 billion and $2.9 billion, respectively. According to the Comptroller, an operating surplus is projected for the fiscal year 1997-1998, notwithstanding a projected increase in General Fund spending of 5.2%. The enacted budget includes a significantly expanded program of tax reductions, most of which do not take effect until the fiscal year 1999-2000. There can be no assurances that the State will not face substantial potential budget gaps in this and future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .68%, 1.08% and 1.33% for the Series' Class A, Class B and Class C shares, respectively. For the period from December 6, 1996 (commencement of the offering of Class Z shares) through August 31, 1997, total expenses of the Series as a percentage of average net assets, net of fee waivers were .58% (annualized) for the Series' Class Z shares. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS MUTUAL FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid PIFM a management fee of .45 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since April 1996 and has been employed by PIC in various capacities since 1988.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS


  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. Effective September 1, 1997, PIFM discontinued its waiver of 10% of its management fee. See "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. PRUDENTIAL SECURITIES ALSO INCURS THE EXPENSE OF DISTRIBUTING THE SERIES' CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT WITH THE FUND, NONE OF WHICH IS REIMBURSED OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1998.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY
NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1998. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1997, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.


  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.



  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) exchanges of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under New York law, dividends paid by the Series are exempt from New York State and New York City income taxes for resident individuals to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on New York Obligations.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.



DIVIDENDS AND DISTRIBUTIONS



  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED

UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. Payment may be made by wire, check or through your brokerage account. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund (New York Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).


  If you arrange for receipt by State Street of Federal Funds prior to the caculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (New York Series), the name of the Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1% (currently being charged    Initial sales charge waived or
             of the public offering price          at a rate of .10 of 1%)               reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum CDSC of 1% of the lesser of   1% (currently being charged at a      Shares do not convert to another
             the amount invested or the            rate of .75 of 1%)                    class
             redemption proceeds on redemptions
             made within one year of purchase

CLASS Z      None                                  None                                  Sold to a limited group of
                                                                                         investors

  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if any, of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50
          $250,000 to $499,999           1.50              1.52               1.50
          $500,000 to $999,999           1.00              1.01               1.00
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.


  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Savings Accumulation Plans of the company's employees. The Program is available only to employees who open a Savings Accumulation Plan account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.



  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.



  CLASS Z SHARES



  Class Z shares of the Fund are available for purchase by the following categories of investors:



(i) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (iii) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee saving plan.



  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.



  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P .O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption. See "Distributions and Tax Information" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.


  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                        CONTINGENT DEFERRED SALES
                                                                         CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                      OF DOLLARS INVESTED OR
PAYMENT MADE                                                               REDEMPTION PROCEEDS
----------------------------------------------------------------------  -------------------------
First.................................................................               5.0%
Second................................................................               4.0
Third.................................................................               3.0
Fourth................................................................               2.0
Fifth.................................................................               1.0
Sixth.................................................................               1.0
Seventh...............................................................              None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to

Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.


  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS



MOODY'S INVESTORS SERVICE



BOND RATINGS



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.



  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



SHORT-TERM RATINGS



  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.



  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.



  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SHORT-TERM DEBT RATINGS



  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.



  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.



  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.



  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



BOND RATINGS



  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



COMMERCIAL PAPER RATINGS



  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MUNICIPAL NOTES



  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Purdential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
    Prudential Emerging Growth Fund Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Series' Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         9
  Investment Objective and Policies.............         9
  Other Investments and Policies................        14
  Investment Restrictions.......................        15
HOW THE FUND IS MANAGED.........................        15
  Manager.......................................        15
  Distributor...................................        16
  Portfolio Transactions........................        18
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        18
HOW THE FUND VALUES ITS SHARES..................        19
HOW THE FUND CALCULATES PERFORMANCE.............        19
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        20
GENERAL INFORMATION.............................        22
  Description of Shares.........................        22
  Additional Information........................        23
SHAREHOLDER GUIDE...............................        23
  How to Buy Shares of the Fund.................        23
  Alternative Purchase Plan.....................        24
  How to Sell Your Shares.......................        27
  Conversion Feature--Class B Shares............        30
  How to Exchange Your Shares...................        31
  Shareholder Services..........................        32
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1


-------------------------------------------

MF122A                                                                   44404EO

                                       Class A:    74435M-74-7
                        CUSIP Nos.:    Class B:    74435M-75-4
                                       Class C:    74435M-52-3
                                       Class Z:    74435M-44-0

                     PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                ----------------------------------------------------------------

                     NEW YORK SERIES


                     PROSPECTUS
                     October 30, 1997
                     www.prudential.com


                     [LOGO] Prudential
                           Investments

PRUDENTIAL MUNICIPAL SERIES FUND
(NEW YORK MONEY MARKET SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (New York Money Market Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the highest level of current income that is exempt from New York State, New York City and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt New York State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the New York Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New York Money Market Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from New York State, New York City and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term New York State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New York State, New York City and federal income taxes (New York Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 12.


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New York Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New York Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor) acts as the Distributor of the Series' shares. The Series reimburses Prudential Securities for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide-- Shareholder Services" at page 24.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide--How to Buy Shares of the Fund" at page 16.


  HOW DO I SELL MY SHARES?


    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 20.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?



    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES
                         (NEW YORK MONEY MARKET SERIES)

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................   None
    Maximum Deferred Sales Loads............................   None
    Maximum Sales Load Imposed on Reinvested Dividends......   None
    Redemption Fees.........................................   None
    Exchange Fee............................................   None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.........................................   .500%
    12b-1 Fees..............................................   .125%
    Other Expenses..........................................   .085%
                                                              ------
    Total Fund Operating Expenses...........................   .710%
                                                              ------
                                                              ------



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              -------   --------   --------   ---------
EXAMPLE
    You would pay the following expenses on a $1,000
     investment, assuming (1) 5% annual return and (2)
     redemption at the end of each time period:.............  $    7    $    23    $    40    $     88



  The above example is based on data for the Series' fiscal year ended August 31, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.


                                                                YEAR ENDED AUGUST 31,
                     -----------------------------------------------------------------------------------------------------------
                       1997       1996       1995       1994       1993       1992       1991       1990     1989 (a)     1988
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year.............. $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment
  income and net
  realized gains....      .03        .03        .03        .02        .02        .03        .04        .05        .05        .04

Dividends and
  distributions to
  shareholders......     (.03)      (.03)      (.03)      (.02)      (.02)      (.03)      (.04)      (.05)      (.05)      (.04)
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end
  of year........... $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------

TOTAL RETURN (B):...     2.91%      2.97%      3.06%      1.80%      1.80%      2.93%      4.37%      5.14%      5.14%      4.14%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (000)........ $358,291   $349,470   $324,698   $269,073   $286,304   $249,785   $236,361   $226,758   $184,615   $168,391
Average net assets
  (000)............. $326,092   $336,427   $292,763   $280,492   $275,640   $248,557   $245,494   $218,423   $173,661   $154,746
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............      .71%       .72%       .73%       .77%       .75%       .76%       .79%       .75%       .79%       .72%
  Expenses,
   excluding
   distribution
   fee..............      .58%       .60%       .61%       .64%       .63%       .63%       .66%       .62%       .67%       .60%
    Net investment
     income.........     2.87%      2.91%      3.02%      1.78%      1.75%      2.83%      4.23%      4.99%      5.01%      4.18%

---------------

   (a) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund.

   (b)  Total return includes reinvestment of dividends and distributions.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1997:



Value of hypothetical account at end of period.........  $1.000536323
Value of hypothetical account at beginning of period...   1.000000000
                                                         ------------
Base period return.....................................  $0.000536323
                                                         ------------
                                                         ------------
CURRENT YIELD (.000536323 X (365/7))...................         2.80%
EFFECTIVE ANNUAL YIELD, assuming daily compounding.....         2.84%
TAX-EQUIVALENT CURRENT YIELD (2.80%  DIVIDED BY
 [(1-.0685)(1-.396)]...................................         4.98%


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1997 was 51 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW YORK MONEY MARKET SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM NEW YORK STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES (NEW YORK OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.


  As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent they are derived from interest payments on New York Obligations. The New York Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION (SEC). There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.


  ALL NEW YORK OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(II), IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.

  In selecting New York Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSROs, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a New York Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.


  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the SEC. See "How the Fund Values its Shares."


  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW YORK OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from New York State, New York City and federal income taxes or the Series will have at least 80% of its total assets invested in New York Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not New York City or New York State, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in short-term debt securities other than New York Obligations or may invest its assets so that more than 20% of the income is subject to New York State, New York City or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW YORK OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New York Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN NEW YORK OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW YORK OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW YORK OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. The State General Fund reported a $1.9 billion GAAP basis operating surplus for the fiscal year ended March 31, 1997, resulting in a reduction of the General Fund accumulated deficit to $995 million as of the fiscal year end. The General Fund accumulated deficit for the fiscal years ended March 31, 1993, 1994, 1995 and 1996 was $2.6 billion, $1.8 billion, $3.3 billion and $2.9 billion, respectively. According to the Comptroller, an operating surplus is projected for the fiscal year 1997-1998, notwithstanding a projected increase in General Fund spending of 5.2%. The enacted budget includes a significantly expanded program of tax reductions, most of which do not take effect until the fiscal year 1999-2000. There can be no assurances that the State will not face substantial potential budget gaps this and in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the SEC. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES

  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of its average net assets were .71%. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid a management fee of .50 of 1% of the Series' average net assets. See "Manager" in the Statement of Additional Information.



  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.

  PIFM MAY FROM TIME TO TIME AGREE TO WAIVE ALL OR A PORTION OF ITS MANAGEMENT FEE AND SUBSIDIZE CERTAIN OPERATING EXPENSES OF THE SERIES. The Series is not required to reimburse PIFM for such management fee waiver or expense subsidy. See "Fund Expenses" and "Calculation of Yield."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.


  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1997, the Series paid PSI a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.


  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.

  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.


  The Series will compute its NAV once daily on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have capital gains from the sale of assets held for more than 12 months.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under New York law, dividends paid by the Series are exempt from New York State and New York City income taxes for resident individuals to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on New York Obligations.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are affectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. Income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.


  A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Series, as described above, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "Shareholder Guide--How to Sell Your Shares--Redemption of Shares Purchased through Prudential Securities."



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984 BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Money Market Series and the New York Series, offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series offer four classes, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. Pursuant to the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the Series is designated as your primary fund) and certain employee savings and retirement plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below. For automatic purchases made through Prudential Securities, the minimum investment requirment is $1,000 and there is no minimum subsequent investment requirement.


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.


  SHARES OF THE SERIES ARE SOLD THROUGH THE TRANSFER AGENT, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO STATE STREET BANK AND TRUST COMPANY (STATE STREET), THE FUND'S CUSTODIAN). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another dealer, your dealer will forward a purchase order and payment to the Fund.



  Investors who purchase their shares through a dealer other than Prudential Securities or Prusec, which dealer has a clearinghouse arrangement with respect to Shares of the Series, may be able to participate in the automatic sweep feature described below under "Purchase through Prudential Securities--Automatic Investment (Autosweep)" and "How to Sell Your Shares--Redemption of Shares Purchased through Prudential Securities." For further information, contact your dealer.



  Application forms for Prusec and direct accounts with the Transfer Agent (E.G., non-Prudential Securities accounts) can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.



  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.


  Prudential Securities clients wishing additional information concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.



  AUTOMATIC INVESTMENT (AUTOSWEEP) (FOR NON-COMMAND ACCOUNTS)



  Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Series, if the Series is your Primary Money Sweep Fund. You may designate the Series (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If the Series is your Primary Money Sweep Fund you can purchase shares of the Series only through the automatic investment procedures described below; no manual purchase orders will be accepted. You may charge your Primary Money Sweep Fund at any time by notifying your Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.



  For accounts other than IRAs and Benefit Plans, as defined below, shares of the Series will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRAs and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Series will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.



  The following chart shows the frequency and amount of the sweep for accounts other than IRAs and Benefit Plans.



                                                               DAILY           MONTHLY
Eligible Credit Balances resulting from the proceeds of
  a securities sale, maturity of a bond or call           $1,000 or more
Eligible Credit Balances resulting from a non-trade
  related credit                                          $10,000 or more
Remaining Eligible Credit Balances                                          $1.00 or more

  All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Series' minimum initial investment requirement of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in a client's brokerage account until the monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.



  For the purposes of Autosweep, "Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. "IRAs" are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.


  MANUAL INVESTMENT



  Prudential Securities will accept manual purchase orders for shares of the Series only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or (ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment."



  Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 and the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Series for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement).


  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, New York Money Market Series, specifying on the wire the account number assigned by PMFS and your name.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (New York Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL


  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC, Attention:
Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and you will begin earning dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, New York Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.


  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).


  COMMAND-SM- ACCOUNT PROGRAM



  Shares of the Series are offered to participants in the Prudential Securities COMMAND Account program, an integrated financial services program of Prudential Securities. Investors having a COMMAND Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the COMMAND Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate COMMAND Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the COMMAND Account program.



  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the COMMAND program, such as those incurred by use of the Visa-Registered Trademark- Gold Account, including Visa purchases, cash advances and Visa Account checks. Each COMMAND program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other COMMAND funds owned by the COMMAND program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary COMMAND funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. COMMAND Account participants will not be entitled to dividends declared on the date of redemption.



  For information on participation in the COMMAND Account program, you should telephone (800) 222-4321 (toll-free).


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."


  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution". An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekends or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.


  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.


  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (E.G., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will be retained by Prudential Securities.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.


  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth below and the form returned to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC at the address set forth above.


  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal indentification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar amount on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

  - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent.
Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


------------------------

        TAXABLE BOND FUNDS
---------------------------------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust
-----------------------

        TAX-EXEMPT BOND FUNDS
---------------------------------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

---------------

        GLOBAL FUNDS
---------------------------------------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


---------------

        EQUITY FUNDS
---------------------------------------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

---------------------

        MONEY MARKET FUNDS
---------------------------------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                 PAGE
                                                 ----
FUND HIGHLIGHTS................................    2
  What are the Series' Risk Factors and Special
   Characteristics.............................    2
FUND EXPENSES..................................    4
FINANCIAL HIGHLIGHTS...........................    5
CALCULATION OF YIELD...........................    6
HOW THE FUND INVESTS...........................    6
  Investment Objective and Policies............    6
  Other Investments and Policies...............    9
  Investment Restrictions......................   10
HOW THE FUND IS MANAGED........................   10
  Manager......................................   10
  Distributor..................................   11
  Portfolio Transactions.......................   12
  Custodian and Transfer and Dividend
   Disbursing Agent............................   12
HOW THE FUND VALUES ITS SHARES.................   12
TAXES, DIVIDENDS AND DISTRIBUTIONS.............   13
GENERAL INFORMATION............................   15
  Description of Shares........................   15
  Additional Information.......................   15
SHAREHOLDER GUIDE..............................   16
  How to Buy Shares of the Fund................   16
  How to Sell Your Shares......................   20
  How to Exchange Your Shares..................   23
  Shareholder Services.........................   24
THE PRUDENTIAL MUTUAL FUND FAMILY..............  A-1


                  -------------------------------------------
MF127A                                                                   444005A

                              CUSIP No: 74435M-72-1

                     PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                     ----------------------------------------

                     NEW YORK MONEY MARKET SERIES


                     PROSPECTUS
                     OCTOBER 30, 1997
                     www.prudential.com


                                                                          [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND
(NORTH CAROLINA SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (North Carolina Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the North Carolina Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the North Carolina Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in North Carolina State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from North Carolina State and federal income taxes (North Carolina Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?



    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in North Carolina Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of North Carolina Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 13. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests-- Investment Objectives and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 11. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 31.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:
                    Sold with an initial sales charge of up to 3% of the offering price.

     - Class B Shares:
                    Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:
                    Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


    See "Shareholder Guide--Alternative Purchase Plan" at page 23.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 26.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?



    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES
                            (NORTH CAROLINA SERIES)

                                         CLASS A SHARES            CLASS B SHARES                   CLASS C SHARES
                                         ---------------   -------------------------------   ----------------------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases..........................       3%                       None                             None
    Maximum Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)................      None            5% during the first year,         1% on redemptions made
                                                           decreasing by 1% annually to 1%   within one year of purchase
                                                            in the fifth and sixth years
                                                              and 0% the seventh year*
    Maximum Sales Load Imposed on
     Reinvested Dividends...............      None                      None                             None
    Redemption Fees.....................      None                      None                             None
    Exchange Fee........................      None                      None                             None


                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                                          --------------   --------------   --------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees.....................        .50%              .50%            .50%
    12b-1 Fees (After Reduction)........        .10%++            .50%            .75%++
    Other Expenses......................        .38%              .38%            .38%
                                                ---               ---             ---
    Total Fund Operating Expenses (After
     Reduction).........................        .98%             1.38%           1.63%
                                                ---               ---             ---
                                                ---               ---             ---



                                           1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                          ---------   ---------   ---------   ---------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A.............................     $  40       $  60       $  83       $ 147
    Class B.............................     $  64       $  74       $  86       $ 150
    Class C.............................     $  27       $  51       $  89       $ 193
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A.............................     $  40       $  60       $  83       $ 147
    Class B.............................     $  14       $  44       $  76       $ 150
    Class C.............................     $  17       $  51       $  89       $ 193



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A
   REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."


** The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%). See "How the Fund is Managed--Manager--Fee Waivers."


+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1998. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.18% and 1.88%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                          CLASS A
                              -----------------------------------------------------------------------------------------------
                                                                                                                  JANUARY 22,
                                                                                                                   1990 (a)
                                                           YEAR ENDED AUGUST 31,                                    THROUGH
                              -------------------------------------------------------------------------------     AUGUST 31,
                               1997        1996        1995        1994        1993        1992        1991          1990
                              -------     -------     -------     -------     -------     -------     -------     -----------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of period.................  $ 11.06     $ 11.19     $ 11.06     $ 12.04     $ 11.37     $ 10.86     $ 10.45         $10.63
                              -------     -------     -------     -------     -------     -------     -------     -----------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.......      .54(d)      .53(d)      .60(d)      .61         .65         .67         .67            .41
Net realized and unrealized
  gain (loss) on investment
  transactions..............      .38        (.01)        .13        (.76)        .67         .51         .41           (.18)
                              -------     -------     -------     -------     -------     -------     -------     -----------
Total from investment
  operations................      .92         .52         .73        (.15)       1.32        1.18        1.08            .23
                              -------     -------     -------     -------     -------     -------     -------     -----------
LESS DISTRIBUTIONS
Dividends from net
  investment income.........     (.54)       (.53)       (.60)       (.61)       (.65)       (.67)       (.67)          (.41)
Distributions from net
  realized gains............     (.16)       (.12)         --        (.22)         --          --          --             --
                              -------     -------     -------     -------     -------     -------     -------     -----------
Total distributions.........     (.70)       (.65)       (.60)       (.83)       (.65)       (.67)       (.67)          (.41)
                              -------     -------     -------     -------     -------     -------     -------     -----------
Net asset value, end of
  period....................  $ 11.28     $ 11.06     $ 11.19     $ 11.06     $ 12.04     $ 11.37     $ 10.86         $10.45
                              -------     -------     -------     -------     -------     -------     -------     -----------
                              -------     -------     -------     -------     -------     -------     -------     -----------

TOTAL RETURN (C):...........     8.58%       4.70%       6.86%      (1.35)%     11.99%      11.12%      10.63%          2.09%
RATIOS/SUPPLEMENTAL DATA:
Net asset, end of period
  (000).....................  $29,350     $28,089     $26,519     $ 2,256     $ 1,777     $   917     $   362         $   58
Average net assets (000)....  $29,055     $27,628     $15,244     $ 2,067     $ 1,316     $   612     $   246         $   32
Ratios to average net
  assets:
  Expenses, including
   distribution fee.........      .93%(d)    1.03%(d)     .98%(d)     .88%        .87%        .91%        .99%          1.00%(b)
  Expenses, excluding
   distribution fee.........      .83%(d)     .93%(d)     .88%(d)     .78%        .77%        .81%        .89%           .90%(b)
  Net investment income.....     4.87%(d)    4.78%(d)    5.25%(d)    5.31%       5.55%       5.90%       6.24%          6.24%(b)
Portfolio turnover rate.....       35%         23%         28%         17%         38%         36%         27%            24%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d)  Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                   CLASS B
                 -----------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED AUGUST 31,
                 -----------------------------------------------------------------------------------------------------------
                   1997         1996         1995         1994      1993      1992      1991      1990    1989 (b)    1988
                 --------     --------     --------     --------  --------  --------  --------  --------  --------  --------
PER SHARE
  OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year.......... $  11.06     $  11.19     $  11.06     $  12.05  $  11.37  $  10.86  $  10.45  $  10.65  $ 10.35   $  10.59
                 --------     --------     --------     --------  --------  --------  --------  --------  --------  --------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income........      .50(d)       .49(d)       .55(d)       .56       .60       .62       .63       .64      .65        .69(a)
Net realized and
  unrealized
  gain (loss) on
  investment
 transactions...      .39         (.01)         .13         (.77)      .68       .51       .41      (.20)     .30       (.24)
                 --------     --------     --------     --------  --------  --------  --------  --------  --------  --------
Total from
  investment
  operations....      .89          .48          .68         (.21)     1.28      1.13      1.04       .44      .95        .45
                 --------     --------     --------     --------  --------  --------  --------  --------  --------  --------
LESS
  DISTRIBUTIONS
Dividends from
  net investment
  income........     (.50)        (.49)        (.55)        (.56)     (.60)     (.62)     (.63)     (.64)    (.65)      (.69)
Distributions
  from net
  realized
  gains.........     (.16)        (.12)          --         (.22)       --        --        --        --       --         --
                 --------     --------     --------     --------  --------  --------  --------  --------  --------  --------
Total
distributions...     (.66)        (.61)        (.55)        (.78)     (.60)     (.62)     (.63)     (.64)    (.65)      (.69)
                 --------     --------     --------     --------  --------  --------  --------  --------  --------  --------
Net asset value,
  end of year... $  11.29     $  11.06     $  11.19     $  11.06  $  12.05  $  11.37  $  10.86  $  10.45  $ 10.65   $  10.35
                 --------     --------     --------     --------  --------  --------  --------  --------  --------  --------
                 --------     --------     --------     --------  --------  --------  --------  --------  --------  --------

TOTAL RETURN
  (C):..........     8.25%        4.28%        6.44%       (1.82)%    11.62%    10.64%    10.17%     4.28%    9.39%     4.47%

RATIOS/SUPPLEMENTAL
  DATA:
Net asset, end
  of year
  (000)......... $ 24,952     $ 31,029     $ 40,119     $ 69,448  $ 75,515  $ 63,573  $ 59,875  $ 57,429  $34,222   $ 44,076
Average net
  assets
  (000)......... $ 27,703     $ 35,605     $ 51,963     $ 73,606  $ 67,997  $ 60,751  $ 59,071  $ 56,745  $49,868   $ 40,442
Ratios to
  average net
  assets:
  Expenses,
   including
   distribution
   fee..........     1.33%(d)     1.43%(d)     1.34%(d)     1.28%     1.27%     1.31%     1.39%     1.38%    1.39%      1.13%(a)
  Expenses,
   excluding
   distribution
   fee..........      .83%(d)      .93%(d)      .84%(d)      .78%      .77%      .81%      .89%      .89%     .89%       .64%(a)
  Net investment
   income.......     4.47%(d)     4.37%(d)     5.10%(d)     4.89%     5.18%     5.58%     5.88%     5.96%    6.06%      6.58%(a)
Portfolio
  turnover
  rate..........       35%          23%          28%          17%       38%       36%       27%       24%      47%        66%

-----------------

   (a)  Net of expense subsidy.

   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

   (d)  Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                            CLASS C
                                                    -------------------------------------------------------
                                                                                                 AUGUST 1,
                                                                                                  1994 (a)
                                                             YEAR ENDED AUGUST 31,                THROUGH
                                                    ----------------------------------------     AUGUST 31,
                                                       1997           1996           1995           1994
                                                    ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  11.06       $  11.19       $  11.06       $ 11.09
                                                    ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................         .47(d)         .46(d)         .52(d)        .04
Net realized and unrealized gain (loss) on
  investment transactions.........................         .39           (.01)           .13          (.03)
                                                    ----------     ----------     ----------     ----------
Total from investment operations..................         .86            .45            .65           .01
                                                    ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
Dividends from net investment income..............        (.47)          (.46)          (.52)         (.04)
Distributions from net realized gains.............        (.16)          (.12)            --            --
                                                    ----------     ----------     ----------     ----------
Total distributions...............................        (.63)          (.58)          (.52)         (.04)
                                                    ----------     ----------     ----------     ----------
Net asset value, end of period....................    $  11.29       $  11.06       $  11.19       $ 11.06
                                                    ----------     ----------     ----------     ----------
                                                    ----------     ----------     ----------     ----------
TOTAL RETURN (C):.................................        7.98%          4.03%          6.17%          .02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................    $     62       $     72       $     53       $    10
Average net assets (000)..........................    $     68       $     69       $     32       $     5
Ratios to average net assets:
  Expenses, including distribution fee............        1.58%(d)       1.68%(d)       1.63%(d)      1.67%(b)
  Expenses, excluding distribution fee............         .83%(d)        .93%(d)        .88%(d)       .92%(b)
  Net investment income...........................        4.22%(d)       4.14%(d)       4.59%(d)      5.06%(b)
Portfolio turnover rate...........................          35%            23%            28%           17%

------------
  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.

  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (d)  Net of management fee waiver.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NORTH CAROLINA SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NORTH CAROLINA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NORTH CAROLINA STATE, MUNICIPAL AND LOCAL GOVERNMENTAL OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NORTH CAROLINA STATE AND FEDERAL INCOME TAXES (NORTH CAROLINA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under North Carolina law, dividends distributed by the Series and attributable to interest on obligations issued by North Carolina and its political subdivisions are exempt from North Carolina individual, trust and estate income taxes. See "Taxes, Dividends and Distributions." North Carolina Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.


  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.


  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities, provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.



  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN NORTH CAROLINA OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S)(CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR SALES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE IN SUCH "INVESTMENT GRADE" RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN NORTH CAROLINA OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P, OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the high rating categories but also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                                            PERCENTAGE OF
          RATINGS                         TOTAL INVESTMENTS
          ------------------------------  -----------------
          AAA/Aaa                                 63.22%
          AA/Aa                                   15.25%
          A/A                                      8.58%
          BBB/Baa                                 12.19%
          Unrated
            AAA/Aaa                                0.00%
            AA/Aa                                  0.00%
            A/A                                    0.00%
            BBB/Baa                                0.76%



  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.



  The Series may purchase North Carolina Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular North Carolina Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.


  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NORTH CAROLINA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from North Carolina and federal income taxes or the Series will have at least 80% of its total assets invested in North Carolina Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than North Carolina Obligations or may invest its assets so that more than 20% of the income is subject to North Carolina State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NORTH CAROLINA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the North Carolina Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.


  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATION (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short term investing and that yields on junk bonds will fluctuate over time.

  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' net asset value. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.


  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information. Finally, the Series must eliminate all of its positions in futures contracts and options thereon by December 31 of each year in order to comply with requirements for exemption from the North Carolina intangibles tax.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NORTH CAROLINA OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NORTH CAROLINA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NORTH CAROLINA OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Despite stressful periods during the latest recession that depleted fund reserves and ended with General Fund deficits, since 1994, the State has had a budget surplus, in part as a result of new taxes and fees and spending reductions put into place in the early 1990s. In addition, the State, like the nation, has experienced economic recovery during the 1990s. The State budget is based upon estimated revenues and a multitude of existing and assumed State and non-state factors, including state and national economic conditions, international activity and federal government policies and legislation. At June 30, 1996, the end of the 1995-1996 fiscal year, the unreserved balance of the General Fund grew to approximately $406 million and the reserved balance of the General Fund was approximately $765 million. In the 1996-97 Budget prepared by the Office of State Budget and Mangaement, it is projected that General Fund net revenues will increase 3% over 1995-96, despite a tax reduction package ennacted during the 1996 legislative session. A preliminary report for 1996-97 net revenues indicates that the actual revenue growth over 1995-96 was approximately 8%. However, if either North Carolina or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .93%, 1.33% and 1.58% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid PIFM a management fee of
 .45 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  The current portfolio manager of the Series is James M. Murphy. Mr. Murphy has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1989.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.



  FEE WAIVERS



  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. Effective September 1, 1997, PIFM discontinued its waiver of 10% of its management fee. See "Fund Expenses."

DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1998.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY
NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1998. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1997, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.



  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  In the opinion of North Carolina tax counsel, distributions will not be subject to North Carolina income tax if made to individual shareholders resident in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; or Guam, Puerto Rico or the United States Virgin Islands including the governments thereof and their agencies, instrumentalities, and authorities or (ii) attributable to interest on direct obligations of the United States.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series had a capital loss carryforward as of August 31, 1997 of approximately $174,500, which expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Dividends paid by the Series with respect to each class of shares, to the extent any distributions are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund (North Carolina Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B or Class C shares).


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (North Carolina Series) Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1% (currently being charged    Initial sales charge waived or
             of the public offering price          at a rate of .10 of 1%)               reduced for certain purchases

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS B      Maximum contingent deferred sales                  .50 of 1%                Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum CDSC of 1% of the lesser of   1% (currently being charged at a      Shares do not convert to another
             the amount invested or the            rate of .75 of 1%)                    class
             redemption proceeds on redemptions
             made within one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50
          $250,000 to $499,999           1.50              1.52               1.50
          $500,000 to $999,999           1.00              1.01               1.00
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.


  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Savings Accumulation Plans of the company's employees. The Program is available only to employees who open a Savings Accumulation Plan account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.



  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.


  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.



  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer

Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency, or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption. See "Distributions and Tax Information" in the Statement of Additional Information.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.


  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                               CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                  OF DOLLARS INVESTED OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     --------------------------
          First.........................                       5.0%
          Second........................                       4.0
          Third.........................                       3.0
          Fourth........................                       2.0
          Fifth.........................                       1.0
          Sixth.........................                       1.0
          Seventh.......................                      None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks in any amount. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS



MOODY'S INVESTORS SERVICE



BOND RATINGS



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.



  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



SHORT-TERM RATINGS



  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.



  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.



  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SHORT-TERM DEBT RATINGS



  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.



  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.



  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.



  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



BOND RATINGS



  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



COMMERCIAL PAPER RATINGS



  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MUNICIPAL NOTES



  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Series' Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Other Investments and Policies................        14
  Investment Restrictions.......................        14
HOW THE FUND IS MANAGED.........................        15
  Manager.......................................        15
  Distributor...................................        16
  Portfolio Transactions........................        18
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        18
HOW THE FUND VALUES ITS SHARES..................        18
HOW THE FUND CALCULATES PERFORMANCE.............        18
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        19
GENERAL INFORMATION.............................        21
  Description of Shares.........................        21
  Additional Information........................        22
SHAREHOLDER GUIDE...............................        22
  How to Buy Shares of the Fund.................        22
  Alternative Purchase Plan.....................        23
  How to Sell Your Shares.......................        26
  Conversion Feature--Class B Shares............        29
  How to Exchange Your Shares...................        30
  Shareholder Services..........................        31
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1


-------------------------------------------


MF126A                                                                   44404HI


                                       Class A:    74435M-81-2
                                       Class B:    74435M-82-0
                        CUSIP Nos.:    Class C:    74435M-51-5

                                   PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                     ----------------------------------------

                     NORTH CAROLINA SERIES


                     PROSPECTUS
                     October 30, 1997
                     www.prudential.com


                     [LOGO] Prudential
                           Investments

PRUDENTIAL MUNICIPAL SERIES FUND
(OHIO SERIES)

--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (Ohio Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Ohio State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Ohio Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Ohio Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Ohio State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Ohio State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Ohio State and federal income taxes (Ohio Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?



    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Ohio Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Ohio Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page
  13. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 11. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 14.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 15.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 30.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:  Sold with an initial sales charge of up to 3% of the offering price.

     - Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:  Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


    See "Shareholder Guide--Alternative Purchase Plan" at page 22.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 25.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?



    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES
                                 (OHIO SERIES)

                                           CLASS A SHARES        CLASS B SHARES        CLASS C SHARES
                                          ----------------     -------------------   -------------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)......................        3%                  None                  None
    Maximum Deferred Sales Load (as a
     percentage of original purchase price
     or redemption proceeds, whichever is
     lower)...............................       None          5% during the first    1% on redemptions
                                                               year, decreasing by     made within one
                                                                1% annually to 1%     year of purchase
                                                                in the fifth and
                                                               sixth years and 0%
                                                                the seventh year*
    Maximum Sales Load Imposed on
     Reinvested Dividends.................       None                 None                  None
    Redemption Fees.......................       None                 None                  None
    Exchange Fee..........................       None                 None                  None


                                             CLASS A SHARES      CLASS B SHARES        CLASS C SHARES
                                            ----------------   -------------------   -------------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees.......................              .50%                  .50%                  .50%
    12b-1 Fees (After Reduction)..........              .10%++                .50%                  .75%++
    Other Expenses........................              .25%                  .25%                  .25%
                                                        ---                   ---                   ---
    Total Fund Operating Expenses (After
     Reduction)...........................              .85%                 1.25%                 1.50%
                                                        ---                   ---                   ---
                                                        ---                   ---                   ---



                                                                             1 YEAR    3 YEARS    5 YEARS     10 YEARS
                                                                            --------   --------   --------   ----------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1)
  5% annual return and (2) redemption at the end of each time period:
    Class A...............................................................   $   38     $   56     $   76          $132
    Class B...............................................................   $   63     $   70     $   79          $135
    Class C...............................................................   $   25     $   47     $   82          $179
You would pay the following expenses on the same investment, assuming no redemption:
    Class A...............................................................   $   38     $   56     $   76          $132
    Class B...............................................................   $   13     $   40     $   69          $135
    Class C...............................................................   $   15     $   47     $   82          $179



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A
   REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."


** The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%). See "How the Fund is Managed--Manager--Fee Waivers."


+   Pursuant to rules of the National Association of Securities Dealers, Inc.,
     the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1998. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.05% and 1.75%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                          CLASS A
                                --------------------------------------------------------------------------------------------
                                                                                                              JANUARY 22,
                                                                                                                1990 (a)
                                                          YEAR ENDED AUGUST 31,                                 THROUGH
                                -------------------------------------------------------------------------      AUGUST 31,
                                 1997        1996        1995        1994      1993      1992      1991           1990
                                -------     -------     -------     -------   -------   -------   -------   ----------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $ 11.70     $ 11.92     $ 11.72     $ 12.38   $ 11.69   $ 11.17   $ 10.71          $  10.85
                                -------     -------     -------     -------   -------   -------   -------            ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........      .63(b)      .63(b)      .65(b)      .66       .69       .70       .70               .47
Net realized and unrealized
  gain (loss) on
  investment transactions.....      .27        (.15)        .20        (.66)      .69       .52       .46              (.14)
                                -------     -------     -------     -------   -------   -------   -------            ------
Total from investment
  operations..................      .90         .48         .85          --      1.38      1.22      1.16               .33
                                -------     -------     -------     -------   -------   -------   -------            ------
LESS DISTRIBUTIONS
Dividends from net investment
  income......................     (.63)       (.63)       (.65)       (.66)     (.69)     (.70)     (.70)             (.47)
Distributions in excess of net
  investment income...........       --(e)       --          --          --        --        --        --                --
Distributions from net
  realized gains..............     (.02)       (.07)         --          --        --        --        --                --
                                -------     -------     -------     -------   -------   -------   -------            ------
Total distributions...........     (.65)       (.70)       (.65)       (.66)     (.69)     (.70)     (.70)             (.47)
                                -------     -------     -------     -------   -------   -------   -------            ------
Net asset value, end of
  period......................  $ 11.95     $ 11.70     $ 11.92     $ 11.72   $ 12.38   $ 11.69   $ 11.17          $  10.71
                                -------     -------     -------     -------   -------   -------   -------            ------
                                -------     -------     -------     -------   -------   -------   -------            ------
TOTAL RETURN(d):..............     7.92%       4.02%       7.59%      (0.01)%   12.12%    11.26%    11.06%             2.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................  $50,977     $49,851     $51,132     $ 4,749   $ 4,647   $ 2,095   $   923          $    462
Average net assets (000)......  $51,641     $51,205     $29,904     $ 4,733   $ 2,904   $ 1,289   $   615          $    289
Ratios to average net assets:
  Expenses, including
   distribution fee...........      .80%(b)     .80%(b)     .83%(b)     .84%      .84%      .81%      .93%              .96%(c)
  Expenses, excluding
   distribution fee...........      .70%(b)     .70%(b)     .73%(b)     .74%      .74%      .71%      .83%              .86%(c)
  Net investment income.......     5.37%(b)    5.27%(b)    5.50%(b)    5.45%     5.73%     6.34%     6.34%             6.51%(c)
Portfolio turnover rate.......       22%         35%         38%         20%       28%       37%       37%               24%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Net of management fee waiver.

   (c)  Annualized.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                      CLASS B
                      -------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED AUGUST 31,
                      -------------------------------------------------------------------------------------------------------
                       1997        1996        1995        1994      1993      1992      1991      1990     1989 (b)   1988
                      -------     -------     -------     -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year..............  $ 11.71     $ 11.93     $ 11.73     $ 12.38   $ 11.70   $ 11.18   $ 10.71   $ 10.85   $10.53    $ 10.89
                      -------     -------     -------     -------   -------   -------   -------   -------   -------   -------

INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............      .59(a)      .58(a)      .60(a)      .61       .65       .65       .65       .66      .67        .71
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......      .27        (.15)        .20        (.65)      .68       .52       .47      (.14)     .32       (.36)
                      -------     -------     -------     -------   -------   -------   -------   -------   -------   -------
Total from
  investment
  operations........      .86         .43         .80        (.04)     1.33      1.17      1.12       .52      .99        .35
                      -------     -------     -------     -------   -------   -------   -------   -------   -------   -------

LESS DISTRIBUTIONS
Dividends from net
  investment
  income............     (.59)       (.58)       (.60)       (.61)     (.65)     (.65)     (.65)     (.66)    (.67)      (.71)
Distributions in
  excess of net
  investment
  income............       --(d)       --          --          --        --        --        --        --       --         --
Distributions from
  net realized
  gains.............     (.02)       (.07)         --          --        --        --        --        --       --         --
                      -------     -------     -------     -------   -------   -------   -------   -------   -------   -------
Total
  distributions.....     (.61)       (.65)       (.60)       (.61)     (.65)     (.65)     (.65)     (.66)    (.67)      (.71)
                      -------     -------     -------     -------   -------   -------   -------   -------   -------   -------
Net asset value, end
  of year...........  $ 11.96     $ 11.71     $ 11.93     $ 11.73   $ 12.38   $ 11.70   $ 11.18   $ 10.71   $10.85    $ 10.53
                      -------     -------     -------     -------   -------   -------   -------   -------   -------   -------
                      -------     -------     -------     -------   -------   -------   -------   -------   -------   -------

TOTAL RETURN(c):....     7.49%       3.61%       7.16%      (0.33)%   11.58%    10.79%    10.74%     4.87%    9.68%      3.52%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  year (000)........  $40,770     $50,998     $62,805     $118,270  $121,937  $102,199  $92,572   $89,183   $87,426   $73,972
Average net assets
  (000).............  $45,503     $57,909     $85,410     $121,365  $110,053  $96,178   $90,437   $89,302   $81,613   $72,333
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............     1.20%(a)    1.20%(a)    1.22%(a)    1.24%     1.24%     1.21%     1.33%     1.32%    1.32%      1.24%
  Expenses,
   excluding
   distribution
   fee..............      .70%(a)     .70%(a)     .72%(a)     .74%      .74%      .71%      .83%      .84%     .84%       .75%
  Net investment
   income...........     4.97%(a)    4.87%(a)    5.27%(a)    5.05%     5.33%     5.73%     5.94%     6.08%    6.17%      6.79%
Portfolio turnover
  rate..............       22%         35%         38%         20%       28%       37%       37%       24%      41%       127%

-----------------

   (a)  Net of management fee waiver.

   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

   (d)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                                            AUGUST 1,
                                                                          YEAR ENDED                         1994 (a)
                                                                          AUGUST 31,                         THROUGH
                                                              -----------------------------------           AUGUST 31,
                                                               1997          1996          1995                1994
                                                              -------       -------       -------       ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 11.71       $ 11.93       $ 11.73               $   11.75
                                                              -------       -------       -------                  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................      .56(b)        .55(b)        .57(b)                  .05
Net realized and unrealized gain (loss) on investment
  transactions..............................................      .27          (.15)          .20                    (.02)
                                                              -------       -------       -------                  ------
Total from investment operations............................      .83           .40           .77                     .03
                                                              -------       -------       -------                  ------
LESS DISTRIBUTIONS
Dividends from net investment income........................     (.56)         (.55)         (.57)                   (.05)
Distributions in excess of net investment income............       --(e)         --            --                      --
Distributions from net realized gains.......................     (.02)         (.07)           --                      --
                                                              -------       -------       -------                  ------
Total distributions.........................................     (.58)         (.62)         (.57)                   (.05)
                                                              -------       -------       -------                  ------
Net asset value, end of period..............................  $ 11.96       $ 11.71       $ 11.93               $   11.73
                                                              -------       -------       -------                  ------
                                                              -------       -------       -------                  ------
TOTAL RETURN(d):............................................     7.22%         3.36%         6.89%                   0.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................  $    71       $    44       $   126               $       5
Average net assets (000)....................................  $    57       $    97       $    61               $       2
Ratios to average net assets:
  Expenses, including distribution fee......................     1.45%(b)      1.45%(b)      1.49%(b)                2.28%(c)
  Expenses, excluding distribution fee......................      .70%(b)       .70%(b)       .74%(b)                1.53%(c)
  Net investment income.....................................     4.72%(b)      4.62%(b)      4.76%(b)                4.73%(c)
Portfolio turnover rate.....................................       22%           35%           38%                     20%

------------
  (a)  Commencement of offering of Class C shares.

  (b)  Net of management fee waiver.

  (c)  Annualized.

  (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

  (e)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE OHIO SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM OHIO STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN OHIO STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM OHIO STATE AND FEDERAL INCOME TAXES (OHIO OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Ohio law, dividends paid by the Series are exempt from Ohio personal income tax and municipal and school district income taxes in Ohio for resident individuals to the extent they are properly attributable to interest payments on Ohio Obligations. Ohio Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.


  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.



  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN OHIO OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN OHIO OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.



  During the year ended August 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                   PERCENTAGE OF
RATINGS          TOTAL INVESTMENTS
---------------  -----------------
AAA/Aaa                62.93%
AA/Aa                  10.46%
A/A                     9.62%
BBB/Baa                 8.30%
BB/Ba                   0.09%
Unrated
  AAA/Aaa               1.14%
  AA/Aa                 0.00%
  A/A                   0.76%
  BBB/Baa               6.49%
  BB/Ba                 0.12%
  B/B                   0.09%



  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  The Series may purchase Ohio Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Ohio Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.


  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN OHIO OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Ohio State and federal income taxes or the Series will have at least 80% of its total assets invested in Ohio Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Ohio Obligations or may invest its assets so that more than 20% of the income is subject to Ohio State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON OHIO OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Ohio Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.


  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' net asset value. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.

  FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (i) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (ii) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.



  SPECIAL CONSIDERATIONS



  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN OHIO OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM OHIO OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF OHIO OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Ohio has encountered financial difficulties over some prior years. While Ohio has faced revenue shortfalls, the State has acted promptly in addressing budgetary shortfalls with spending reductions and by tax adjustments. The State's 1994-95 biennium ended June 30, 1995 with a General Revenue Fund (GRF) ending balance of $928 million, of which $535.2 million was transferred into the State's Budget Stabilization Fund (BSF), a cash and budgetary management fund (which had a September 26, 1997 balance of over $862 million). In accordance with the GRF Appropriations Act for the 1996-97 biennium passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor, the significant June 30, 1995 GRF balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to other funds, including the BSF, school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund. All necessary GRF appropriations for State debt service and lease rental payments then projected for the 1996-97 biennium were included in that appropriations act. Fiscal years 1996 and 1997 proved to be another biennium of positive results for the GRF, with a biennium-end fund balance of $862 million. If either Ohio or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .80%, 1.20% and 1.45% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid PIFM a management fee of
 .45 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.


  The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. Mr. Smith has managed the portfolio since 1991 and has been employed by PIC in various capacities since 1988.


  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS


  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. Effective September 1, 1997, PIFM discontinued its waiver of 10% of its management fee. See "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1998.

  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY
NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1998. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1997, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.



  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Ohio law, dividends paid by the Series are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio to the extent such dividends are properly attributable to interest payments on Ohio Obligations, provided that the Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Series consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions, or similar obligations of other states or their subdivisions. Subject to the same regulated investment company and 50% requirements, dividends paid by the Series are also excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are either excluded from gross income for federal income tax purposes or are properly attributable to interest payments on Ohio Obligations.



  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state and local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class will bear its own distribution charges, generally resulting in lower dividends for the Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The

Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES,

P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B or Class C shares).


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (Ohio Series), Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12b-1 FEES
                                                     (AS A % OF AVERAGE
                        SALES CHARGE                  DAILY NET ASSETS)               OTHER INFORMATION
           ---------------------------------------  ---------------------  ---------------------------------------
CLASS A..  Maximum initial sales charge of 3% of    .30 of 1% (currently   Initial sales charge waived or reduced
           the public offering price                being charged at a     for certain purchases
                                                    rate of .10 of 1%)

CLASS B..  Maximum contingent deferred sales        .50 of 1%              Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                           approximately seven years after
           the amount invested or the redemption                           purchase
           proceeds; declines to zero after six
           years

CLASS C    Maximum CDSC of 1% of the lesser of the  1% (currently being    Shares do not convert to another class
           amount invested or the redemption        charged at a rate of
           proceeds on redemptions made within one  .75 of 1%)
           year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                                                      DEALER
                           SALES CHARGE AS    SALES CHARGE AS     CONCESSION AS
                            PERCENTAGE OF      PERCENTAGE OF      PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
-------------------------  ----------------   ----------------   ----------------
Less than $99,999                     3.00%              3.09%              3.00%
$100,000 to $249,999                  2.50               2.56               2.50
$250,000 to $499,999                  1.50               1.52               1.50
$500,000 to $999,999                  1.00               1.01               1.00
$1,000,000 and above                  None               None               None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.


  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Savings Accumulation Plans of the company's employees. The Program is available only to employees who open a Savings Accumulation Plan account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.



  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.


  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.


  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO

THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares" If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the

CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption. See "Distributions and Tax Information" in the Statement of Additional Information.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.


  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                 OF DOLLARS INVESTED OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     -------------------------
          First.........................                    5.0       %
          Second........................                    4.0
          Third.........................                    3.0
          Fourth........................                    2.0
          Fifth.........................                    1.0
          Sixth.........................                    1.0
          Seventh.......................                   None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased to $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.



  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distribtutions,
(2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS



MOODY'S INVESTORS SERVICE



BOND RATINGS



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.



  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



SHORT-TERM RATINGS



  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.



  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.



  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SHORT-TERM DEBT RATINGS



  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.



  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.



  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.



  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



BOND RATINGS



  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



COMMERCIAL PAPER RATINGS



  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MUNICIPAL NOTES



  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.

- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                             PAGE
                                             -----
FUND HIGHLIGHTS.........................        2
  What are the Series' Risk Factors and
   Special Characteristics?.............        2
FUND EXPENSES...........................        4
FINANCIAL HIGHLIGHTS....................        5
HOW THE FUND INVESTS....................        8
  Investment Objective and Policies.....        8
  Other Investments and Policies........       13
  Investment Restrictions...............       14
HOW THE FUND IS MANAGED.................       14
  Manager...............................       14
  Distributor...........................       15
  Portfolio Transactions................       17
  Custodian and Transfer and Dividend
   Disbursing Agent.....................       17
HOW THE FUND VALUES ITS SHARES..........       17
HOW THE FUND CALCULATES PERFORMANCE.....       18
TAXES, DIVIDENDS AND DISTRIBUTIONS......       18
GENERAL INFORMATION.....................       20
  Description of Shares.................       20
  Additional Information................       21
SHAREHOLDER GUIDE.......................       21
  How to Buy Shares of the Fund.........       21
  Alternative Purchase Plan.............       22
  How to Sell Your Shares...............       25
  Conversion Feature--Class B Shares....       28
  How to Exchange Your Shares...........       29
  Shareholder Services..................       30
DESCRIPTION OF SECURITY RATINGS.........      A-1
THE PRUDENTIAL MUTUAL FUND FAMILY.......      B-1


-------------------------------------------

MF123A                                    44404FM

                                       Class A:    74435M-83-8
                        CUSIP Nos.:    Class B:    74435M-84-6
                                       Class C:    74435M-49-9

                     PRUDENTIAL
                     MUNICIPAL
                     SERIES FUND
                     ----------------------------------------

                     OHIO SERIES


                     PROSPECTUS
                     October 30, 1997
                     www.prudential.com


                     [LOGO] Prudential
                           Investments

PRUDENTIAL MUNICIPAL SERIES FUND
(PENNSYLVANIA SERIES)
--------------------------------------------------------------------------------


PROSPECTUS DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) (Pennsylvania Series) (the Series) is one of thirteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Pennsylvania personal income tax and federal income tax consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested primarily in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. The Series, may, however, also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Pennsylvania Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in thirteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Pennsylvania Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Pennsylvania municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Commonwealth of Pennsylvania personal income tax and federal income tax (Pennsylvania Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?



    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Pennsylvania Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Pennsylvania Obligations. See "How the Fund Invests--Investment Objective and Policies-- Special Considerations" at page 13. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at Page 11. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 16.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 31.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:
                    Sold with an initial sales charge of up to 3% of the offering price.

     - Class B Shares:
                    Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:
                    Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


    See "Shareholder Guide--Alternative Purchase Plan" at page 24.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide-- How to Sell Your Shares" at page 26.



  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?



    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES
                             (PENNSYLVANIA SERIES)

                                          CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                         -----------------  -----------------  -----------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...................         3%                None               None
    Maximum Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)...............        None         5% during the      1% on redemptions
                                                            first year,        made within one
                                                            decreasing by 1%   year of purchase
                                                            annually to 1% in
                                                            the fifth and
                                                            sixth years and
                                                            0% the seventh
                                                            year*
    Maximum Sales Load Imposed on
     Reinvested Dividends..............        None               None               None
    Redemption Fees....................        None               None               None
    Exchange Fee.......................        None               None               None


                                          CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                         -----------------   -----------------   -----------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees....................         .50%                .50%                .50%
    12b-1 Fees (After Reduction).......         .10++               .50                 .75++
    Other Expenses.....................         .17                 .17                 .17
                                              -----              ------              ------
    Total Fund Operating Expenses (and
     After Reduction)..................         .77                1.17                1.42
                                              -----              ------              ------
                                              -----              ------              ------



                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                             ------  -------  -------  --------
EXAMPLE
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
    Class A................................................     38       54       72       123
    Class B................................................     62       67       74       126
    Class C................................................     24       45       78       170
You would pay the following expenses on the same
  investment, assuming no redemption:
    Class A................................................     38       54       72       123
    Class B................................................     12       37       64       126
    Class C................................................     14       45       78       170



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A
   REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."


** The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%). See "How the Fund is Managed--Manger--Fee Waivers."


+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1998. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be .92% and 1.62%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                         CLASS A
                                ------------------------------------------------------------------------------------------
                                                                                                              JANUARY 22,
                                                                                                                1990 (a)
                                                          YEAR ENDED AUGUST 31,                                 THROUGH
                                -------------------------------------------------------------------------      AUGUST 31,
                                 1997        1996        1995        1994        1993     1992     1991           1990
                                -------     -------     -------     -------     -------  -------  -------     ------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................  $ 10.49     $ 10.55     $ 10.42     $ 11.21     $ 10.55  $  9.96  $  9.60        $ 9.83
                                -------     -------     -------     -------     -------  -------  -------        ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........      .59         .59(c)      .60(c)      .59         .62      .62      .62(c)        .38(c)
Net realized and unrealized
  gain (loss) on investment
  transactions................      .33        (.06)        .13        (.68)        .70      .59      .39          (.23)
                                -------     -------     -------     -------     -------  -------  -------        ------
Total from investment
  operations..................      .92         .53         .73        (.09)       1.32     1.21     1.01           .15
                                -------     -------     -------     -------     -------  -------  -------        ------
LESS DISTRIBUTIONS
Dividends from net investment
  income......................     (.59)       (.59)       (.60)       (.59)       (.62)    (.62)    (.62)         (.38)
Distribution in excess of net
  investment income...........     --(e)         --          --          --          --       --       --            --
Distributions from net
  realized gains..............     (.09)         --          --        (.11)       (.04)      --     (.03)           --
                                -------     -------     -------     -------     -------  -------  -------        ------
Total distributions...........     (.68)       (.59)       (.60)       (.70)       (.66)    (.62)    (.65)         (.38)
                                -------     -------     -------     -------     -------  -------  -------        ------
Net asset value, end of
  period......................  $ 10.73     $ 10.49     $ 10.55     $ 10.42     $ 11.21  $ 10.55  $  9.96        $ 9.60
                                -------     -------     -------     -------     -------  -------  -------        ------
                                -------     -------     -------     -------     -------  -------  -------        ------
TOTAL RETURN (d):.............     9.01%       5.08%       7.35%       (.82)%     12.86%   12.44%   10.82%         1.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................  $89,604     $69,659     $50,696     $10,651     $ 9,342  $ 5,908  $ 3,521        $1,823
Average net assets (000)......  $83,552     $59,995     $30,092     $10,315     $ 7,354  $ 4,439  $ 2,366        $  977
Ratios to average net assets:
  Expenses, including
   distribution fee...........      .72%(c)     .75%(c)     .80%(c)     .75%        .78%     .81%     .83%(c)       .78%(b)(c)
  Expenses, excluding
   distribution fee...........      .62%(c)     .65%(c)     .70%(c)     .65%        .68%     .71%     .74%(c)       .68%(b)(c)
  Net investment income.......     5.60%(c)    5.56%(c)    5.76%(c)    5.52%       5.69%    5.99%    6.32%(c)      6.51%(b)(c)
Portfolio turnover rate.......       21%         26%         19%         22%         13%      25%      62%           37%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c)  Net of expense subsidy/management fee waiver.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                            CLASS B
                                     --------------------------------------------------------------------------------------
                                                                     YEAR ENDED AUGUST 31,
                                     --------------------------------------------------------------------------------------
                                       1997         1996         1995         1994         1993         1992         1991
                                     --------     --------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period........................     $  10.49     $  10.55     $  10.42     $  11.21     $  10.54     $   9.96     $   9.60
                                     --------     --------     --------     --------     --------     --------     --------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income...........          .55(a)       .55(a)       .56(a)       .55          .57          .58          .58(a)
Net realized and unrealized gain
  (loss) on investment
  transactions..................          .32         (.06)         .13         (.68)         .71          .58          .39
                                     --------     --------     --------     --------     --------     --------     --------
    Total from investment
     operations.................          .87          .49          .69         (.13)        1.28         1.16          .97
                                     --------     --------     --------     --------     --------     --------     --------

LESS DISTRIBUTIONS
Dividends from net investment
  income........................         (.55)        (.55)        (.56)        (.55)        (.57)        (.58)        (.58)
Distributions in excess of net
  investment income.............         --(f)          --           --           --           --           --           --
Distributions from net realized
  gains.........................         (.09)          --           --         (.11)        (.04)          --         (.03)
                                     --------     --------     --------     --------     --------     --------     --------
    Total distributions.........         (.64)        (.55)        (.56)        (.66)        (.61)        (.58)        (.61)
                                     --------     --------     --------     --------     --------     --------     --------
Net asset value, end of
  period........................     $  10.72     $  10.49     $  10.55     $  10.42     $  11.21     $  10.54     $   9.96
                                     --------     --------     --------     --------     --------     --------     --------
                                     --------     --------     --------     --------     --------     --------     --------

TOTAL RETURN (c):...............         8.58%        4.66%        6.92%       (1.22)%      12.54%       11.92%       10.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).........................     $135,275     $167,809     $202,633     $257,732     $263,752     $206,028     $170,162
Average net assets (000)........     $148,394     $189,902     $223,082     $266,594     $229,955     $186,113     $146,591
Ratios to average net assets:
  Expenses, including
   distribution fee.............         1.12%(a)     1.15%(a)     1.17%(a)     1.15%        1.18%        1.21%        1.23%(a)
  Expenses, excluding
   distribution fee.............          .62%(a)      .65%(a)      .67%(a)      .65%         .68%         .71%         .74%(a)
  Net investment income.........         5.20%(a)     5.16%(a)     5.44%(a)     5.11%        5.29%        5.59%        5.94%(a)
Portfolio turnover rate.........           21%          26%          19%          22%          13%          25%          62%

                                                    CLASS B
                                     --------------------------------------      APRIL 3,
                                                                                 1987(d)
                                             YEAR ENDED AUGUST 31,               THROUGH
                                     --------------------------------------     AUGUST 31,
                                       1990         1989 (b)         1988          1987
                                     ---------      ---------      --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period........................     $    9.81      $   9.47       $   9.73      $ 10.00
                                     ---------      ---------      --------     ----------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income...........           .61(a)        .65(a)         .67(a)       .26(a)
Net realized and unrealized gain
  (loss) on investment
  transactions..................          (.21)          .34           (.26)        (.27)
                                     ---------      ---------      --------     ----------
    Total from investment
     operations.................           .40           .99            .41         (.01)
                                     ---------      ---------      --------     ----------
LESS DISTRIBUTIONS
Dividends from net investment
  income........................          (.61)         (.65)          (.67)        (.26)
Distributions in excess of net
  investment income.............            --            --             --           --
Distributions from net realized
  gains.........................            --            --             --           --
                                     ---------      ---------      --------     ----------
    Total distributions.........          (.61)         (.65)          (.67)        (.26)
                                     ---------      ---------      --------     ----------
Net asset value, end of
  period........................     $    9.60      $   9.81       $   9.47      $  9.73
                                     ---------      ---------      --------     ----------
                                     ---------      ---------      --------     ----------
TOTAL RETURN (c):...............          4.08%        10.75%          4.53%       (0.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).........................     $ 150,824      $118,280       $ 52,503      $16,340
Average net assets (000)........     $ 141,183      $ 86,496       $ 35,700      $ 4,403
Ratios to average net assets:
  Expenses, including
   distribution fee.............          1.02%(a)       .77%(a)        .53%(a)        0%(a)(e)
  Expenses, excluding
   distribution fee.............           .53%(a)       .29%(a)        .06%(a)        0%(a)(e)
  Net investment income.........          6.05%(a)      6.27%(a)       6.66%(a)     5.54%(a)(e)
Portfolio turnover rate.........            37%           11%           137%          42%

--------------------

    (a)  Net of expense subsidy/management fee waiver.

    (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

    (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

    (d)  Commencement of offering of Class B shares.

    (e)  Annualized.

    (f)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)

  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                 CLASS C
                                               -------------------------------------------
                                                                                AUGUST 1,
                                                                                 1994 (a)
                                                  YEAR ENDED AUGUST 31,          THROUGH
                                               ----------------------------     AUGUST 31,
                                                1997       1996       1995         1994
                                               ------     ------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........  $10.49     $10.55     $10.42       $10.44
                                               ------     ------     ------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................     .52(d)     .52(d)     .53(d)       .04
Net realized and unrealized gain (loss) on
  investment transactions....................     .32       (.06)       .13         (.02)
                                               ------     ------     ------     ----------
    Total from investment operations.........     .84        .46        .66          .02
                                               ------     ------     ------     ----------
LESS DISTRIBUTIONS
Dividends from net investment income.........    (.52)      (.52)      (.53)        (.04)
Distributions in excess of net investment
  income.....................................    --(e)        --         --           --
Distributions from net realized gains........    (.09)        --         --           --
                                               ------     ------     ------     ----------
    Total distributions......................    (.61)      (.52)      (.53)        (.04)
                                               ------     ------     ------     ----------
Net asset value, end of period...............  $10.72     $10.49     $10.55       $10.42
                                               ------     ------     ------     ----------
                                               ------     ------     ------     ----------
TOTAL RETURN (c):............................    8.31%      4.41%      6.65%         .14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............  $  471     $  829     $  336       $   90
Average net assets (000).....................  $  678     $  704     $  223       $    1
Ratios to average net assets:
  Expenses, including distribution fee.......    1.37%(d)   1.40%(d)   1.44%(d)     2.00%(b)
  Expenses, excluding distribution fee.......     .62%(d)    .65%(d)    .69%(d)     1.25%(b)
  Net investment income......................    4.95%(d)   4.91%(d)   5.14%(d)     8.51%(b)
Portfolio turnover rate......................      21%        26%        19%          22%

---------------
   (a)  Commencement of offering of Class C shares.
   (b)  Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
   (d)  Net of management fee waiver.
   (e)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THIRTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE PENNSYLVANIA SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN PENNSYLVANIA, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS OR GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX (PENNSYLVANIA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Pennsylvania law, dividends paid by the Series are exempt from Pennsylvania personal income tax for resident individuals to the extent they are derived from interest payments on Pennsylvania Obligations. Pennsylvania Obligations could include general obligation bonds of the Commonwealth, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds, the interest on which is exempt, in the opinion of bond counsel to the issuer, from Pennsylvania personal income taxes. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.


  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter bond prices and the Series' net asset value will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.


  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.


  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.



  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN PENNSYLVANIA OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.



  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN PENNSYLVANIA OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the high rating categories but also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:



                   PERCENTAGE OF
RATINGS          TOTAL INVESTMENTS
---------------  -----------------
AAA/Aaa                48.14
AA/Aa                   7.92
A/A                    15.36
BBB/Baa                18.24
BB/Ba                   0.43
B/B                     0.00
Unrated
  AAA/Aaa               2.23
  AA/Aa                 0.00
  A/A                   0.95
  BBB/Baa               5.49
  BB/Ba                 1.24
  B/B                   0.00



  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.



  The Series may purchase Pennsylvania Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Pennsylvania Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline.



  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN PENNSYLVANIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Pennsylvania personal income taxes and federal income taxes or the Series will have at least 80% of its total assets invested in Pennsylvania Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position or when there is a scarcity of bonds exempt from Pennsylvania tax, the Series may invest more than 20% of the value of its assets in debt securities other than Pennsylvania Obligations or may invest its assets so that more than 20% of the income is subject to Pennsylvania or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON PENNSYLVANIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Pennsylvania Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.


  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.



  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' net asset value. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.



  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.


FUTURES CONTRACTS AND OPTIONS THEREON


  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the
CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

SPECIAL CONSIDERATIONS

  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN PENNSYLVANIA OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM PENNSYLVANIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY

AFFECTING ISSUERS OF PENNSYLVANIA OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN THESE ISSUERS TO THIS DEGREE. The Commonwealth of Pennsylvania was not immune to the problems of the Northeast as the national recession of the early 1990s reduced tax revenue growth contributing to budget shortfalls and reduced cash balances.



  For the five year period from fiscal 1992 through fiscal 1996, revenues and other sources, (determined on a "GAAP" basis) increased by an average annual rate of 4.6%. Intergovernmental revenues increased by an average annual rate of 13.2% due, in part, to an accounting change. Tax revenues during this period increased an average of 2.5% as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained growth of tax revenues. The tax reduction measures followed a $2.7 billion tax increase adopted for the 1992 fiscal year.



  Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at an average annual rate of 6.0% led by increases of 14.2% for protection of persons and property program costs. The costs of a prison expansion program and other correctional program expenses are responsible for the large percentage increase. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6% increase for public health and welfare costs for the five year period.



  Fiscal 1996 expenditures exceeded revenues and lapses by $253.2 million. Commonwealth revenues during fiscal 1997 (prior to tax refunds) totaled $17,320.6 million. Expenditures for Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million, $3.6% totaling a surplus of $314 million. The enacted fiscal 1998 budget provides for expenditures from Commonwealth revenues (excluding pooled financing expenditures) of $17,166.4 million, an increase of 0.6% over appropriated amounts from Commonwealth revenues for fiscal 1997. Pennsylvania's general obligation bonds are currently rated Aa3 by Moody's Investors Services. If either Pennsylvania or any of its local government entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .72%, 1.12% and 1.37% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as limited liability company. It is the successor to Prudential Investments Fund Management LLC, which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid PIFM a management fee of .45 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1988.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


FEE WAIVERS


  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. Effective September 1, 1997, PIFM discontinued its waiver of 10% of its management fee. See "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net asset value of the Class A shares for the fiscal year ending August 31, 1998.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY
NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1998. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1997, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.


  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS


  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders for federal income tax purposes provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."



  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of any individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service. Shareholders should consult their own tax advisers regarding the taxability of such conversions and exchanges for State and local tax purposes.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under Pennsylvania law, dividends paid by the Series are exempt from Pennsylvania income tax for individuals who are subject to Pennsylvania personal income tax to the extent such dividends are derived from interest payments on Pennsylvania Obligations.

  Dividends paid by the Series are also exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such dividends are derived from interest payments on Pennsylvania Obligations or to the extent such dividends are designated as capital gain dividends for federal income tax purposes.

  Shares of the Series will be exempt from Pennsylvania county personal property taxes to the extent the Series' portfolio securities consist of Pennsylvania Obligations on the annual assessment date.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.



  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.



DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for the Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money

Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund (Pennsylvania Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B or Class C shares).


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (Pennsylvania Series), Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                        (AS A % OF AVERAGE DAILY
                        SALES CHARGE                           NET ASSETS)                        OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1% (currently being charged    Initial sales charge waived or
             of the public offering price          at a rate of .10 of 1%)               reduced for certain purchases
CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years
CLASS C      Maximum CDSC of 1% the lesser of      1% (currently being charged at a      Shares do not convert to another
             the amount invested or the            rate of .75 of 1%)                    class
             redemption proceeds on redemptions
             made within one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50%
          $250,000 to $499,999           1.50              1.52               1.50%
          $500,000 to $999,999           1.00              1.01               1.00%
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.


  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Savings Accumulation Plans of the company's employees. The Program is available only to employees who open a Savings Accumulation Plan account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.


  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.


  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF

REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the

CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption. See "Distributions and Tax Information" in the Statement of Additional Information.


CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.


  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
                                              OF THE DOLLARS INVESTED
          YEAR SINCE PURCHASE                           OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     -------------------------
          First.........................                5.0%
          Second........................                4.0%
          Third.........................                3.0%
          Fourth........................                2.0%
          Fifth.........................                1.0%
          Sixth.........................                1.0%
          Seventh.......................               None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased on or prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.


  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.



  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS



MOODY'S INVESTORS SERVICE



BOND RATINGS



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.



  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



SHORT-TERM RATINGS



  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.



  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.



  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SHORT-TERM DEBT RATINGS



  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.



  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.



  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.



  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS GROUP



BOND RATINGS



  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



COMMERCIAL PAPER RATINGS



  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MUNICIPAL NOTES



  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Small-Cap Index Fund
    Prudential Bond Market Index Fund
    Prudential Pacific Index Fund
    Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income
        Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.

- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Series' Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Other Investments and Policies................        14
  Investment Restrictions.......................        15
HOW THE FUND IS MANAGED.........................        15
  Manager.......................................        15
  Distributor...................................        16
  Portfolio Transactions........................        18
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        18
HOW THE FUND VALUES ITS SHARES..................        18
HOW THE FUND CALCULATES PERFORMANCE.............        19
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        19
GENERAL INFORMATION.............................        21
  Description of Shares.........................        21
  Additional Information........................        22
SHAREHOLDER GUIDE...............................        23
  How to Buy Shares of the Fund.................        23
  Alternative Purchase Plan.....................        24
  How to Sell Your Shares.......................        26
  Conversion Feature--Class B Shares............        29
  How to Exchange Your Shares...................        30
  Shareholder Services..........................        31
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1


-------------------------------------------

MF132A                                       4440349

                                  Class A:    74435M-87-9
                   CUSIP Nos.:    Class B:    74435M-88-7
                                  Class C:    74435M-48-1

                     PRUDENTIAL MUNICIPAL SERIES FUND
                     (PENNSYLVANIA SERIES)


                     PROSPECTUS
                     OCTOBER 30, 1997
                     WWW.PRUDENTIAL.COM


                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND
------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 30, 1997


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) is an open-end, management investment company, or mutual fund, consisting of thirteen series--the Connecticut Money Market Series, the Florida Series, the Maryland Series, the Massachusetts Series, the Massachusetts Money Market Series, the Michigan Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series. The objective of each series, other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (collectively, the money market series), is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. The objective of the money market series is to seek to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. All of the series are diversified except the Florida Series and the money market series, other than the New York Money Market Series. There can be no assurance that any series' investment objective will be achieved. See "Investment Objectives and Policies."



The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated October 30, 1997, copies of which may be obtained from the Fund upon request.


--------------------------------------------------------------------------------


MF117B

                               TABLE OF CONTENTS


                                            CROSS-REFERENCES TO PAGES IN SERIES PROSPECTUSES
                                    -----------------------------------------------------------------
                                    CONNECTICUT                                MASSACHUSETTS
                                       MONEY                                       MONEY
                               PAGE   MARKET    FLORIDA MARYLAND MASSACHUSETTS    MARKET     MICHIGAN
                               ---- ----------- ------- -------- ------------- ------------- --------
Investment Objectives and
 Policies.....................  B-1          6       9        8            9             6         8
  In General..................  B-1         --      --       --           --            --        --
  Tax-Exempt Securities.......  B-3          6       9        8            9             6         8
  Special Considerations
   Regarding Investments in
   Tax-Exempt Securities......  B-4          9      14       13           14             9        13
  Additional Issuers.......... B-14         --      --       --           --            --        --
  Floating Rate and Variable
   Rate Securities............ B-16          7       9        8            9             7         8
  Put Options................. B-17          8      11       10           11             8        10
  Financial Futures Contracts
   and Options Thereon........ B-17         --      13       12           13            --        12
  When-Issued and Delayed
   Delivery Securities........ B-19          8      12       11           11             8        11
  Segregated Accounts......... B-20         --      --       --           --            --        --
  Portfolio Turnover.......... B-20         --      15       14           15            --        14
  Illiquid Securities......... B-21         10      15       14           15            10        14
  Repurchase Agreements....... B-21         10      15       14           14             9        14
Investment Restrictions....... B-22         10      16       15           15            10        14
Trustees and Officers......... B-23         10      16       15           15            10        15
Manager....................... B-28         11      16       15           16            10        15
Distributor................... B-30         11      17       16           16            11        16
Portfolio Transactions and
 Brokerage.................... B-35         13      19       18           18            12        17
Purchase and Redemption of
 Fund Shares.................. B-36         16      24       22           23            16        22
  Specimen Price Make-Up...... B-37         --      --       --           --            --        --
  Reduction and Waiver of
   Initial Sales
   Charges--Class A Shares.... B-37         --      27       25           26            --        25
  Waiver of the Contingent
   Deferred Sales
   Charge--Class B Shares..... B-39         --      30       28           30            --        28
  Quantity Discount--Class B
   Shares Purchased Prior to
   August 1, 1994............. B-39         --      --       29           30            --        29
Shareholder Investment
 Account...................... B-39         24      33       31           32            24        31
  Automatic Reinvestment of
   Dividends and/or
   Distributions.............. B-40         24      33       31           32            24        31
  Exchange Privilege.......... B-40         23      32       30           31            23        30
  Dollar Cost Averaging....... B-41         --      --       --           --            --        --
  Automatic Savings
   Accumulation Plan (ASAP)... B-42         25      33       31           32            24        31
  Systematic Withdrawal
   Plan....................... B-42         25      33       31           32            24        31
  How to Redeem Shares of the
   Money Market Series........ B-43         21      --       --           --            20        --
  Mutual Fund Programs........ B-44         --      --       --           --            --        --
Net Asset Value............... B-44         13      19       18           19            13        18
Performance Information....... B-45          6      19       18           19             6        18
Distributions and Tax
 Information.................. B-49         13      20       19           20            13        19
  Distributions............... B-49         15      22       21           21            14        21
  Federal Taxation............ B-50         13      20       19           20            13        19
  State Taxation.............. B-52         14      21       20           21            14        20
Organization and
 Capitalization............... B-59         15      23       21           22            15        21
Custodian, Transfer and
 Dividend Disbursing Agent and
 Independent Accountants...... B-60         13      19       18           18            12        18
Description of Tax-Exempt
 Security Ratings............. B-61         --     A-1      A-1          A-1            --       A-1
Financial Statements.......... B-63          5       5        5            5             5         5
Report of Independent
 Accountants.................. B-69         --      --       --           --            --        --
Appendix I....................  I-1         --      --       --           --            --        --
Appendix II................... II-1         --      --       --           --            --        --
Appendix III.................. III-1         --     --       --           --            --        --
Appendix IV................... IV-1         --      --       --           --            --        --

                                                     CROSS-REFERENCES TO PAGES IN SERIES PROSPECTUSES
                                              --------------------------------------------------------------
                                                     NEW JERSEY          NEW YORK
                                               NEW     MONEY              MONEY    NORTH
                                         PAGE JERSEY   MARKET   NEW YORK  MARKET  CAROLINA OHIO PENNSYLVANIA
                                         ---- ------ ---------- -------- -------- -------- ---- ------------
Investment Objectives and Policies......  B-1     9         6        9        6         8    8          8
  In General............................  B-1    --        --       --       --        --   --         --
  Tax-Exempt Securities.................  B-3     9         6        9        6         8    8          8
  Special Considerations Regarding
   Investments in Tax-Exempt
   Securities...........................  B-4    14         9       14        9        13   13         13
  Additional Issuers.................... B-14    --        --       --       --        --   --         --
  Floating Rate and Variable Rate
   Securities........................... B-16     9         7        9        7         8    8          8
  Put Options........................... B-17    11         8       11        8        10   10         10
  Financial Futures Contracts and
   Options Thereon...................... B-17    13        --       13       --        12   12         12
  When-Issued and Delayed Delivery
   Securities........................... B-19    12         8       12        8        11   10         11
  Segregated Accounts................... B-20    --        --       --       --        --   --
  Portfolio Turnover.................... B-20    15        --       15       --        14   14         15
  Illiquid Securities................... B-21    16        10       15       10        14   14         15
  Repurchase Agreements................. B-21    15         9       14        9        14   13         14
Investment Restrictions................. B-22    16        10       15       10        14   14         15
Trustees and Officers................... B-23    16        10       15       10        15   14         15
Manager................................. B-28    16        10       15       10        15   14         15
Distributor............................. B-30    17        11       16       11        16   15         16
Portfolio Transactions and Brokerage.... B-35    19        12       18       12        18   17         18
Purchase and Redemption of Fund
 Shares................................. B-36    24        16       23       16        22   21         23
  Specimen Price Make-Up................ B-37    --        --       --       --        --   --         --
  Reduction and Waiver of Initial Sales
   Charges--Class A Shares.............. B-37    27        --       26       --        25   24         25
  Waiver of the Contingent Deferred
   Sales Charge--Class B Shares......... B-39    30        --       29       --        28   28         29
  Quantity Discount--Class B Shares
   Purchased Prior to August 1, 1994.... B-39    31        --       30       --        29   28         29
Shareholder Investment Account.......... B-39    33        24       32       16        31   30         31
  Automatic Reinvestment of Dividends
   and/or Distributions................. B-40    33        24       32       24        31   30         31
  Exchange Privilege.................... B-40    32        23       31       23        30   29         30
  Dollar Cost Averaging................. B-41    --        --       --       --        --   --         --
  Automatic Savings Accumulation Plan
   (ASAP)............................... B-42    33        24       33       24        31   30         31
  Systematic Withdrawal Plan............ B-42    33        24       33       24        31   30         31
  How to Redeem Shares of the Money
   Market Series........................ B-43    --        20       --       21        --   --         --
  Mutual Fund Programs.................. B-44    --        --       --       --        --   --         --
Net Asset Value......................... B-44    19        12       19       12        18   17         18
Performance Information................. B-45    20         6       19        6        18   18         19
Distributions and Tax Information....... B-49    20        13       20       13        19   19         19
  Distributions......................... B-49    22        14       21       14        21   20         21
  Federal Taxation...................... B-50    20        13       20       13        19   18         19
  State Taxation........................ B-52    22        14       21       14        20   19         20
Organization and Capitalization......... B-59    23        15       22       15        21   20         21
Custodian, Transfer and Dividend
 Disbursing Agent and Independent
 Accountants............................ B-60    19        12       18       12        18   17         18
Description of Tax-Exempt Security
 Ratings................................ B-61   A-1        --      A-1       --       A-1  A-1        A-1
Financial Statements....................   B-     5         5        5        5         5    5          5
Report of Independent Accountants.......   B-    --        --       --       --        --   --         --
Appendix I..............................  I-1    --        --       --       --        --   --         --
Appendix II............................. II-1    --        --       --       --        --   --         --
Appendix III............................ III-1    --       --       --       --        --   --         --
Appendix IV............................. IV-1    --        --       --       --        --   --         --

                       INVESTMENT OBJECTIVES AND POLICIES


IN GENERAL


    Prudential Municipal Series Fund (the Fund), organized on May 18, 1984, is an open-end, management investment company consisting of thirteen separate series: the Connecticut Money Market Series, the Florida Series, the Maryland Series, the Massachusetts Series, the Massachusetts Money Market Series, the Michigan Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series. The investment objective of each series, other than the money market series, is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. Opportunities for capital gain may exist, for example, when securities are believed to be undervalued or when the likelihood of redemption by the issuer at a price above the purchase price indicates capital gain potential. The investment objective of each money market series is to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. All of the series are diversified except the Florida Series and the money market series, other than the New York Money Market Series. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, state or local income taxes.


    The investment objective of a series may not be changed without the approval of the holders of a majority of the outstanding voting securities of such series. A "majority of the outstanding voting securities" of a series when used in this Statement of Additional Information means the lesser of (i) 67% of the voting shares of a series represented at a meeting at which more than 50% of the outstanding voting shares of a series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of a series.


    Each series of the Fund, other than the money market series, will invest at least 70% of its total assets in "investment grade" tax-exempt securities which on the date of investment are rated within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes, and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The Florida Series, Maryland Series, Massachusetts Series, Michigan Series, New Jersey Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series each may invest up to 30% of its total assets in municipal obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. The money market series will invest in securities which, at the time of purchase, have a remaining maturity of thirteen months or less and are rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, by that rating organization). Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the headings "Description of Security Ratings" in each series' prospectus (other than the money market series) and "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P and other NRSROs represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

    Under normal market conditions, each series will attempt to invest substantially all and, as a matter of fundamental policy, will invest at least 80% of the value of its assets in securities the interest on which is exempt from state and federal income taxes or the series' assets will be invested so that at least 80% of the income will be exempt from state and federal income taxes, except that, as a matter of fundamental policy, during normal market conditions the Florida Series', the New Jersey Series' and the New Jersey Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in Florida Obligations (as defined in the Florida Series' Prospectus) and New Jersey Obligations (as defined in the New Jersey Series' and the New Jersey Money Market Series' Prospectuses), respectively, and except that, as a matter of fundamental policy, during normal market conditions the Connecticut Money Market Series' and the Massachusetts Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in municipal securities which pay income exempt from federal income taxes. These latter securities primarily will be Connecticut Obligations (as defined in the Connecticut Money Market Series' Prospectus) and Massachusetts Obligations (as defined in the Massachusetts Money Market Series' Prospectus), respectively, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Connecticut Obligations and Massachusetts Obligations, respectively, that also meet the Series' credit quality and average weighted maturity requirements, to purchase Connecticut Obligations and Massachusetts Obligations, respectively. Each series will continuously monitor the 80% tests to ensure that either the asset investment or the income test is met at all times, except for temporary defensive measures during abnormal market conditions.

    A series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments (other than those of the money market series) in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or S&P or another NRSRO or, if unrated, judged by the investment adviser to possess comparable creditworthiness; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances; and repurchase agreements with respect to any of the foregoing investments. The money market series may also invest in the taxable securities listed above, except that their debt securities, if rated, will be rated within the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer (or if only one such rating organization assigned a rating, by that rating organization). No series intends to invest more than 5% of its assets in any one of the foregoing taxable securities. A series may also hold its assets in other cash equivalents or in cash.


    Each series except for the Florida Series and the money market series, other than the New York Money Market Series, is classified as a "diversified" investment company under the Investment Company Act of 1940 (the Investment Company Act). This means that with respect to 75% of these series' assets, (1) no series may invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) no series may own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating these 5% or 10% ownership limitations, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" in the Prospectuses of the Florida Series and the money market series, other than the New York Money Market Series.



    Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a series may own so long as, with respect to 75% of the assets of each series other than the Florida Series and the money market series (except for the New York Money Market Series), it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers. Because of the relatively smaller number of issuers of investment-grade tax-exempt securities (or, in the case of the New York Money Market Series, high quality tax-exempt securities) in any one of these states, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss to a series should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.

    The Fund expects that a series will not invest more than 25% of its total assets in municipal obligations the source of revenue of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. A series may invest more than 25% of its total assets in municipal obligations of one or more of the following types: obligations of public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; obligations of state and local housing finance authorities; obligations of municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. Each of the foregoing types of investments might be subject to particular risks which, to the extent that a series is concentrated in such investments, could affect the value or liquidity of the series.


    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies,
(iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon,
(v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above, and (vi) except with respect to the Florida Series and the money market series, other than the New York Money Market Series, the series will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.


TAX-EXEMPT SECURITIES

    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

    TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.


    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.


    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

        1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

        2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

        3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

        4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.




SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES

    The following is a discussion of the general factors that might influence the ability of the issuers in the various states to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete.


    In August 1996, legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and leaves the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.

  CONNECTICUT


    Connecticut, which experienced very strong economic growth throughout the mid-to-late 1980s, is a wealthy state with one of the highest per capita income levels in the country. During Connecticut's period of strong growth, the State's personal income growth exceeded that of the United States, its per capita income was the highest in the nation, and the rate of unemployment was below the national average. Beginning in 1988, however, these trends began to reverse as the Northeast entered into a recession in advance of the rest of the nation. The recession in the Northeast was precipitated largely by major reductions in defense spending and by weaknesses in housing and office construction, banking and the insurance industry. As a result, personal income growth has slowed considerably and unemployment has risen significantly, although remaining somewhat below the national average at approximately 5.0%.



    Connecticut's economic difficulties resulted in severe fiscal stress, culminating in a General Fund deficit of $965 million at the close of fiscal year 1991, and the subsequent issuance of a like amount of Economic Recovery Notes, which are being repaid over a five-year period. In fiscal year 1992, the State acted to reduce the volatility of its budgetary operations by raising revenues, reducing expenditures and establishing a broader revenue base. Chief among these actions were (i) the implementation of a 4.5% personal income tax and (ii) the broadening of the sales tax base, which was coupled with a decrease in the sales tax rate from 8% to 6%. These actions, along with conservative revenue projections, permitted the State to achieve modest surpluses for fiscal years 1992 through 1996. A portion of such surplus was used to retire some of the outstanding Economic Recovery Notes issued to fund the cumulative deficit of fiscal year 1990-1991. As of August 1, 1997, only $157,055 of principal remained outstanding on the Economic Recovery Notes.



    The adopted budget for fiscal 1996-97 anticipates unrestricted General Fund revenues of $9,049.7 million and General Fund expenditures of $9,049.4 million, resulting in a projected surplus of $0.3 million. The State Comptroller's General Fund financial statements released August 1, 1997, however, estimate an operating surplus for fiscal year 1996-97 of $41.2 million.



    The adopted budget reflects implementation of significant tax changes aimed at increasing overall disposable income and encouraging economic expansion in the State. An additional phase down in the personal income tax rate was enacted in 1997, pursuant to which the tax rate on the first $15,000 of taxable income for joint filers is dropped 33% from 4.5% to 3% for the income year commencing January 1, 1998. To improve the business climate in the State and stimulate long-term job growth, legislation was also enacted to reduce Connecticut's corporate tax rate from the rate of 11.25% in 1995 to 7.5% by January 1, 2000 and to phase out corporate level tax on S corporations by the year 2001.



    The adopted 1996-1997 budget also reflects significant reductions in expenditures from current service levels. Some of these changes, which are expected to result in significant long-term savings to the State, including restructuring the General Assistance program to limit benefits, reform of the Aid to Families with Dependent Children program to place time limits on benefits, reduction of long-term care costs by creating a system of capitated rates, merging of mental health and substance abuse services, consolidating the State's mental health hospitals and moving the State toward a 40 hour work week for State employees.


  FLORIDA


    In 1980, Florida ranked seventh in population among the fifty states, having a population of 9.7 million people. The State has grown dramatically since 1980 and, as of April 1, 1996, Florida ranked fourth in the nation, with an estimated population of 14.4 million. The service sector is Florida's largest employment sector, currently accounting for 87% of total non-farm employment. Florida's manufacturing jobs exist in the high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. Since 1987, the job creation rate for the State is almost twice the nation's rate; however, in the nineties the trend was reversed until 1995 and 1996 when Florida's unemployment rate again tracked below the national average. The average rate of unemployment for Florida since 1987 is 6.2%, while the national average is also 6.2%.



    South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. The central and northern portions of the State are affected by problems in the agricultural sector, particularly in the citrus and sugar industries. Short-term adverse economic conditions may be experienced by the central and northern section of Florida, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. In addition, the State economy has historically been somewhat dependent on the tourism and construction industries and is therefore sensitive to trends in those sectors.



    Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. Estimated General Revenue plus Working Capital and Budget Stabilization funds available total $16,617.4 million for 1996-1997, an increase of 6.7% over revenues for 1995-1996. Estimated Revenue of $16,321.6 million for fiscal 1997-1998 represents an increase of 4.8% over 1996-1997.



    Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, and became effective in fiscal year 1995-96, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. State revenues are defined as taxes, licenses, fees and charges for services imposed by the Legislature as well as revenue from the sale of lottery tickets. Included among the categories of revenues which are exempt from the proposed revenue limitation are revenues pledged to State Bonds.



    Many factors, including national, economic, social and environmental policies and conditions, most of which are not within the control of the State or local government, could affect or adversely impact on the State's financial condition.


  MARYLAND


    Maryland, one of the wealthiest states in the nation, experienced rapid growth during the 1980s. Maryland's total personal income and per capita income outperformed the national averages until 1990. The economy is well diversified, with services, trade, and government, accounting for a large percentage of total employment. Due to Maryland's proximity to Washington, D.C., government employment plays an important role in the economy. Government employment has served to insulate the regional economy from more volatile economic swings, making the Maryland unemployment rate historically below the national average. For the same reason, Maryland employment may be more affected by federal layoffs or budget reductions than employment in other states.



    Maryland has generally been among the most heavily indebted of the states, although its position was more moderate with the inclusion of local debt, reflecting in part the State's assumption of school construction costs several years ago. The State, concerned over its debt levels, followed the recommendation of a debt affordability committee and restrained its borrowing. Resources have also expanded and ratios have stabilized. Capital borrowing plans are reasonable and designed not to increase debt levels substantially.



    During the three fiscal years from 1991 through 1993, the State's finances were severely affected by the national recession. Nevertheless, the State closed fiscal year 1993 with $10.5 million operating surplus on a budgetary basis and closed fiscal year 1994 with a $60 million operating surplus on a budgetary basis. On a GAAP basis, the State's General Fund moved from a deficit of $121.7 million as of June 30, 1993 to a positive balance of $113.9 million on June 30, 1994. Financial operations continued to improve in fiscal year 1995, with revenues exceeding estimate by $217 million and expenditures at $184 million above budget. Estimates for

1996 General Fund revenues were revised downward by $148 million, compared to projections made in the enacted budget; nevertheless, the State closed fiscal year 1996 with a General Fund balance on a budgetary basis of $13.1 million and $461.2 million in the Revenue Stabilization Account of the State Reserve Fund. The enacted 1997 budget held overall appropriations to slightly over 1996 levels, reflecting slowed revenue growth and absence of an appropriation to the now fully funded Revenue Stabilization Account of the State Reserve Fund. The State projects ending its fiscal year 1997 with a General Fund balance on a budgetary basis of $144.5 million and $490.4 million in the Revenue Stabilization Account of the State Reserve Fund.



    In April 1997 the General Assembly approved a $15.4 billion 1998 fiscal year budget. This budget (i) includes funds sufficient to meet all specific statutory funding requirements; (ii) incorporates the first year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased in fiscal year 2001); and (iii) includes the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million.



    The State and its various political subdivisions issue a number of different kinds of municipal obligations, including general obligation bonds supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals, universities and other private entities, and certificates of participation in tax-exempt municipal leases. These obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.



    There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on the financial condition of Maryland issuers generally, will not adversely affect the market value of Maryland Obligations held by the Maryland Series or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.


  MASSACHUSETTS


    Massachusetts is an urban, densely populated, and wealthy state with a fully developed industrial economy. Massachusetts' industrial economy has experienced a significant evolution in the last decade, shifting from textiles, leather products and heavy manufacturing into high technology and defense-related sectors, with concomitant growth in services, trade, mutual funds and communications related industries. Little affected by the national recession of the early 1980s, Massachusetts enjoyed unemployment rates among the lowest in the nation for the most of the decade. But, as the economy slowed, unemployment rates rose in 1988, 1989 and 1990. Unemployment climbed above the national figure to 9.0% in 1991, placing Massachusetts among those states with the highest unemployment rates in the nation. In May 1997, however, the unemployment rate was 4.0%, the lowest rate since June 1989 and below the national rate of 4.8%.



    The most recent recession had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal 1990. In order to regain fiscal solvency, the Commonwealth sold a total of $1.4 billion in dedicated tax bonds secured by a portion of the Commonwealth's income tax proceeds as well as the full faith and credit general obligation pledge of the Commonwealth. In addition, since 1990, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth, resulting in the achievement of budget surpluses each year from 1992-1996. Through June, fiscal 1997 tax collections totaled approximately $12.861 billion, an increase of approximately $812 million, or 6.7%, over fiscal 1996 and approximately $354 million higher than the most recent official estimates released by the Secretary of Administration and Finance on May 20, 1997. The fiscal 1998 budget provides for total appropriations of approximately $18.46 billion, a 3.8% increase over estimated fiscal 1997 expenditures.


    Proposition 2 1/2 is a property tax limitation initiative passed by Massachusetts voters in 1980. In general, Proposition 2 1/2 constrains the ability of cities and towns to raise property tax revenues. As property taxes are the only local source of revenue available, such tax limitation may lead to adverse financial consequences for some municipalities. Under Proposition 2 1/2, many cities and towns were required to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property. The Proposition limited the amount by which the total property taxes assessed by all cities and towns may increase from year to year. Many communities have responded to the limitations of Proposition 2 1/2 through statutorily permitted overrides and exclusions. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.


  MICHIGAN


    Michigan is a highly industrialized state with an economy principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. Legislation requires that the administration prepare two economic forecasts each year, which are presented each January and May of a given year. The State's economic forecast for 1997 and 1998 projects continued modest growth with a low and stable level of inflation. Personal income is projected to grow 5.1% in calendar 1997 and 4.9% in calendar 1998. Nationally, car and light truck sales are expected to remain unchanged in 1997 and 1998 from the 1996 level of 15.1 million units. The forecast assumes an inflation rate of 2.2% in 1997 and 2.6% in 1998, accompanied by steady interest rates.



    The State's forecast for the Michigan economy reflects the national outlook. Total wage and salary employment is projected to grow 1.6% in 1997 and 1.5% in 1998. This slight growth reflects the ongoing diversification of the Michigan economy. The unemployment rate is projected to be 5.0% in 1997 and 5.1% in 1998, placing Michigan below the national forecasted unemployment rate of 5.4%.



    The principal revenue sources for the State's General Fund are taxes from sales, personal income, single business, and excise taxes. Under the State Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services. The State's 1993 fiscal year marked a turning point in the financial condition of the State budget. Improvements in the Michigan economy have resulted in increased revenue collections, which, together with restraint on the expenditure side of the budget, produced General Fund surpluses of $81.9 million in fiscal 1995 and $196.5 million in fiscal 1996. General Fund revenue fell by 2.5% to $7,995.2 million in fiscal year 1995, principally due to the earmarking of $882 million in income tax revenue to Michigan's School Aid Fund. Fiscal year 1996 General Fund revenues are expected to be $8,396.7 million, an increase of 5.0% over the previous year. Fiscal year 1997 revenues are projected at $8,807.4 million, an increase over fiscal 1995-1996 of 5.6%.



    The State's forecasts and budget are built upon the assumption that the United States Congress and the President will develop a comprehensive agreement that will lead to a balanced budget within seven years. It further assumes that the Republican balanced budget plan approved by the U.S. Congress and vetoed by the President in December 1995 will be the basis of this federal balanced budget plan.


    The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income.


    Since 1994, Michigan has financed the principal portion of the costs of local public school operations as a State budget item, and has shifted the responsibility for financing such costs away from local school units. To provide funding for these additional State budget obligations, the Legislature has enacted a series of taxes and tax increases, and has exempted all property in the State from millages levied for local and intermediate school district operating purposes, other than millages levied for community colleges. These additional State revenues are included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

    Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that further economic difficulties will not adversely affect the market value of municipal obligations held in the portfolio of the Michigan Series or the ability of the respective obligors to make required payments on such obligations.

  NEW JERSEY


    New Jersey has a highly diversified economy. While once heavily dependent upon manufacturing, New Jersey's economy is now increasingly based on trade and services. The State fully participated in the national economic recovery and did not experience the brunt of the Northeast recession until much later than many other states. Although the early 1990s recession affected the New Jersey economy, the State's per capita income remains the second highest in the United States. The State's unemployment rate as of September 1997 was 5.4%, down from 6.2% during the same period last year, but still higher than the 4.9% national rate.



    The principal sources of State revenue are sales, corporate and personal income taxes. The Constitution of the State prohibits the expenditure of funds in excess of the State's revenues and reserves. Since the Constitution was adopted in 1947, New Jersey has always had a positive undesignated fund balance in its general fund at the end of each year.



    For the last five fiscal years, the State has resorted to a number of non-recurring revenues and expenditure deferrals to balance its budget. In addition, balancing the budget was made difficult by a tax revolt in the 1991 elections that resulted in a reduction of the sales tax by 1%, from 7% to 6%. A balanced budget was achieved by delaying a $1.1 billion contribution to the State employees' pension fund in 1995.



    In an extraordinary fiscal move, the State Legislature approved the issuance of a $2.8 billion dollar bond issue in June, 1997, to correct the deficit in the state pension plan, and pre-pay the State's contributions for the next few years.



    Two major bond rating services, Moody's and Standard & Poor's, initially warned that the bond issue could threaten the State's bond rating; however, both services rescinded that opinion before the bond issue was approved. Moody's Investors service reports that New Jersey's tax-supported debt has increased by 92% since 1994.



    The fiscal 1995 and 1996 ending balances were $966 million and $500 million, respectively. The State ended fiscal year 1997 with estimated undesignated balances of $700 million. The 1998 budget includes appropriations totaling $16.8 billion, up $800 million or 5% from fiscal year 1997.



    Pressures to increase spending arose from several sources. Plans to further privatize State services were put on hold to achieve a budget compromise. Most importantly, the State Supreme Court directed that an additional $250 million be appropriated for the public school system, to correct inequities which had arisen between wealthy and poor school districts.


  NEW YORK

    New York State is the third most populous state in the nation (behind California and Texas) and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. A declining proportion of the State's work force is engaged in manufacturing and an increasing proportion of its work force is engaged in service industries. This transition reflects a national trend. Historically, the State has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence.


    A nation-wide recession commenced in mid-1990. The downturn continued throughout the State's 1990-1991 fiscal year and was followed by a period of weak economic growth during the 1991 and 1992 calendar years. In 1993, the economy grew faster than in 1992, but at a very modest rate as compared to other recoveries. In contrast with the strength of the national economy in 1994 and into 1995, New York's economic recovery weakened by mid-1994. According to a consensus report of economic projections, in 1996, personal income, wages and employment increased over the prior year by approximately 5.3%, 6.4% and 0.6%, respectively, and forecasts include continued increases of approximately 5.4%, 6.0% and 0.8%, respectively, in 1997. Although personal income and wages continue to exceed national averages, the State's rate of job growth from 1992 to 1997 ranked 48th in the United States and the State's unemployment rate was above the national average for each of the years during the same period.



    According to a report by the State Comptroller, the State General Fund reported a $1.9 billion GAAP basis operating surplus for the fiscal year ended March 31, 1997, resulting in a reduction of the General Fund accumulated deficit to $995 million as of the fiscal year end. (The State's General Fund includes most tax receipts and supports most major categories of spending.) The General Fund accumulated deficit for the fiscal years ended March 31, 1993, 1994, 1995 and 1996 was $2.6 billion, $1.8 billion, $3.3 billion and $2.9 billion, respectively. According to the Comptroller, an operating surplus is projected for the fiscal year 1997-1998, notwithstanding a projected increase in General Fund spending of 5.2%. The enacted budget includes a significantly expanded program of tax reductions, most of which do not take effect until the fiscal year 1999-2000. There is no assurance that the State will not face substantial potential budget gaps in this or future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. The State, in addressing any potential budgetary imbalance, may need to take significant actions to align recurring receipts and disbursements in future fiscal years.


  NORTH CAROLINA

    The following discussion regarding the financial condition of the North Carolina State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Such information, and the following discussion regarding the economy of the State, are included for the purpose of providing information about general economic conditions that may or may not affect issuers of North Carolina obligations.


    The economic profile of North Carolina consists of a combination of industry, agriculture and tourism. The population of the State increased 13% between 1980 and 1990, from 5,895,195 to 6,656,810 as reported by the 1990 federal census and the State rose from twelfth to tenth in population. The State's estimate of population as of June 30, 1996 is 7,322,317. The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. As of December 1996, the State was reported to rank eleventh among the States in non-agricultural employment and eight in manufacturing employment. From 1980 to 1996, the State labor force increased by approximately 30% (from 2,855,200 to 3,718,000) and during the period 1985-1995, per capita income grew from $11,870 to $21,103, an increase of 77.8%. The seasonally adjusted unemployment rate in December 1996 was estimated to be 3.8% of the labor force, as compared with 5.3% nationwide.



    The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. In November 1996, the voters of the State approved a constitutional amendment giving the Governor the power to veto certain legislative matters, including budgetary matters.



    Since 1994, the State has had a budget surplus, in part as a result of new taxes and fees and spending reductions put into place in the early 1990s. In addition, the State, like the nation, has experienced economic recovery during the 1990s. The State budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation. The unreserved General Fund balance at June 30, 1996, the end of the 1995-96 fiscal year, was approximately $406 million, and the reserved balance of the General Fund was approximately $765 million.



    In 1995, the North Carolina General Assembly repealed, effective for taxable years beginning January 1, 1995, the tax levied on various forms of intangible personal property. The legislature provided specific appropriations to counties and municipalities from state revenues to replace the revenues those political subdivisions previously received from intangibles tax revenue. In addition, in the 1996 session the legislature reduced the corporate income tax rate from 7.75% to 6.9% (phased in over four years), reduced the food tax from 4% to 3%, and eliminated most privilege license taxes as of January 1, 1997. As a result of the comprehensive tax reductions, General Fund tax collections for 1995-96 grew by only 1.0% over 1994-95, as opposed to the 6.4% growth that would have occurred if such measures had not been taken.



    In the 1996-97 Budget prepared by the Office of State Budget and Management, it is projected that General Fund net revenues will increase 3% over 1995-96. This increase is expected to result primarily from growth in the North Carolina economy, despite a tax reduction package enacted by the Legislature during the 1996 legislative session. A preliminary report for 1996-97 net revenues indicates that the actual revenue growth over 1995-96 was approximately 8%.



    It is unclear what effect these developments at the State level may have on the value of the obligations in the North Carolina Series.



    The State is involved in certain litigation; however, none of the cases, in the reported opinion of the Department of the Treasurer, would have a material adverse effect on the State's ability to meet its obligations.


  OHIO


    Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.



    There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.



    While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.



    In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last six years the State rates were below the national rates (4.9% versus 5.4% in 1996). The unemployment rate and its effects vary among geographic areas of the State.



    The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.



    The GRF appropriations act for the 1997-98 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act.



    The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. ( An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)



    By fourteen constitutional amendments approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 26, 1997, $952 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($30.9 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($826.8 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resource purposes which may be outstanding at any one time ($94.2 million outstanding, with no more than $50 million to be issued in any one year).



    State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.



    Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has recently concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 1998) to permit time for responsive corrective actions. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one district), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one district), and $113.2 million for 12 districts in 1997 (including $90 million to one district for restructuring its prior loans).



    For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated. As of September 26, 1997, the 1996 school district "fiscal emergency" provision had been applied to five districts, and seven districts were on preliminary "fiscal watch" status.



    At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.


    The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits, failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000 plus debt incurred to repel invasion, suppress insurrection, or defend the State in war. The State is expressly precluded from assuming any local government debt or corporation debt, except for debt incurred to repel invasion, suppress insurrection, or defend the State in war.

    Although the State's revenue obligations or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties and the resulting impact on State and local governmental finances will not adversely affect the market value of municipal obligations held in the portfolio of the Ohio Series or the ability of the respective obligors to make required payments on or leases relating to such obligations.

  PENNSYLVANIA


    Pennsylvania has been historically identified as a heavy industry state, although, due to the decline of the steel, coal and railroad industries over the last thirty years, the Commonwealth's business environment has readjusted to reflect a more diversified industrial base. Currently, the major sources of growth in Pennsylvania are in the service sector, which includes trade, medical, and health services, education and financial institutions.



    The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.



    For the five year period from fiscal 1992 through fiscal 1996, revenues and other sources, (determined on a "GAAP" basis) increased by an average annual rate of 4.6%. Intergovernmental revenues increased by an average annual rate of 13.2% due, in part, to an accounting change. Tax revenues during this period increased an average of 2.5% as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained growth of tax revenues. The tax reduction measures followed a $2.7 billion tax increase adopted for the 1992 fiscal year.



    Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at an average annual rate of 6.0% led by increases of 14.2% for protection of persons and property program costs. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6% increase for public health and welfare costs for the five year period.



    The Fund balance as of June 30, 1996 totalled $635.2 million, a $547.7 million increase from the balance of $87.5 million on June 30, 1992.



    The fiscal 1996 unappropriated surplus (prior to transfer to the Tax Stabilization Reserve Fund) was $183.8 million, $65.5 million above estimate. Expenditures from revenues, including $113 million of supplemental appropriations (but excluding pooled financing expenditures) totalled $16,074.7 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437 million fiscal year adjusted beginning unappropriated surplus.



    Commonwealth revenues (prior to tax refunds) for fiscal 1996 increased by $113.9 million over the prior year to $16,338.5 million (representing a growth rate of 0.7%). Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated the tax changes enacted for the fiscal year reduced Commonwealth revenues by $283.4 million.



    For GAAP purposes, the fiscal 1996 fund balance was drawn down $53.1 million to $635.2 million. A planned drawdown of the budgetary unappropriated surplus during the fiscal year contributed to expenditures and other uses exceeding revenues and other sources by $28.0 million. As a result, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Expenditures and other uses increased by 8.6% for fiscal 1996. The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million to $591.4 million (prior to reserves for transfer to the Tax

Stabilization Reserve Fund) due mostly to the higher than estimated revenues and slightly lower expenditures than budgeted. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 (3.4 percent) above the estimate made at the time the budget was enacted.



    Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million and were close to the estimate made in February 1997 with the presentation of the Governor's fiscal 1998 budget request. Lapses of appropriation authority during the fiscal year totaled $200.6 million, some of which was used to support an additional $79.8 million in fiscal 1997 supplemental appropriations over the February 1997 estimate. Supplemental appropriations for fiscal 1997 totaled $169.3 million.



    The enacted fiscal 1998 budget reflects a 0.7 percent increase in revenues over actual fiscal 1997 revenues. Fiscal 1998 estimates for Commonwealth revenues are based on an economic forecast for national economic growth to slow through the remainder of calendar year 1997. A growth rate of just above 1.0 percent is anticipated to be maintained for the last two quarters of the fiscal year and result in a 1.2 percent growth rate in real gross domestic product for the second calendar quarter of 1998 over the second quarter of 1997. This anticipated rate of economic growth is a result of anticipated slowing of gains in consumer spending, business investment and residential housing. Inflation is projected to remain modest and the unemployment rate is expected to reach 6.0 percent by the second calendar quarter of 1998.



    The rate of anticipated growth of Commonwealth revenues is also affected by the enactment of tax reductions (estimated at $170.6 million) and tax revenue dedications effective for the 1998 fiscal year.



    Appropriations enacted for fiscal 1998 are 3.7 percent ($618 million) above appropriations enacted for fiscal 1997 (including supplemental appropriations).



    Based on current expectations and the adopted budget for fiscal 1998 and excluding any estimate for appropriation lapses during the fiscal year, the unappropriated surplus is projected to decline from $402.7 million at the beginning of the fiscal year to $16.7 million at fiscal year-end (prior to transfers to the Tax Stabilization Reserve Fund).



    The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenue of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. As of June 30, 1997, the Commonwealth had $4,795.1 million of general obligation debt outstanding.


    There is various litigation pending against the Commonwealth, its officers and employees. An adverse decision in one or more of these cases could materially affect the Commonwealth's governmental operations.

ADDITIONAL ISSUERS

  GUAM


    Guam is governed under the Organic Act of Guam of 1950, which gave the island statutory local power of self-government and made the inhabitants of Guam citizens of the United States. As of the 1990 U.S. Census, the Territory's population was 133,152. The Government preliminary estimate of the population as of June 1997 is 155,600.



    According to the Current Employment Report of the Department of Labor of Guam, dated June 1997, as of that date, there were 18,260 employees in the public sector, including 2,100 employed by the federal government and 13,130 employed by the territorial government. The economy in Guam is heavily influenced by the significant U.S. military presence on the island. Of the approximately 5,350 civilians employed in Guam on the island by the federal government in March 1997, approximately 85% were employed by the Department of Defense and approximately 15% by other Federal departments. Between December 1996 and June 1997, there were 210 permanent employment reductions in the federal government sector due to continuing implementation of the 1995 BRAC base realignment and closure recommendations for Guam. Government of Guam employment totals declined for the year ending June 1997, although this decline was primarily seasonal and comparable to the seasonal decline in June 1996 due to payroll reductions in educational institutions that were somewhat offset by temporary summer youth employment.



    Total private sector employment was 47,930 jobs as of June 1997. This figure shows a loss of 340 jobs from June 1996. The average compound growth rate of civilian (government and private) employment since 1994 is 1.32%, primarily in the sectors of service, trade, finance, insurance and retail. Tourism is a significant industry as well, with most visitors coming from Japan. Visitor arrivals rose to over 1 million in 1994 for the first time, according to the Guam Visitors Bureau, and increased in 1995 and 1996 as well. Although the increases have been more modest over the past few years, Guam has maintained its competitiveness despite fluctuations in the yen during 1996 and 1997.



    The total reduction is 950 jobs from June 1996-June 1997 in all sectors in Guam. From 1997 to 1996, civilian employment increased by approximately 1.3%, public sector employment decreased by approximately 0.3%, and overall employment increased by approximately 1.5%


  PUERTO RICO

    Puerto Rico enjoys a Commonwealth status with the U.S. as a result of Public Law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens.


    Since World War II, Puerto Rico has undergone a social and economic transformation. Puerto Rico, which was at one time a poor, agrarian economy with a densely populated environment, is now a urbanized society with an economy based on manufacturing and services. According to a report by the Puerto Rico Department of Treasury, from fiscal year 1985 (year ended June 30, 1985) through 1996, personal income, both aggregate and per capita, has increased each year. Gross product has increased each year from the fiscal year 1992 through 1996. Although the rate of unemployment decreased from 16.5% in fiscal year 1992 to 13.8% in fiscal year 1996, it remains above the rate of unemployment in the United States.



    The Puerto Rico Planning Board's Economic Activity Index, a composite index of thirteen economic indicators, increased 1.4% for fiscal year 1996, compared to fiscal year 1995, and 2.5% for fiscal year 1995, compared to fiscal year 1994. During the first three months of fiscal year 1997, the Index decreased 0.9% compared to the same period in fiscal year 1996, for which period it had registered an increase of 1.7% over the same period of fiscal year 1995. According to the Puerto Rico Department of Treasury, this decline in the index was principally due to the short-term negative impact of Hurricane Hortense, which struck the island on September 9, 1996. It is expected, however, that this decline will be fully offset in the future, and that the reconstruction process after Hurricane Hortense will have a positive effect on economic activity.



    Amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the United States Congress and signed into law by President Clinton on August 20, 1996 are now phasing out a special tax credit that was available under Section 936 of the Code for United States companies operating in Puerto Rico. The credit provided a federal tax exemption for certain operating and qualifying investment income from Puerto Rico sources. According to the Puerto Rico Department of Treasury's Comprehensive Annual Financial Report for the fiscal year 1996, it is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position.



    Financial operations of recent years have reflected general economic trends, with fiscal improvements registered during good economic times and deterioration during slowdown. In the mid-1980s, economic recovery and stable oil prices helped the Commonwealth to reduce the General Fund's accumulated deficit. Later, as economic slowdown placed financial operations under pressure, the Commonwealth sought budgetary balance, but with regular reliance on non-recurring measures. As of June 30, 1993, the Commonwealth's

General Fund (the primary operating fund of the Commonwealth) experienced a deficit of approximately $47 million. As of June 30, 1994, 1995 and 1996, the General Fund had a positive balance of $514 million, $608 million and $397 million, respectively.



  UNITED STATES VIRGIN ISLANDS



    The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an unincorporated territory of the United States. The residents were granted a measure of self-government by the Organic Act, as revised in 1954. The Territorial Government plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector.



    The Virgin Islands are heavily dependent on links with the U.S. mainland. More than 90% of the trade is conducted with Puerto Rico and the United States. Tourism is the predominant source of employment and income for the Islands. According to the USVI Bureau of Economic Research, cruise ship passenger arrivals to the USVI during calendar 1996 rose 12.4% compared with the previous year. Nonetheless, the economy has struggled in recent years largely due to the impact of Hurricane Marilyn in 1995. Between January 1994 and June 1996, there was a 15.5% drop in private sector jobs and a 9% drop overall. The governor has recently designated Christiansted and Frederiksted, St. Croix to be "enterprise zones" in order to booster their faltering economies. Various tax incentive plans have also been proposed to encourage tourism and boost the economy.


FLOATING RATE AND VARIABLE RATE SECURITIES

    Each series may invest more than 5% of its assets in floating rate and variable rate securities, including participation interests therein and (for series other than money market series) inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or interest inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives the series an undivided interest in the tax-exempt security in the proportion that the series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Trustees has determined meets the prescribed quality standards for the series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

PUT OPTIONS

    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the securities to which the put applies in the event of interest rate fluctuations and, in the case of liquidity puts, to shorten the effective maturity of the underlying security. The aggregate value of the premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the money market series) as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the money market series) highest quality grade of such rating services; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.


    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission (SEC).


FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON

    FUTURES CONTRACTS. Each series (except for the money market series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.


    When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin", will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."



    When a series purchases a futures contract, it will maintain an amount of cash or other liquid assets, marked-to-market daily, in a segregated account with the Fund's Custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A series that has sold a futures contract may "cover" that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    OPTIONS ON FINANCIAL FUTURES. Each series (other than the money market series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.


    When a series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.



    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that a series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the series' total assets. Each series will use financial futures in a manner consistent with these requirements. With respect to long positions assumed by a series, the series will segregate with the Fund's Custodian an amount of cash or other liquid assets, marked-to-market daily so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that the use of futures contracts is unleveraged. Each series will continue to invest at least 80% of its total assets in municipal obligations except in certain circumstances, as described in its Prospectus under "How the Fund Invests--Investment Objective and Policies." A series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts together with premiums paid on options thereon, would exceed 20% of the total assets of the series.


    RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests--Investment Objective and Policies-- Futures Contracts and Options Thereon" in each series' Prospectus, there are a number of other risks associated with the use of financial futures for hedging purposes.

    Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and, in the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin. However, if futures contracts have been sold to hedge portfolio securities, these securities will not be sold until the offsetting futures contracts can be purchased. Similarly, if futures have been bought to hedge anticipated securities purchases, the purchases will not be executed until the offsetting futures contracts can be sold.

    The hours of trading of interest rate futures may not conform to the hours during which the series may trade municipal securities. To the extent that the futures markets close before the municipal securities market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to a series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to a series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


    Each series may purchase tax-exempt securities on a when-issued or delayed delivery basis. The payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.


    Tax-exempt securities purchased on a when-issued or delayed delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

    A segregated account of each series consisting of cash or other liquid assets equal to the amount of the when-issued and delayed delivery commitments will be established with the Fund's Custodian and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed delivery securities, the series will meet their respective obligations from then available cash flow, sale of securities held in a separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Distributions and Tax Information."


    Each series (other than the money market series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.


SEGREGATED ACCOUNTS



    When each series is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account with the Fund's Custodian. "Liquid assets" means cash, U.S. Government securities, equity securities, debt obligations or other liquid, unencumbered assets, marked-to-market daily.


PORTFOLIO TURNOVER

    Portfolio transactions will be undertaken principally to accomplish a series' objective in relation to anticipated movements in the general level of interest rates but a series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.


    The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as "portfolio turnover" and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities--excluding securities whose maturities at acquisition were one year or less. A series' portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. For the fiscal year ended August 31, 1997, the portfolio turnover rate of each series, other than the money market series, was as follows:



                                                                                 PORTFOLIO
SERIES                                                                         TURNOVER RATE
-----------------------------------------------------------------------------  --------------
Florida......................................................................         22%
Maryland.....................................................................         30%
Massachusetts................................................................         22%
Michigan.....................................................................         20%
New Jersey...................................................................         25%
New York.....................................................................         43%
North Carolina...............................................................         35%
Ohio.........................................................................         22%
Pennsylvania.................................................................         21%

ILLIQUID SECURITIES

    A series may hold up to 15% (10% in the case of the money market series) of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

    Securities of financially and operationally troubled obligors (distressed securities) are less liquid and are more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% (or 10%) of its net assets in illiquid securities.

    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security,
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease, (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease, (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled, (ii) if applicable, what assurance there is that the assets represented by the lease can be sold, (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics), (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation) and (v) the legal recourse in the event of failure to appropriate and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

REPURCHASE AGREEMENTS

    The series' repurchase agreements will be collateralized by U.S. Government obligations. The series will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the series will suffer a loss.


    The series participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.


    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities (as defined above).

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

         1. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the Fund (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         2. Make short sales of securities or maintain a short position.

         3. Issue senior securities, borrow money or pledge its assets, except that the Fund may on behalf of a series borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund on behalf of a series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of the assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts, the writing of related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.


         4. Purchase any security if as a result, with respect to 75% of a series' total assets (except with respect to the Connecticut Money Market Series, the Florida Series, the Massachusetts Money Market Series and the New Jersey Money Market Series), more than 5% of the total assets of any series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities).


         5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series), securities which are secured by real estate and securities of companies which invest or deal in real estate.

         6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         7. Invest in interests in oil, gas or other mineral exploration or development programs.

         8. Make loans, except through repurchase agreements.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS


                                                                     PRINCIPAL OCCUPATION
       NAME, ADDRESS AND AGE         POSITION WITH FUND               DURING PAST 5 YEARS
-----------------------------------  ------------------  ---------------------------------------------
 Edward D. Beach (72)..............    Trustee           President and Director of BMC Fund, Inc., a
 c/o Prudential Investments Fund                         closed-end investment company; previously,
 Management LLC                                            Vice Chairman of Broyhill Furniture
 Gateway Center Three                                      Industries, Inc.; Certified Public
 Newark, NJ                                                Accountant; Secretary and Treasurer of
                                                           Broyhill Family Foundation, Inc.; Member of
                                                           the Board of Trustees of Mars Hill College;
                                                           Director of The High Yield Income Fund,
                                                           Inc.
 Eugene C. Dorsey (70).............    Trustee           Retired President, Chief Executive Officer
 c/o Prudential Investments Fund                         and Trustee of the Gannett Foundation (now
 Management LLC                                            Freedom Forum); former Publisher of four
 Gateway Center Three                                      Gannett newspapers and Vice President of
 Newark, NJ                                                Gannett Company; past Chairman of
                                                           Independent Sector (national coalition of
                                                           philanthropic organizations); former
                                                           Chairman of the American Council for the
                                                           Arts; Director of the Advisory Board of
                                                           Chase Manhattan Bank of Rochester and The
                                                           High Yield Income Fund, Inc.
 Delayne Dedrick Gold (59).........    Trustee           Marketing and Management Consultant, Director
 c/o Prudential Investments Fund                         of The High Yield Income Fund, Inc.
 Management LCC
 Gateway Center Three
 Newark, NJ
*Robert F. Gunia (50)..............    Trustee           Comptroller (since May 1996) of Prudential
 Gateway Center Three                                      Investments, Executive Vice President and
 Newark, NJ                                                Treasurer (since December 1996) of
                                                           Prudential Investments Fund Management LLC
                                                           (PIFM), formerly Chief Administrative
                                                           Officer (July 1990-September 1996),
                                                           Director (January 1989-September 1996),
                                                           Executive Vice President, Treasurer and
                                                           Chief Financial Officer (June
                                                           1987-September 1996) of Prudential Mutual
                                                           Fund Management, Inc.; Vice President and
                                                           Director of The Asia Pacific Fund, Inc.
                                                           (since May 1989); Senior Vice President of
                                                           Prudential Securities Incorporated
                                                           (Prudential Securities) (since March 1987);
                                                           Director of The High Yield Income Fund.
*Harry A. Jacobs, Jr. (76).........    Trustee           Senior Director of Prudential Securities
 One New York Plaza                                      (since January 1986); formerly Interim
 New York, NY                                              Chairman and Chief Executive Officer of
                                                           Prudential Mutual Fund Management, Inc.
                                                           (June-September 1993); formerly Chairman of
                                                           the Board of Prudential Securities
                                                           (1982-1985) and Chairman of the Board and
                                                           Chief Executive Officer of Bache Group Inc.
                                                           (1977-1982); Director of the Center for
                                                           National Policy, The First Australia Fund,
                                                           Inc., The First Australia Prime Income
                                                           Fund, Inc. and The High Yield Income Fund;
                                                           Trustee of the Trudeau Institute.


------------------------

*"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with The Prudential Insurance Company of America (Prudential) or Prudential Securities.

                                                                     PRINCIPAL OCCUPATION
       NAME, ADDRESS AND AGE         POSITION WITH FUND               DURING PAST 5 YEARS
-----------------------------------  ------------------  ---------------------------------------------
 Donald D. Lennox (78).............    Trustee           Chairman (since February 1990) and Director
 c/o Prudential Investments Fund                         (since April 1989) of International Imaging
 Management LLC                                            Materials, Inc.; Retired Chairman, Chief
 Gateway Center Three                                      Executive Officer and Director of Schlegel
 Newark, NJ                                                Corporation (industrial manufacturing)
                                                           (March 1987-February 1989); Director of
                                                           Gleason Corporation, Personal Sound
                                                           Technologies, Inc. and The High Yield
                                                           Income Fund, Inc.
*Mendel A. Melzer CFA (36).........    Trustee           Chief Investment Officer (since October 1996)
 751 Broad Street                                        of Prudential Mutual Funds; formerly Chief
 Newark, NJ                                                Financial Officer of Prudential Investments
                                                           (November 1995-September 1996), Senior Vice
                                                           President and Chief Financial Officer of
                                                           Prudential Preferred Financial Services
                                                           (April 1993-November 1995), Managing
                                                           Director of Prudential Investment Advisors
                                                           (April 1991-April 1993) and Senior Vice
                                                           President of Prudential Capital Corporation
                                                           (July 1989-April 1991); Director of The
                                                           High Yield Income Fund, Inc.
 Thomas T. Mooney (55).............    Trustee           President of the Greater Rochester Metro
 c/o Prudential Investments Fund                         Chamber of Commerce; formerly Rochester City
 Management LLC                                            Manager; Trustee of Center for Governmental
 Gateway Center Three                                      Research, Inc.; Director of Monroe County
 Newark, NJ                                                Water Authority, Rochester Jobs, Inc., Blue
                                                           Cross of Rochester, Executive Service Corps
                                                           of Rochester, Monroe County Industrial
                                                           Development Corporation, Northeast Midwest
                                                           Institute, The Business Counsel of New York
                                                           State, First Financial Fund, Inc., The High
                                                           Yield Plus Fund, Inc. and The High Yield
                                                           Income Fund, Inc.
 Thomas H. O'Brien (72)............    Trustee           President of O'Brien Associates (Financial
 c/o Prudential Investments Fund                         and Management Consultants) (since April
 Management LLC                                            1984); formerly President of Jamaica Water
 Gateway Center Three                                      Securities Corp. (holding company)
 Newark, NJ                                                (February 1989-August 1990); Chairman of
                                                           the Board and Chief Executive Officer
                                                           (September 1987-February 1989) of Jamaica
                                                           Water Supply Company and Director
                                                           (September 1987-April 1991); Director of
                                                           Ridgewood Savings Bank and The High Yield
                                                           Income Fund, Inc.; Trustee of Hofstra
                                                           University.
*Richard A. Redeker (54)...........    President and     Employee of Prudential Investments; formerly
 751 Broad Street                      Trustee             President, Chief Executive Officer and
 Newark, NJ                                                Director (October 1993-September 1996) of
                                                           Prudential Mutual Fund Management, Inc.;
                                                           Executive Vice President, Director and
                                                           Member of Operating Committee (October
                                                           1993-September 1996), Prudential
                                                           Securities; Director (since October
                                                           1993-September 1996), Prudential Securities
                                                           Group, Inc.; Executive Vice President, The
                                                           Prudential Investment Corporation (January
                                                           1994-September 1996); prior thereto, Senior
                                                           Executive Vice President and Director of
                                                           Kemper Financial Services, Inc. (September
                                                           1978-September 1993); President and
                                                           Director of The High Yield Income Fund,
                                                           Inc.


------------------------

 *"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential or Prudential Securities.

                                                                     PRINCIPAL OCCUPATION
       NAME, ADDRESS AND AGE         POSITION WITH FUND               DURING PAST 5 YEARS
-----------------------------------  ------------------  ---------------------------------------------
 Nancy H. Teeters (67).............    Trustee           Economist; formerly Vice President and Chief
 c/o Prudential Investments Fund                           Economist (March 1986-June 1990) of
 Management LLC                                            International Business Machines
 Gateway Center Three                                      Corporation; Director of Inland Steel
 Newark, NJ                                                Industries (since July 1991), First
                                                           Financial Fund, Inc., and The High Yield
                                                           Income Fund, Inc.

 Louis A. Weil, III (56)...........    Trustee           Publisher and Chief Executive Officer (since
 c/o Prudential Investments Fund                         January 1996) and Director (since September
 Management LLC                                            1991) of Central Newspapers, Inc.; Chairman
 Gateway Center Three                                      of the Board (since January 1986),
 Newark, NJ                                                Publisher and Chief Executive Officer
                                                           (August 1991-December 1995) of Phoenix
                                                           Newspapers, Inc.; prior thereto, Publisher
                                                           of Time Magazine and Chief Executive
                                                           Officer of The Detroit News (February
                                                           1986-August 1989); formerly member of the
                                                           Advisory Board, Chase Manhattan
                                                           Bank-Westchester; Director of The High
                                                           Yield Income Fund, Inc.

 Thomas A. Early (42)..............    Vice President    Vice President and General Counsel (since
 Gateway Center Three                                    March 1997), PMF&A; Executive Vice President,
 Newark, NJ                                                Secretary and General Counsel (since
                                                           December 1996), PIFM; formerly Vice
                                                           President and General Counsel (March
                                                           1994-March 1997), Prudential Retirement
                                                           Services and Associate General Counsel and
                                                           Chief Financial Services Officer
                                                           (1988-1994), Frank Russell Company.

 S. Jane Rose (51).................    Secretary         Senior Vice President (since December 1996),
 Gateway Center Three                                    PIFM, Senior Vice President and Senior
 Newark, NJ                                                Counsel (since July 1992) of Prudential
                                                           Securities; Senior Vice President (January
                                                           1991-September 1996) and Senior Counsel
                                                           (June 1987-September 1996) of Prudential
                                                           Mutual Fund Management, Inc..

 Grace Torres (38).................    Treasurer and     First Vice President (since December 1996) of
 Gateway Center Three                  Principal         PIFM; First Vice President (since March 1994)
 Newark, NJ                            Financial and       of Prudential Securities; formerly First
                                       Accounting          Vice President (March 1994-September 1996),
                                       Officer             Prudential Mutual Fund Management, Inc. and
                                                           Vice President (July 1989-March 1996) of
                                                           Bankers Trust.

 Stephen M. Ungerman (44)..........    Assistant         Tax Director (since March 1996) of Prudential
 Gateway Center Three                  Treasurer           Investments and the Private Asset Group of
 Newark, NJ                                                the Prudential Insurance Company of America
                                                           (Prudential); formerly First Vice President
                                                           of Prudential Mutual Fund Management, Inc.
                                                           (February 1993-September 1996); prior
                                                           thereto, Senior Tax Manager of Price
                                                           Waterhouse LLP (1981-January 1993).

                                                                     PRINCIPAL OCCUPATION
       NAME, ADDRESS AND AGE         POSITION WITH FUND               DURING PAST 5 YEARS
-----------------------------------  ------------------  ---------------------------------------------
 Deborah A. Docs (39)..............    Assistant         Vice President and Associate General Counsel
 Gateway Center Three                  Secretary         (since December 1996) of PIFM; Vice President
 Newark, NJ                                                and Associate General Counsel of Prudential
                                                           Securities; formerly Vice President and
                                                           Associate General Counsel (January
                                                           1993-September 1996) of Prudential Mutual
                                                           Fund Management, Inc.; Vice President and
                                                           Associate General Counsel (since January
                                                           1993) of Prudential Securities; previously
                                                           Associate Vice President (January
                                                           1990-December 1992) and Assistant General
                                                           Counsel (November 1991-December 1992) of
                                                           Prudential Mutual Fund Management, Inc.


    Trustees and officers of the Fund are also Trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $9,000, in addition to certain out-of-pocket expenses. Mr. Dorsey receives his Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC Exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.


    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Jacobs, Lennox and O'Brien are scheduled to retire on December 31, 1999, 1998, 1997 and 1999, respectively.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.


    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 1997 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Boards of any other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1996.

                               COMPENSATION TABLE


                                                                                             TOTAL
                                                       PENSION OR                         COMPENSATION
                                                       RETIREMENT                          FROM FUND
                                      AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL     AND FUND
                                     COMPENSATION   AS PART OF FUND     BENEFITS UPON     COMPLEX PAID
NAME AND POSITION                     FROM FUND@        EXPENSES          RETIREMENT      TO TRUSTEES
-----------------------------------  ------------   ----------------   ----------------   ------------
Edward D. Beach, Trustee...........     $7,333            None                N/A           $166,000(21/39)*
Eugene C. Dorsey, Trustee**........     $7,333            None                N/A           $ 98,583(12/36)*
Delayne Dedrick Gold, Trustee......     $7,333            None                N/A           $175,308(21/42)*
Robert F. Gunia, Trustee+..........     --                None                N/A             --
Harry A. Jacobs, Jr., Trustee+.....     --                None                N/A             --
Donald D. Lennox, Trustee..........     $4,333            None                N/A           $ 90,000(10/22)*
Mendel A. Melzer, Trustee+.........     --                None                N/A             --
Thomas T. Mooney, Trustee**........     $7,333            None                N/A           $135,375(18/36)*
Thomas H. O'Brien, Trustee.........     $7,333            None                N/A           $ 32,250(5/20)*
Richard A. Redeker, Trustee+.......     --                None                N/A             --
Nancy H. Teeters, Trustee..........     $7,333            None                N/A           $103,583(11/28)*
Louis A. Weil, III, Trustee........     $4,333            None                N/A           $ 91,250(13/18)*


------------------------


 @ Effective January 1997, the annual compensation paid to Trustees was reduced to $6,500 in addition to certain out-of-pocket expenses.



 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.



 + Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A.
    Redeker, who are each interested Trustees, do not receive compensation from the Fund or any fund in the Fund Complex.



** Total compensation from all of the Funds in the Fund Complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Trustees under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $111,535 and $139,869 for Eugene C. Dorsey and Thomas T. Mooney, respectively.



    As of October 3, 1997, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each series of the Fund.



    As of October 3, 1997, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were those listed in Appendix IV.



    As of October 3, 1997, Prudential Securities was the record holder for other beneficial owners of the following shares of the series, representing the percentage shown of the outstanding shares of each such series:



     SERIES                            CLASS A                 CLASS B                CLASS C               CLASS Z
     -------------------------  ----------------------  ----------------------  --------------------  --------------------
     Florida..................   6,789,175       (77%)   1,623,168       (87%)   620,010       (88%)    15,855       (99%)
     Maryland.................     873,958       (51%)     688,574       (53%)     5,348       (86%)       N/A
     Massachusetts............   1,403,335       (56%)     728,821       (48%)     5,063       (63%)         0        (0%)
     Michigan.................   1,148,189       (46%)     921,272       (41%)    21,053       (67%)       N/A
     New Jersey...............   7,365,554       (79%)   9,400,779       (75%)   104,513       (79%)     1,380       (98%)
     New York.................   8,777,936       (60%)   5,882,612       (65%)    55,550       (85%)     3,146       (99%)
     North Carolina...........   1,755,051       (67%)   1,608,112       (74%)     2,293       (41%)       N/A
     Ohio.....................   2,136,021       (50%)   1,451,865       (44%)     3,031       (46%)       N/A
     Pennsylvania.............   4,268,448       (49%)   4,664,222       (39%)    15,824       (36%)       N/A



    As of October 3, 1997, Prudential Securities was the record holder for other beneficial owners of 78,513,440 shares (or 99% of those outstanding) of the Connecticut Money Market Series, 52,804,920 shares (or 99% of those outstanding) of the Massachusetts Money Market Series, 193,477,890 shares (or 99% of those outstanding) of the New Jersey Money Market Series and 354,009,295 shares (or 99% of those outstanding) of the New York Money Market Series. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                                    MANAGER


    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of each series. As of September 30, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $59.9 billion. According to the Investment Company Institute, as of August 31, 1997, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.



    PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.



    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended August 31, 1997.



    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:



    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;



    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and



    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and the states including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communication expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.



    The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the Investment Company Act, on May 22, 1997 and by shareholders of each series of the Fund then in existence on December 28, 1988, by shareholders of the Florida Series and the New Jersey Money Market Series on December 30, 1991, by the shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series on November 10, 1992.



    The amount of the management fee paid by each series of the Fund to PIFM for the fiscal years ended August 31, 1995, 1996 and 1997 was as follows:



                                                             1995                   1996                   1997
                                                     ---------------------  ---------------------  ---------------------
                                                        MANAGEMENT FEES        MANAGEMENT FEES        MANAGEMENT FEES
                                                     ---------------------  ---------------------  ---------------------
                                                        PAID      WAIVED       PAID      WAIVED       PAID      WAIVED
                                                     ----------  ---------  ----------  ---------  ----------  ---------
Municipal Series Fund:
  Connecticut Money Market Series..................  $   71,379  $ 214,138  $   93,220  $ 279,660  $   96,876  $ 290,624
  Florida Series...................................     231,778    464,337     247,835    417,808     368,602    245,735
  Maryland Series..................................     210,311     14,170     172,913     19,213     158,091     17,566
  Massachusetts Series.............................     258,040     18,492     242,474     26,941     222,502     24,722
  Massachusetts Money Market Series................      53,649    160,946      68,361    205,083      66,348    199,044
  Michigan Series..................................     323,133     22,911     302,058     33,562     275,401     30,600
  New Jersey Series................................   1,047,300    483,073   1,162,663    266,868   1,140,799    126,755
  New Jersey Money Market Series...................     642,087    214,029     877,965     85,123     981,113     --
  New York Series..................................   1,518,552    108,361   1,447,226    160,803   1,338,809    148,756
  New York Money Market Series.....................   1,463,815     --       1,682,136     --       1,630,461     --
  North Carolina Series............................     313,847     22,350     284,859     31,651     255,716     28,413
  Ohio Series......................................     538,657     38,218     491,452     54,606     437,408     46,601
  Pennsylvania Series..............................   1,182,799     84,187   1,127,704    125,300   1,046,806    116,312


    PIFM discontinued its management fee waiver with respect to each applicable Series effective September 1, 1997.


    PIFM has entered into the Subadvisory Agreement with PI (the Subadviser). The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.

    Peter Allegrini oversees the municipal bond team at the Subadviser. He also serves as the portfolio manager of The High Yield Series of Prudential Municipal Bond Fund. He has been in the investment business since 1978.



    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 22, 1997, by shareholders of each series of the Fund then in existence on December 28, 1988, by shareholders of the Florida Series and the New Jersey Money Market Series on December 30, 1991, by shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series on November 10, 1992.



    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.

                                  DISTRIBUTOR


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund.


    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements for the money market series and the other series (the Distribution Agreements), Prudential Securities (the Distributor) incurs the expenses of distributing shares of the money market series and the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in each series' Prospectus.

    Prior to January 22, 1990, the non-money market series of the Fund offered only one class of shares (the then existing Class B shares). On October 19, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to any one of the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Class A and Class B Plans, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and

Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that
(i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. Total distribution fees (including the service fee of .25 of 1%) may not exceed .50 of 1%. On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Plans, adopted a plan of distribution for the Class C shares and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. Also on May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, approved a plan of distribution (the Florida Series' Class C Plan) for the Florida Series' Class C shares. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 22, 1997. The Class A Plan, as amended, was approved by Class A and Class B shareholders, the Class B Plan was approved by Class B shareholders and the Class C Plan was approved by the Class C shareholders on July 19, 1994. The Florida Series' Class C Plan was approved by the sole shareholder of the Class C shares of the Florida Series on June 30, 1993. The Class B Plan was approved by the sole shareholder of the Florida Series' Class B shares on August 1, 1994 and of the other series having Class C shares on August 1, 1994.



    CLASS A PLAN. For the fiscal year ended August 31, 1997, Prudential Securities received the following payments under the Class A Plan:



SERIES
--------------------------------------------------------------------------------
Florida.........................................................................  $    97,700
Maryland........................................................................       18,970
Massachusetts...................................................................       29,096
Michigan........................................................................       29,737
New Jersey......................................................................       89,280
New York........................................................................      173,963
North Carolina..................................................................       29,055
Ohio............................................................................       51,641
Pennsylvania....................................................................       83,552



    This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 1997, Prudential Securities also received approximate initial sales charges with respect to the sale of Class A shares as follows:



SERIES
----------------------------------------------------------------------------------
Florida...........................................................................  $  60,000
Maryland..........................................................................      4,800
Massachusetts.....................................................................      3,300
Michigan..........................................................................      2,800
New Jersey........................................................................      7,000
New York..........................................................................     19,000
North Carolina....................................................................      4,800
Ohio..............................................................................      5,700
Pennsylvania......................................................................     18,700

    CLASS B PLAN. For the fiscal year ended August 31, 1997, Prudential Securities received the distribution fees paid by the following series of the Fund and the proceeds of contingent deferred sales charges paid by investors on the redemption of Class B shares as set forth below:



                                                                                 APPROXIMATE
                                                                                 CONTINGENT
                                                                    AMOUNT OF     DEFERRED
SERIES                                                                 FEE      SALES CHARGES
-----------------------------------------------------------------  -----------  -------------
Florida..........................................................  $    87,827   $    63,800
Maryland.........................................................       80,564        30,500
Massachusetts....................................................      101,504        35,000
Michigan.........................................................      156,510        56,000
New Jersey.......................................................      811,649       216,500
New York.........................................................      613,721       228,000
North Carolina...................................................      138,514        31,300
Ohio.............................................................      227,516        90,100
Pennsylvania.....................................................      741,968       213,700



    For the fiscal year ended August 31, 1997, it is estimated that Prudential Securities spent approximately the following amounts:



                                                                  COMPENSATION    APPROXIMATE
                      PRINTING AND  COMMISSION                   TO PRUSEC* FOR      TOTAL
                        MAILING     PAYMENTS TO                    COMMISSION       AMOUNT
                      PROSPECTUSES   FINANCIAL                    PAYMENTS TO      SPENT BY
                        TO OTHER    ADVISERS OF  OVERHEAD COSTS  REPRESENTATIVES  DISTRIBUTOR
                      THAN CURRENT  PRUDENTIAL   OF PRUDENTIAL     AND OTHER     ON BEHALF OF
SERIES                SHAREHOLDERS  SECURITIES    SECURITIES**     EXPENSES**       SERIES
--------------------  ------------  -----------  --------------  --------------  -------------
Florida.............  $      200    $  120,000   $    160,600    $    5,700      $    286,500
Maryland............       1,500        22,100          6,000         9,700            39,300
Massachusetts.......       1,500        33,100         19,900        13,500            68,000
Michigan............         800        43,500         17,100        16,900            78,300
New Jersey..........       2,200       207,400        251,700        31,100           492,400
New York............       1,500       215,900        144,500        63,500           425,400
North Carolina......       1,000        41,500         18,400         3,200            64,100
Ohio................       1,200        66,900         31,400        42,200           141,700
Pennsylvania........       1,800       195,400        113,400        94,000           404,600


------------------------------
 *Pruco Securities Corporation, an affiliated broker-dealer.

**Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series of the Fund. The amount of distribution expenses reimbursable by the Fund is reduced by the amount of such contingent deferred sales charges.

    CLASS C PLAN. For the fiscal year ended August 31, 1997, Prudential Securities received the distribution fees paid by the following series of the Fund under the Class C Plan and the proceeds of contingent deferred sales charges paid by investors on the redemption of shares as set forth below:



                                                                                  APPROXIMATE
                                                                                  CONTINGENT
                                                                                   DEFERRED
                                                                                     SALES
SERIES                                                          AMOUNT OF FEE       CHARGES
--------------------------------------------------------------  --------------  ---------------
Florida.......................................................    $   56,812       $     200
Maryland......................................................           367             100
Massachusetts.................................................           358          --
Michigan......................................................         1,209          --
New Jersey....................................................        14,205             300
New York......................................................         5,987             800
North Carolina................................................           508          --
Ohio..........................................................           429          --
Pennsylvania..................................................         5,088             200


    Distribution fees were expended primarily for payment of account servicing fees.


    Pursuant to Rule 12b-1, the Plans and the money market series' Plan of Distribution (collectively, the Plans) were last approved by the Trustees of the Fund, including the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Plans on May 22, 1997.


    The Plans provide that they shall continue in effect from year to year with respect to each series, provided such continuance is approved annually by a vote of the Trustees of the Fund in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the applicable class on not more than 60 days' nor less than 30 days' written notice to any other party to the Plans. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.


    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The Distribution Agreements were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 22, 1997. The Trustees approved the transfer of the Distribution Agreement with PMFD for the money market series to Prudential Securities effective January 2, 1996.



    The Connecticut Money Market, Massachusetts Money Market, New Jersey Money Market, and the New York Money Market Series' Plan of Distribution (the Money Market Plan) was last approved by the Trustees of the Fund, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Money Market Plan, on May 22, 1997. The Money Market Plan was approved by shareholders of the New York Money Market Series on December 28, 1988, by shareholders of the New Jersey Money Market Series on December 30, 1991 and by shareholders of the Connecticut Money Market Series and Massachusetts Money

Market Series on November 10, 1992. For the fiscal year ended August 31, 1996, Prudential Securities incurred distribution expenses with respect to the money market series, all of which were recovered by Prudential Securities through the distribution fee paid by the series, as follows:



                                                                                           DISTRIBUTION
SERIES                                                                                       EXPENSES
-----------------------------------------------------------------------------------------  ------------
Connecticut Money Market.................................................................   $   96,875
Massachusetts Money Market...............................................................       66,348
New Jersey Money Market..................................................................      245,278
New York Money Market....................................................................      407,615


    On October 21, 1993, Prudential Securities (PSI) entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.


    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify all such allegations or instances of criminal conduct and material improprieties every three months and will continue to do so for a three-year period.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class of any series, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for each series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any series, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as a market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities for each series of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure the research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their present investment objectives. However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    During the fiscal years ended August 31, 1997, 1996 and 1995, the series paid brokerage commissions on certain options and futures transactions as set forth below. During these periods, the Series paid no brokerage commissions to Prudential Securities.



                                                                                   BROKERAGE COMMISSIONS
                                                                              -------------------------------
SERIES                                                                          1997       1996       1995
----------------------------------------------------------------------------  ---------  ---------  ---------
Connecticut Money Market....................................................          0          0          0
Florida.....................................................................  $   8,890  $   7,438  $  10,973
Maryland....................................................................      2,678      3,413      5,513
Massachusetts...............................................................      2,205      3,413      1,820
Massachusetts Money Market..................................................          0          0          0
Michigan....................................................................      3,167      4,498      4,550
New Jersey..................................................................     23,539     15,839     17,098
New Jersey Money Market.....................................................          0          0          0
New York....................................................................     23,240     22,540     13,581
New York Money Market.......................................................          0          0          0
North Carolina..............................................................      5,058      6,651     20,213
Ohio........................................................................      4,620      9,468     15,698
Pennsylvania................................................................     20,991     20,685     22,033


                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of each series of the Fund, other than the money market series, may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares)

Class Z shares of the Florida Series, the Massachusetts Series, the New Jersey Series and the New York Series are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in each series' Prospectus.


    Each class of shares represents an interest in the same portfolio of investments of the series and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account-- Exchange Privilege."

    For a description of the methods of purchasing shares of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series or the New York Money Market Series, see "Shareholder Guide--How to Buy Shares of the Fund" in the money market series' Prospectuses.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the net asset value at August 31, 1997 of each series currently in existence (other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series), the maximum offering price of the series' shares is as follows:


CLASS A                                    FL     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value and redemption price per
 Class A share.......................... $10.41 $10.99 $11.69 $12.01 $10.97 $11.94 $11.28 $11.95 $10.73
Maximum sales charge (3% of offering
 price).................................    .32    .34    .36    .37    .34    .37    .35    .37    .33
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Offering price to public................ $10.73 $11.33 $12.05 $12.38 $11.31 $12.31 $11.63 $12.32 $11.06
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------


CLASS B                                    FL     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value, redemption price and
 offering price to public per Class B
 share*................................. $10.41 $11.00 $11.68 $12.00 $10.97 $11.94 $11.29 $11.96 $10.72
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------

CLASS C                                    FL     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value, redemption price and
 offering price to public per Class C
 share*................................. $10.41 $11.00 $11.68 $12.00 $10.97 $11.94 $11.29 $11.96 $10.72
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------

CLASS Z                                    FL            MA            NJ     NY
---------------------------------------- ------        ------        ------ ------
Net asset value, redemption price and
 offering price to public per Class Z
 share.................................. $10.41        $11.68        $10.98 $11.95
                                         ------        ------        ------ ------
                                         ------        ------        ------ ------


------------------------

 *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series.



REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES


    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the applicable Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectuses.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

    LETTERS OF INTENT. Reduced sales charges are also available to investors or an eligible group of related investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES


    The contingent deferred sales charge is waived under circumstances described in the applicable Prospectuses. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges-- Class B Shares" in the Prospectus of each applicable series. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                             A copy of the shareholder's death certificate
                                                  or, in the case of a trust, a copy of the
                                                  grantor's death certificate, plus a copy of the
                                                  trust agreement identifying the grantor.
Disability--An individual will be considered      A copy of the Social Security Administration
disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial gainful activity by reason of any     physician's letterhead stating that the
medically determinable physical or mental         shareholder (or, in the case of a trust, the
impairment which can be expected to result in     grantor) is permanently disabled. The letter
death or to be of long-continued and indefinite   must also indicate the date of disability.
duration.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                               CONTINGENT DEFERRED SALES CHARGE
                              AS A PERCENTAGE OF DOLLARS INVESTED
                                    OR REDEMPTION PROCEEDS
   YEAR SINCE PURCHASE     -----------------------------------------
      PAYMENT MADE         $500,001 TO $1 MILLION    OVER $1 MILLION
-------------------------  -----------------------   ---------------
First....................             3.0%                  2.0%
Second...................             2.0%                  1.0%
Third....................             1.0%                  0%
Fourth and thereafter....             0%                    0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series. An investor may direct the Transfer Agent in writing by the first business day of the month to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value (without a sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    Each series makes available to its shareholders the privilege of exchanging their shares of a series for shares of other series of the Fund and certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of other series of the Fund or certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The following money market funds participate in the Class A Exchange
Privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)

       Prudential MoneyMart Assets, Inc. (Class A shares)

       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of each series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month.Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING (NOT APPLICABLE TO THE MONEY MARKET SERIES)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

                         PERIOD OF
                   MONTHLY INVESTMENTS:                       $100,000     $150,000     $200,000     $250,000
-----------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years...................................................   $     110    $     165    $     220    $     275
20 Years...................................................         176          264          352          440
15 Years...................................................         296          444          592          740
10 Years...................................................         555          833        1,110        1,338
 5 Years...................................................       1,371        2,057        2,742        3,428

See "Automatic Savings Accumulation Plan."
------------------------
(1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a series monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment
Account--Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

HOW TO REDEEM SHARES OF THE MONEY MARKET SERIES


    Redemption orders submitted to and received by Prudential Mutual Fund Services LLC (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such Series) may use Check Redemption, Expedited Redemption or Regular Redemption.


  CHECK REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checking accounts, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified or official bank checks or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account. Checks in an amount less than $500 will not be honored.

    There is a service charge of $5.00 payable to PMFS to establish a checking account and to order checks. The Custodian and the Fund have reserved the right to modify this checking account privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.


    The Fund or PMFS may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  EXPEDITED REDEMPTION


    To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015.


    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by: (a) a commercial bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; or (c) a member firm of a domestic securities exchange. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm, and "Signature Guaranteed" should appear with the signature. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at (800) 225-1852.

  REGULAR REDEMPTION


    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed share certificates, if issued. If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address.


MUTUAL FUND PROGRAMS


    From time to time, the Fund (or a Series of the Fund) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.



    The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE


    The net asset value per share of a series is the net worth of such series (assets including securities at value minus liabilities) divided by the number of shares of such series outstanding. Net asset value is calculated separately for each class. The Fund will compute the net asset value of each such series (except the money market series) once daily at 4:15 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the series have been received or on days on which changes in the value of the series' portfolio securities do not affect net asset value. The Fund will compute the net asset value of the money market series at 4:30 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the money market series have been received or on days on which changes in the value of the money market series' portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time (with respect to shares of the non-money market series of the Fund) and between such closing and 4:30 P.M., New York time (with respect to the money market series of the Fund).


    Portfolio securities for which market quotations are readily available are valued at their bid quotations. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The money market series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the SEC. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the money market series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the SEC. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the money market series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the money market series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the money market series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

                            PERFORMANCE INFORMATION

  ALL SERIES (EXCEPT THE MONEY MARKET SERIES)


    YIELD. Each series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the series' net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with SEC regulations, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period, which includes management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus of each series. The yield for the 30 days ended August 31, 1997 and the yield without the management subsidies and waivers were as follows:


                                CLASS A                       CLASS B                       CLASS C             CLASS Z
                      ---------------------------   ---------------------------   ---------------------------   -------
                                 YIELD SUBSIDY/                YIELD SUBSIDY/                YIELD SUBSIDY/
SERIES                 YIELD     WAIVER ADJUSTED     YIELD     WAIVER ADJUSTED     YIELD     WAIVER ADJUSTED     YIELD
--------------------  -------   -----------------   -------   -----------------   -------   -----------------   -------
Florida.............   4.48%           4.28%         4.22%           4.02%         3.97%           3.77%         4.72%
Maryland............   3.87            3.82          3.59            3.54          3.34            3.29           N/A
Massachusetts.......   4.00            3.95          3.72            3.67          3.47            3.42          5.06%
Michigan............   4.11            4.06          3.83            3.78          3.58            3.53           N/A
New Jersey..........   4.19            4.14          3.92            3.87          3.67            3.62          4.44%
New York............   4.24            4.19          3.97            3.92          3.72            3.67          4.47%
North Carolina......   4.40            4.35          4.13            4.08          3.88            3.83           N/A
Ohio................   4.23            4.18          3.96            3.91          3.71            3.66           N/A
Pennsylvania........   4.37            4.32          4.10            4.05          3.85            3.80           N/A


                       YIELD SUBSIDY/
SERIES                 WAIVER ADJUSTED
--------------------  -----------------
Florida.............         4.52%
Maryland............          N/A
Massachusetts.......         5.01%
Michigan............          N/A
New Jersey..........         4.39%
New York............         4.42%
North Carolina......          N/A
Ohio................          N/A
Pennsylvania........          N/A

    The series' yield is computed according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where:  a  =  dividends and interest earned during the period.
        b  =  expenses accrued for the period (net of reimbursements).
        c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.


    Each series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 1997, the tax equivalent yield (assuming a federal tax rate of 36%) and the tax equivalent yield without the management subsidies and waivers were as follows:


                               CLASS A                              CLASS B                              CLASS C
                  ----------------------------------   ----------------------------------   ----------------------------------
                                     TAX EQUIVALENT                       TAX EQUIVALENT                       TAX EQUIVALENT
                   TAX EQUIVALENT    YIELD SUBSIDY/     TAX EQUIVALENT    YIELD SUBSIDY/     TAX EQUIVALENT    YIELD SUBSIDY/
SERIES                 YIELD         WAIVER ADJUSTED        YIELD         WAIVER ADJUSTED        YIELD         WAIVER ADJUSTED
----------------  ----------------   ---------------   ----------------   ---------------   ----------------   ---------------
Florida.........         7.00%             6.69%              6.59%             6.28%              6.20%             5.89%
Maryland........         6.37              6.28               5.90              5.82               5.49              5.41
Massachusetts...         7.10              7.01               6.61              6.52               6.16              6.07
Michigan........         6.72              6.64               6.26              6.18               5.85              5.77
New Jersey......         6.99              6.91               6.54              6.46               6.12              6.04
New York........         7.11              7.03               6.66              6.58               6.24              6.16
North
 Carolina.......         7.45              7.37               7.00              6.91               6.57              6.49
Ohio............         7.11              7.02               6.65              6.57               6.23              6.15
Pennsylvania....         7.02              6.94               6.59              6.51               6.19              6.11

                               CLASS Z
                  ----------------------------------
                                     TAX EQUIVALENT
                   TAX EQUIVALENT    YIELD SUBSIDY/
SERIES                 YIELD         WAIVER ADJUSTED
----------------  ----------------   ---------------
Florida.........         7.38%             7.06%
Maryland........          N/A               N/A
Massachusetts...         8.98%             8.90%
Michigan........          N/A               N/A
New Jersey......         7.41%             7.33%
New York........         7.50%             7.42%
North
 Carolina.......          N/A               N/A
Ohio............          N/A               N/A
Pennsylvania....          N/A               N/A


    AVERAGE ANNUAL TOTAL RETURN. Each series of the Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable series.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where:  P = a hypothetical initial payment of $1000.
        T = average annual total return.
        n = number of years.
        ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return and subsidy/waiver adjusted average annual total return for the series (other than the money market series) for the periods ended August 31, 1997 were as follows:


                                                                                             CLASS B
                                                                       ---------------------------------------------------
                                       CLASS A                                                         SUBSIDY/WAIVER
                 ---------------------------------------------------                                      ADJUSTED
                                                 SUBSIDY/WAIVER                                   ------------------------
                                                    ADJUSTED                             TEN                        TEN
                                            ------------------------                    YEARS                      YEARS
                 ONE    FIVE      SINCE     ONE    FIVE      SINCE     ONE    FIVE    OR SINCE    ONE    FIVE    OR SINCE
SERIES           YEAR   YEARS   INCEPTION   YEAR   YEARS   INCEPTION   YEAR   YEARS   INCEPTION   YEAR   YEARS   INCEPTION
---------------  ----   -----   ---------   ----   -----   ---------   ----   -----   ---------   ----   -----   ---------
Florida........  5.39%  6.19%       7.50%   5.19%  5.55%       6.84%   3.22%   N/A        6.34%   3.01%   N/A        5.84%
Maryland.......  5.13   5.34        6.49    5.03   5.30        6.47    2.94   5.40%       6.72    2.85   5.36%       6.66
Massachusetts..  4.85   5.85        7.09    4.76   5.81        7.06    2.67   5.89        7.12    2.58   5.86        7.07
Michigan.......  4.94   5.68        6.92    4.85   5.65        6.89    2.76   5.72        7.03    2.67   5.69        6.98
New Jersey.....  4.73   5.55        7.16    4.64   5.40        6.92    2.54   5.62        7.56    2.44   5.46        7.30
New York.......  5.91   5.86        7.27    5.82   5.83        7.25    3.76   5.93        7.14    3.66   5.89        7.12
North
 Carolina......  5.32   5.42        6.67    5.23   5.38        6.64    3.25   5.50        6.70    3.15   5.46        6.64
Ohio...........  4.68   5.61        6.93    4.59   5.57        6.91    2.49   5.67        6.85    2.40   5.63        6.83
Pennsylvania...  5.74   5.95        7.12    5.64   5.93        7.08    3.58   6.04        7.24    3.48   6.02        7.15


                               CLASS C
                 -----------------------------------
                                        SUBSIDY/
                                         WAIVER
                                        ADJUSTED
                                    ----------------
                 ONE      SINCE     ONE      SINCE
SERIES           YEAR   INCEPTION   YEAR   INCEPTION
---------------  ----   ---------   ----   ---------
Florida........  6.95%      5.14%   6.74%      4.55%
Maryland.......  6.68       5.91    6.58       5.84
Massachusetts..  6.41       6.19    6.32       6.13
Michigan.......  6.49       5.92    6.40       5.86
New Jersey.....  6.27       5.91    6.18       5.79
New York.......  7.49       6.28    7.39       6.22
North
 Carolina......  6.98       5.89    6.88       5.83
Ohio...........  6.22       5.71    6.13       5.65
Pennsylvania...  7.31       6.31    7.21       6.28



    Due to the fact that Class Z shares of the Florida, Massachusetts, New Jersey and New York Series have not been in operation for more than one full year, no average annual total return is provided.


    AGGREGATE TOTAL RETURN. Each series of the Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable series.

    Aggregate total return represents the cumulative change in the value of an investment in a series of the Fund and is computed according to the following formula:

                                     ERV-P
                                     ------
                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total return for each series for the one year, five year and ten year (or since inception) periods ended August 31, 1997 for the Class A, Class B, Class C and Class Z shares were as follows:


                                                                                    CLASS B
                                                                   ------------------------------------------
                                       CLASS A
                      ------------------------------------------
                                                                        AGGREGATE TOTAL
                           AGGREGATE TOTAL                                  RETURN
                               RETURN                              -------------------------
                      -------------------------                                    10 YR. OR
                                        SINCE                                        SINCE
SERIES                1 YR.   5 YR.   INCEPTION   INCEPTION DATE   1 YR.   5 YR.   INCEPTION   INCEPTION DATE
--------------------  -----   -----   ---------   --------------   -----   -----   ---------   --------------
Florida.............   8.65%  39.21%   67.04%           12/28/90    8.22%    N/A    22.88%         8/1/94
Maryland............   8.38   33.71    66.37             1/22/90    7.94   31.07%  136.38         1/22/85
Massachusetts.......   8.10   36.97    73.55             1/22/90    7.67   34.15   164.45         9/25/84
Michigan............   8.18   35.89    71.46             1/22/90    7.76   33.06   179.03         9/22/84
New Jersey..........   7.97   35.07    74.46             1/22/90    7.54   32,42    99.80          3/4/88
New York............   9.19   37.07    75.82             1/22/90    8.76   34.37    99.31         9/13/84
North Carolina......   8.58   34.22    68.42             1/22/90    8.25   31.67    91.18         2/13/85
Ohio................   7.92   35.41    71.62             1/22/90    7.49   32.74    93.91         9/20/84
Pennsylvania........   9.01   37.66    73.98             1/22/90    8.58   35.08   101.15          4/3/87

                                   CLASS C
                      ----------------------------------
                                                                    CLASS Z
                                                           --------------------------
                       AGGREGATE TOTAL
                                                                AGGREGATE TOTAL
                           RETURN                                    RETURN
                      -----------------                    --------------------------
                                SINCE                        SINCE
SERIES                1 YR.   INCEPTION   INCEPTION DATE   INCEPTION   INCEPTION DATE
--------------------  -----   ---------   --------------   ---------   --------------
Florida.............   7.95%   22.81%        7/26/93         4.57%        12/6/96
Maryland............   7.68    19.35          8/1/94             N/A              N/A
Massachusetts.......   7.41    20.35          8/1/94         4.54%        12/6/96
Michigan............   7.49    19.38          8/1/94             N/A              N/A
New Jersey..........   7.27    19.37          8/1/94         4.49%        12/6/96
New York............   8.49    20.64          8/1/94         5.02%        12/6/96
North Carolina......   7.98    19.30          8/1/94             N/A              N/A
Ohio................   7.22    18.68          8/1/94             N/A              N/A
Pennsylvania........   8.31    20.77          8/1/94             N/A              N/A

    The aggregate total return for each series for the one year, five year and ten year (or since inception) periods ended August 31, 1997 for the Class A, Class B, Class C and Class Z shares, without the management subsidies and waivers, were as follows:



                                                           CLASS B                 CLASS C
                                                  -------------------------   -----------------
                               CLASS A                                                                     CLASS Z
                      -------------------------                                AGGREGATE TOTAL    --------------------------
                                                       AGGREGATE TOTAL             RETURN
                           AGGREGATE TOTAL                 RETURN              SUBSIDY/WAIVER          AGGREGATE TOTAL
                               RETURN              SUBSIDY/WAIVER ADJUSTED                                  RETURN
                       SUBSIDY/WAIVER ADJUSTED    -------------------------       ADJUSTED         SUBSIDY/WAIVER ADJUSTED
                      -------------------------                   10 YR. OR   -----------------   --------------------------
                                        SINCE                       SINCE               SINCE       SINCE
SERIES                1 YR.   5 YR.   INCEPTION   1 YR.   5 YR.   INCEPTION   1 YR.   INCEPTION   INCEPTION   INCEPTION DATE
--------------------  -----   -----   ---------   -----   -----   ---------   -----   ---------   ---------   --------------
Florida.............   8.44%  35.07%   60.30%      8.01%    N/A    21.11%      7.74%   19.98%       4.37%        12/6/96
Maryland............   8.28   33.46    66.07       7.85   30.83%   90.53       7.58    19.14            N/A              N/A
Massachusetts.......   8.00   36.73    73.26       7.58   33.92    97.92       7.32    20.14        4.54%        12/6/96
Michigan............   8.09   35.66    71.17       7.67   32.84    96.39       7.40    19.18            N/A              N/A
New Jersey..........   7.87   34.09    71.44       7.44   31.45    95.25       7.18    18.93        4.49%        12/6/96
New York............   9.10   36.84    75.53       8.66   34.14    98.97       8.39    20.44        5.02%        12/6/96
North Carolina......   8.49   33.98    68.12       8.15   31.44    90.16       7.88    19.09            N/A              N/A
Ohio................   7.83   35.19    71.33       7.40   32.52    93.59       7.13    18.48            N/A              N/A
Pennsylvania........   8.91   37.53    73.49       8.48   34.95    99.46       8.21    20.66            N/A              N/A


 THE CONNECTICUT MONEY MARKET SERIES, THE MASSACHUSETTS MONEY MARKET SERIES, THE NEW JERSEY MONEY MARKET SERIES AND THE NEW YORK MONEY MARKET SERIES

    The money market series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the money market series' portfolio and its operating expenses. The money market series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


    The money market series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' 7-day tax equivalent yield (assuming a federal tax rate of 39.6%) as of August 31, 1997 was 5.62%, 5.42%, 4.62% and 4.98%, respectively.


    Comparative performance information may be used from time to time in advertising or marketing the money market series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The money market series' yield fluctuates, and an annualized yield quotation is not a representation by the money market series as to what an investment in the money market series will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the money market series is held, but also on any realized or unrealized gains and losses and changes in the money market series' expenses.

    From time to time, the performance of the series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stocks       Long-Term Govt. Bonds  Inflation
10.2%                                4.8%       3.1%


    (1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.


                       DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional series shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last business day on which the Fund was open for business. Accordingly, a shareholder who redeems his or her shares effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor whose purchase order is effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday does not begin earning dividends until the following business day. Net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily.

    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of a series.


    The per share dividends on Class B shares and Class C shares of a series will be lower than the per share dividends on Class A shares of the series as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Annually, the Fund will mail to shareholders information regarding the tax status of dividends and distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION


    Under the Internal Revenue Code, each series of the Fund is treated as a separate entity for federal income tax purposes.



    Each series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on any net investment income and capital gains, if any, realized during the taxable year which are distributed to shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company, each series of the Fund generally must, among other things, (a) derive at least 90% of its annual gross income (without offset for losses) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or options thereon; (b) with respect to tax years beginning on or before August 5, 1997, derive less than 30% of its annual gross income from gains (without offset for losses) from the sale or other disposition of stock, securities or futures contracts or options thereon held for less than three months; (c) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the assets of the series is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities); and (d) distribute to its shareholders at least 90% of its net investment income, including net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses), and 90% of its net tax-exempt interest income in each year.



    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by a series at its original issue.



    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other Section 1256 contract under the Internal Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of a series, all outstanding put options as well as certain futures contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles. In addition, the conversion transaction rules may apply to recharacterize certain capital gains as ordinary income. Newly-enacted Code Section 1259 will require the recognition of gain (but not loss) if a Series makes a "constructive sale" of an appreciated financial position. A Series generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

    Each series' hedging activities may be affected by the requirement under the Internal Revenue Code (which is applicable solely to tax years beginning on or before August 5, 1997) that less than 30% of a series' income be derived from the sale or other disposition of securities, futures contracts, options and other instruments held for less than three months. From time to time, this requirement may cause a series to limit its acquisitions of futures contracts to those that will not expire for at least three months. At the present time, there is only a limited market for futures contracts on the municipal bond index that will not expire within three months. Therefore, to meet the 30%/3 month requirement, a series may choose to use futures contracts based on fixed-income securities that will not expire within three months.



    Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount of net capital gains, the identification of those gains as long-term, mid-term or short-term and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series. Net capital gains of a series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the series.



    If any net capital gains from the sale of assets held for more than 12 months in excess of net short-term capital losses are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares in such series by the differences between their PRO RATA share of such gains and their tax credit.



    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of any series of the Fund, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.


    Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.


    Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


    Any short-term capital loss realized upon redemption of shares within six months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a capital gains distribution will be treated as long-term capital loss to the extent of such capital gains distribution.



    Any loss realized on a sale, redemption or exchange of shares of a Series of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.



    A shareholder who acquires shares of a Series of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the series may be adversely affected. In such case, each series of the Fund would reevaluate its investment objective and policies.


    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate).


STATE TAXATION

    The following discussion assumes that each series of the Fund qualified for each taxable year as a regulated investment company for federal tax purposes.

    CONNECTICUT. Distributions from the Connecticut Money Market Series (the Connecticut Series) to individual shareholders of the Connecticut Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code and are derived from income received by the Connecticut Series as interest from obligations of the State of Connecticut or its political subdivisions (Connecticut Municipal Obligations) or on obligations the interest on which is exempt from state taxation under the laws of the United States (including obligations issued by Puerto Rico, the Virgin Islands and Guam). It is likely that capital gain dividends derived from the sale of Connecticut Municipal Obligations also are not subject to the Connecticut Personal Income Tax. Other distributions to individual shareholders resident in Connecticut and to resident trusts and estates from the Connecticut Series, including capital gains dividends derived from sales of obligations other than Connecticut Municipal Obligations, exempt-interest dividends derived from sources other than Connecticut Obligations, and distributions that are taxable as dividends for federal income tax purposes are not exempt from the Connecticut Personal Income Tax. Individual shareholders and estates and trusts subject to alternative minimum tax for federal tax purposes may also be subject to alternative minimum tax for Connecticut Tax purposes. Exempt interest-dividends other than those derived from Connecticut Obligations and any loss from the sale or exchange of Connecticut Obligations will be added to the alternative minimum tax base, while exempt dividends paid by a regulated investment company, exempt interest-dividends derived from interest payments on Connecticut Obligations and capital gain dividends derived from the sale of Connecticut obligations are subtracted from the alternative minimum tax base for Connecticut Tax purposes.

    Distributions that constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code from the Connecticut Series to corporate shareholders (other than shareholders that are S Corporations) that are apportioned to Connecticut are subject to taxation pursuant to the Connecticut Corporation Business Tax, whether or not derived from Connecticut Municipal Obligations. Distributions to corporate shareholders (other than shareholders that are S Corporations) from the Connecticut Series that constitute capital gains for federal income tax purposes are also subject to taxation pursuant to the Connecticut Corporation Business Tax. Thirty percent of distributions to corporate shareholders (other than shareholders that are S Corporations) that are taxable as dividends for federal income tax purposes generally is subject to taxation pursuant to the Corporation Business Tax and the remaining seventy percent is not.

    Distributions to shareholders of the Connecticut Series that are S Corporations that constitute either exempt-interest dividends, whether or not derived from Connecticut Municipal Obligations, capital gain dividends or taxable dividends for federal income tax purposes which are required to be separately taken into account by shareholders of S Corporations for federal income tax purposes are not subject to taxation pursuant to the Connecticut Corporation Business Tax. For purposes of the Connecticut Personal Income Tax, Connecticut resident individual, trust and estate shareholders of S Corporations are taxed on their PRO RATA share of such separately stated items in the same manner and to the same extent as if received by them directly from the Connecticut Series.

    Shares of the Connecticut Series will not be subject to the personal property tax in the State of Connecticut.

    Shareholders of the Connecticut Series should consult their tax advisers about other state and local tax consequences of their investment in the Connecticut Series including the tax consequences of ceasing to be a resident of Connecticut.

    FLORIDA. Florida does not impose an income tax on individuals. Thus, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on distributions received from the Florida Series.

    Florida does impose a State income tax on the income of corporations, limited liability companies and certain trusts (excluding probate and testamentary trusts) that is allocated or apportioned to Florida. For those shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Series, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Internal Revenue Code. Provided that the Florida Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under
Section 103, the corporate shareholders of the Series may incur Section 103 interest income from Florida Series distributions. While Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Series shareholder arising from Florida Series distributions is subject to Florida corporate income taxes. Other distributions from the Florida Series to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.

    Provided that on and throughout January 1 of a given year the portfolio of assets of the Florida Series will be comprised exclusively of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the United States Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, in the opinion of Florida counsel shares of the Florida Series will not be subject to Florida intangible personal property taxes for that year. The Florida Series has obtained a technical assistance advisement from the Florida Department of Revenue which confirms this consequence. If the Florida Series holds any other type of asset on that date, then the entire value of the Florida Series shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the intangible personal property tax.


    Shareholders of the Florida Series should consult their tax advisers about other state and local tax consequences of their investments in the Florida Series.


    MARYLAND. In the opinion of Maryland tax counsel, individual shareholders of the Maryland Series resident in Maryland, corporate shareholders (other than financial institutions such as banks) of the Maryland Series and shareholders of the Maryland Series that are trusts or estates will not be subject to Maryland State or local income taxes on distributions received from the Maryland Series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Maryland Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code. Up to 50 percent of dividends attributable to exempt-interest income received by the Maryland Series from obligations that are (i) "specified private activity bonds" within the meaning of Section 57(a)(5)(C) of the Internal Revenue Code and (ii) not issued by the State of Maryland or its political subdivisions and agencies could be subject to Maryland individual income tax.

    In addition, distributions received from the Maryland Series which are attributable to (i) gains realized on the sale or exchange of bonds issued by the State of Maryland or its political subdivisions and (ii) interest received by the Maryland Series on U.S. Government obligations will not be subject to Maryland State and local income taxes. Other distributions from the Maryland Series will generally not be exempt from Maryland State and local income taxes.

    Entities subject to the Maryland financial institution franchise tax will generally be subject to tax on all distributions from the Maryland Series.

    Shares of the Maryland Series will not be subject to the Maryland personal property tax.

    Shareholders of the Maryland Series should consult their tax advisers about other state and local tax consequences of their investments in the Maryland Series.

    MASSACHUSETTS. In the opinion of Massachusetts tax counsel, if the Massachusetts Series and the Massachusetts Money Market Series each qualify as regulated investment companies, (1) individual and other noncorporate shareholders of each Series resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from such Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth of Massachusetts and its political subdivisions and instrumentalities provided that such Series complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes under
Section 103(a) of the Internal Revenue Code; (2) such shareholders will not be subject to Massachusetts personal income tax on distributions received from either of such Series to the extent such distributions are attributable to interest on obligations issued by the Governments of Puerto Rico, the Virgin Islands or Guam; and (3) such shareholders will not be subject to Massachusetts personal income tax on capital gain dividends received from either of such Series to the extent such capital gain dividends are attributable to long-term capital gains realized on the sale or exchange of Massachusetts obligations issued pursuant to legislation which specifically exempts capital gains from the disposition of such obligations from Massachusetts personal income tax; in each case subject to the requirement that such Series notify its shareholders in writing within sixty days following the close of its taxable year of the portion of any distribution qualifying for any such exemption.

    Other distributions from the Massachusetts Series and the Massachusetts Money Market Series will generally not be exempt from Massachusetts personal income tax.

    Massachusetts Series and the Massachusetts Money Market Series distributions will not be excluded from net income of corporations and shares of the Massachusetts Series and the Massachusetts Money Market Series will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations.

    Shares of the Massachusetts Series and the Massachusetts Money Market Series will not be subject to Massachusetts local property taxes.

    Shareholders of the Massachusetts Series and the Massachusetts Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in the Massachusetts Series and the Massachusetts Money Market Series.

    MICHIGAN. Individual shareholders of the Michigan Series residing in Michigan will not be subject to Michigan personal income tax or personal income taxes imposed by cities in Michigan, and corporate shareholders will not be subject to the Michigan single business tax, on distributions received from the Michigan Series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Michigan or any municipality, political subdivision or governmental agency or instrumentality thereof or on obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Michigan Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the Michigan Series, including those related to long-term and short-term capital gains, will generally not be exempt from the Michigan personal income tax or single business tax.

    Income from the Michigan Series, to the extent attributable to interest on obligations issued by Michigan or its political subdivisions, will be excluded for purposes of determining yield under the Michigan intangibles tax.

    The Fund has obtained rulings from the Michigan Department of Treasury which confirm these state tax consequences for Michigan resident individuals and corporations. Shareholders of the Michigan Series should consult their tax advisers about other state and local tax consequences of their investments in the Michigan Series.

    NEW JERSEY. In the opinion of New Jersey tax counsel, individual shareholders of the New Jersey Series and the New Jersey Money Market Series resident in New Jersey and shareholders of the New Jersey Series and the New Jersey Money Market Series that are trusts or estates will not be subject to New Jersey income tax on distributions received from either series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of New Jersey or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the relevant Series complies with the requirement of the New Jersey Gross Income Tax Act that (1) 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to such series' business of investing in securities (Related Financial Instruments)) are invested in obligations issued by the State of New Jersey or any of its agencies or political subdivisions, or other obligations exempt from state or local taxation under the laws of New Jersey and the United States and (2) it has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and Related Financial Instruments.

    Distributions received by shareholders who are resident individuals, trusts or estates from the New Jersey Series and the New Jersey Money Market Series which are attributable to gains realized on the sale or exchange of bonds issued by the State of New Jersey or its political subdivisions are exempt from New Jersey income tax. Other distributions from the New Jersey Series and the New Jersey Money Market Series, including those related to long-term and short-term capital gains from other bonds, will generally not be exempt from New Jersey income tax.


    Shareholders of the New Jersey Series and the New Jersey Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in these Series.



    NEW YORK. Individual shareholders of the New York Series and the New York Money Market Series resident in New York State will not be subject to State income tax on distributions received from either Series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam (New York Obligations), provided that such interest is exempt from federal income tax pursuant to
Section 103(a) of the Internal Revenue Code, and that the relevant Series qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for City income tax purposes.



    Other distributions from the New York Series and the New York Money Market Series, including those related to market discount and capital gains, will generally not be exempt from State or City income tax.


    Distributions from these Series will not be excluded from net income and shares of these Series will not be excluded from investment capital in determining State or City franchise and corporation taxes for corporate shareholders.

    Shares of these Series will not be subject to any State or City property tax.


    The Fund has obtained the opinion of its New York tax counsel to confirm these State and City tax consequences for New York resident individuals and corporations who are shareholders of the New York Series and the New York Money Market Series. Shareholders of the New York Series and the New York Money Market Series should consult their advisers about other state and local tax consequences of their investments in these Series.


    NORTH CAROLINA. In the opinion of North Carolina tax counsel, individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the North Carolina Series to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; or Guam, Puerto

Rico or the Virgin Islands including the governments thereof and their agencies, instrumentalities and authorities or (ii) attributable to interest on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the North Carolina Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the North Carolina Series (except distributions of capital gains attributable to the sale by the North Carolina Series of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North Carolina income tax.

    Shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

    The Series has obtained a ruling signed by the Director of and an Information Release issued by the Individual Income Tax Division of the North Carolina Department of Revenue which form the basis of the opinion of North Carolina tax counsel regarding the North Carolina income tax consequences of investments in the North Carolina Series for individuals, trusts and estates. The general practice in North Carolina is for taxpayers to rely on rulings signed by a Division Director and Information Releases issued by a Division.


    Shareholders of the North Carolina Series should consult their tax advisers about other state and local tax consequences of their investments in the North Carolina Series.



    OHIO. In the opinion of Ohio tax counsel, distributions with respect to shares of the Ohio Series ("Distributions") that are properly attributable to interest on, or profit made on the sale, exchange, or other disposition of, Ohio Obligations are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, provided that the Ohio Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations, or similar obligations of other states or their subdivisions (but not including, for this purpose, obligations of United States territories or possessions). For purposes of this discussion of Ohio taxes, (i) "Ohio Obligations" means obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions and (ii) it is assumed that the regulated investment company and 50% requirements described above are satisfied.



    Distributions are excluded from the net income base of the Ohio corporation franchise tax to the extent that such Distributions are either excluded from gross income for federal income tax purposes or are properly attributable to interest on, or profit made on the sale, exchange or other disposition of, Ohio Obligations. However, shares of the Ohio Series will be includable in the computation of net worth for purposes of such tax.



    Distributions that are properly attributable to interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States the interest on which is exempt from state income taxes under the laws of the United States (including the obligations of the Governments of Puerto Rico, the Virgin Islands and Guam) are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.



    Other Distributions will generally not be exempt from Ohio income tax.



    Shareholders of the Ohio Series should consult their tax advisers about other state and local tax consequences of their investments in the Ohio Series.


    PENNSYLVANIA. Under Pennsylvania law, individual shareholders of the Pennsylvania Series who are residents of Pennsylvania will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series will generally not be exempt from Pennsylvania personal income tax. Distributions paid by the Pennsylvania Series will also be exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such distributions are derived from interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes.

    Corporations which are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Pennsylvania Series provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions.

    The Pennsylvania Series will not be treated as a taxable entity and therefore will not be subject to the Pennsylvania personal income tax or corporate net income tax.

    In addition, shares of the Pennsylvania Series will not be subject to personal property taxation in Pennsylvania to the extent that the portfolio securities owned by the Pennsylvania Series on the annual assessment date would not be subject to such taxation if owned by a resident of Pennsylvania. Because the Pennsylvania Series will invest predominantly in obligations of the Commonwealth and its political subdivisions and authorities, which obligations are not subject to personal property taxation in Pennsylvania, only a small fraction, if any, of the value of the shares of the Pennsylvania Series would be subject to such tax.

    Shareholders of the Pennsylvania Series should consult their tax advisers about other state and local tax consequences of their investments in the Pennsylvania Series.

                        ORGANIZATION AND CAPITALIZATION

    The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 18, 1984, as amended. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability; under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.


    Massachusetts counsel for the Fund has advised the Fund that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his, her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his, her or its duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate series of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or of the particular series of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    Other distinctions between a corporation and a Massachusetts business trust include the requirement that corporations hold annual meetings of shareholders, which business trusts are not required to do.

    The Fund and all series thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in separate series. Each series of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any series of the Fund issued and outstanding will be fully paid and non-assessable by the Fund. Each share of each series represents an equal proportionate interest in that series with each other share of that series. The assets of the Fund received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such series, are specially allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a series be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series or which are general or allocable to two or more series. Upon redemption of shares of a series of the Fund, the shareholder will receive proceeds solely of the assets of such series. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any series are entitled to receive as a class the underlying assets of such series available for distribution to shareholders.

    Shares of the Fund entitle their holders to one vote per share. However, on any matter submitted to a vote of the shareholders, all shares then entitled to vote will be voted by individual series, unless otherwise required by the Investment Company Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve the proposal as to those series.

    The Fund does not intend to hold annual meetings of shareholders.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to removal upon the action of two-thirds of the outstanding shares of beneficial interest) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed-- Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus of each series.


    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, in addition to a new set up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $20.00 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication and other costs. For the fiscal year ended August 31, 1997, the Fund incurred fees for the services of PMFS in the following amounts with respect to each currently existing series:



                                                      TRANSFER AGENCY
SERIES                                                      FEES
----------------------------------------------------  ----------------
Connecticut Money Market............................    $     30,600
Florida.............................................          34,200
Maryland............................................          23,200
Massachusetts.......................................          24,000
Massachusetts Money Market..........................          21,800
Michigan............................................          34,000
New Jersey..........................................          87,300
New Jersey Money Market.............................          75,300
New York............................................         119,000
New York Money Market...............................         117,300
North Carolina......................................          24,600
Ohio................................................          47,000
Pennsylvania........................................         115,000



    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.



                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS



MOODY'S INVESTORS SERVICE



BOND RATINGS



    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.



    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.



    Baa: Bonds that are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



    Bonds rated within the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1 and Baa1.



SHORT-TERM RATINGS



    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



    MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.



    MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.



    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



SHORT-TERM DEBT RATINGS



    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year.



    Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



    Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.



STANDARD & POOR'S RATINGS GROUP



BOND RATINGS



    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



    A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.



COMMERCIAL PAPER RATINGS



    An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



MUNICIPAL NOTES



    A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes maturing in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. The designation SP-1 indicates a strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics are given a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Avon Connecticut, Ser. 96, B.A.N.                                NR                3.75%       9/15/97   $  3,500     $ 3,500,458
Connecticut St. Dev. Auth.,
   Bradley Airport Hotel Ser. 97A, F.R.W.D.                      VMIG1             3.25        9/04/97      1,000       1,000,000
   Bradley Airport Hotel Ser. 97B, F.R.W.D.                      VMIG1             3.25        9/04/97      3,000       3,000,000
   Bradley Airport Hotel Ser. 97C, F.R.W.D.                      VMIG1             3.25        9/04/97      1,500       1,500,000
   Conco Proj., Ser. 85, F.R.W.D.                                P-1               3.25        9/04/97      1,700       1,700,000
   Hlth. Care Rev. Living Proj., Ser. 90, F.R.W.D.               VMIG1             3.10        9/03/97      2,460       2,460,000
   Ind. Dev., Shelton Inn L.P., Ser. 86, F.R.M.D., A.M.T.        P-1               4.10        9/02/97      1,000       1,000,000
   Lt. & Pwr. Co. Proj., Ser. 93B, F.R.W.D., A.M.T.              VMIG1             3.30        9/03/97      3,500       3,500,000
   Poll. Ctrl. Rev., Conn. Lt. & Pwr. Co., Proj. A, Ser.
      96A, F.R.W.D., A.M.B.A.C., A.M.T.                          P-1               3.25        9/04/97      2,200       2,200,000
   Poll. Ctrl. Rev., W. Mass. Elec. Co., Ser. 93A,
      F.R.W.D., A.M.T.                                           VMIG1             3.15        9/03/97      2,500       2,500,000
   Rand Whitney Container Bd., Ser. 93, F.R.W.D., A.M.T.         P-1               2.90        9/03/97      2,500       2,500,000
   SHW Inc. Proj., Ser. 90, F.R.W.D., A.M.T.                     CPS1              3.40        9/03/97      4,400       4,400,000
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
   Charlotte-Hungerford, Ser. B, F.R.W.D.                        VMIG1             3.00        9/04/97      1,600       1,600,000
   Pomfret School Issue, Ser. A, F.R.W.D.                        VMIG1             3.10        9/03/97      1,000       1,000,000
   Yale University, Ser. S, T.E.C.P.                             VMIG1             3.60       10/09/97      3,800       3,800,000
Connecticut St. Mun. Elec. Engy., Pwr. Supply Sys. Rev.,
   Ser. 95A, T.E.C.P.                                            P-1               3.50       10/10/97      1,600       1,600,000
Connecticut St. Spec. Assmt., Unemployment Comp., Ser. 93C,
   A.N.N.M.T., F.G.I.C.                                          VMIG1             3.90        7/01/98      7,085       7,085,000
Connecticut St. Spec. Tax Oblig., Trans. Infrastructure
   Rev., Ser. 90I, F.R.W.D.                                      VMIG1             3.10        9/03/97      4,100       4,100,000
District of Columbia.,
   Gen. Oblig., Ser. 92A-1, F.R.D.D.                             VMIG1             3.80        9/02/97        700         700,000
   Gen. Oblig., Ser. 92A-2, F.R.D.D.                             VMIG1             3.80        9/02/97        200         200,000
Hamden Connecticut, Gen. Oblig., B.A.N.                          NR                4.00        8/14/98      2,000       2,003,661
Hartford Connecticut, Redev. Agcy. Underwood Twrs. Proj.,
   Ser. 90, F.R.W.D., F.S.A.                                     A-1+(c)           3.05        9/04/97      6,645       6,645,000
King George Cnty. Virginia, Indl. Dev. Auth., Exempt Fac.
   Rev., A.M.T.                                                  A-1+(c)           3.85        9/02/97        200         200,000
Milford Connecticut, Ser. 96, B.A.N.                             NR                3.75       11/13/97      2,000       2,000,461
New Fairfield Connecticut, Gen. Oblig., B.A.N.                   NR                4.00        5/14/98      2,550       2,554,448
Puerto Rico Commwlth., Gov't. Dev. Bank, Ser. 95, T.E.C.P.       A1+(c)            3.40        9/03/97      1,300       1,300,000
   Gov't. Dev. Bank, Ser. 85, F.R.W.D.                           VMIG1             2.90        9/03/97        300         300,000
   Hwy. & Trans. Auth. Rev., Ser. 85, F.R.W.D.                   VMIG1             2.90        9/03/97        200         200,000
Puerto Rico Hsg. Fin. Corp., Multi-family Mtge. Rev., Port.
   A,
   Ser. 90I, M.O.T., A.M.B.A.C.                                  Aaa               3.60        9/15/97      2,455       2,455,000
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Fac. Fin.
   Auth. Rev., Ser. 83A, A.O.T.                                  NR                3.75       12/01/97      2,500       2,500,000
South Windsor Connecticut, Gen. Oblig., B.A.N.                   NR                3.80        3/24/98        650         650,175

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-63

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Stamford Connecticut, Hsg. Auth. Rev., Morgan Street Proj.,
   Ser. 94, F.R.W.D., A.M.T.                                     VMIG1             3.30%       9/03/97   $  1,500     $ 1,500,000
University of Puerto Rico, Ser. J                                Aaa               6.50        6/01/98      1,095(d)    1,115,946
West Baton Rouge Parish Ind. Louisiana Dist. 3 Rev.,
   Dow Chemical Co. Proj., Ser. 93, F.R.D.D., A.M.T.             P-1               3.90        9/02/97      1,000       1,000,000
   Dow Chemical Co. Proj., Ser. 95, F.R.D.D., A.M.T.             P-1               3.90        9/02/97        600         600,000
                                                                                                                      -----------
Total Investments--97.9%
(amortized cost $74,370,149; (e))                                                                                      74,370,149
Other assets in excess of liabilities--2.1%                                                                             1,556,657
                                                                                                                      -----------
Net Assets--100%                                                                                                      $75,926,806
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.M.D.--Floating Rate (Monthly) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    L.P.--Limited Partnership.
    M.O.T.--Monthly Optional Tender.
    T.E.C.P.--Tax Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's rating.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-64

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1997
Investments, at amortized cost which approximates market value.............................................      $   74,370,149
Cash.......................................................................................................              68,285
Receivable for Series shares sold..........................................................................           2,004,183
Interest receivable........................................................................................             467,165
Other assets...............................................................................................               2,013
                                                                                                                 ---------------
   Total assets............................................................................................          76,911,795
                                                                                                                 ---------------
Liabilities
Payable for Series shares reacquired.......................................................................             880,850
Accrued expenses...........................................................................................              46,630
Dividends payable..........................................................................................              41,826
Management fee payable.....................................................................................               8,232
Distribution fee payable...................................................................................               4,184
Deferred trustee's fees....................................................................................               3,267
                                                                                                                 ---------------
   Total liabilities.......................................................................................             984,989
                                                                                                                 ---------------
Net Assets.................................................................................................      $   75,926,806
                                                                                                                 ---------------
                                                                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value........................................................      $      759,268
   Paid-in capital in excess of par........................................................................          75,167,538
                                                                                                                 ---------------
Net assets, August 31, 1997................................................................................      $   75,926,806
                                                                                                                 ---------------
                                                                                                                 ---------------
Net asset value, offering price and redemption price per share ($75,926,806 / 75,926,806 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized)......................               $1.00
                                                                                                                         ------
                                                                                                                         ------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-65

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1997
Income
   Interest and discount earned.............     $ 2,725,584
                                               ---------------
Expenses
   Management fee...........................         387,500
   Distribution fee.........................          96,875
   Custodian's fees and expenses............          64,000
   Reports to shareholders..................          33,000
   Transfer agent's fees and expenses.......          32,000
   Registration fees........................          14,000
   Audit fee................................           8,000
   Trustees' fees and expenses..............           4,000
   Legal fees and expenses..................           4,000
   Miscellaneous............................           3,162
                                               ---------------
      Total expenses........................         646,537
   Less: Management fee waiver (Note 2).....        (290,624)
       Custodian fee credit.................          (3,805)
                                               ---------------
      Net expenses..........................         352,108
                                               ---------------
Net investment income.......................       2,373,476
Realized Gain on Investments
Net realized gain on investments............              52
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 2,373,528
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                          1997               1996
Operations
   Net investment income........   $    2,373,476     $    2,326,036
   Net realized gain (loss) on
      investment transactions...               52               (911)
                                  ---------------    ---------------
   Net increase in net assets
      resulting from
      operations................        2,373,528          2,325,125
                                  ---------------    ---------------
Dividends and distributions
   (Note 1).....................       (2,373,528)        (2,325,125)
                                  ---------------    ---------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold......................      251,461,796        288,309,868
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............        2,303,863          2,252,473
   Cost of shares reacquired....     (255,521,446)      (275,746,533)
                                  ---------------    ---------------
   Net increase (decrease) in
      net assets from Series
      share transactions........       (1,755,787)        14,815,808
                                  ---------------    ---------------
Total increase (decrease).......       (1,755,787)        14,815,808
Net Assets
Beginning of year...............       77,682,593         62,866,785
                                  ---------------    ---------------
End of year.....................   $   75,926,806     $   77,682,593
                                  ---------------    ---------------
                                  ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-66

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The Connecticut Money Market Series (the 'Series') commenced investment operations on August 5, 1991. The Series is non-diversified and seeks to provide the highest level of income that is exempt from Connecticut state, local and federal income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to September 1, 1997, PIFM agreed to waive a portion (.375 of 1% of the Series' average daily net assets) of its management fee which amounted to $290,624 ($.004 per share; for the year ended August 31, 1997). The Series is not required to reimburse PIFM for such waiver. Effective September 1, 1997 PIFM eliminated its management fee waiver.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Fund. The Series reimburses PSI for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1997, the Series incurred fees of approximately $30,600 for the services of PMFS. As of August 31, 1997, approximately $2,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
                                       B-67

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                       Year Ended August 31,
                                                      -------------------------------------------------------
                                                       1997        1996        1995        1994        1993
                                                      -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized gains(a).........      .03         .03         .03         .02         .02
Dividends and distributions to shareholders.........     (.03)       (.03)       (.03)       (.02)       (.02)
                                                      -------     -------     -------     -------     -------
Net asset value, end of year........................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                      -------     -------     -------     -------     -------
                                                      -------     -------     -------     -------     -------
TOTAL RETURN(b):....................................     3.10%       3.17%       3.16%       2.02%       2.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $75,927     $77,683     $62,867     $54,302     $57,794
Average net assets (000)............................  $77,500     $74,576     $57,103     $60,594     $53,152
Ratios to average net assets(a):
  Expenses, including distribution fee..............      .46%        .47%        .58%        .54%        .39%
  Expenses, excluding distribution fee..............      .34%        .35%        .46%        .42%        .26%
  Net investment income.............................     3.06%       3.12%       3.17%       1.99%       2.17%

---------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-68

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Connecticut Money Market Series:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Connecticut Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for each of the four periods in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                       B-69

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                            CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended August 31, 1993 through August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Connecticut Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Connecticut Money Market Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Connecticut Money Market Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996
--------------------------------------------------------------------------------
                                       B-71

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.4%
------------------------------------------------------------------------------------------------------------------------------
Alachua Cnty. Hlth. Facs. Auth. Rev., Santa Fe
   Healthcare Facs. Proj.                                     AAA(c)            7.60%     11/15/13    $  1,750 (f)   $  1,956,903
Alachua Cnty. Ind. Dev. Auth. Rev., H.B. Fuller Co.
   Proj., A.M.T.                                              NR                7.75      11/01/16       3,000          3,159,690
Brevard Cnty. Edl. Facs. Auth. Rev. Ref., Florida Inst.
   of Tech.                                                   BBB(c)            6.875     11/01/22       1,500          1,591,560
Brevard Cnty. Sch. Brd. Ctfs. of Part., Ser. A,
   A.M.B.A.C.                                                 Aaa               6.50       7/01/12       3,500 (f)      3,875,270
Broward Cnty. Edl. Facs. Auth. Rev., Nova Univ. Dorm.
   Proj., Ser. A                                              NR                7.50       4/01/17       1,500 (f)      1,680,690
Broward Cnty. Hlth. Facs. Auth., North Beach Hosp.,
   M.B.I.A.                                                   Aaa               6.75       8/15/06       1,000          1,093,730
Broward Cnty. Prof. Sports Facs. Rev., Civic Arena
   Proj., Ser. A, M.B.I.A.                                    Aaa               5.625      9/01/28       2,685          2,714,669
Clay Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser.
   A, A.M.T., G.N.M.A.                                        Aaa               7.45       9/01/23         375            395,621
Coral Springs Impvt. Dist., Wtr. & Swr. Ref., M.B.I.A.        Aaa               6.00       6/01/10       1,000          1,097,350
Dade Cnty. Aviation Dept. Rev.,
   Ser. B, A.M.T., M.B.I.A.                                   Aaa               6.00      10/01/24       1,500          1,542,180
   Ser. E, A.M.B.A.C.                                         Aaa               5.50      10/01/10       1,000          1,035,180
Dade Cnty. Edl. Facs. Auth. Rev. Ref., Univ. of Miami.,
   Ser. A, M.B.I.A.                                           Aaa               5.625      4/01/06       2,015          2,138,076
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of
   Miami Proj., Ser. A, E.T.M., M.B.I.A.                      Aaa               6.75       5/01/08         500 (e)        555,665
Dade Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., Ser. B, A.M.T., G.N.M.A                  Aaa               7.25       9/01/23         360            379,656
   Sngl. Fam. Mtge., Ser. C, A.M.T., G.N.M.A.                 Aaa               7.75       9/01/22         765            807,427
Dade Cnty. Pub. Facs. Ref., Jackson Mem. Hosp., Ser. A,
   M.B.I.A.                                                   Aaa               4.875      6/01/15       2,500          2,310,775
Dade Cnty. Sch. Dist., Gen. Oblig., M.B.I.A.                  Aaa               6.00       7/15/06       3,500          3,832,255
Dade Cnty. Spl. Oblig.,
   Ser. B, A.M.B.A.C.                                         Aaa               5.00      10/01/35       2,500          2,316,325
   Metro Dade Fire & Rescue Svc., F.G.I.C.                    Aaa               6.00       4/01/05       2,800          3,039,260
Dade Cnty.,
   Pub. Impvt. J & K Seaport, M.B.I.A.                        Aaa               6.50      10/01/07       1,220          1,391,605
   Pub. Impvt. J & K Seaport, M.B.I.A.                        Aaa               6.50      10/01/10       1,555          1,780,226
Duval Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   A.M.T., G.N.M.A.                                           AAA(c)            8.375     12/01/14         385 (e)        414,622
Escambia Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp.
   Inc., Ser. A                                               BBB+(c)           8.70      10/01/14       1,830          1,945,565
Escambia Cnty. Poll. Ctrl. Rev., Champion Int'l. Corp.
   Proj., A.M.T.                                              Baa1              6.90       8/01/22       3,500          3,854,515
Florida St. Brd. of Ed. Cap. Outlay,
   Ser. A, F.G.I.C.                                           Aaa               5.00       1/01/15       1,000            965,080
   Ref. Pub. Ed., Ser. D                                      A2                4.75       6/01/22       4,985 (e)      4,482,263
Florida St. Mun. Pwr. Agcy. Ref., Stanton II Proj.,
   A.M.B.A.C.                                                 Aaa               4.50      10/01/27       2,000          1,696,980
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj., Ser. 92                                 Aa3               8.00       5/01/22       1,750          2,022,177
Hillsborough Cnty.,
   Cnty. Ctr. Proj., Ser. B, M.B.I.A.                         Aaa               5.00       7/01/15       1,560          1,504,573
   Ref. Cnty. Ctr. Proj., Ser. B, M.B.I.A.                    Aaa               6.00       7/01/06       1,605          1,756,817

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-72

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Jacksonville Elec. Auth. Rev., St. Johns Rvr. Pwr. Park
   Issue 2, Ser. 7                                            Aa1              Zero       10/01/10     $ 3,000       $  1,524,390
Jacksonville Hlth. Facs. Auth. Hosp. Rev.,
   Nat'l. Ben. Assoc.                                         Baa1              7.00%     12/01/22       1,825          1,960,981
   St. Lukes Hosp. Assoc. Proj.                               AA+(c)            7.125     11/15/20       1,000          1,099,950
Jacksonville Swr. & Sld. Wste. Disp. Facs. Rev.,
   Anheuser Busch Proj.                                       A1                5.875      2/01/36       1,000          1,009,640
Jacksonville Wtr. & Swr. Dev. Rev.,
   Suburban Utils., A.M.T.                                    A3                6.75       6/01/22       1,000          1,075,480
   United Wtr. Proj., A.M.T., A.M.B.A.C.                      Aaa               6.35       8/01/25       1,500          1,602,330
Lake Cnty. Res. Rec. Ind. Dev. Rev., NRG Recovery Grp.,
   Ser. A, A.M.T.                                             Baa               5.95      10/01/13       1,035          1,049,780
Lakeland Elec. & Wtr. Rev.                                    Aa                5.50      10/01/26       2,000          1,982,680
Lakeland Elec. & Wtr. Rev.                                    Aa                5.625     10/01/36       5,000          5,018,150
Largo Cnty. Hosp. Rev., Sun Coast Hlth. Sys.                  BB+(c)            6.30       3/01/20       2,000          1,985,500
Leon Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser.
   A., A.M.T., G.N.M.A.                                       Aaa               7.30       4/01/21         360            379,037
Martin Cnty. Ind. Dev. Auth. Rev., Indiantown Cogen.
   Proj.,
   Ser. A, A.M.T.                                             Baa3              7.875     12/15/25       1,200          1,383,564
Miami Hlth. Facs. Auth. Rev. Ref., Mercy Hosp.                A3                8.125      8/01/11       1,000          1,052,090
Miami Spec. Oblig.,
   Admn. Bldg. Acquis. Proj., F.G.I.C.                        Aaa               6.00       2/01/16       1,500          1,587,255
   Admn. Bldg. Acquis. Proj., F.G.I.C.                        Aaa               6.00       2/01/25         500            526,715
Miramar Wstwtr. Impvt. Assmt., F.G.I.C.                       Aaa               6.75      10/01/16       2,500          2,793,350
Okaloosa Cnty. Cap. Impvt. Rev., M.B.I.A.                     Aaa             Zero        12/01/06         450            287,753
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev., Ser. A, A.M.T.,
   G.N.M.A.                                                   AAA(c)            7.375      9/01/24         420            445,780
Orange Cnty. Hsg. Fin. Auth. Rev.,
   MultiFam. Ashley Point Apts., Ser. A, A.M.T.               BBB+(c)           6.85      10/01/16       1,200          1,237,200
   MultiFam. Ashley Point Apts., Ser. A, A.M.T.               BBB+(c)           7.10      10/01/24         855            882,069
Orlando Util. Comm., Wtr. & Elec. Rev., Ser. D                Aa                6.75      10/01/17       2,200          2,600,400
Palm Beach Cnty. Hlth. Facs. Auth. Rev., Good Samaritan
   Hlth. Sys.                                                 A+(c)             6.30      10/01/22       1,000          1,050,280
Palm Beach Cnty. Sld. Wste. Auth. Rev., Ser. A,
   A.M.B.A.C.                                                 Aaa               6.00      10/01/09       1,500          1,649,100
Pensacola Hlth. Facs. Auth., Daughters of Charity,
   M.B.I.A.                                                   Aaa               5.25       1/01/11       1,600          1,604,704
Polk Cnty. Ind. Dev. Auth., Sld. Wste. Disp. Fac. Rev.,
   Tampa Elec. Co. Proj., A.M.T.                              Aa2               5.85      12/01/30       1,500          1,519,725
Puerto Rico Comnwlth.,
   Gen. Oblig.                                                Baa1              6.45       7/01/17       1,400          1,534,638
   Gen. Oblig.                                                Baa1              6.50       7/01/23         650            714,376
Puerto Rico Elec. Pwr. Auth. Rev., Ser. R                     Baa1              6.25       7/01/17       5,000          5,284,550
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                 Aaa               6.966(d)   1/16/15       2,250          2,252,812
Sarasota Wtr. & Swr. Util. Ref., Ser. C, F.G.I.C.             Aaa               4.50      10/01/16       1,000            885,920
St. Petersburg Hlth. Facs. Auth. Rev., Allegheny Hlth.
   Proj., M.B.I.A.                                            Aaa               7.00      12/01/15       1,000          1,107,370
Tampa Gtd. Entitlement Rev., A.M.B.A.C.                       Aaa               7.05      10/01/07       2,000          2,214,640

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-73

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Tampa Sports Auth. Rev., Loc. Option Sales Tax Stad.
   Proj., M.B.I.A.                                            Aaa               5.25%      1/01/27    $  1,455       $  1,404,264
Tampa Sports Auth. Rev., Tampa Bay Arena Proj., M.B.I.A.      Aaa               5.75      10/01/20       1,000          1,055,350
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser.
   91                                                         NR                7.75      10/01/06       1,185          1,297,148
Volusia Cnty. Edl. Fac. Auth. Rev., Embry Riddle Univ.        AAA(c)            6.625     10/15/22       1,000          1,080,590
Volusia Cnty. Hlth. Facs. Auth. Rev., Mem. Hlth. Sys.
   Proj.                                                      BBB+(c)           8.25       6/01/20       2,000 (f)      2,236,540
                                                                                                                     ------------
Total long-term investments (cost $109,874,195)                                                                       115,712,806
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--1.1%
Dade Cnty. Ind. Dev. Auth., Exempt Fac. Rev., Florida
   Pwr. & Lt., Ser. 93, F.R.D.D.                              VMIG1            3.75        9/02/97         100            100,000
Hillsborough Cnty. Ind. Dev. Auth., Poll. Ctrl. Rev.,
   Tampa Elec. Co., Ser. 93, F.R.D.D.                         VMIG1            3.85        9/02/97       1,200          1,200,000
                                                                                                                     ------------
Total short-term investments (cost $1,300,000)                                                                          1,300,000
                                                                                                                     ------------
                                                                                         Expiration
OUTSTANDING CALL OPTION PURCHASED                                                          Date       Contracts(g)
                                                                                         ---------    ---------
U. S. Treasury Bond Futures, @ $120.00
   (cost $60,768)                                             NR              --          11/15/97          70              7,656
                                                                                                                     ------------
Total Investments--98.5%
(cost $ 111,234,963; Note 4)                                                                                          117,020,462
Other assets in excess of liabilities--1.5%                                                                             1,808,222
                                                                                                                     ------------
Net Assets--100%                                                                                                     $118,828,684
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(e) Securities segragated as collateral for options on futures.
(f) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(g) One contract equals $1,000 face value.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-74

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            FLORIDA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1997
Investments, at value (cost $111,234,963).................................................................       $ 117,020,462
Cash......................................................................................................              80,915
Interest receivable.......................................................................................           2,057,379
Receivable for Series shares sold.........................................................................              26,795
Receivable for investments sold...........................................................................              25,314
Other assets..............................................................................................               3,333
                                                                                                                ---------------
   Total assets...........................................................................................         119,214,198
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................             187,351
Dividends payable.........................................................................................              97,486
Accrued expenses..........................................................................................              46,133
Management fee payable....................................................................................              30,581
Distribution fee payable..................................................................................              20,696
Deferred trustee's fees...................................................................................               3,267
                                                                                                                ---------------
   Total liabilities......................................................................................             385,514
                                                                                                                ---------------
Net Assets................................................................................................       $ 118,828,684
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     114,131
   Paid-in capital in excess of par.......................................................................         114,469,789
                                                                                                                ---------------
                                                                                                                   114,583,920
   Accumulated net realized loss on investments...........................................................          (1,540,735)
   Net unrealized appreciation on investments.............................................................           5,785,499
                                                                                                                ---------------
Net assets, August 31, 1997...............................................................................       $ 118,828,684
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($92,579,346 / 8,892,079 shares of beneficial interest issued and outstanding)......................              $10.41
   Maximum sales charge (3% of offering price)............................................................                 .32
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $10.73
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($18,819,585 / 1,807,440 shares of beneficial interest issued and outstanding)......................              $10.41
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($7,335,675 / 704,530 shares of beneficial interest issued and outstanding).........................              $10.41
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($94,078 / 9,037 shares of beneficial interest issued and outstanding)..............................              $10.41
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-75

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1997
Income
   Interest.................................     $ 7,244,553
                                               ---------------
Expenses
   Management fee...........................         614,337
   Distribution fee--Class A................          97,700
   Distribution fee--Class B................          87,827
   Distribution fee--Class C................          56,812
   Custodian's fees and expenses............          66,000
   Transfer agent's fees and expenses.......          44,000
   Reports to shareholders..................          44,000
   Registration fees........................          33,000
   Audit fees...............................          10,000
   Legal fees and expenses..................           9,000
   Miscellaneous............................           6,133
   Trustees' fees and expenses..............           4,000
                                               ---------------
      Total expenses........................       1,072,809
   Less: Management fee waiver (Note 2).....        (245,735)
      Custodian fee credit (Note 1).........          (3,021)
                                               ---------------
      Net expenses..........................         824,053
                                               ---------------
Net investment income.......................       6,420,500
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         623,090
   Financial futures transactions...........        (702,537)
                                               ---------------
                                                     (79,447)
                                               ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................       3,713,700
                                               ---------------
Net gain on investments.....................       3,634,253
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $10,054,753
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended August 31,
in Net Assets                         1997              1996
Operations
   Net investment income.......   $   6,420,500     $  7,299,648
   Net realized gain (loss) on
      investment
      transactions.............         (79,447)       3,421,861
   Net change in unrealized
      appreciation/depreciation
      of investments...........       3,713,700       (2,644,962)
                                 ---------------    ------------
   Net increase in net assets
      resulting from
      operations...............      10,054,753        8,076,547
                                 ---------------    ------------
   Dividends and distributions (Note 1):
   Dividends from net
      investment income
      Class A..................      (5,200,369)      (6,244,938)
      Class B..................        (864,744)        (647,226)
      Class C..................        (353,934)        (407,484)
      Class Z..................          (1,453)              --
                                 ---------------    ------------
                                     (6,420,500)      (7,299,648)
                                 ---------------    ------------
   Distributions in excess of
      net investment income
      Class A..................         (57,916)              --
      Class B..................          (4,473)              --
      Class C..................         (10,023)              --
                                 ---------------    ------------
                                        (72,412)              --
                                 ---------------    ------------
Series share transactions (net
   of share conversions) (Note
   5):
   Net proceeds from shares
      sold.....................      13,962,419       15,332,603
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       2,752,296        3,085,406
   Cost of shares reacquired...     (25,937,462)     (33,022,261)
                                 ---------------    ------------
   Net decrease in net assets
      from Series share
      transactions.............      (9,222,747)     (14,604,252)
                                 ---------------    ------------
Total decrease.................      (5,660,906)     (13,827,353)
Net Assets
Beginning of year..............     124,489,590      138,316,943
                                 ---------------    ------------
End of year....................   $ 118,828,684     $124,489,590
                                 ---------------    ------------
                                 ---------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-76

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 FLORIDA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund, (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The Florida Series (the 'Series') commenced investment operations on December 28, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes
--------------------------------------------------------------------------------
                                      B-77

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 FLORIDA SERIES
--------------------------------------------------------------------------------
original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $72,412, increase accumulated realized losses by $64,356 and decrease paid-in capital in excess of par by $8,056. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by these changes.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to September 1, 1997 PIFM agreed to waive a portion (.20 o f 1% of the Series' average daily net assets) of its management fee, which amounted to $245,735 ($0.02 per share; .20% of average net assets) for the year ended August 31, 1997. The Series is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1997.

PSI has advised the Series that they have received approximately $60,000 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended August 31, 1997, it received approximately $63,800 and $150 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, PIC and PSI are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on
--------------------------------------------------------------------------------
                                      B-78

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 FLORIDA SERIES
--------------------------------------------------------------------------------
December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of August 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1997, the Series incurred fees of approximately $34,200 for the services of PMFS. As of August 31, 1997, approximately $2,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1997 were $26,662,670 and $37,230,341, respectively.

The federal income tax basis of the Series' investments at August 31, 1997 was $111,183,101 and, accordingly, net unrealized appreciation was $5,837,361 (gross unrealized appreciation--$6,080,133 gross unrealized depreciation--$242,772).

The Series has a capital loss carryforward as of August 31, 1997 of approximately $1,592,600 of which $1,460,000 expires in 2003 and $132,600 expires in 2005. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.
------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares, which prior to August 1, 1994 were known as D shares, are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Effective December 6, 1996 the Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1997 and August 31, 1996 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1997:
Shares sold.........................     494,435    $  5,074,068
Shares issued in reinvestment of
  dividends.........................     213,918       2,200,461
Shares reacquired...................  (1,988,937)    (20,452,223)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,280,584)    (13,177,694)
Shares issued upon conversion from
  Class B...........................      87,091         891,335
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,193,493)   $(12,286,359)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     512,938    $  5,271,777
Shares issued in reinvestment of
  dividends.........................     251,003       2,571,304
Shares reacquired...................  (2,770,938)    (28,334,987)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (2,006,997)    (20,491,906)
Shares issued upon conversion from
  Class B...........................      66,824         684,012
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,940,173)   $(19,807,894)
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1997:
Shares sold.........................     793,985    $  8,170,066
Shares issued in reinvestment of
  dividends ........................      34,104         350,919
Shares reacquired...................    (386,783)     (3,982,887)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     441,306       4,538,098
Shares reacquired upon conversion
  into Class A......................     (87,091)       (891,335)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     354,215    $  3,646,763
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                      B-79

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 FLORIDA SERIES
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     895,444    $  9,260,865
Shares issued in reinvestment of
  dividends.........................      27,459         281,193
Shares reacquired...................    (230,552)     (2,340,629)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     692,351       7,201,429
Shares reacquired upon conversion
  into Class A......................     (66,824)       (684,012)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     625,527    $  6,517,417
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1997:
Shares sold.........................      60,503    $    624,420
Shares issued in reinvestment of
  dividends.........................      19,401         199,548
Shares reacquired...................    (145,733)     (1,501,101)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (65,829)   $   (677,133)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold.........................      76,922    $    799,961
Shares issued in reinvestment of
  dividends.........................      22,738         232,909
Shares reacquired...................    (226,860)     (2,346,645)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (127,200)   $ (1,313,775)
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
December 6, 1996 *through
  August 31, 1997:
Shares sold.........................       9,024    $     93,865
Shares issued in reinvestment of
  dividends.........................         132           1,368
Shares reacquired...................        (119)         (1,251)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       9,037    $     93,982
                                      ----------    ------------
                                      ----------    ------------

------------------
* Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                      B-80

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                                  Class A
                                                        -----------------------------------------------------------
                                                                           Year Ended August 31,
                                                        -----------------------------------------------------------
                                                         1997         1996         1995         1994         1993
                                                        -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $ 10.11     $  10.06     $   9.91     $  10.87     $  10.27
                                                        -------     --------     --------     --------     --------
Income from investment operations
Net investment income(a)............................        .54          .57          .59          .59          .57
Net realized and unrealized gain (loss) on
   investment transactions..........................        .31          .05          .15         (.76)         .73
                                                        -------     --------     --------     --------     --------
   Total from investment operations.................        .85          .62          .74         (.17)        1.30
                                                        -------     --------     --------     --------     --------
Less distributions
Dividends from net investment income................       (.54)        (.57)        (.59)        (.59)        (.57)
Distributions in excess of net investment income....       (.01)          --           --           --           --
Distributions from net realized gains...............         --           --           --         (.20)        (.13)
                                                        -------     --------     --------     --------     --------
   Total distributions..............................       (.55)        (.57)        (.59)        (.79)        (.70)
                                                        -------     --------     --------     --------     --------
Net asset value, end of year........................    $ 10.41     $  10.11     $  10.06     $   9.91     $  10.87
                                                        -------     --------     --------     --------     --------
                                                        -------     --------     --------     --------     --------
TOTAL RETURN(b):....................................       8.65%        6.20%        7.85%       (1.69)%      13.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $92,579     $101,999     $120,963     $134,849     $148,900
Average net assets (000)............................    $97,700     $112,266     $124,259     $146,489     $123,820
Ratios to average net assets(a):
   Expenses, including distribution fees............        .57%         .37%         .24%         .20%         .20%
   Expenses, excluding distribution fees............        .47%         .27%         .17%         .20%         .20%
   Net investment income............................       5.32%        5.56%        6.04%        5.67%        5.94%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................         22%          68%          65%          75%          68%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-81

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                           Class B
                                                        ---------------------------------------------
                                                                                           August 1,
                                                                                            1994(c)
                                                            Year Ended August 31,           through
                                                        ------------------------------     August 31,
                                                         1997        1996        1995         1994
                                                        -------     -------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $ 10.11     $ 10.06     $ 9.91       $ 9.95
                                                        -------     -------     ------        -----
Income from investment operations
Net investment income(a)............................        .50         .53        .55          .04
Net realized and unrealized gain (loss) on
   investment transactions..........................        .31         .05        .15         (.04)
                                                        -------     -------     ------        -----
   Total from investment operations.................        .81         .58        .70           --
                                                        -------     -------     ------        -----
Less distributions
Dividends from net investment income................       (.50)       (.53)      (.55)        (.04)
Distributions in excess of net investment income....       (.01)         --         --           --
                                                        -------     -------     ------        -----
   Total distributions..............................       (.51)       (.53)      (.55)        (.04)
                                                        -------     -------     ------        -----
Net asset value, end of year........................    $ 10.41     $ 10.11     $10.06       $ 9.91
                                                        -------     -------     ------        -----
                                                        -------     -------     ------        -----
TOTAL RETURN(b):....................................       8.22%       5.79%      7.39%       (0.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $18,820     $14,699     $8,326         $582
Average net assets (000)............................    $17,565     $12,570     $4,699         $118
Ratios to average net assets(a):
   Expenses, including distribution fees............        .97%        .77%       .67%         .70%(d)
   Expenses, excluding distribution fees............        .47%        .27%       .17%         .20%(d)
   Net investment income............................       4.92%       5.16%      5.56%        6.21%(d)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class B shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-82

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                                Class C                                Class Z
                                                        --------------------------------------------------------     ------------
                                                                                                       July 26,      December 6,
                                                                                                       1993(d)         1996(e)
                                                                  Year Ended August 31,                through         through
                                                        -----------------------------------------     August 31,      August 31,
                                                         1997       1996       1995        1994          1993            1997
                                                        ------     ------     -------     -------     ----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $10.11     $10.06     $  9.91     $ 10.87      $  10.58        $  10.36
                                                        ------     ------     -------     -------     ----------         ------
Income from investment operations
Net investment income(a)............................       .48        .50         .53         .48           .03             .41
Net realized and unrealized gain (loss) on
   investment transactions..........................       .31        .05         .15        (.76)          .29             .06
                                                        ------     ------     -------     -------     ----------         ------
   Total from investment operations.................       .79        .55         .68        (.28)          .32             .47
                                                        ------     ------     -------     -------     ----------         ------
Less distributions
Dividends from net investment income................      (.48)      (.50)       (.53)       (.48)         (.03)           (.41)
Distributions in excess of net investment income....      (.01)        --          --          --            --            (.01)
Distributions from net realized gains...............        --         --          --        (.20)           --              --
                                                        ------     ------     -------     -------     ----------         ------
   Total distributions..............................      (.49)      (.50)       (.53)       (.68)         (.03)           (.42)
                                                        ------     ------     -------     -------     ----------         ------
Net asset value, end of year........................    $10.41     $10.11     $ 10.06     $  9.91      $  10.87        $  10.41
                                                        ------     ------     -------     -------     ----------         ------
                                                        ------     ------     -------     -------     ----------         ------
TOTAL RETURN(b):....................................      7.95%      5.52%       7.12%      (2.40)%        3.14%           4.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $7,336     $7,792     $ 9,028     $11,185        $3,132             $94
Average net assets (000)............................    $7,575     $8,293     $10,265     $ 9,280        $1,038             $36
Ratios to average net assets(a):
   Expenses, including distribution fees............      1.22%      1.02%        .92%        .95%          .95%(c)         .47%(c)
   Expenses, excluding distribution fees............       .47%       .27%        .17%        .20%          .20%(c)         .47%(c)
   Net investment income............................      4.67%      4.91%       5.35%       4.99%         5.19%(c)        5.48%(c)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares. Prior to August 1, 1994, Class C shares were called Class D shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-83

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             FLORIDA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Florida Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Florida Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for each of the four periods in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                      B-84

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                            FLORIDA SERIES
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended August 31, 1993 through the year ended August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 FLORIDA SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Florida Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Florida Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Florida Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996
--------------------------------------------------------------------------------
                                       B-86

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         MARYLAND SERIES
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                                Rating        Interest     Maturity     Amount           Value
Description (a)                                              (Unaudited)        Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.5%
------------------------------------------------------------------------------------------------------------------------------
Baltimore, Maryland
   Conv. Ctr. Rev., F.G.I.C.                                   Aaa              5.75%        9/01/08   $  1,075       $ 1,131,233
   Econ. Dev. Lease Rev., Armistead Partnership                BBB+(c)          7.00         8/01/11      1,000         1,094,980
   Gen. Oblig., Cons. Pub. Impt., Ser. A, F.G.I.C.             Aaa              7.25        10/15/05      1,000         1,173,870
Calvert Cnty. Poll. Cntrl. Rev., Baltimore Gas & Elec Co.
   Proj.                                                       A2               5.55         7/15/14      1,000         1,009,560
Charles Cnty. Gen. Oblig.                                      Aa               5.50         3/01/05        665           702,193
Charles Cnty. Gen. Oblig.                                      Aa               5.50         3/01/06        695           735,609
Harford Cnty. Gen. Oblig.                                      Aa               5.50         3/01/06      1,500         1,587,645
Kent Cnty. Coll. Rev., Washington Coll. Proj.                  Baa              7.70         7/01/18        500           537,565
Maryland St. & Local Facs., First Ser.                         Aaa              5.00         3/01/07        750           768,240
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev.,
   Doctor's Comn. Hosp.                                        Baa2             5.50         7/01/24      1,000           947,000
   Howard Cnty. Gen. Hosp.                                     Baa1             5.50         7/01/21      1,000           954,110
   Mercy Medical Center, F.S.A.                                Aaa              5.75         7/01/26      1,000         1,020,120
   Pickersgill, Ser. A                                         A-(c)            5.85         1/01/10        600           624,588
Maryland St. Hsg. & Cmnty. Dev. Admin.,
   Sngl. Fam. Mtge. Rev. Prog., Sixth Ser., A.M.T.             Aa               7.125        4/01/14        695           723,926
   Sngl. Fam. Mtge. Rev. Prog., Third Ser.                     Aa               8.00         4/01/18        750           761,032
Maryland St. Ind. Dev. Fin. Auth. Rev., Amer. Ctr. for
   Physics                                                     BBB(c)           6.625        1/01/17      1,000         1,072,320
Maryland St. Trans. Auth., Baltimore-Washington Int'l.
   Arpt., A.M.T., F.G.I.C.                                     Aaa              6.25         7/01/14      1,750         1,863,435
Maryland Wtr. Qual. Fin. Admin., Revolving Loan Fund
   Rev., Ser. A                                                Aa               5.90         9/01/04        565           610,319
Montgomery Cnty.,
   Gen. Oblig., Cons. Pub. Impvt.                              Aaa              9.75         6/01/01        450           533,273
   Gen. Oblig., Cons. Pub. Impvt., Ser. A                      Aaa              5.75        10/01/07      1,300         1,401,764
   Sngl. Fam. Mtge. Rev., Ser. B, A.M.T.                       Aa2              6.05         7/01/27      1,250         1,275,837
Northeast Maryland Waste Disp. Auth., Solid Waste Rev.,
   Baltimore City Sludge Proj.                                 NR               7.25         7/01/07        847           917,614
   Montgomery Cnty. Res. Rec. Proj.                            A                6.00         7/01/07      1,000         1,064,890
Prince Georges Cnty.,
   Gen. Oblig., Cons. Pub. Impvt.                              A1               5.25        10/01/11      1,000         1,018,930
   Hosp. Rev., Dimensions Hlth. Corp.                          A3               5.375        7/01/14      1,000           980,400
   Hosp. Rev., Dimensions Hlth. Corp.                          A                5.30         7/01/24        500           477,920
   Hsg. Auth. Mtge. Rev., Langley Gardens Apts. Proj.,
      A.M.T., G.N.M.A.                                         AAA(c)           5.75         8/20/29        500           496,375
   Poll. Cntrl. Rev., Ref., Potomac Elec. Proj., M.B.I.A.      Aaa              5.75         3/15/10      1,100         1,179,354
   Stormwater Mgmt.                                            Aa               6.50         3/15/03      1,140         1,252,507

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-87

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         MARYLAND SERIES
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                                Rating        Interest     Maturity     Amount           Value
Description (a)                                              (Unaudited)        Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Elec. Pwr. Auth. Rev., Ser. AA                     Aaa              5.25%        7/01/16   $    750       $   739,358
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                  Aaa              6.966        1/16/15      1,000(d)      1,001,250
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp.,
   F.S.A.                                                      Aaa              6.50         9/01/12      1,000         1,142,170
Washington D.C., Metro. Area Transit Auth. Rev., F.G.I.C.      Aaa              6.00         7/01/08      1,000         1,095,980
                                                                                                                      -----------
Total long-term investments (cost $30,252,311)                                                                         31,895,367
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--1.5%
Maryland Natl. Cap. Pk. & Planning Comn.                       A1+(c)           3.75         9/02/97        200           200,000
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., F.R.W.D.      VMIG1            2.90         9/03/97        300           300,000
                                                                                                                      -----------
Total short-term investments (cost $500,000)                                                                              500,000
                                                                                                                      -----------
Total Investments--98.0%
(cost $30,752,311; Note 4)                                                                                             32,395,367
Other assets in excess of liabilities--2.0%                                                                               642,628
                                                                                                                      -----------
Net Assets--100%                                                                                                      $33,037,995
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
NR - Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-88

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MARYLAND SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1997
                                                                                                                ---------------
Investments, at value (cost $30,752,311)..................................................................        $32,395,367
Cash......................................................................................................             29,138
Interest receivable.......................................................................................            549,312
Receivable for investments sold...........................................................................            254,749
Other assets..............................................................................................                989
Receivable for Series shares sold.........................................................................                 50
                                                                                                                ---------------
   Total assets...........................................................................................         33,229,605
                                                                                                                ---------------
Liabilities
Accrued expenses..........................................................................................            112,838
Payable for Series shares reacquired......................................................................             31,793
Dividends payable.........................................................................................             23,203
Management fee payable....................................................................................             12,713
Distribution fee payable..................................................................................              7,796
Deferred trustee's fees...................................................................................              3,267
                                                                                                                ---------------
   Total liabilities......................................................................................            191,610
                                                                                                                ---------------
Net Assets................................................................................................        $33,037,995
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................        $    30,055
   Paid-in capital in excess of par.......................................................................         31,321,920
                                                                                                                ---------------
                                                                                                                   31,351,975
   Accumulated net realized gain on investments...........................................................             42,964
   Net unrealized appreciation on investments.............................................................          1,643,056
                                                                                                                ---------------
Net assets, August 31, 1997...............................................................................        $33,037,995
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($18,558,080 / 1,689,196 shares of beneficial interest issued and outstanding)......................             $10.99
   Maximum sales charge (3% of offering price)............................................................                .34
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.33
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($14,411,765 / 1,310,122 shares of beneficial interest issued and outstanding)......................             $11.00
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($68,150 / 6,195 shares of beneficial interest issued and outstanding)..............................             $11.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-89

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1997
Income
   Interest...................................     $ 1,980,854
                                                 ---------------
Expenses
   Management fee.............................         175,657
   Distribution fee--Class A..................          18,970
   Distribution fee--Class B..................          80,564
   Distribution fee--Class C..................             367
   Custodian's fees and expenses..............          66,000
   Reports to shareholders....................          43,000
   Registration fees..........................          36,000
   Transfer agent's fees and expenses.........          31,000
   Audit fee..................................          10,000
   Legal fees and expenses....................           9,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................           9,160
                                                 ---------------
      Total expenses..........................         483,718
   Less: Management fee waiver (Note 2).......         (17,566)
       Custodian fee credit (Note 1)..........          (7,720)
                                                 ---------------
      Net expenses............................         458,432
                                                 ---------------
Net investment income.........................       1,522,422
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................         307,115
   Financial futures contract transactions....        (228,802)
                                                 ---------------
                                                        78,313
                                                 ---------------
Net change in unrealized appreciation (depreciation) of:
   Investments................................       1,152,180
                                                 ---------------
Net gain on investments.......................       1,230,493
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 2,752,915
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                          1997             1996
Operations
   Net investment income........  $    1,522,422    $   1,725,293
   Net realized gain on
      investment transactions...          78,313          992,267
   Net change in unrealized
      appreciation
      (depreciation) of
      investments...............       1,152,180         (673,563)
                                  --------------    -------------
   Net increase in net assets
      resulting from
      operations................       2,752,915        2,043,997
                                  --------------    -------------
Dividends and distributions
   (Note 1):
   Dividends from net investment
      income
      Class A...................        (856,637)        (867,743)
      Class B...................        (663,966)        (855,800)
      Class C...................          (1,819)          (1,750)
                                  --------------    -------------
                                      (1,522,422)      (1,725,293)
                                  --------------    -------------
   Distributions in excess of
      net investment income
      Class A...................         (10,676)              --
      Class B...................          (9,184)              --
      Class C...................             (28)              --
                                  --------------    -------------
                                         (19,888)              --
                                  --------------    -------------
   Distributions from net
      realized gains
      Class A...................        (229,545)              --
      Class B...................        (197,458)              --
      Class C...................            (597)              --
                                  --------------    -------------
                                        (427,600)              --
                                  --------------    -------------
Series share transactions (net
   of share conversions) (Note
   5):
   Net proceeds from shares
      sold......................         767,369        2,762,194
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............       1,326,652        1,114,649
   Cost of shares reacquired....      (6,736,831)      (6,489,419)
                                  --------------    -------------
   Net decrease in net assets
      from Series share
      transactions..............      (4,642,810)      (2,612,576)
                                  --------------    -------------
Total decrease..................      (3,859,805)      (2,293,872)
Net Assets
Beginning of year...............      36,897,800       39,191,672
                                  --------------    -------------
End of year.....................  $   33,037,995    $  36,897,800
                                  --------------    -------------
                                  --------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-90

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MARYLAND SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The Maryland Series (the 'Series') commenced investment operations on January 22, 1985. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series, as a writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                      B-91

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MARYLAND SERIES
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $19,888, decrease accumulated net realized gains by $41,305 and increase paid-in capital in excess of par by $21,417. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's service, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to September 1, 1997, PIFM agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $17,566 ($0.006 per share; .05% of average net assets) for the year ended August 31, 1997. The Series is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1997.

PSI has advised the Series that it has received approximately $4,800 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended August 31, 1997, it received approximately $30,500 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PSI are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be
--------------------------------------------------------------------------------
                                      B-92

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MARYLAND SERIES
--------------------------------------------------------------------------------
at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of August 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1997, the Series incurred fees of approximately $23,200 for the services of PMFS. As of August 31, 1997, approximately $1,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1997 were $10,307,748 and $15,075,696, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1997 was substantially the same as for financial reporting purposes and, accordingly net unrealized appreciation of investments for federal income tax purposes was $1,643,056 (gross unrealized appreciation--$1,657,700; gross unrealized depreciation $14,644).
------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the years ended August 31, 1997 and August 31, 1996 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1997
Shares sold........................       20,673    $    224,724
Shares issued in reinvestment of
  dividends........................       69,189         749,136
Shares reacquired..................     (344,495)     (3,737,905)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (254,633)     (2,764,045)
Shares issued upon conversion from
  Class B..........................      236,576       2,564,070
                                      ----------    ------------
Net decrease in shares
  outstanding......................      (18,057)   $   (199,975)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold........................       58,783    $    649,434
Shares issued in reinvestment of
  dividends........................       53,117         575,999
Shares reacquired..................     (308,466)     (3,328,355)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (196,566)     (2,102,922)
Shares issued upon conversion from
  Class B..........................      240,370       2,604,069
                                      ----------    ------------
Net increase in shares
  outstanding......................       43,804    $    501,147
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended August 31, 1997:
Shares sold........................       47,087    $    508,644
Shares issued in reinvestment of
  dividends........................       53,118         575,850
Shares reacquired..................     (275,123)     (2,982,939)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (174,918)     (1,898,445)
Shares reacquired upon conversion
  into Class A.....................     (236,258)     (2,564,070)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (411,176)   $ (4,462,515)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold........................      192,644    $  2,088,999
Shares issued in reinvestment of
  dividends and distributions......       49,517         537,616
Shares reacquired..................     (287,898)     (3,130,338)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................      (45,737)       (503,723)
Shares reacquired upon conversion
  into Class A.....................     (240,066)     (2,604,069)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (285,803)   $ (3,107,792)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                      B-93

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MARYLAND SERIES
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1997:
Shares sold........................        3,134    $     34,001
Shares issued in reinvestment of
  dividends........................          153           1,666
Shares reacquired..................       (1,479)        (15,987)
                                      ----------    ------------
Net increase in shares
  outstanding......................        1,808    $     19,680
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold........................        2,200    $     23,761
Shares issued in reinvestment of
  dividends........................           96           1,034
Shares reacquired..................       (2,795)        (30,726)
                                      ----------    ------------
Net decrease in shares
  outstanding......................         (499)   $     (5,931)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                      B-94

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                             Class A
                                                      ------------------------------------------------------
                                                                      Year Ended August 31,
                                                      ------------------------------------------------------
                                                       1997        1996        1995        1994        1993
                                                      -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $ 10.74     $ 10.66     $ 10.66     $ 11.64     $11.11
                                                      -------     -------     -------     -------     ------
Income from investment operations
Net investment income...............................      .49(a)      .51(a)      .53(a)      .57        .62
Net realized and unrealized gain (loss) on
   investment transactions..........................      .39         .08         .10        (.77)       .65
                                                      -------     -------     -------     -------     ------
   Total from investment operations.................      .88         .59         .63        (.20)      1.27
                                                      -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income................     (.49)       (.51)       (.53)       (.57)      (.62)
Distributions paid in excess of net investment
   income...........................................     (.01)         --          --          --         --
Distributions from net realized gains...............     (.13)         --        (.10)       (.21)      (.12)
                                                      -------     -------     -------     -------     ------
   Total distributions..............................     (.63)       (.51)       (.63)       (.78)      (.74)
                                                      -------     -------     -------     -------     ------
Net asset value, end of year........................  $ 10.99     $ 10.74     $ 10.66     $ 10.66     $11.64
                                                      -------     -------     -------     -------     ------
                                                      -------     -------     -------     -------     ------
TOTAL RETURN(b):....................................     8.38%       5.58%       6.32%      (1.75)%    11.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $18,558     $18,339     $17,726     $ 2,709     $2,930
Average net assets (000)............................  $18,970     $18,484     $11,341     $ 2,877     $2,068
Ratios to average net assets:
   Expenses, including distribution fees............     1.12%(a)    1.10%(a)    1.30%(a)     .95%       .96%
   Expenses, excluding distribution fees............     1.02%(a)    1.00%(a)    1.20%(a)     .85%       .86%
   Net investment income............................     4.52%(a)    4.69%(a)    4.96%(a)    5.18%      5.51%
For Class A, B and C shares:
   Portfolio turnover rate..........................       30%         42%         49%         40%        41%

---------------
(a)  Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-95

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                              Class B
                                                      --------------------------------------------------------
                                                                       Year Ended August 31,
                                                      --------------------------------------------------------
                                                        1997        1996        1995        1994        1993
                                                      --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.75     $ 10.67     $ 10.67     $ 11.65     $ 11.12
                                                      --------     -------     -------     -------     -------
Income from investment operations
Net investment income...............................       .45(a)      .47(a)      .49(a)      .53         .58
Net realized and unrealized gain (loss) on
   investment transactions..........................       .39         .08         .10        (.77)        .65
                                                      --------     -------     -------     -------     -------
   Total from investment operations.................       .84         .55         .59        (.24)       1.23
                                                      --------     -------     -------     -------     -------
Less distributions
Dividends from net investment income................      (.45)       (.47)       (.49)       (.53)       (.58)
Distributions paid in excess of net investment
   income...........................................      (.01)         --          --          --          --
Distributions from net realized gains...............      (.13)         --        (.10)       (.21)       (.12)
                                                      --------     -------     -------     -------     -------
   Total distributions..............................      (.59)       (.47)       (.59)       (.74)       (.70)
                                                      --------     -------     -------     -------     -------
Net asset value, end of year........................  $  11.00     $ 10.75     $ 10.67     $ 10.67     $ 11.65
                                                      --------     -------     -------     -------     -------
                                                      --------     -------     -------     -------     -------
TOTAL RETURN(b):....................................      7.94%       5.16%       5.88%      (2.13)%     11.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $ 14,412     $18,512     $21,414     $51,198     $57,598
Average net assets (000)............................  $ 16,113     $19,898     $33,497     $55,223     $53,780
Ratios to average net assets:
   Expenses, including distribution fees............      1.52%(a)    1.50%(a)    1.55%(a)    1.35%       1.36%
   Expenses, excluding distribution fees............      1.02%(a)    1.00%(a)    1.05%(a)     .85%        .86%
   Net investment income............................      4.12%(a)    4.30%(a)    4.84%(a)    4.77%       5.11%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-96

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                                Class C
                                                        --------------------------------------------------------
                                                                         Year Ended August 31,
                                                        --------------------------------------------------------
                                                          1997                  1996                    1995
                                                        --------            ------------            ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  10.75               $10.67                 $  10.67
                                                        --------                -----                   ------
Income from investment operations
Net investment income...............................         .42(a)               .44(a)                   .47(a)
Net realized and unrealized gain (loss) on
   investment transactions..........................         .39                  .08                      .10
                                                        --------                -----                   ------
   Total from investment operations.................         .81                  .52                      .57
                                                        --------                -----                   ------
Less distributions
Dividends from net investment income................        (.42)                (.44)                    (.47)
Distributions paid in excess of net investment
   income...........................................        (.01)                  --                       --
Distributions from net realized gains...............        (.13)                  --                     (.10)
                                                        --------                -----                   ------
   Total distributions..............................        (.56)                (.44)                    (.57)
                                                        --------                -----                   ------
Net asset value, end of year........................    $  11.00               $10.75                 $  10.67
                                                        --------                -----                   ------
                                                        --------                -----                   ------
TOTAL RETURN(c):....................................        7.68%                4.90%                    5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $     68               $   47                 $     52
Average net assets (000)............................    $     49               $   43                 $     58
Ratios to average net assets:
   Expenses, including distribution fees............        1.77%(a)             1.75%(a)                 1.82%(a)
   Expenses, excluding distribution fees............        1.02%(a)             1.00%(a)                 1.07%(a)
   Net investment income............................        3.72%(a)             4.05%(a)                 4.55%(a)

                                                      August 1,
                                                       1994(d)
                                                       through
                                                      August 31,
                                                         1994
                                                      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $  10.70
                                                      ----------
Income from investment operations
Net investment income...............................        .05
Net realized and unrealized gain (loss) on
   investment transactions..........................       (.03)
                                                      ----------
   Total from investment operations.................        .02
                                                      ----------
Less distributions
Dividends from net investment income................       (.05)
Distributions paid in excess of net investment
   income...........................................         --
Distributions from net realized gains...............         --
                                                      ----------
   Total distributions..............................       (.05)
                                                      ----------
Net asset value, end of year........................   $  10.67
                                                      ----------
                                                      ----------
TOTAL RETURN(c):....................................        .07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................   $    102
Average net assets (000)............................   $     31
Ratios to average net assets:
   Expenses, including distribution fees............       2.21%(b)
   Expenses, excluding distribution fees............       1.47%(b)
   Net investment income............................       4.75%(b)

---------------
(a) Net of management fee waiver.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-97

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             MARYLAND SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Maryland Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Maryland Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for each of the four periods in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                      B-98

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                            MARYLAND SERIES
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the year ended August 31, 1993 through the year ended August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 MARYLAND SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Maryland Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Maryland Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.9%
Attleboro Massachusetts, Gen. Oblig., A.M.B.A.C.                 Aaa              5.125%      12/01/15    $ 1,000(e)  $   971,520
Boston Massachusetts Ind. Dev. Fin. Auth., Swr. Fac. Rev.,
   Harbor Elec. Energy Co. Proj., A.M.T.                         Baa1             7.375        5/15/15      1,500       1,630,530
Boston Massachusetts, Gen. Oblig., Ser. A, F.G.I.C.              Aaa              5.00        11/01/13      1,000         971,840
Brockton Massachusetts, Gen. Oblig.                              A-(c)            6.125        6/15/18      1,030       1,072,910
Holyoke Massachusetts, Gen. Oblig., School Proj., M.B.I.A.       Aaa              8.10         6/15/05        700(f)      826,392
Lowell Massachusetts, Gen. Oblig.                                Aaa              7.625        2/15/10        750(f)      848,857
Lynn Mass. Wtr. & Swr. Comn., Gen. Rev., Ser. A, M.B.I.A.        Aaa              7.25        12/01/10      2,100(f)(e) 2,326,779
Mass. Bay Trans. Auth., Ser. C                                   A1               5.00         3/01/24      1,250       1,163,337
Mass. St. Gen. Oblig.,
   Ser. A                                                        Aaa              5.75         8/01/10      2,000       2,143,400
   Ser. A, A.M.B.A.C.                                            Aaa              5.00         7/01/12      1,000         988,590
   Ser. C, F.G.I.C.                                              Aaa              6.00         8/01/09      1,500       1,646,160
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Beth Israel Hospital, A.M.B.A.C.                              Aaa              8.471(d)     7/01/25      1,500(e)    1,608,750
   Dana Farber Cancer Proj., Ser. G-1                            A1               6.25        12/01/22        625         657,300
   Faulkner Hospital, Ser. C                                     Baa1             6.00         7/01/23      1,500       1,508,610
   Holyoke Hospital, Ser. B                                      Baa3             6.50         7/01/15      1,250       1,281,925
   Jordan Hospital, Ser. C                                       A-(c)            6.875       10/01/22      1,350       1,451,817
   Med. Academic & Scientific A                                  A-(c)            6.625        1/01/15      1,000       1,079,890
   Newton-Wellesley Hospital, Ser. E, M.B.I.A.                   Aaa              5.875        7/01/15      1,000       1,037,350
   Valley Regional Hlth. Sys.                                    AAA(c)           7.00         7/01/10        825         977,287
   Valley Regional Hlth. Sys., Ser. B                            Aaa              8.00         7/01/18      1,000(f)    1,116,670
   Winchester Hospital, Ser. D                                   AAA(c)           5.75         7/01/24      1,000       1,013,040
Mass. St. Hsg. Fin. Agcy. Hsg. Rev., Sngl. Fam. Mtge., Ser.
   6                                                             Aa               8.10        12/01/14      1,755       1,806,860
Mass. St. Ind. Fin. Agcy. Rev.,
   Brooks School                                                 A3               5.95         7/01/23        640         649,946
   Cape Cod Hlth. Sys.                                           Aaa              8.50        11/15/20      2,000(f)(e) 2,285,740
   Merrimack College, M.B.I.A.                                   Aaa              5.00         7/01/27        500         464,205
   Phillips Academy                                              Aa1              5.375        9/01/23      1,000(e)      978,750
   Worcester Polytech. Inst., M.B.I.A.                           Aaa              5.125        9/01/27      1,000         948,010
Mass. St. Mun. Wholesale Elec. Co., Pwr. Supply Sys. Rev.,
   Ser. A, A.M.B.A.C.                                            Aaa              5.00         7/01/14      1,500       1,442,100
Mass. St. Port Auth. Rev.,
   Ser. B, A.M.T.                                                Aa               5.00         7/01/18      1,000         933,660
   Bosfuel Proj., A.M.T.                                         Aaa              5.50         7/01/18        500         491,440
Mass. St. Water Poll. Abatement Trust Rev.,
   Ser. 3                                                        Aaa              5.625        2/01/16      1,000       1,027,530
   Ser. A                                                        Aa               6.00         8/01/05      1,000       1,081,690
   Ser. A                                                        Aa               6.375        2/01/15      1,000       1,079,500
Mass. St. Water Res. Auth. Rev., Ser. B, M.B.I.A.                Aaa              6.25        12/01/11      1,000       1,124,070
Palmer Massachusetts, Gen. Oblig., Ser. F, A.M.B.A.C.            Aaa              7.30         3/01/10        500(f)      545,435

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-101

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Plymouth County Corr. Facs. Proj., Cert. of Part., Ser. A        A-(c)             7.00%       4/01/22   $    500     $   557,695
Puerto Rico Commonwealth,
   Aqueduct & Swr. Auth. Rev., M.B.I.A.                          Aaa               6.00        7/01/07      1,000       1,098,920
   Gen. Oblig., A.M.B.A.C.                                       Aaa               7.00        7/01/10      1,000       1,196,160
Puerto Rico Electric Pwr. Auth. Rev., Ser. T                     Baa1              6.375       7/01/24      1,000       1,088,140
Quabbin Mass. Reg. School Dist., Jr.- Sr. High Sch. Proj.,
   M.B.I.A.                                                      Aaa               5.50        6/15/06      1,045       1,099,194
                                                                                                                      -----------
Total long-term investments (cost $42,696,842)                                                                         46,221,999
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--1.3%
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Cap. Asset Prog., Ser. 85B, F.R.D.D., M.B.I.A.                VMIG1            3.70         9/02/97        100         100,000
   Cap. Asset Prog., Ser. 85C, F.R.D.D., M.B.I.A.                VMIG1            3.70         9/02/97        500         500,000
                                                                                                                      -----------
Total short-term investments (cost $600,000)                                                                              600,000
                                                                                                                      -----------
                                                                                            Expiration
OUTSTANDING CALL OPTION PURCHASED                                                              Date      Contracts(g)
                                                                                            ----------   ---------
U. S. Treasury Bond Futures, @ $118.00
   (cost $30,262)                                                NR              --           11/15/97         30           8,438
Total Investments--99.2%
   (cost $43,327,104; Note 4)                                                                                          46,830,437
Other assets in excess of liabilities--0.8%                                                                               384,874
                                                                                                                      -----------
Net Assets--100%                                                                                                      $47,215,311
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(e) Securities segregated as collateral for options on futures.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(g) One contract equals $1,000 face value.
NR - Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-102

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1997
Investments, at value (cost $43,327,104)..................................................................        $46,830,437
Cash......................................................................................................             37,931
Interest receivable.......................................................................................            569,955
Receivable for investments sold...........................................................................            494,927
Other assets..............................................................................................              1,293
Receivable for Series shares sold.........................................................................                277
                                                                                                                ---------------
   Total assets...........................................................................................         47,934,820
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................            562,099
Accrued expenses..........................................................................................             88,985
Dividends payable.........................................................................................             36,352
Management fee payable....................................................................................             18,427
Distribution fee payable..................................................................................             10,379
Deferred trustee's fees...................................................................................              3,267
                                                                                                                ---------------
   Total liabilities......................................................................................            719,509
                                                                                                                ---------------
Net Assets................................................................................................        $47,215,311
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................        $    40,411
   Paid-in capital in excess of par.......................................................................         43,268,178
                                                                                                                ---------------
                                                                                                                   43,308,589
   Accumulated net realized gain on investments...........................................................            403,389
   Net unrealized appreciation on investments.............................................................          3,503,333
                                                                                                                ---------------
Net assets, August 31, 1997...............................................................................        $47,215,311
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($28,889,701 / 2,472,094 shares of beneficial interest issued and outstanding)......................             $11.69
   Maximum sales charge (3% of offering price)............................................................                .36
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $12.05
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($18,247,250 / 1,562,305 shares of beneficial interest issued and outstanding)......................             $11.68
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($78,156 / 6,692 shares of beneficial interest issued and outstanding)..............................             $11.68
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($204.31 / 17,485 shares of beneficial interest issued and outstanding).............................             $11.68
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-103

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1997
Income
   Interest...................................     $ 2,965,145
                                                 ---------------
Expenses
   Management fee.............................         247,224
   Distribution fee--Class A..................          29,096
   Distribution fee--Class B..................         101,504
   Distribution fee--Class C..................             358
   Custodian's fees and expenses..............          73,000
   Report to shareholders.....................          50,000
   Registration fees..........................          39,000
   Transfer agent's fees and expenses.........          34,000
   Audit fees.................................          10,000
   Legal fees and expenses....................           9,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................           3,968
                                                 ---------------
      Total expenses..........................         601,150
   Less: Management fee waiver (Note 2).......         (24,722)
      Custodian fee credit....................          (1,144)
                                                 ---------------
      Net expenses............................         575,284
                                                 ---------------
Net investment income.........................       2,389,861
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................         819,926
   Financial futures transactions.............        (203,630)
                                                 ---------------
                                                       616,296
                                                 ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments................................         767,106
                                                 ---------------
Net gain on investments.......................       1,383,402
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 3,773,263
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1997             1996
Operations
   Net investment income..........   $   2,389,861    $  2,623,076
   Net realized gain on investment
      transactions................         616,296       1,014,811
   Net change in unrealized
      appreciation/depreciation of
      investments.................         767,106      (1,098,536)
                                    --------------    ------------
   Net increase in net assets
      resulting from operations...       3,773,263       2,539,351
                                    --------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................      (1,453,832)     (1,420,826)
      Class B.....................        (933,942)     (1,200,467)
      Class C.....................          (2,079)         (1,783)
      Class Z.....................              (8)             --
                                    --------------    ------------
                                        (2,389,861)     (2,623,076)
                                    --------------    ------------
   Distributions from net realized gains
      Class A.....................        (438,140)       (162,429)
      Class B.....................        (318,452)       (151,088)
      Class C.....................            (708)           (242)
      Class Z.....................              (3)             --
                                    --------------    ------------
                                          (757,303)       (313,759)
                                    --------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................       1,727,524       2,218,216
   Net asset value of shares
      issued in reinvestment of
      dividends...................       1,848,518       1,723,072
   Cost of shares reacquired......      (7,848,716)     (8,587,851)
                                    --------------    ------------
   Net decrease in net assets from
      Series share transactions...      (4,272,674)     (4,646,563)
                                    --------------    ------------
Total decrease....................      (3,646,575)     (5,044,047)
Net Assets
Beginning of year.................      50,861,886      55,905,933
                                    --------------    ------------
End of year.......................   $  47,215,311    $ 50,861,886
                                    --------------    ------------
                                    --------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-104

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.

The Series, as a writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based
--------------------------------------------------------------------------------
                                      B-105

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated realized gains and increase paid-in capital in excess of par by $27,121. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to September 1, 1997, PIFM agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $24,722 ($0.01 per share .05% of average net assets) for the year ended August 31, 1997. The Series is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1997.

PSI has advised the Series that it has received approximately $3,300 in front-end sales charges resulting from sales of Class A shares for the year ended August 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI advised the Series that for the year ended August 31, 1997, it received approximately $35,038 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of August 31, 1997.
--------------------------------------------------------------------------------
                                      B-106

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended August 31, 1997, the Series incurred fees of approximately $24,000 for the services of PMFS. As of August 31, 1997, approximately $2,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1997, were $10,240,093 and $15,095,534, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1997 was $43,414,109 and accordingly, net realized appreciation of investments for federal income tax purposes was $3,416,328 (gross unrealized appreciation--$3,443,334, gross unrealized depreciation--$27,006).
------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective December 6, 1996 the Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the years ended August 31, 1997 and August 31, 1996 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------    -----------
Year ended August 31, 1997:
Shares sold..........................      29,208    $   340,810
Shares issued in reinvestment of
  dividends and distributions........      99,365      1,152,062
Shares reacquired....................    (366,281)    (4,252,429)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (237,708)    (2,759,557)
Shares issued upon conversion from
  Class B............................     277,806      3,225,709
                                       ----------    -----------
Net increase in shares outstanding...      40,098    $   466,152
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1996:
Shares sold..........................      41,217    $   487,329
Shares issued in reinvestment of
  dividends and distributions........      80,396        943,108
Shares reacquired....................    (389,160)    (4,544,162)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (267,547)    (3,113,725)
Shares issued upon conversion from
  Class B............................     333,272      3,892,048
                                       ----------    -----------
Net increase in shares outstanding...      65,725    $   778,323
                                       ----------    -----------
                                       ----------    -----------
Class B
-------------------------------------
Year ended August 31, 1997:
Shares sold..........................     115,658    $ 1,343,826
Shares issued in reinvestment of
  dividends and distributions........      59,887        693,710
Shares reacquired....................    (309,225)    (3,583,222)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (133,680)    (1,545,686)
Shares issued upon conversion from
  Class B............................    (277,895)    (3,225,709)
                                       ----------    -----------
Net decrease in shares outstanding...    (411,575)   $(4,771,395)
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1996:
Shares sold..........................     144,346    $ 1,689,531
Shares issued in reinvestment of
  dividends and distributions........      66,308        777,976
Shares reacquired....................    (343,488)    (4,032,383)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (132,834)    (1,564,876)
Shares reacquired upon conversion
  into Class A.......................    (333,455)    (3,892,048)
                                       ----------    -----------
Net decrease in shares outstanding...    (466,289)   $(5,456,924)
                                       ----------    -----------
                                       ----------    -----------

--------------------------------------------------------------------------------
                                      B-107

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

Class C                                  Shares        Amount
-------------------------------------  ----------    -----------
Year ended August 31, 1997:
Shares sold..........................       3,642    $    42,688
Shares issued in reinvestment of
  dividends and distributions........         236          2,740
Shares reacquired....................      (1,127)       (13,065)
                                       ----------    -----------
Net increase in shares outstanding...       2,751    $    32,363
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1996:
Shares sold..........................       3,492    $    41,356
Shares issued in reinvestment of
  dividends and distributions........         170          1,988
Shares reacquired....................        (958)       (11,306)
                                       ----------    -----------
Net increase in shares outstanding...       2,704    $    32,038
                                       ----------    -----------
                                       ----------    -----------
Class Z
-------------------------------------
December 6, 1996(a) through
  year ended August 31, 1997:
Shares sold..........................          17    $       200
Shares issued in reinvestment of
  distributions......................           1              6
Shares reacquired....................          --             --
                                       ----------    -----------
Net increase in shares outstanding...          18    $       206
                                       ----------    -----------
                                       ----------    -----------

------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                      B-108

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                             Class A
                                                      -----------------------------------------------------
                                                                      Year Ended August 31,
                                                      -----------------------------------------------------
                                                       1997        1996        1995        1994       1993
                                                      -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $ 11.54     $ 11.63     $ 11.37     $12.17     $11.50
                                                      -------     -------     -------     ------     ------
Income from investment operations
Net investment income...............................      .58(a)      .59(a)      .65(a)     .67        .68
Net realized and unrealized gain (loss) on
   investment transactions..........................      .33        (.02)        .26       (.73)       .67
                                                      -------     -------     -------     ------     ------
   Total from investment operations.................      .91         .57         .91       (.06)      1.35
                                                      -------     -------     -------     ------     ------
Less distributions
Dividends from net investment income................     (.58)       (.59)       (.65)      (.67)      (.68)
Distributions from net realized gains...............     (.18)       (.07)         --       (.07)        --
                                                      -------     -------     -------     ------     ------
   Total distributions..............................     (.76)       (.66)       (.65)      (.74)      (.68)
                                                      -------     -------     -------     ------     ------
Net asset value, end of year........................  $ 11.69     $ 11.54     $ 11.63     $11.37     $12.17
                                                      -------     -------     -------     ------     ------
                                                      -------     -------     -------     ------     ------
TOTAL RETURN(b):....................................     8.10%       4.93%       8.33%      (.58)%    12.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $28,890     $28,058     $27,525     $2,293     $2,325
Average net assets (000)............................  $29,096     $28,091     $15,837     $2,578     $1,336
Ratios to average net assets:
   Expenses, including distribution fees............     1.00%(a)    1.06%(a)     .97%(a)    .87%       .95%
   Expenses, excluding distribution fees............      .90%(a)     .96%(a)     .87%(a)    .77%       .85%
   Net investment income............................     5.00%(a)    5.06%(a)    5.59%(a)   5.60%      5.79%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................       22%         18%         36%        33%        56%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-109

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                              Class B
                                                      -------------------------------------------------------
                                                                       Year Ended August 31,
                                                      -------------------------------------------------------
                                                       1997        1996        1995        1994        1993
                                                      -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $ 11.53     $ 11.62     $ 11.36     $ 12.17     $ 11.49
                                                      -------     -------     -------     -------     -------
Income from investment operations
Net investment income...............................      .53(a)      .54(a)      .60(a)      .61         .63
Net realized and unrealized gain (loss) on
   investment transactions..........................      .33        (.02)        .26        (.74)        .68
                                                      -------     -------     -------     -------     -------
   Total from investment operations.................      .86         .52         .86        (.13)       1.31
                                                      -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income................     (.53)       (.54)       (.60)       (.61)       (.63)
Distributions from net realized gains...............     (.18)       (.07)         --        (.07)         --
                                                      -------     -------     -------     -------     -------
   Total distributions..............................     (.71)       (.61)       (.60)       (.68)       (.63)
                                                      -------     -------     -------     -------     -------
Net asset value, end of year........................  $ 11.68     $ 11.53     $ 11.62     $ 11.36     $ 12.17
                                                      -------     -------     -------     -------     -------
                                                      -------     -------     -------     -------     -------
TOTAL RETURN(b):....................................     7.67%       4.51%       7.90%      (1.15)%     11.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $18,247     $22,758     $28,367     $55,420     $61,121
Average net assets (000)............................  $20,301     $25,751     $39,455     $59,544     $55,965
Ratios to average net assets:
   Expenses, including distribution fees............     1.40%(a)    1.46%(a)    1.34%(a)    1.27%       1.35%
   Expenses, excluding distribution fees............      .90%(a)     .96%(a)     .84%(a)     .77%        .85%
   Net investment income............................     4.60%(a)    4.66%(a)    5.37%(a)    5.20%       5.39%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-110

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                            Class C                             Class Z
                                                      ---------------------------------------------------     ------------
                                                                                               August 1,      December 6,
                                                                                                1994(d)         1996(e)
                                                             Year Ended August 31,              through         through
                                                      ------------------------------------     August 31,      August 31,
                                                       1997         1996           1995           1994            1997
                                                      ------        -----          -----          -----           -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $11.53       $11.62         $11.36         $11.41          $11.80
                                                      ------        -----          -----          -----           -----
Income from investment operations
Net investment income...............................     .50(a)       .51(a)         .57(a)         .04             .47(a)
Net realized and unrealized gain (loss) on
   investment transactions..........................     .33         (.02)           .26           (.05)            .06
                                                      ------        -----          -----          -----           -----
   Total from investment operations.................     .83          .49            .83           (.01)            .53
                                                      ------        -----          -----          -----           -----
Less distributions
Dividends from net investment income................    (.50)        (.51)          (.57)          (.04)           (.47)
Distributions from net realized gains...............    (.18)        (.07)            --             --            (.18)
                                                      ------        -----          -----          -----           -----
   Total distributions..............................    (.68)        (.58)          (.57)          (.04)           (.65)
                                                      ------        -----          -----          -----           -----
Net asset value, end of year........................  $11.68       $11.53         $11.62         $11.36          $11.68
                                                      ------        -----          -----          -----           -----
                                                      ------        -----          -----          -----           -----
TOTAL RETURN(b):....................................    7.41%        4.26%          7.60%         (0.27)%          4.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $   78       $   45         $   14         $  216(f)       $  204(f)
Average net assets (000)............................  $   48       $   41         $   14         $   15(f)       $  200(f)
Ratios to average net assets:
   Expenses, including distribution fees............    1.65%(a)     1.72%(a)       1.60%(a)       1.57%(c)         .90%(ac)
   Expenses, excluding distribution fees............     .90%(a)      .97%(a)        .85%(a)        .82%(c)         .90%(ac)
   Net investment income............................    4.36%(a)     4.39%(a)       5.07%(a)       5.06%(c)        5.55%(ac)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Amounts are actual and not rounded to the nearest thousand.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-111

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996, and the financial highlights for each of the four periods in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                      B-112

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the year ended August 31, 1993 through the year ended August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Massachusetts Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Massachusetts Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Boston Wtr. & Swr. Comm., Gen. Rev., Ser. 94A, F.R.W.D.              VMIG1         3.15%       9/04/97   $  2,600     $ 2,600,000
City of Haverhill, Gen. Oblig., F.G.I.C.                             Aaa           4.50        6/15/98      1,110       1,115,484
Holyoke Poll. Ctrl. Rev., Ser. 88, F.R.W.D.                          A-1+(c)       3.10        9/03/97      1,700       1,700,000
Mansfield, Gen. Oblig., Ser. 97, F.G.I.C.                            NR            5.50        8/15/98        700         710,694
Mass. Bay Trans. Auth., Ser. 97A                                     MIG2          4.25        2/27/98      1,000       1,001,051
Mass. Comnwlth., Ded. Inc. Tax, F.R.D.D.
   Ser. 90B                                                          VMIG1         3.65        9/02/97        200         200,000
   Ser. 90E                                                          VMIG1         3.65        9/02/97        100         100,000
Mass. Mun. Whsl. Elec. Co. Pwr. Supply Sys. Rev., Ser. 94C,
   F.R.W.D.                                                          VMIG1         3.20        9/03/97      2,500       2,500,000
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Boston Univ., Ser. 85H, T.E.C.P.                                  VMIG1         3.80        1/21/98      1,500       1,500,000
   Cap. Asset Prog., Ser. 85B, F.R.D.D., M.B.I.A.                    VMIG1         3.70        9/02/97        200         200,000
   Cap. Asset Prog., Ser. 85C, F.R.D.D., M.B.I.A.                    VMIG1         3.70        9/02/97        800         800,000
   Harvard Univ., Ser. 89L, T.E.C.P.                                 VMIG1         3.60       10/24/97      1,000       1,000,000
   Harvard Univ., Ser. 89L, T.E.C.P.                                 VMIG1         3.70       11/21/97      1,000       1,000,000
   Partners Hlth. Care, F.R.W.D., F.S.A.                             VMIG1         3.20        9/03/97      2,000       2,000,000
   William College, Ser. E, F.R.W.D.                                 A-1+(c)       3.10        9/03/97      1,465       1,465,000
Mass. St. Hsg. Fin. Agcy. Rev.,
   Long Option Period, Ser. 11, A.N.N.O.T., A.M.B.A.C., A.M.T.       Aaa           3.95        9/01/98      1,220       1,220,000
   Multi-family Rev., Harbor Point, F.R.W.D.                         A-1+(c)       3.25        9/03/97      1,000       1,000,000
Mass. St. Ind. Fin. Agcy. Ind. Rev.,
   Edgewood Retirement Ctr., Ser. 95C, F.R.W.D.                      VMIG1         3.25        9/03/97        640         640,000
   Goddard House, Ser. 95, F.R.W.D.                                  A-1(c)        3.15        9/04/97      2,000       2,000,000
   Governor Dummer Academy, Ser. 96, F.R.W.D.                        A-1+(c)       3.20        9/04/97      1,500       1,500,000
   Hazen Paper Co., Ser. 95, F.R.W.D.S., A.M.T.
      (cost $1,800,000; purchased 11/26/96)                          A-1(c)        3.40        9/04/97      1,800 (f)   1,800,000
   Heritage At Dartmouth, Ser. 96, F.R.W.D., A.M.T.                  VMIG1         3.20        9/04/97      1,500       1,500,000
   Heritage At Hingham, Ser. 97, F.R.W.D.                            VMIG1         3.20        9/04/97      1,500       1,500,000
   Prevention Cruelty, Ser. 97, F.R.W.D.                             A-1(c)        3.25        9/04/97      1,000       1,000,000
   Ocean Spray Cranberry Inc. Proj., Ser. 84, A.N.N.O.T.             A+(c)         3.85       10/15/97      1,100       1,100,000
   Ogden Haverhill Proj., Ser. 86B, F.R.W.D., A.M.T.                 VMIG1         3.15        9/03/97      2,000       2,000,000
   Riverdale Mills Corp., Ser. 95, F.R.W.D.S., A.M.T.
      (cost $1,200,000; purchased 6/23/95)                           A-1(c)        3.40        9/04/97      1,200 (f)   1,200,000
   United Med. Corp. Issue, Ser. 92, F.R.W.D., A.M.T.                P-1           3.20        9/03/97        700         700,000
Mass. St. Ind. Fin. Agcy. Poll. Ctrl.,
   New England Pwr. Co. Proj., Ser. 92, F.R.D.D.                     VMIG1         3.65        9/02/97      1,600       1,600,000
   New England Pwr. Co. Proj., Ser. 93A, T.E.C.P.                    VMIG1         3.80       10/15/97      1,000       1,000,000
Mass. St. Ind. Fin. Auth. Hlth. Care Fac. Rev., Jewish Geriatic
   Svcs. Inc., Ser 97A, F.R.W.D.                                     A-1(c)        3.40        9/03/97      2,000       2,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-115

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mass. St. Port. Auth.,
   Ser. 96, T.E.C.P.                                                 P-1           3.80%      10/07/97   $  2,000     $ 2,000,000
   Multi Modal Rev. Ref., Ser. 95B, F.R.D.D., A.M.T.                 P-1           3.70        9/02/97      2,500       2,500,000
Mass. St. Wtr. Poll., Abatement Trust, Ser. 3                        Aaa           4.50        2/01/98      1,000       1,002,690
Methuen, Gen. Oblig., Ser.97, B.A.N.                                 VMIG1         4.25       12/18/97      1,500       1,502,144
North Andover, Gen. Oblig., F.G.I.C.                                 Aaa           6.00        1/15/98        678         683,649
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Ser. A            Aaa           7.875       7/01/98      1,000 (d)   1,052,255
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Fac. Fin. Auth.
   Rev., Schering-Plough Corp., Ser. 83A, A.N.N.O.T.                 AAA(c)        3.75       12/01/97      2,000       2,000,000
Revere Hsg. Auth. Multi-family Mtge. Rev., Waters Edge Apts.
   Proj.,
   Ser. 91C, F.R.W.D., F.S.A.                                        A1            3.65        9/05/97      1,990       1,990,000
Woburn Mass., Gen. Oblig., M.B.I.A.                                  Aaa           6.00        2/15/98        560         565,839
                                                                                                                      -----------
Total Investments--99.1%
(cost $52,948,806; (e))                                                                                                52,948,806
Other assets in excess of liabilities--0.9%                                                                               491,715
                                                                                                                      -----------
Net Assets--100%                                                                                                      $53,440,521
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.O.T.--Annual Option Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Synthetic Notes (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Associations.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(f) Indicates a restricted security: the aggregate cost of such securities is $3,000,000. The aggregate value ($3,000,000) is approximately 5.6% of net assets.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-116

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1997
Investments, at amortized cost which approximates market value............................................      $  52,948,806
Cash......................................................................................................             53,065
Receivable for investments sold...........................................................................          1,400,288
Receivable for Series shares sold.........................................................................            497,615
Interest receivable.......................................................................................            264,710
Other assets..............................................................................................              1,363
                                                                                                                ---------------
   Total assets...........................................................................................         55,165,847
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................          1,626,107
Accrued expenses..........................................................................................             59,887
Dividends payable.........................................................................................             26,873
Management fee payable....................................................................................              5,814
Distribution fee payable..................................................................................              3,378
Deferred trustee's fees...................................................................................              3,267
                                                                                                                ---------------
   Total liabilities......................................................................................          1,725,326
                                                                                                                ---------------
Net Assets................................................................................................      $  53,440,521
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $     534,405
   Paid-in capital in excess of par.......................................................................         52,906,116
                                                                                                                ---------------
Net assets, August 31, 1997...............................................................................      $  53,440,521
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($53,440,521 / 53,440,521 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized).....................              $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-117

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1997
Income
   Interest and discount earned...............     $ 1,898,136
                                                 ---------------
Expenses
   Management fee.............................         265,392
   Distribution fee...........................          66,348
   Custodian's fees and expenses..............          69,000
   Reports to shareholders....................          26,000
   Transfer agent's fees and expenses.........          24,000
   Registration fees..........................          17,000
   Audit fee..................................           8,000
   Trustees' fees and expenses................           4,000
   Legal fees and expenses....................           4,000
   Insurance expense..........................             900
   Miscellaneous..............................           2,525
                                                 ---------------
      Total expenses..........................         487,165
   Less: Management fee waiver (Note 2).......        (199,044)
       Custodian fee credit...................          (1,731)
                                                 ---------------
      Net expenses............................         286,390
                                                 ---------------
Net investment income.........................       1,611,746
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 1,611,746
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                          1997             1996
Operations
   Net investment income........  $    1,611,746        1,682,042
   Net realized loss on
      investment transactions...              --             (130)
                                  --------------    -------------
   Net increase in net assets
      resulting from
      operations................       1,611,746        1,681,912
                                  --------------    -------------
Dividends and distributions
   (Note 1).....................      (1,611,746)      (1,681,912)
                                  --------------    -------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
   sold.........................     204,476,371      264,188,977
   Net asset value of shares
      issued in reinvestment of
      dividends.................       1,572,134        1,637,636
   Cost of shares reacquired....    (203,119,396)    (272,137,014)
                                  --------------    -------------
   Net increase (decrease) in
      net assets from Series
      share transactions........       2,929,109       (6,310,401)
                                  --------------    -------------
Total increase (decrease).......       2,929,109       (6,310,401)
Net Assets
Beginning of year...............      50,511,412       56,821,813
                                  --------------    -------------
End of year.....................  $   53,440,521    $  50,511,412
                                  --------------    -------------
                                  --------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-118

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Money Market Series (the 'Series') commenced investment operations on August 5, 1991. The Series is non-diversified and seeks to provide the highest level of income that is exempt from Massachusetts State, local and federal income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 P.M., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

The Series may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Restricted securities held by the Fund at August 31, 1997 do not include rights with regard to registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to September 1, 1997, PIFM agreed to waive a portion (.375 of 1% of the Series' average daily net assets) of its management fee amounted to $199,044 ($.004 per share for the year ended August 31, 1997). The Series is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Fund. The Series reimburses PSI for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125% of 1% of the Series' average daily net assets. The distribution fees are accrued daily and payable monthly.
PSI, PIFM and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
                                      B-119

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1997, the Series incurred fees of approximately $21,800 for the services of PMFS. As of August 31, 1997, approximately $1,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
                                      B-120

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                        Year Ended August 31,
                                                                       -------------------------------------------------------
                                                                        1997        1996        1995        1994        1993
                                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized gains(a)........................        .03         .03         .03         .02         .02
Dividends and distributions to shareholders........................       (.03)       (.03)       (.03)       (.02)       (.02)
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year.......................................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                       -------     -------     -------     -------     -------
                                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):...................................................       3.08%       3.12%       3.10%       1.89%       2.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $53,441     $50,511     $56,822     $37,278     $36,608
Average net assets (000)...........................................    $53,078     $54,689     $42,919     $42,427     $32,246
Ratios to average net assets:(a)
   Expenses, including distribution fees...........................        .54%        .55%        .63%        .62%        .37%
   Expenses, excluding distribution fees...........................        .42%        .43%        .50%        .50%        .24%
   Net investment income...........................................       3.04%       3.08%       3.14%       1.86%       2.11%

---------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-121

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for each of the four periods in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                      B-122

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                            MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the year ended August 31, 1993 through August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Massachusetts Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Massachusetts Money Market Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Money Market Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.9%
------------------------------------------------------------------------------------------------------------------------------
Anchor Bay Sch. Dist., Gen. Oblig., M.B.I.A.                     Aaa               5.50%       5/01/26   $  1,915     $ 1,903,893
Avondale Sch. Dist., A.M.B.A.C.,
   Oakland Cnty., Gen. Oblig.                                    Aaa               5.75        5/01/14        665         686,346
   Oakland Cnty., Gen. Oblig.                                    Aaa               5.80        5/01/15        525         541,816
   Oakland Cnty., Gen. Oblig.                                    Aaa               5.80        5/01/16        550         567,617
Brandon Sch. Dist. Gen. Oblig., F.G.I.C.,
   Oakland & Lapeer Cnty.                                        Aaa               5.70        5/01/12      1,155       1,196,765
   Oakland & Lapeer Cnty.                                        Aaa               5.875       5/01/26      1,310       1,347,348
Breitung Twnshp. Sch. Dist. Rev., Gen. Oblig., M.B.I.A.          Aaa               6.30        5/01/15        250         270,060
Central Michigan Univ. Rev.                                      A3                7.00       10/01/10        700         766,577
Detroit Econ. Dev. Corp., Res. Rec. Rev., Ser. 1991-A,
   F.S.A., A.M.T.                                                Aaa               6.875       5/01/09      1,000       1,084,480
Detroit Sewage Disp. Rev., Ser. 1993-A, F.G.I.C.                 Aaa               7.466       7/01/23      1,000 (d)   1,008,750
Detroit Wtr. Supply Sys. Rev., Ser. B, M.B.I.A.                  Aaa               5.55        7/01/12      1,000       1,043,180
Dickinson Cnty. Mem. Hosp. Sys. Rev.                             Ba1               8.00       11/01/14      1,000       1,111,420
East Detroit Sch. Dist. Rfdg., F.G.I.C.                          Aaa               6.625       5/01/07      1,600       1,806,512
Ferris St. College, Gen. Rev., A.M.B.A.C.                        Aaa               5.80       10/01/05        440         471,500
Flat Rock Cmty. Sch. Dist., Gen. Oblig., M.B.I.A.                Aaa               5.25        5/01/18      1,090       1,057,812
Grand Rapids San. Swr. Sys. Impt. & Rev.                         A1                7.00        1/01/16        500         538,050
Guam Pwr. Auth. Rev., Ser. A                                     BBB(c)            6.625      10/01/14      1,000       1,077,630
Holland Sch. Dist., Gen. Oblig., A.M.B.A.C.                      Aaa              Zero         5/01/15      2,400         912,120
Huron Valley Sch. Dist., Gen. Oblig., F.G.I.C.                   Aaa              Zero         5/01/10      3,500 (g)   1,806,000
Kalamazoo Econ. Dev. Corp. Rev., Friendship Village, Ltd.
   Oblig.                                                        BBB(c)            6.125       5/15/17      1,000       1,020,850
Kent Hosp. Fac. Fin. Auth. Rev., Blodgette Mem. Med. Ctr.,
   Ser. A                                                        A                 7.25        7/01/05        500         529,815
Lanse Creuse Pub. Schs., Gen. Oblig., F.G.I.C.                   Aaa               5.25        5/01/16      1,500       1,465,005
Lincoln Park Sch. Dist.,
   F.G.I.C.                                                      Aaa               7.00        5/01/20      1,500       1,718,655
   F.G.I.C.                                                      Aaa               5.90        5/01/26        750         774,517
Michigan Higher Ed. Student Loan Auth. Rev., Ser. XIII-A,
   M.B.I.A., A.M.T.                                              Aaa               7.55       10/01/08        345         365,114
Michigan Pub. Pwr. Agcy. Rev., Belle River Proj. Ref., Ser.
   A                                                             A1                5.00        1/01/19      1,000         930,460
Michigan St. Hosp. Fin. Auth. Rev.,
   Bay Med. Ctr., Ser. A                                         A3                8.25        7/01/12      2,000       2,223,200
   Hosp. Genesys Hlth. Sys.                                      Baa2              8.125      10/01/21      1,000       1,162,350
   Hosp. Genesys Hlht. Sys.                                      Baa2              7.50       10/01/27        500         556,615
   Presbyterian Village                                          NR                6.375       1/01/25        800         816,096

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-125

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Michigan St. Hsg. Dev. Auth. Rev.,
   Multi-family Mtge. Insured Hsg., Ser. A, A.M.T.               A+(c)            7.15 %       4/01/10    $   685     $   727,114
   Multi-family Mtge. Insured Hsg., Ser. A, A.M.T.               A+(c)            7.70         4/01/23        500         537,310
   Sngl. Fam. Mtge., Ser. A                                      AA+(c)           7.70        12/01/16        370         377,947
Michigan St. Strategic Fund Ltd. Obligated Rev.,
   Waste Mgmt. Inc. Proj., A.M.T.                                A1               6.625       12/01/12      2,000       2,175,360
Michigan St. Trunk Line Hwy., A.M.B.A.C.,
   Ser. A                                                        Aaa              Zero        10/01/05      2,600       1,758,952
   Ser. A                                                        Aaa              Zero        10/01/06      1,250         802,200
Michigan St. Underground Storage Tank, Fin. Assurance Auth.
   Rev., A.M.B.A.C.                                              Aaa               6.00        5/01/06      2,000 (g)   2,174,380
Michigan St. Univ., Gen. Rev., Ser. A, A.M.B.A.C.                Aaa               5.125       2/15/16      1,000 (g)     965,830
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co. Proj. 1,
   F.G.I.C., A.M.T.                                              Aaa               7.65        9/01/20      2,000 (g)   2,191,740
Mt. Pleasant Wtr. Rev., Wtr. & Swr.,
   M.B.I.A                                                       Aaa               5.00        2/01/22        520         485,929
   M.B.I.A                                                       Aaa               4.00        2/01/23        550         432,685
   M.B.I.A                                                       Aaa               4.00        2/01/24        585         458,026
Oak Park, A.M.B.A.C.,
   Gen. Oblig.                                                   Aaa               7.00        5/01/11        375         421,688
   Gen. Oblig.                                                   Aaa               7.00        5/01/12        400         449,800
Posen Cons. Sch. Dist., Sch. Dist. No. 9, M.B.I.A.               Aaa               6.75        5/01/22      1,000 (g)   1,128,470
Puerto Rico Commonwlth. Hwy. Auth. Rev., Ser. Q                  AAA(c)            7.75        7/01/16      1,500(e)/(g)1,672,365
Puerto Rico Elec. Pwr. Auth. Rev., Ser. N                        Baa1              7.125       7/01/14        920         982,569
Rochester Cmnty. Sch. Dist., Gen. Oblig., M.B.I.A.               Aaa               5.00        5/01/19      1,500       1,429,305
Romulus Cmnty. Sch. Dist., Gen. Oblig., F.G.I.C                  Aaa             Zero          5/01/21      1,880         501,246
St. Clair Cnty., Wtr. Supply Sys. No. VII, IRA Township,
   A.M.B.A.C.                                                    Aaa               5.25        7/01/15      1,000         981,760
Univ. of Michigan, Rev. Pkg. Sys. Rfdg.                          Aa1               5.00        6/01/15        500         480,060
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A        NR                7.40        7/01/11        480         517,363
Wayne Cnty. Bldg. Auth., Ser. A                                  Baa2              8.00        3/01/17      1,250       1,447,637
Wyandotte Elec. Rev., M.B.I.A.                                   Aaa               6.25       10/01/08      2,000       2,237,860
                                                                                                                      -----------
Total long-term investments (cost $51,971,250)                                                                         56,098,149
                                                                                                                      -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-126

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.1%
Michigan St. Strategic Fund Poll. Ctrl. Rev., Consumers
   Pwr. Proj., Ser. 88A, F.R.D.D. (cost $600,000)                P1                3.70%       9/02/97   $    600     $   600,000
                                                                                                                      -----------
                                                                                            Expiration
OUTSTANDING CALL OPTION PURCHASED                                                              Date      Contracts(f)
                                                                                            ----------   ---------
U. S. Treasury Bond Futures @$118.00
   (cost $50,438)                                                NR              --           11/15/97         50          14,063
                                                                                                                      -----------
Total Investments--98.0%
(cost $52,621,688; Note 4)                                                                                             56,712,212
Other assets in excess of liabilities--2.0%                                                                             1,171,061
                                                                                                                      -----------
Net Assets--100%                                                                                                      $57,883,273
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
  A.M.T.--Alternative Minimum Tax.
  F.G.I.C.--Financial Guaranty Insurance Company.
  F.R.D.D.--Floating Rate (Daily) Demand Note (b).
  F.S.A.--Financial Security Assurance.
  M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) One contract equals $1,000 face value.
(g) Securities segregated for options on futures.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-127

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MICHIGAN SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1997
Investments, at value (cost $52,621,688)...................................................................        $56,712,212
Cash.......................................................................................................            407,802
Interest receivable........................................................................................            902,698
Receivable for Series shares sold..........................................................................             79,925
Other assets...............................................................................................              1,661
                                                                                                                 ---------------
   Total assets............................................................................................         58,104,298
                                                                                                                 ---------------
Liabilities
Accrued expenses...........................................................................................             84,989
Payable for Series shares reacquired.......................................................................             49,936
Dividends payable..........................................................................................             45,741
Management fee payable.....................................................................................             22,397
Distribution fee payable...................................................................................             14,695
Deferred trustee's fees....................................................................................              3,267
                                                                                                                 ---------------
   Total liabilities.......................................................................................            221,025
                                                                                                                 ---------------
Net Assets.................................................................................................        $57,883,273
                                                                                                                 ---------------
                                                                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................................        $    48,214
   Paid-in capital in excess of par........................................................................         53,586,999
                                                                                                                 ---------------
                                                                                                                    53,635,213
   Accumulated net realized gain on investments............................................................            157,536
   Net unrealized appreciation on investments..............................................................          4,090,524
                                                                                                                 ---------------
Net assets, August 31, 1997................................................................................        $57,883,273
                                                                                                                 ---------------
                                                                                                                 ---------------
Class A:
   Net asset value and redemption price per share
      ($29,772,330 / 2,479,122 shares of beneficial interest issued and outstanding).......................              $12.01
   Maximum sales charge (3% of offering price).............................................................                .37
                                                                                                                 ---------------
   Maximum offering price to public........................................................................              $12.38
                                                                                                                 ---------------
                                                                                                                 ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($27,795,576 / 2,316,045 shares of beneficial interest issued and outstanding).......................              $12.00
                                                                                                                 ---------------
                                                                                                                 ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($315,367 / 26,278 shares of beneficial interest issued and outstanding).............................              $12.00
                                                                                                                 ---------------
                                                                                                                 ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-128

PRUDENTIAL MUNICIPAL SERIES FUND
MICHIGAN SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1997
Income
   Interest.................................     $ 3,668,952
                                               ---------------
Expenses
   Management fee...........................         306,001
   Distribution fee--Class A................          29,737
   Distribution fee--Class B................         156,510
   Distribution fee--Class C................           1,209
   Custodian's fees and expenses............          77,000
   Transfer agent's fees and expenses.......          48,000
   Registration fees........................          35,000
   Reports to shareholders..................          35,000
   Audit fee................................          10,000
   Legal fees and expenses..................           9,000
   Trustees' fees and expenses..............           4,000
   Insurance expense........................           1,000
   Miscellaneous............................           5,804
                                               ---------------
      Total expenses........................         718,261
   Less: Management fee waiver (Note 2).....         (30,600)
      Custodian fee credit..................          (1,905)
                                               ---------------
      Net expenses..........................         685,756
                                               ---------------
Net investment income.......................       2,983,196
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         452,455
   Financial futures contract
      transactions..........................        (106,855)
                                               ---------------
                                                     345,600
                                               ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments..............................       1,419,407
   Financial futures contracts..............         (32,938)
                                               ---------------
                                                   1,386,469
                                               ---------------
Net gain on investments.....................       1,732,069
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 4,715,265
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MICHIGAN SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                       Year Ended August 31
in Net Assets                           1997               1996
Operations
   Net investment income.........   $   2,983,196       $ 3,317,225
   Net realized gain on
      investment transactions....         345,600           298,735
   Net change in unrealized
      appreciation (depreciation)
      of investments.............       1,386,469          (391,222)
                                   ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.................       4,715,265         3,224,738
                                   ---------------    ---------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A....................      (1,511,057)       (1,448,506)
      Class B....................      (1,464,990)       (1,864,426)
      Class C....................          (7,149)           (4,293)
                                   ---------------    ---------------
                                       (2,983,196)       (3,317,225)
                                   ---------------    ---------------
   Distributions in excess of net
      investment income
      Class A....................          (5,093)               --
      Class B....................          (5,425)               --
      Class C....................             (19)               --
                                   ---------------    ---------------
                                          (10,537)               --
                                   ---------------    ---------------
   Distributions from net
      realized gains
      Class A....................        (101,868)         (352,642)
      Class B....................        (108,497)         (514,059)
      Class C....................            (387)             (412)
                                   ---------------    ---------------
                                         (210,752)         (867,113)
                                   ---------------    ---------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold.......................       1,545,990         2,574,979
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions..............       1,945,329         2,652,668
   Cost of shares reacquired.....     (10,932,206)       (9,038,280)
                                   ---------------    ---------------
   Net decrease in net assets
      from Series share
      transactions...............      (7,440,887)       (3,810,633)
                                   ---------------    ---------------
Total decrease...................      (5,930,107)       (4,770,233)
Net Assets
Beginning of year................      63,813,380        68,583,613
                                   ---------------    ---------------
End of year......................   $  57,883,273       $63,813,380
                                   ---------------    ---------------
                                   ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-129

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MICHIGAN SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The Michigan Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement for the year ended August 31, 1997 was to increase undistributed net investment income by $10,537, decrease accumulated net realized gain by $7,764 and decrease paid-in capital in excess of par by $2,773, due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
--------------------------------------------------------------------------------
                                      B-130

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MICHIGAN SERIES
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to September 1, 1997, PIFM agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $30,600 ($0.006 per share) for the year ended August 31, 1997. The Series is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1997.

PSI has advised the Series that it has received approximately $2,800 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended August 31, 1997, it received approximately $56,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of August 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1997, the Series incurred fees of approximately $34,000 for the services of PMFS. As of August 31, 1997, approximately $2,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1997 were $12,190,157 and $19,532,377, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1997 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation for federal income tax purposes was $4,126,899 (gross unrealized appreciation--$4,153,906; gross unrealized depreciation--$27,007).
--------------------------------------------------------------------------------
                                      B-131

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MICHIGAN SERIES
--------------------------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1997 and 1996 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1997:
Shares sold.........................      10,493    $    124,433
Shares issued in reinvestment of
  dividends
  and distributions.................      85,984       1,021,115
Shares reacquired...................    (444,372)     (5,272,879)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (347,895)     (4,127,331)
Shares issued upon conversion from
  Class B...........................     375,039       4,454,862
                                      ----------    ------------
Net increase in shares
  outstanding.......................      27,144    $    327,531
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold.........................      52,406    $    620,873
Shares issued in reinvestment of
  dividends
  and distributions.................      94,877       1,134,847
Shares reacquired...................    (308,633)     (3,671,352)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (161,350)     (1,915,632)
Shares issued upon conversion from
  Class B...........................     339,773       4,040,498
                                      ----------    ------------
Net increase in shares
  outstanding.......................     178,423    $  2,124,866
                                      ----------    ------------
                                      ----------    ------------

Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1997
Shares sold.........................     102,845    $  1,219,555
Shares issued in reinvestment of
  dividends
  and distributions.................      77,395         918,312
Shares reacquired...................    (475,575)     (5,648,809)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (295,335)     (3,510,942)
Shares reacquired upon conversion
  into Class A......................    (375,355)     (4,454,862)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (670,690)   $ (7,965,804)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     153,896    $  1,841,004
Shares issued in reinvestment of
  dividends
  and distributions.................     126,423       1,513,838
Shares reacquired...................    (444,092)     (5,262,595)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (163,773)     (1,907,753)
Shares reacquired upon conversion
  into Class A......................    (339,981)     (4,040,498)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (503,754)   $ (5,948,251)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1997
Shares sold.........................      17,060    $    202,002
Shares issued in reinvestment of
  dividends
  and distributions.................         496           5,902
Shares reacquired...................        (880)        (10,518)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      16,676    $    197,386
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold.........................       9,428    $    113,102
Shares issued in reinvestment of
  dividends
  and distributions.................         334           3,983
Shares reacquired...................      (8,567)       (104,333)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       1,195    $     12,752
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                      B-132

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                               Class A
                                                        -----------------------------------------------------
                                                                        Year Ended August 31,
                                                        -----------------------------------------------------
                                                         1997        1996        1995        1994       1993
                                                        -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $ 11.72     $ 11.89     $ 11.75     $12.51     $11.90
                                                        -------     -------     -------     ------     ------
Income from investment operations
Net investment income...............................        .61(a)      .62(a)      .64(a)     .64        .67
Net realized and unrealized gain (loss) on
   investment transactions..........................        .33        (.02)        .17       (.69)       .71
                                                        -------     -------     -------     ------     ------
   Total from investment operations.................        .94         .60         .81       (.05)      1.38
                                                        -------     -------     -------     ------     ------
Less distributions
Dividends from net investment income................       (.61)       (.62)       (.64)      (.64)      (.67)
Distributions in excess of net investment income....         --(c)       --          --         --         --
Distributions from net realized gains...............       (.04)       (.15)       (.03)      (.07)      (.10)
                                                        -------     -------     -------     ------     ------
   Total distributions..............................       (.65)       (.77)       (.67)      (.71)      (.77)
                                                        -------     -------     -------     ------     ------
Net asset value, end of year........................    $ 12.01     $ 11.72     $ 11.89     $11.75     $12.51
                                                        -------     -------     -------     ------     ------
                                                        -------     -------     -------     ------     ------
TOTAL RETURN(b):....................................       8.18%       5.07%       7.13%     (0.38)%    11.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $29,772     $28,730     $27,024     $4,706     $3,814
Average net assets (000)............................    $29,737     $27,978     $16,932     $4,505     $2,285
Ratios to average net assets:
   Expenses, including distribution fees............        .91%(a)     .91%(a)    1.02%(a)    .91%       .96%
   Expenses, excluding distribution fees............        .81%(a)     .81%(a)     .92%(a)    .81%       .86%
   Net investment income............................       5.08%(a)    5.18%(a)    5.31%(a)   5.27%      5.51%
For Class A, B and C shares:
   Portfolio turnover rate..........................         20%         36%         33%        12%        14%

---------------
(a)  Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-133

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                                Class B
                                                        -------------------------------------------------------
                                                                         Year Ended August 31,
                                                        -------------------------------------------------------
                                                         1997        1996        1995        1994        1993
                                                        -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $ 11.71     $ 11.88     $ 11.75     $ 12.51     $ 11.90
                                                        -------     -------     -------     -------     -------
Income from investment operations
Net investment income...............................        .56(a)      .57(a)      .59(a)      .59         .62
Net realized and unrealized gain (loss) on
   investment transactions..........................        .33        (.02)        .16        (.69)        .71
                                                        -------     -------     -------     -------     -------
   Total from investment operations.................        .89         .55         .75        (.10)       1.33
                                                        -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income................       (.56)       (.57)       (.59)       (.59)       (.62)
Distributions in excess of net investment income....         --(c)       --          --          --          --
Distributions from net realized gains...............       (.04)       (.15)       (.03)       (.07)       (.10)
                                                        -------     -------     -------     -------     -------
   Total distributions..............................       (.60)       (.72)       (.62)       (.66)       (.72)
                                                        -------     -------     -------     -------     -------
Net asset value, end of year........................    $ 12.00     $ 11.71     $ 11.88     $ 11.75     $ 12.51
                                                        -------     -------     -------     -------     -------
                                                        -------     -------     -------     -------     -------
TOTAL RETURN(b):....................................       7.76%       4.66%       6.60%      (0.78)%     11.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $27,796     $34,971     $41,459     $70,112     $70,302
Average net assets (000)............................    $31,302     $39,052     $52,216     $72,095     $61,548
Ratios to average net assets:
   Expenses, including distribution fees............       1.31%(a)    1.31%(a)    1.37%(a)    1.31%       1.36%
   Expenses, excluding distribution fees............        .81%(a)     .81%(a)     .87%(a)     .81%        .86%
   Net investment income............................       4.68%(a)    4.77%(a)    5.04%(a)    4.87%       5.11%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-134

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                               Class C
                                                        -----------------------------------------------------
                                                                                                   August 1,
                                                                                                    1994(d)
                                                                Year Ended August 31,               Through
                                                        --------------------------------------     August 31,
                                                         1997          1996            1995           1994
                                                        ------     ------------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $11.71        $11.88          $11.75         $11.78
                                                        ------         -----           -----          -----
Income from investment operations
Net investment income...............................       .53(a)        .54(a)          .56(a)         .04
Net realized and unrealized gain (loss) on
   investment transactions..........................       .33          (.02)            .16           (.03)
                                                        ------         -----           -----          -----
   Total from investment operations.................       .86           .52             .72            .01
                                                        ------         -----           -----          -----
Less distributions
Dividends from net investment income................      (.53)         (.54)           (.56)          (.04)
Distributions in excess of net investment income....        --(f)         --              --             --
Distributions from net realized gains...............      (.04)         (.15)           (.03)            --
                                                        ------         -----           -----          -----
   Total distributions..............................      (.57)         (.69)           (.59)          (.04)
                                                        ------         -----           -----          -----
Net asset value, end of period......................    $12.00        $11.71          $11.88         $11.75
                                                        ------         -----           -----          -----
                                                        ------         -----           -----          -----
TOTAL RETURN(b):....................................      7.49%         4.39%           6.29%          0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................      $315          $112            $100           $200(e)
Average net assets (000)............................      $161           $95             $61           $199(e)
Ratios to average net assets:
   Expenses, including distribution fees............      1.56%(a)      1.56%(a)        1.68%(a)       2.15%(c)
   Expenses, excluding distribution fees............       .81%(a)       .81%(a)         .93%(a)       1.39%(c)
   Net investment income............................      4.43%(a)      4.53%(a)        4.66%(a)       4.56%(c)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Figures are actual and not rounded to the nearest thousand.
(f) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-135

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             MICHIGAN SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Michigan Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Michigan Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996, and the financial highlights for each of the four periods in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                     B-136

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                            MICHIGAN SERIES
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended August 31, 1993 through August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 MICHIGAN SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Michigan Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Michigan Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Michigan Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.4%
------------------------------------------------------------------------------------------------------------------------------
Atlantic City Mun. Utils. Auth. Rev., Wtr. Sys.                     A-(c)         7.75%       5/01/17   $  2,000 (e) $  2,209,560
Bayshore Regl. Sewage Auth. Rev., M.B.I.A.                          Aaa           5.50        4/01/12      3,000        3,079,800
Bergen Cnty., Utils. Auth., Wtr. Poll. Ctrl. Rev., Ser. B,
   F.G.I.C.                                                         Aaa           5.75       12/15/05      1,000        1,072,780
Brick Twnshp., Mun. Util. Auth. Rev., F.G.I.C.                      Aaa           5.50       12/01/03      1,000        1,052,810
Camden Cnty. Mun. Utility Auth. Ref., F.G.I.C.                      Aaa           6.00        7/15/06      2,500        2,725,950
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev.,
   Atlantic Cnty. Elec. Co., M.B.I.A.                               Aaa           6.80        3/01/21      2,615        3,118,832
Edison Twnshp., Gen. Oblig., A.M.B.A.C.                             Aaa           6.00        1/01/08      5,390        5,902,697
Egg Harbor Twnshp. Sch. Dist., Cert. of Part., M.B.I.A.             Aaa           7.40        4/01/02      1,000 (e)    1,070,090
Egg Harbor Twnshp. Sch. Dist., F.S.A.                               Aaa           4.75        2/15/09      1,010          986,426
Essex Cnty. Ref., Ser. A-1, A.M.B.A.C.                              Aaa           5.375       9/01/10      2,500        2,551,375
Evesham Mun. Utils. Auth. Rev., Ser. B, M.B.I.A.                    Aaa           7.00        7/01/10      2,000        2,135,000
Hammonton, Gen. Oblig., A.M.B.A.C.                                  Aaa           6.85        8/15/03        500          563,050
Hammonton, Gen. Oblig., A.M.B.A.C.                                  Aaa           6.85        8/15/04        500          568,905
Hammonton, Gen. Oblig., A.M.B.A.C.                                  Aaa           6.85        8/15/05        500          574,275
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.                    BBB-(c)       7.10        1/01/20      2,050        2,089,421
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.                    A+(c)         6.10        7/01/20      1,500        1,541,070
Jackson Twnshp. Sch. Dist., F.G.I.C.                                Aaa           6.60        6/01/04      1,020        1,138,473
Jackson Twnshp. Sch. Dist., F.G.I.C.                                Aaa           6.60        6/01/05        940        1,057,472
Jackson Twnshp. Sch. Dist., F.G.I.C.                                Aaa           6.60        6/01/10      1,600        1,845,696
Jackson Twnshp. Sch. Dist., F.G.I.C.                                Aaa           6.60        6/01/11      1,600        1,850,544
Jersey City,
   Gen. Oblig., A.M.B.A.C.                                          Aaa           6.00       10/01/09      2,000        2,198,800
   Gen. Oblig., A.M.B.A.C.                                          Aaa           6.00       10/01/10      2,760        3,028,217
   Gen. Oblig., Ser. A, F.S.A.                                      Aaa           9.25        5/15/04      4,310        5,430,729
Lakewood Twnshp., Gen. Oblig., F.G.I.C.                             Aaa           6.60       12/01/04        450          507,312
Lakewood Twnshp., Gen. Oblig., F.G.I.C.                             Aaa           6.60       12/01/05        445          505,520
Lenape Regl. High Sch. Dist., Gen. Oblig., M.B.I.A.                 Aaa           7.625       1/01/12        400          503,684
Mercer Cnty. Impvt. Auth. Rev.                                      Aa1          Zero         4/01/06      2,500        1,657,875
Middle Twnshp. Sch. Dist., F.G.I.C.                                 Aaa          7.00         7/15/05      1,200        1,383,300
Middlesex Cnty. Utils. Auth. Sewer Rev. Ref., Ser. A, F.G.I.C.      Aaa          5.375        9/15/15      1,500        1,504,005
Middletown Twnshp.,
   Brd. of Ed., M.B.I.A.                                            Aaa          5.70         8/01/04      1,450        1,543,583
   Brd. of Ed., M.B.I.A.                                            Aaa          5.70         8/01/05      1,530        1,632,250
Millburn Twnshp. Sch. Dist., Brd. of Ed.                            Aaa          5.35         7/15/13      1,140        1,171,692
Millburn Twnshp. Sch. Dist., Brd. of Ed.                            Aaa          5.35         7/15/14      1,135        1,161,355
Millburn Twnshp. Sch. Dist., Brd. of Ed.                            Aaa          5.35         7/15/16      1,150        1,166,077
Millburn Twnshp. Sch. Dist., Brd. of Ed.                            Aaa          5.35         7/15/17      1,150        1,168,285

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-139

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Monmouth Cnty. Impvt. Auth. Rev.,
   Govt. Loan, F.S.A.                                               Aaa           5.25%       7/15/08   $  1,900     $  1,958,691
   Howell Twnshp. Brd. of Ed.                                       AAA(c)        6.50        7/15/04        765          849,823
   Howell Twnshp. Brd. of Ed.                                       AAA(c)        6.50        7/15/05        820          917,334
   Howell Twnshp. Brd. of Ed.                                       AAA(c)        6.50        7/15/06        875          986,160
   Howell Twnshp. Brd. of Ed.                                       AAA(c)        6.50        7/15/07        930        1,053,932
   Howell Twnshp. Brd. of Ed.                                       AA(c)         6.55        7/01/12      4,065        4,433,248
   Wtr. Treatment Fac., M.B.I.A.                                    Aaa           6.875       8/01/12        750          817,448
Morris Cnty. Gen'l. Impt. & Park                                    Aaa           5.00        7/15/14      3,180        3,115,923
Morris Cnty. Gen'l. Impt. & Park                                    Aaa           5.00        7/15/15      3,180        3,095,539
New Jersey Econ. Dev. Auth., Wtr. Facs. Rev., F.G.I.C.,
   A.M.T., American Co. Inc. Proj., Ser 94-B                        NR            8.10       11/01/29      5,000 (d)    5,162,500
New Jersey Econ. Dev. Auth. Rev.,
   Ed. Testing Service, Ser. A, M.B.I.A.                            Aaa           5.90        5/15/15      2,000        2,085,360
   Nat'l. Assoc. of Accountants                                     NR            7.50        7/01/01        870          916,667
   Nat'l. Assoc. of Accountants                                     NR            7.65        7/01/09        950        1,013,821
   Natural Gas Facs., M.B.I.A., A.M.T.                              Aaa           5.70        6/01/32      3,000        3,012,450
   New Jersey Performing Arts Ctr. Proj., Ser. C, A.M.B.A.C.        Aaa           5.00        6/15/16      3,485        3,345,252
   St. Barnabas, Ser. A, M.B.I.A.                                   Aaa           5.00        7/01/07      2,695        2,730,358
New Jersey Econ. Dist. Heating & Cool., Trigen Trenton Proj.        BBB-(c)       6.20       12/01/10        600          622,674
New Jersey Edl. Facs. Auth. Rev.,
   Princeton Theological, Ser. B                                    Aaa           5.90        7/01/26      4,500        4,700,340
   Seton Hall Univ. Proj., Ser. D                                   Baa1          7.00        7/01/21      2,000        2,125,540
   Univ. of Medicine & Dentistry, Ser. B, A.M.B.A.C.                Aaa           5.25       12/01/15      1,500        1,484,250
New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
   Atlantic City Med. Ctr., Ser. C.                                 A3            6.80        7/01/11      2,500        2,732,700
   East Orange Gen. Hosp., Ser. B                                   BBB+(c)       7.75        7/01/20      2,250        2,404,687
   Helene Fuld Med. Ctr., Ser. C                                    A(c)          8.00        7/01/08      1,300        1,359,657
   Helene Fuld Med. Ctr., Ser. C                                    A(c)          8.125       7/01/13        500          523,495
   Intercare Hlth. Systems-JFK Ctr.                                 A             7.50        7/01/07      1,000        1,042,760
   Intercare Hlth. Systems-JFK Ctr.                                 A             7.625       7/01/18        945          986,287
   Jersey Shore Med. Ctr., A.M.B.A.C.                               Aaa           6.00        7/01/09      1,465        1,571,769
   Jersey Shore Med. Ctr., A.M.B.A.C.                               Aaa           6.25        7/01/21      1,500        1,609,245
   Kensington Cmnty. Med. Ctr., M.B.I.A.                            Aaa           7.00        7/01/20      3,450        3,736,074
   Rahway Hospital, Ser. B                                          Baa1          7.75        7/01/14      4,740        4,922,111
   St. Joseph's Hosp. Med. Ctr., Ser. A                             AAA(c)        5.70        7/01/11      4,375        4,532,894
   Warren Hosp.                                                     AA(c)         5.25        7/01/14      2,985        2,948,643
New Jersey St. Hsg. & Mtge. Fin. Agcy.,
   Ser. D, M.B.I.A., A.M.T.                                         Aaa           7.70       10/01/29      2,935 (e)    3,072,622
   Rental Housing, Ser. B, A.M.T.                                   A+(c)         6.75       11/01/11      2,190        2,335,679
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen. Rev.               A1            5.20        1/01/08      3,450        3,554,397
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen. Rev.               A1            6.20        1/01/10      3,035        3,378,987

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-140

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.                   Aaa           6.50%       1/01/16   $    835     $    956,877
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.                   Aaa           6.50        1/01/09      1,000        1,139,720
New Jersey St. Trans. Trust Fund Auth. Trans. Sys., Ser. A,
   M.B.I.A.                                                         Aaa           6.00       12/15/06      5,000        5,472,700
New Jersey St. Trans. Trust Fund Auth. Trans. Sys., Ser. B,
   M.B.I.A.                                                         Aaa           6.50        6/15/11      5,000 (e)    5,735,150
New Jersey St. Trans. Trust Fund Auth. Trans. Sys., Ser. B,
   M.B.I.A.                                                         Aaa           5.75        6/15/14      3,500        3,624,215
North Brunswick Twnshp.,
   Brd. of Ed., Gen. Oblig.                                         AA(c)         6.80        6/15/06        350          404,054
   Brd. of Ed., Gen. Oblig.                                         AA(c)         6.80        6/15/07        350          407,134
   Gen. Oblig.                                                      Aa1           6.40        5/15/10        545          591,009
Northfield Brd. of Ed., F.S.A.                                      Aaa           5.375       7/15/14      1,390        1,399,591
Northfield Brd. of Ed., F.S.A.                                      Aaa           5.375       7/15/15      1,470        1,474,101
Ocean Cnty. Utils. Auth., Wastewater Rev.                           Aa2           6.00        1/01/07      5,000        5,454,800
Paterson Cnty., F.S.A.                                              Aaa           6.50        2/15/05      2,000        2,169,660
Port Auth. New York & New Jersey, Ser. 94                           A1            5.80       12/01/13      2,500        2,597,475
Port Auth. New York & New Jersey, Ser. 96, F.G.I.C., A.M.T.         Aaa           6.60       10/01/23      2,750        3,005,035
Puerto Rico Commonwealth Hwy. Auth. Rev., Ser. R                    Baa1          6.75        7/01/05      1,000        1,088,370
Puerto Rico Commonwealth Hwy. Auth. Rev., Ser. S                    Baa1          6.50        7/01/22        750          830,842
Puerto Rico Commonwealth, M.B.I.A.                                  Aaa           5.375       7/01/25      1,500        1,477,515
Puerto Rico Elec. Pwr. Auth. Rev.,
   Ser. R                                                           Baa1          6.25        7/01/17      2,800        2,959,348
   Ser. S, M.B.I.A.                                                 Aaa           6.125       7/01/08      2,300        2,563,281
   Ser. X, M.B.I.A.                                                 Aaa           6.00        7/01/12      3,295        3,516,655
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A., R.I.B.S.             Aaa           6.616       1/25/07      7,875(e)/(e) 8,327,812
Rutgers St. Univ. Rev., Ser. A                                      A1            6.40        5/01/13      2,000 (e)    2,268,780
Salem Cnty. Indus. Poll. Ref., PSE & G Co., M.B.I.A.                Aaa           6.20        8/01/30      5,000        5,367,850
South Brunswick Twnshp., Wtr. & Swr. Utils., Gen. Impvt.            AA(c)         6.90        8/01/05        850 (e)      924,562
South Brunswick Twnshp., Wtr. & Swr. Utils., Gen. Impvt.            AA(c)         6.90        8/01/06        850 (e)      924,562
South River Sch. Dist., F.G.I.C.                                    Aaa           5.00       12/01/13      1,300        1,280,006
South River Sch. Dist., F.G.I.C.                                    Aaa           5.00       12/01/14      1,300        1,271,959
South River Sch. Dist., F.G.I.C.                                    Aaa           5.00       12/01/15      1,230        1,195,474
Sparta Twnshp. Brd. of Ed., M.B.I.A.                                Aaa           5.75        9/01/14      1,000        1,036,240
Union City Sch. Impvt., F.S.A.                                      Aaa           6.375      11/01/08      1,545        1,750,547
Union Cnty. Impvt. Auth. Rev.,
   Plainfield Brd. of Ed., F.G.I.C.                                 Aaa           6.25        8/01/14      1,175        1,270,657
   Plainfield Brd. of Ed., F.G.I.C.                                 Aaa           6.25        8/01/15      1,250        1,346,375
   Plainfield Brd. of Ed., F.G.I.C.                                 Aaa           6.25        8/01/16      1,330        1,429,111
   Plainfield Brd. of Ed., F.G.I.C.                                 Aaa           6.25        8/01/17      1,415        1,519,243
Union Cnty. Utils. Auth., Solid Waste Rev., Ser. A, A.M.T.          BB(c)         7.20        6/15/14      2,850        2,870,520
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91          NR            7.75       10/01/06      1,750        1,915,620

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-141

Portfolio of Investments                      PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1997                         NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
West Morris Regl. High Sch. Dist., Cert. of Part., B.I.G.           Aaa           7.50%       3/15/09   $  1,500     $  1,559,400
West New York & New Jersey Mun. Util. Auth. Swr. Rev.,
   F.G.I.C.                                                         Aaa           5.125      12/15/17      2,050        1,961,358
West Windsor Regional Sch. Dist., F.G.I.C.                          Aaa           5.25       12/01/05      1,000        1,039,980
West Windsor Regional Sch. Dist., F.G.I.C.                          Aaa           5.50       12/01/13      2,600        2,654,938
West Windsor Regional Sch. Dist., F.G.I.C.                          Aaa           5.50       12/01/14      2,700        2,746,332
                                                                                                                     ------------
Total long-term investments
   (cost $226,438,902)                                                                                                238,365,085
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--0.7%
Port Auth. New York & New Jersey, Ser. 3, F.R.D.D.
   (cost $1,700,000)                                                VMIG1        3.60         9/02/97      1,700        1,700,000
                                                                                                                     ------------
                                                                                           Expiration
OUTSTANDING CALL OPTION PURCHASED(f)--0.0%                                                    Date      Contracts(g)
                                                                                           ----------   ---------
U.S. Treasury Bond Futures, expiring Nov. '97 @$120.00
   (cost $112,857)                                                  NR          --           11/22/97        130           14,219
                                                                                                                     ------------
Total Investments--99.1%
(cost $228,251,759; Note 4)                                                                                           240,079,304
Other assets in excess of liabilities--0.9%                                                                             2,293,469
                                                                                                                     ------------
Net Assets--100%                                                                                                     $242,372,773
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax.
     B.I.G.--Bond Investors Guaranty Insurance Company.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.
     R.I.B.S.--Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(e) Segregated as collateral for outstanding call option purchased.
(f) One contract equals $1,000 face value.
(g) Non-income producing security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-142

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           NEW JERSEY SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1997
Investments, at value (cost $228,251,759).................................................................       $ 240,079,304
Cash......................................................................................................              39,361
Interest receivable.......................................................................................           3,159,212
Receivable for Series shares sold.........................................................................              69,041
Deferred expenses and other assets........................................................................               7,051
                                                                                                                ---------------
   Total assets...........................................................................................         243,353,969
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................             516,291
Dividends payable.........................................................................................             185,313
Accrued expenses..........................................................................................             111,543
Management fee payable....................................................................................              93,431
Distribution fee payable..................................................................................              71,351
Deferred trustee's fees...................................................................................               3,267
                                                                                                                ---------------
   Total liabilities......................................................................................             981,196
                                                                                                                ---------------
Net Assets................................................................................................       $ 242,372,773
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     220,965
   Paid-in capital in excess of par.......................................................................         230,395,856
                                                                                                                ---------------
                                                                                                                   230,616,821
   Accumulated net realized loss on investments...........................................................             (71,593)
   Net unrealized appreciation on investments.............................................................          11,827,545
                                                                                                                ---------------
Net assets, August 31, 1997...............................................................................       $ 242,372,773
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($95,728,826 / 8,728,587 shares of beneficial interest issued and outstanding)......................              $10.97
   Maximum sales charge (3% of offering price)............................................................                 .34
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $11.31
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($144,992,053 / 13,217,454 shares of beneficial interest issued and outstanding)....................              $10.97
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,636,595 / 149,193 shares of beneficial interest issued and outstanding).........................              $10.97
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($15,299 / 1,393 shares of beneficial interest issued and outstanding)..............................              $10.98
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-143

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1997
Income
   Interest and discount earned...............     $14,543,673
                                                 ---------------
Expenses
   Management fee.............................       1,267,554
   Distribution fee--Class A..................          89,280
   Distribution fee--Class B..................         811,649
   Distribution fee--Class C..................          14,205
   Custodian's fees and expenses..............         126,000
   Transfer agent's fees and expenses.........         117,000
   Reports to shareholders....................          70,000
   Registration fees..........................          39,500
   Audit fees.................................          10,000
   Legal fees and expenses....................           9,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................          21,190
                                                 ---------------
      Total expenses..........................       2,579,378
   Less: Management fee waiver (Note 2).......        (126,755)
       Custodian fee credit...................         (10,126)
                                                 ---------------
      Net expenses............................       2,442,497
                                                 ---------------
Net investment income.........................      12,101,176
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................       1,636,226
   Financial futures contracts................      (1,652,457)
                                                 ---------------
                                                       (16,231)
                                                 ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments................................       6,768,682
                                                 ---------------
Net gain on investments.......................       6,752,451
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $18,853,627
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1997             1996
Operations
   Net investment income..........   $  12,101,176    $ 13,949,332
   Net realized gain (loss) on
      investment transactions.....         (16,231)      7,196,617
   Net change in unrealized
      appreciation (depreciation)
      of investments..............       6,768,682      (8,712,631)
                                    --------------    ------------
   Net increase in net assets
      resulting from operations...      18,853,627      12,433,318
                                    --------------    ------------
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A.....................      (4,494,423)     (3,208,681)
      Class B.....................      (7,523,352)    (10,661,812)
      Class C.....................         (83,049)        (78,839)
      Class Z.....................            (352)             --
                                    --------------    ------------
                                       (12,101,176)    (13,949,332)
                                    --------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................         (16,287)             --
      Class B.....................         (30,435)             --
      Class C.....................            (359)             --
      Class Z.....................              --              --
                                    --------------    ------------
                                           (47,081)             --
                                    --------------    ------------
   Distributions from net realized
      gains
      Class A.....................      (1,530,960)       (241,413)
      Class B.....................      (2,860,896)       (912,215)
      Class C.....................         (33,726)         (5,692)
      Class Z.....................              (3)             --
                                    --------------    ------------
                                        (4,425,585)     (1,159,320)
                                    --------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................       9,836,460      12,763,152
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       9,926,237       9,004,603
   Cost of shares reacquired......     (44,438,627)    (51,693,450)
                                    --------------    ------------
   Net decrease in net assets from
      Series share transactions...     (24,675,930)    (29,925,695)
                                    --------------    ------------
Total decrease....................     (22,396,145)    (32,601,029)
Net Assets
Beginning of year.................     264,768,918     297,369,947
                                    --------------    ------------
End of year.......................   $ 242,372,773    $264,768,918
                                    --------------    ------------
                                    --------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-144

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Series (the 'Series') commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       B-145

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY SERIES
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $47,081, decrease accumulated net realized loss by $80,028 and decrease paid-in capital in excess of par by $127,109, due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to September 1, 1997, PIFM agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $126,755 ($0.003 per share) for the year ended August 31, 1997. Effective September 1, 1997, PIFM eliminated its management fee waiver.

The Series has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Series compensates PSI for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1997.

PSI has advised the Series that they have received approximately $6,900 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that during the year ended August 31, 1997, it received approximately $216,000 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be
--------------------------------------------------------------------------------
                                       B-146

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY SERIES
--------------------------------------------------------------------------------
at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of August 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1997, the Series incurred fees of approximately $93,900 for the services of PMFS. As of August 31, 1997, approximately $6,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1997, were $59,693,002 and $86,656,355, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1997, was $228,165,271 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $11,914,033 (gross unrealized appreciation--$12,133,971; gross unrealized depreciation--$219,938).

For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1997 of approximately $144,100 which will expire in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective December 6, 1996 the Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the year ended August 31, 1997 and fiscal year ended August 31, 1996 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1997:
Shares sold.........................     143,690    $  1,552,731
Shares issued in reinvestment
  of dividends and distributions....     335,467       3,654,167
Shares reacquired...................  (1,514,074)    (16,497,510)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,034,917)    (11,290,612)
Shares issued upon conversion from
  Class B...........................   2,909,349      31,805,116
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,874,432    $ 20,514,504
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     148,515    $  1,647,737
Shares issued in reinvestment
  of dividends......................     190,011       2,098,434
Shares reacquired...................  (1,234,733)    (13,625,430)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (896,207)     (9,879,259)
Shares issued upon conversion from
  Class B...........................   3,227,199      35,525,116
                                      ----------    ------------
Net increase in shares
  outstanding.......................   2,330,992    $ 25,645,857
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1997:
Shares sold.........................     744,603    $  8,104,569
Shares issued in reinvestment
  of dividends and distributions....     566,434       6,171,161
Shares reacquired...................  (2,507,193)    (27,336,208)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,196,156)    (13,060,478)
Shares reacquired upon conversion
  into Class A......................  (2,909,887)    (31,805,116)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (4,106,043)   $(44,865,594)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       B-147

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY SERIES
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     917,780    $ 10,139,469
Shares issued in reinvestment
  of dividends......................     617,603       6,835,852
Shares reacquired...................  (3,405,389)    (37,508,650)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,870,006)    (20,533,329)
Shares reacquired upon conversion
  into Class A......................  (3,227,199)    (35,525,116)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (5,097,205)   $(56,058,445)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1997:
Shares sold.........................      11,292    $    123,466
Shares issued in reinvestment
  of dividends and distributions....       9,232         100,567
Shares reacquired...................     (51,758)       (564,034)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (31,234)   $   (340,001)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold.........................      88,262    $    975,946
Shares issued in reinvestment
  of dividends......................       6,369          70,317
Shares reacquired...................     (51,020)       (559,370)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      43,611    $    486,893
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
December 6, 1996(a) through
  August 31, 1997:
Shares sold.........................       5,113    $     55,694
Shares issued in reinvestment
  of dividends......................          31             342
Shares reacquired...................      (3,751)        (40,875)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       1,393    $     15,161
                                      ----------    ------------
                                      ----------    ------------
---------------
(a) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------
                                       B-148

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                                   Class A
                                                           -------------------------------------------------------
                                                                            Year Ended August 31,
                                                           -------------------------------------------------------
                                                            1997        1996        1995        1994        1993
                                                           -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $ 10.87     $ 10.98     $ 10.81     $ 11.74     $ 11.15
                                                           -------     -------     -------     -------     -------
Income from investment operations
Net investment income(a)...............................        .55         .57         .61         .61         .64
Net realized and unrealized gain (loss) on investment
   transactions........................................        .29        (.07)        .17        (.75)        .71
                                                           -------     -------     -------     -------     -------
   Total from investment operations....................        .84         .50         .78        (.14)       1.35
                                                           -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...................       (.55)       (.57)       (.61)       (.61)       (.64)
Distributions in excess of net investment income.......         --(c)       --          --          --          --
Distributions from net realized gains on investment
   transactions........................................       (.19)       (.04)         --        (.18)       (.12)
                                                           -------     -------     -------     -------     -------
   Total distributions.................................       (.74)       (.61)       (.61)       (.79)       (.76)
                                                           -------     -------     -------     -------     -------
Net asset value, end of period.........................    $ 10.97     $ 10.87     $ 10.98     $ 10.81     $ 11.74
                                                           -------     -------     -------     -------     -------
                                                           -------     -------     -------     -------     -------
TOTAL RETURN(b):.......................................       7.97%       4.63%       7.55%      (1.27)%     12.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $95,729     $74,492     $49,666     $14,774     $15,501
Average net assets (000)...............................    $89,280     $61,837     $30,290     $15,334     $13,444
Ratios to average net assets:(a)
   Expenses, including distribution fees...............        .70%        .67%        .55%        .58%        .61%
   Expenses, excluding distribution fees...............        .60%        .57%        .45%        .48%        .51%
   Net investment income...............................       5.03%       5.19%       5.65%       5.42%       5.63%
For Class A, B, C and Z shares:
   Portfolio turnover rate.............................         25%         62%         37%         34%         32%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-149

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                                     Class B
                                                           ------------------------------------------------------------
                                                                              Year Ended August 31,
                                                           ------------------------------------------------------------
                                                             1997         1996         1995         1994         1993
                                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $  10.87     $  10.98     $  10.81     $  11.74     $  11.15
                                                           --------     --------     --------     --------     --------
Income from investment operations
Net investment income(a)...............................         .50          .53          .57          .56          .59
Net realized and unrealized gain (loss) on investment
   transactions........................................         .29         (.07)         .17         (.75)         .71
                                                           --------     --------     --------     --------     --------
   Total from investment operations....................         .79          .46          .74         (.19)        1.30
                                                           --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income...................        (.50)        (.53)        (.57)        (.56)        (.59)
Distributions in excess of net investment income.......          --(c)        --           --           --           --
Distributions from net realized gains on investment
   transactions........................................        (.19)        (.04)          --         (.18)        (.12)
                                                           --------     --------     --------     --------     --------
   Total distributions.................................        (.69)        (.57)        (.57)        (.74)        (.71)
                                                           --------     --------     --------     --------     --------
Net asset value, end of period.........................    $  10.97     $  10.87     $  10.98     $  10.81     $  11.74
                                                           --------     --------     --------     --------     --------
                                                           --------     --------     --------     --------     --------
TOTAL RETURN(b):.......................................        7.54%        4.22%        7.12%       (1.67)%      12.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $144,992     $188,315     $246,202     $323,077     $351,878
Average net assets (000)...............................    $162,330     $222,235     $274,995     $343,941     $316,372
Ratios to average net assets:(a)
   Expenses, including distribution fees...............        1.10%        1.07%         .95%         .98%        1.01%
   Expenses, excluding distribution fees...............         .60%         .57%         .45%         .48%         .51%
   Net investment income...............................        4.63%        4.80%        5.30%        5.02%        5.23%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-150

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                               Class C                           Class Z
                                                           -----------------------------------------------     ------------
                                                                                                August 1,      December 6,
                                                                                                 1994(d)         1996(e)
                                                                Year Ended August 31,            Through         Through
                                                           --------------------------------     August 31,      August 31,
                                                            1997        1996         1995          1994            1997
                                                           ------     --------     --------     ----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $10.87     $  10.98     $  10.81       $10.83         $  11.10
                                                           ------     --------     --------        -----           ------
Income from investment operations
Net investment income(b)...............................       .48          .50          .54          .04              .41
Net realized and unrealized gain (loss) on investment
   transactions........................................       .29         (.07)         .17         (.02)             .07
                                                           ------     --------     --------        -----           ------
   Total from investment operations....................       .77          .43          .71          .02              .48
                                                           ------     --------     --------        -----           ------
Less distributions
Dividends from net investment income...................      (.48)        (.50)        (.54)        (.04)            (.41)
Distributions in excess of net investment income.......        --(c)        --           --           --               --(c)
Distributions from net realized gains on investment
   transactions........................................      (.19)        (.04)          --           --             (.19)
                                                           ------     --------     --------        -----           ------
   Total distributions.................................      (.67)        (.54)        (.54)        (.04)            (.60)
                                                           ------     --------     --------        -----           ------
Net asset value, end of period.........................    $10.97     $  10.87     $  10.98       $10.81         $  10.98
                                                           ------     --------     --------        -----           ------
                                                           ------     --------     --------        -----           ------
TOTAL RETURN(c):.......................................      7.27%        3.96%        6.86%        0.14%            4.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $1,637     $  1,961     $  1,502       $  240         $     15
Average net assets (000)...............................    $1,894     $  1,735     $    790       $   11         $     10
Ratios to average net assets:(b)
   Expenses, including distribution fees...............      1.35%        1.32%        1.20%        1.29%(a)          .60%(a)
   Expenses, excluding distribution fees...............       .60%         .57%         .45%         .54%(a)          .60%(a)
   Net investment income...............................      4.38%        4.54%        4.99%        5.06%(a)         5.13%(a)

---------------
(a) Annualized.
(b) Net of management fee waiver.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-151

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             NEW JERSEY SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New Jersey Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for each of the four periods in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                       B-152

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                            NEW JERSEY SERIES
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended August 31, 1983 through August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 NEW JERSEY SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New Jersey Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New Jersey Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments as of              PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                             NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Atlantic Cnty. Impvt. Auth. Rev., Ser. 86, F.R.W.D.             VMIG1             3.00%       9/03/97   $  1,300     $  1,300,000
Bernards Twnshp., Ser. 96, B.A.N.                               NR                4.25        5/22/98      5,261        5,274,836
Burlington Cnty.,
   Ser. 96, G.O.                                                Aa                5.20       10/01/97      2,760        2,763,191
   Ser. 97, B.A.N.                                              NR                4.00        3/12/98      3,000        3,005,317
   G.O., B.A.N.                                                 NR                4.25        4/23/98      3,000        3,006,461
Cherry Hill Twnshp., Ser. 96A, B.A.N.                           NR                4.25       10/15/97      5,000        5,002,901
Decatur AL Ind. Dev., Amoco Corp., Ser. 95, F.R.D.D.,
   A.M.T.                                                       P1                3.80        9/02/97        300          300,000
Denville Twnshp., G.O., B.A.N.                                  NR                4.25        6/16/98      1,500        1,504,546
Dist. of Columbia.,
   Gen. Oblig., Ser. 92A-1, F.R.D.D.                            VMIG1             3.80        9/02/97        800          800,000
   Gen. Oblig., Ser. 92A-2, F.R.D.D.                            VMIG1             3.80        9/02/97      1,400        1,400,000
Essex Cnty. Impvt. Auth. Rev., F.R.W.D.                         VMIG1             2.90        9/03/97      3,000        3,000,000
Farmington Pub. Serv. Proj., Ser. 94C, F.R.D.D., A.M.T.         P1                3.80        9/02/97      4,700        4,700,000
Gulf Coast TX, Ind. Dev. Auth., Amoco Oil, Ser. 97,
   F.R.D.D.                                                     P1                3.80        9/02/97      3,400        3,400,000
Hudson Cnty. Impvt. Auth. Rev., Ser. 86, F.R.W.D.               A1+(c)            3.25        9/04/97      2,945        2,945,000
Iowa Fin. Auth., Cedar Riv. Paper Co., Ser. 94A, F.R.D.D.,
   A.M.T.                                                       A1+(c)            3.80        9/02/97        500          500,000
Marlboro Twnshp., Ser. 96, B.A.N.                               NR                4.00       12/18/97      3,145        3,148,559
New Jersey Hsg. & Mtg. Fin. Agcy.
   Eagle Tax Exempt, Ser 94C, F.R.W.D.S.                        A-1+(c)           3.41        9/04/97      3,600        3,600,000
   Home Buyer, Ser. 96S, F.R.W.D., A.M.T.                       A1+(c)            3.45        9/04/97      6,000        6,000,000
New Jersey Sports & Expo. Auth., Ser. 92C, F.R.W.D.             VMIG1             3.15        9/04/97      4,300        4,300,000
New Jersey St. Econ. Dev. Auth.,
   Brach Jersey Ave., F.R.W.D.                                  A-1+(c)           3.795       9/03/97      1,500        1,500,000
   Catholic Cmnty. Svcs. Proj., Ser. 93, F.R.W.D.               VMIG1             3.15        9/04/97      5,795        5,795,000
   Catholic Cmnty. Svcs. Proj., Ser. 95, F.R.W.D.               VMIG1             3.15        9/04/97      2,500        2,500,000
   Chambers Cogen. Proj., Ser. 91, T.E.C.P., A.M.T.             VMIG1             3.10        9/03/97      3,000        3,000,000
   Dow Chemical, Ser. 84A, F.R.D.D.                             P1                3.00        9/02/97      6,700        6,700,000
   Dow Chemical, Ser. 84B, F.R.D.D.                             P1                3.00        9/02/97        300          300,000
   East Meadow Corp., Ser. 86A, F.R.W.D.                        VMIG1             3.60        9/03/97      2,675        2,675,000
   Econ. Growth Bds., Ser. 94B, F.R.W.D.                        A-1(c)            3.25        9/04/97      1,575        1,575,000
   Elizabeth Twn. Wtr. Co., Ser. B, F.R.W.D., A.M.T.            A-1+(c)           2.75        9/03/97      5,500        5,500,000
   Franciscan Oaks Proj., Ser. 92B, F.R.W.D., A.M.T.            A-1(c)            3.25        9/03/97      1,600        1,600,000
   Kent Place, Ser. 92L, F.R.W.D.                               VMIG1             3.25        9/04/97      1,855        1,855,000
   Michael Shalit Proj., Ser. 93, F.R.D.D.                      CPS1              3.70        9/02/97      1,585        1,585,000
   North Plainfield Hldg., Ser. 92, A.O.T.                      VMIG1             3.90        9/01/98      3,380        3,380,000
   Ocean Spray Cranberry Inc. Proj., Ser. 87, A.O.T.            CPS1              4.00        7/01/98      2,500        2,500,000
   Office Court Assoc. Proj., F.R.W.D., A.M.T.                  A1+(c)            3.20        9/03/97      1,700        1,700,000
   Peddie Sch. Proj., Ser. 94B, F.R.W.D.                        A-1(c)            3.25        9/04/97      3,000        3,000,000
   RJB Associates Ltd., F.R.W.D.                                CPS1              3.40        9/04/97      1,402        1,402,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-155

Portfolio of Investments as of              PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                             NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
   Russ Berrie & Co., Ser. 83, F.R.W.D.                         A1+(c)            3.10%       9/03/97   $  5,800     $  5,800,000
   United Water of NJ Proj., Ser. 96A, F.R.D.D.                 VMIG1             3.00        9/02/97      4,200        4,200,000
   Volvo America Corp., Ser. 86, F.R.W.D.                       CPS1              3.20        9/03/97      2,100        2,100,000
New Jersey St. Higher Educ. Asst. Auth.,
   Stud. Loan Rev., Ser. 97B, A.O.T.                            A-1+(c)           3.90        6/01/98      1,800        1,800,000
New Jersey St. Tpke. Auth. Rev., Ser. 91D, F.R.W.D.             VMIG1             2.65        9/03/97     10,600       10,600,000
Newark Healthcare Facs. Rev., Ser. 95A, F.R.W.D.                A-1(c)            3.50        9/04/97      2,955        2,955,000
Passaic Cnty., Util. Auth., Solid Wst. Sys. Proj. Nts.,
   Ser. 97B                                                     MIG1              3.90        8/04/98      1,800        1,800,000
Plaquemines Parish LA Environ. Rev., Brit. Petrol. Co.,
   Explor. & Oil Proj., Ser. 94, F.R.D.D., A.M.T.               P1                3.85        9/02/97      3,400        3,400,000
Port Auth. of New York & New Jersey,
   Ser. 5, F.R.D.D.                                             VMIG1             3.60        9/02/97      1,700        1,700,000
   Ser. 93-1, F.R.W.D.                                          CPS1              3.448(e)    9/02/97      8,000 (f)    8,000,000
   Ser. 3, F.R.D.D.                                             VMIG1             3.60        9/02/97      2,900        2,900,000
Port Corpus Christi, TX, Ind. Dev. Corp. Swg. &
   Sol. Wst. Disp. Rev., A.M.T.                                 VMIG1             3.90        9/02/97        200          200,000
Puerto Rico Comnwlth.,
   Gov't. Dev. Bank, Ser. 85, F.R.W.D.                          VMIG1             2.90        9/03/97      3,300        3,300,000
   Gov't. Dev. Bank, Ser. 85, F.R.W.D.                          VMIG1             2.90        9/03/97      1,200        1,200,000
   Gov't. Dev. Bank, Ser. 95, T.E.C.P.                          NR                3.40        9/03/97      7,000        7,000,000
Randolph Twnshp. Sch. Dist., B.A.N.                             NR                4.00        4/15/98      5,000        5,005,925
Rutgers St. Univ.                                               Aaa               8.00        5/01/98      3,255        3,404,169
Salem Cnty., Ind. Poll. Ctrl. Rev.,
   Philadelphia Elec. Co., Ser. 93A, T.E.C.P., A.M.T.           VMIG1             3.65       10/07/97      8,000        8,000,000
Union Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev.,
   Exxon Corp., Ser. 94, F.R.D.D.                               P1                2.90        9/02/97      3,700        3,700,000
Washoe Cnty., N.V., Sierra Pacific Pwr. Proj., Ser. 90,
   F.R.D.D., A.M.T.                                             P1                3.80        9/02/97      3,800        3,800,000
West Orange Twnshp., B.A.N.                                     NR                4.25        6/24/98      3,119        3,128,905
West Windsor Plainsboro Reg. Sch. Dist., Ser. 97, B.A.N.        NR                4.00        2/10/98      5,000        5,007,415
Willingboro Twnshp., Ser.97, B.A.N.                             NR                3.87        6/26/98      6,168        6,168,957
                                                                                                                     ------------
Total Investments--99.1%
(Amortized cost $197,688,182; Note (d))                                                                               197,688,182
Other assets in excess of liabilities--0.9%                                                                             1,783,553
                                                                                                                     ------------
Net Assets--100%                                                                                                     $199,471,735
                                                                                                                     ------------
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-156

Portfolio of Investments as of              PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                             NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.O.T.--Annual Optional Tender.
    B.A.N--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    T.E.C.P.--Tax Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial statement purposes.
(e) Rate shown reflects rate as of August 31, 1997 for variable instruments.
(f) Indicates a restricted security: the aggregate cost of such securities is $8,000,000. The aggregate value ($8,000,000) is approximately 4.0% of net assets.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-157

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                                                August 31, 1997
Assets                                                                                                          --------------
Investments, at amortized cost which approximates market value............................................        $197,688,182
Receivable for Series shares sold.........................................................................           1,949,774
Interest receivable.......................................................................................           1,485,099
Receivable for investments sold...........................................................................             255,000
Deferred expenses and other assets........................................................................               4,916
                                                                                                                ---------------
   Total assets...........................................................................................         201,382,971
                                                                                                                ---------------
Liabilities
Bank overdraft............................................................................................               6,540
Payable for Series shares reacquired......................................................................           1,701,377
Dividends payable.........................................................................................              87,669
Management fee payable....................................................................................              85,341
Accrued expenses and other liabilities....................................................................              17,524
Distribution fee payable..................................................................................               9,518
Deferred trustee's fee....................................................................................               3,267
                                                                                                                ---------------
   Total liabilities......................................................................................           1,911,236
                                                                                                                ---------------
Net Assets................................................................................................       $ 199,471,735
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................       $   1,994,717
   Paid-in capital in excess of par.......................................................................         197,477,018
                                                                                                                ---------------
Net assets, August 31, 1997...............................................................................       $ 199,471,735
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($199,471,735 / 199,471,735 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized).....................               $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-158

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1997
Income
   Interest and discount earned...............     $ 6,897,534
                                                 ---------------
Expenses
   Management fee.............................         981,113
   Distribution fee...........................         245,278
   Transfer agent's fees and expenses.........          81,000
   Custodian's fees and expenses..............          77,000
   Registration fees..........................          21,000
   Reports to shareholders....................          18,500
   Audit fee..................................           8,000
   Legal fees and expenses....................           4,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................          14,688
                                                 ---------------
      Total expenses..........................       1,454,579
   Less: Custodian fee credit (Note 1)........         (16,684)
                                                 ---------------
      Net expenses............................       1,437,895
                                                 ---------------
Net investment income.........................       5,459,639
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 5,459,639
                                                 ---------------
                                                 ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1997             1996
Operations
   Net investment income..........   $   5,459,639    $  5,571,957
                                    --------------    ------------
   Net increase in net assets
      resulting from operations...       5,459,639       5,571,957
                                    --------------    ------------
Dividends and distributions to
   shareholders (Note 1)..........      (5,459,639)     (5,571,957)
                                    --------------    ------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      subscribed .................     640,701,796     686,158,251
   Net asset value of shares
      issued in reinvestment of
      dividends...................       5,343,670       5,403,204
   Cost of shares reacquired......    (627,970,024)   (692,617,954)
                                    --------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................      18,075,442      (1,056,499)
                                    --------------    ------------
Total increase (decrease).........      18,075,442      (1,056,499)
Net Assets
Beginning of year.................     181,396,293     182,452,792
                                    --------------    ------------
End of year.......................   $ 199,471,735    $181,396,293
                                    --------------    ------------
                                    --------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-159

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Money Market Series (the 'Series') commenced investment operations on December 3, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey State and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
All securities are valued as of 4:30 p.m., New York time.
The Series' may hold up to 10% of its net assets in illiquid securities including those which are restricted as to disposition under securities law ('restricted securities'). Restricted securities held by the Series at August 31, 1997 do not include rights with regard to registration. Restricted securities are valued pursuant to the valuation procedures noted above. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.
Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.
The Series has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Series. The Series reimbursed PSI for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.
PSI, PIFM and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1997, the Series incurred fees of approximately $75,300 for the services of PMFS. As of August 31, 1997, approximately $6,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
                                       B-160

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                      Year Ended August 31,
                                                                       ---------------------------------------------------
                                                                           1997           1996         1995         1994
                                                                       ------------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................      $   1.00       $   1.00     $   1.00     $   1.00
Net investment income and net realized gains(a)....................           .03            .03          .03          .02
Dividends and distributions........................................          (.03)          (.03)        (.03)        (.02)
                                                                       ------------     --------     --------     --------
Net asset value, end of year.......................................      $   1.00       $   1.00     $   1.00     $   1.00
                                                                       ------------     --------     --------     --------
                                                                       ------------     --------     --------     --------
TOTAL RETURN(b):...................................................          2.82%          2.92%        3.15%        1.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................      $199,472       $181,396     $182,453     $158,280
Average net assets (000)...........................................      $196,223       $192,617     $171,223     $169,123
Ratios to average net assets(a):
   Expenses, including distribution fee............................           .73%           .70%         .64%         .68%
   Expenses, excluding distribution fee............................           .60%           .57%         .51%         .55%
   Net investment income...........................................          2.78%          2.89%        3.11%        1.87%

                                                                       1993
                                                                     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................  $   1.00
Net investment income and net realized gains(a)....................       .02
Dividends and distributions........................................      (.02)
                                                                     --------
Net asset value, end of year.......................................  $   1.00
                                                                     --------
                                                                     --------
TOTAL RETURN(b):...................................................      2.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................  $163,087
Average net assets (000)...........................................  $170,103
Ratios to average net assets(a):
   Expenses, including distribution fee............................       .64%
   Expenses, excluding distribution fee............................       .51%
   Net investment income...........................................      2.02%

---------------
(a) Net of custodian fee credit.
(b) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-161

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of
Prudential Municipal Series Fund, New Jersey Money Market Series
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for each of the four years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                       B-162

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                             NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended August 31, 1993 through August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------
                                       B-163

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New Jersey Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New Jersey Money Market Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Money Market Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments as of           PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                          NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.2%
------------------------------------------------------------------------------------------------------------------------------
City of Elmira, Wtr. Impvt., Ser. B, A.M.B.A.C.                 Aaa               5.95%       3/01/16   $  5,395     $  5,625,582
City of New Rochelle Ind. Dev. Agcy.,
   Coll. of New Rochelle                                        Baa2              6.625       7/01/12        500          533,015
   Coll. of New Rochelle                                        Baa2              6.75        7/01/22      2,000        2,133,760
Dutchess Cnty. Res. Rec. Agcy. Rev., Solid Waste Mgmt.,
   Ser. A, F.G.I.C.                                             Aaa               7.50        1/01/09      1,150        1,246,830
Islip Res. Rec., Ser. B, A.M.B.A.C., A.M.T.                     Aaa               7.20        7/01/10      1,745        2,081,488
Jefferson Cnty. Ind. Dev. Agcy., Solid Waste Disp. Rev.,
   A.M.T.                                                       Baa1              7.20       12/01/20      1,500        1,642,050
Met. Trans. Auth. Facs. Rev.,
   Cap. Apprec., Ser. N, F.G.I.C.                               Aaa              Zero         7/01/13      4,000        1,746,760
   Commuter Facs., Ser. A, F.G.I.C.                             Aaa              5.60         7/01/09        500          524,235
   Commuter Facs., Ser. A, F.G.I.C.                             Aaa              5.70         7/01/10      1,000        1,049,580
   Trans. Facs. Rev., Ser. A, F.S.A.                            Aaa              5.60         7/01/09      2,900        3,040,563
   Trans. Facs. Rev., Ser. A, F.S.A.                            Aaa              5.70         7/01/10      4,600        4,828,068
   Trans. Facs. Rev., Ser. N, F.G.I.C.                          Aaa              Zero         7/01/12      5,575        2,583,901
Met. Trans. Auth., New York Svc. Contract,
   Cap. Apprec., Ser. 7, M.B.I.A.                               Aaa             Zero          7/01/08      7,185        4,233,618
   Commuter Facs., Ser. O                                       Baa1              5.50        7/01/17      2,500        2,511,825
   Trans. Facs. Rev., Ser. O                                    Baa1              5.75        7/01/13      1,975        2,049,931
Mun. Assist. Corp. for New York City, Ser. E                    Aa                6.00        7/01/06      3,000        3,270,150
New York City Ind. Dev. Agcy., Spec. Facs. Rev.,
   U.S.T.A. National Tennis Center Proj., F.S.A.                Aaa               6.375      11/15/14      1,000        1,092,480
   Y.M.C.A. Of Greater N.Y. Proj.                               Aaa               8.00        8/01/16      1,350 (b)    1,550,772
New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
   Ser. A                                                       A2                5.50        6/15/24     11,500       11,324,625
   Ser. B                                                       A2                5.875       6/15/26      2,000        2,054,500
New York City Trust, Cultural Res., American Museum of
   Natl. History, Ser. A, M.B.I.A.                              Aaa               5.65        4/01/22      2,500        2,527,400
New York City, Gen. Oblig.,
   Ser. A                                                       Aaa               7.75        3/15/03      3,330 (b)    3,660,969
   Ser. B                                                       Aaa               8.00        6/01/99        890 (b)      949,692
   Ser. B                                                       Baa1              8.00        6/01/99        130          137,991
   Ser. B                                                       Baa1              7.50        2/01/01      4,000        4,361,920
   Ser. D                                                       Aaa               8.00        8/01/03      1,055 (b)    1,208,260
   Ser. D                                                       Baa1              8.00        8/01/03      1,445        1,622,027

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-165

Portfolio of Investments as of           PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                          NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York City, Gen. Oblig. (cont'd)
   Ser. D                                                       Aaa               7.70%       2/01/09   $  2,795 (b) $  3,197,647
   Ser. D                                                       Baa1              7.70        2/01/09        245          276,392
   Ser. F                                                       Aaa               8.20       11/15/03        515 (b)      598,106
   Ser. F                                                       Baa1              8.20       11/15/03      2,485        2,825,768
   Ser. G                                                       Baa1              5.75       10/15/12      7,085        7,195,810
   Ser. G                                                       Baa1              5.875      10/15/14      2,500        2,548,700
   Ser. H                                                       Baa1              6.00        8/01/17      2,400        2,467,824
   Ser. I                                                       Baa1              6.25        4/15/27      6,000        6,299,100
   Ser. I                                                       Baa1              6.10        4/15/10      2,000        2,109,700
New York St. Dorm. Auth. Rev.,
   City Univ. Refunding Bonds                                   Baa1              6.00        7/01/14      6,500        6,964,555
   City Univ. Sys. Cons., Ser. D                                Baa1              7.00        7/01/09      1,880        2,151,077
   City Univ., Ser. A                                           Baa1              8.125       7/01/07        890 (b)      938,336
   City Univ., Ser. A                                           Baa1              8.125       7/01/07      2,545        2,677,594
   Coll. & Univ. Ed., M.B.I.A., A.M.T.                          Aaa             Zero          7/01/04      2,255        1,636,837
   Episcopal Hlth. Svcs., G.N.M.A.                              AAA(c)            7.55        8/01/29      3,000        3,216,300
   Long Island Med. Ctr., Ser. A, F.H.A.                        Aa                7.625       8/15/08      2,545        2,633,388
   Long Island Med. Ctr., Ser. A, F.H.A.                        Aa                7.75        8/15/27      4,100        4,234,152
   Mental Hlth. Svcs. Facs. Impvt., Ser. B                      Baa1              6.50        8/15/11      3,000        3,342,480
   Mental Hlth. Svcs. Facs. Impvt., Ser. B                      Baa1              5.625       2/15/21      2,000        1,980,660
   Spec. Act. Sch. Districts, F.G.I.C.                          Aaa               7.00        7/01/13      3,050        3,309,708
   St. Univ. Edl. Facs., Ser. A                                 Baa1              5.25        5/15/15      8,600        8,395,922
New York St. Energy Resch. & Dev. Auth. Rev.,
   Brooklyn Union Gas Co., Ser. B, M.B.I.A., A.M.T.             Aaa               6.75        2/01/24      2,000        2,177,360
   Con. Edison Co., A.M.T.                                      A1                7.50        7/01/25      6,735        7,121,454
   Con. Edison Co., Ser. A, A.M.T.                              A1                7.50        1/01/26      4,775        5,101,276
New York St. Environ. Facs. Corp., Poll. Ctrl. Rev.,
   Ser. C                                                       Aaa               5.35        7/15/07      2,000        2,091,700
   Ser. C                                                       Aaa               5.45        7/15/08      3,090        3,233,438
   Ser. C                                                       Aaa               5.55        7/15/09      1,375        1,439,309
   St. Wtr. Revolving Fund, Ser. B                              Aa2               7.50        3/15/11      1,300        1,380,990
   St. Wtr. Revolving Fund, Ser. E                              Aa2               6.50        6/15/14      1,000        1,080,750
New York St. Hsg. Fin. Agcy. Rev., Ser. A,
   Multifamily Hsg.                                             Aa                7.05        8/15/24      1,000        1,063,350
   St. Univ. Constr.                                            Aa                8.00        5/01/11      3,600 (b)    4,508,748

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-166

Portfolio of Investments as of           PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                          NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St. Local Gov't. Assist. Corp.,
   Ser. C                                                       A3               Zero         4/01/14    $11,882     $  4,869,719
   Ser. E                                                       A3               6.00%        4/01/14      6,135        6,618,806
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   Mental Hlth. Svcs., Ser. A                                   Aaa               7.50        8/15/07        505 (b)      565,716
   Mental Hlth. Svcs., Ser. A                                   Baa1              7.50        8/15/07        310          344,175
   New York Hosp., Ser. A, A.M.B.A.C., F.H.A.                   Aaa               6.50        8/15/29      3,000        3,295,140
   St. Francis Hosp., Proj. A, F.G.I.C.                         Aaa               7.60       11/01/08      2,350        2,485,571
New York St. Mtge. Agcy. Rev.,
   Homeowner Mtge., Ser. A, A.M.T.                              Aa                8.05       10/01/21      1,320        1,383,650
   Homeowner Mtge., Ser. 55                                     Aa                5.95       10/01/17      2,000        2,066,520
   Homeowner Mtge., Ser. 60, A.M.T.                             Aa2               6.00       10/01/22      8,000        8,211,120
New York St. Mun. Bond Bank Agcy., Spec. Proj. Rev., Ser.
   A                                                            A+(c)             6.75        3/15/11      3,000        3,256,410
New York St. Thrwy. Auth.,
   Highway & Bridge Trust Fund, Ser. B, F.G.I.C.                Aaa               6.00        4/01/14      2,220        2,330,667
   Svc. Contract Rev., Local Highway & Bridge                   Baa1              6.45        4/01/15      1,000        1,089,070
New York St. Urban Dev. Corp. Rev.,
   Correctional Cap. Facs., A.M.B.A.C.                          Aaa             Zero          1/01/08     10,000        6,037,900
   Correctional Cap. Facs., Ser. 5, A.M.B.A.C.                  Aaa               6.00        1/01/04      4,415        4,748,686
   St. Facs.                                                    Baa1              5.75        4/01/11      5,000        5,250,400
   St. Facs.                                                    Baa1              5.75        4/01/12      5,750        6,004,322
   St. Facs.                                                    Baa1              5.60        4/01/15      2,000        2,033,560
   Subordinated Lien Corp.                                      A                 5.50        7/01/16     10,000        9,952,800
   Subordinated Lien Corp.                                      A                 5.50        7/01/22      5,000        4,906,650
Port Auth. of New York & New Jersey, Ser. 70, A.M.T.            A1                7.25        8/01/25      1,000        1,074,710
Puerto Rico Commonwealth,
   Gen. Oblig., A.M.B.A.C.                                      Aaa               7.00        7/01/10      6,500        7,775,040
   Hwy. & Trans. Auth. Rev., Ser. W, M.B.I.A.                   Aaa               5.50        7/01/13     11,000       11,497,750
   Pub. Impvt. Rfdg., M.B.I.A.                                  Aaa               7.00        7/01/10      1,250        1,495,200
Puerto Rico Elec. Pwr. Auth. Rev., Pub. Impvt. Ref.,
   M.B.I.A.                                                     Aaa             Zero          7/01/04      8,845        6,502,402
Puerto Rico Ind. Tourist Educ. Med. & Envr. Ctrl. Facs.
   Fin. Auth., Hosp. Rev                                        Aaa               5.50        7/01/26      3,000        2,978,310
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Gov't. Facs.,
   Ser. A, A.M.B.A.C.                                           Aaa               6.25        7/01/15      2,050        2,303,216
Rockland Cnty. Solid Waste Mgmt. Auth., Ser. B,
   A.M.B.A.C., A.M.T.                                           Aaa               5.625      12/15/14      1,585        1,609,361
Triborough Bridge & Tunl. Auth. Rev., Ser. A, M.B.I.A.          Aaa               6.00        1/01/10      2,000        2,190,100
                                                                                                                     ------------
Total long-term investments (cost $262,936,328)                                                                       280,667,394
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-167

Portfolio of Investments as of           PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                          NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.9%
New York St. Energy Resch. & Dev. Auth.,
   Niagara Mohawk Pwr. Corp., Ser. 85B, F.R.D.D.                P1                3.70%       9/02/97   $  2,300     $  2,300,000
   Niagara Mohawk Pwr. Corp., Ser. 86A, F.R.D.D.                P1                3.75        9/02/97        200          200,000
Port Auth. of New York & New Jersey, Spec. Oblig. Rev.,
   Ser. 2, F.R.D.D.                                             VMIG1             3.65        9/02/97        200          200,000
                                                                                                                     ------------
Total short-term investments (cost $2,700,000)                                                                          2,700,000
                                                                                                                     ------------
Total Investments--99.1%
(cost $265,636,328; Note 4)                                                                                           283,367,394
Other assets in excess of liabilities--0.9%                                                                             2,570,094
                                                                                                                     ------------
Net Assets--100%                                                                                                     $285,937,488
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (d).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c) Standard & Poor's Rating.
(d) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-168

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            NEW YORK SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1997
Investments, at value (cost $265,636,328).................................................................       $ 283,367,394
Cash......................................................................................................              29,406
Interest receivable.......................................................................................           3,643,539
Receivable for Series shares sold.........................................................................              73,653
Other assets..............................................................................................               8,055
                                                                                                                ---------------
   Total assets...........................................................................................         287,122,047
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................             694,757
Dividends payable.........................................................................................             228,511
Management fee payable....................................................................................             110,581
Accrued expenses..........................................................................................              83,911
Distribution fee payable..................................................................................              63,532
Deferred trustee's fees...................................................................................               3,267
                                                                                                                ---------------
   Total liabilities......................................................................................           1,184,559
                                                                                                                ---------------
Net Assets................................................................................................       $ 285,937,488
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     239,435
   Paid-in capital in excess of par.......................................................................         266,948,519
                                                                                                                ---------------
                                                                                                                   267,187,954
   Accumulated net realized gain on investments...........................................................           1,018,468
   Net unrealized appreciation on investments.............................................................          17,731,066
                                                                                                                ---------------
Net assets, August 31, 1997...............................................................................       $ 285,937,488
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($172,471,353 / 14,443,796 shares of beneficial interest issued and outstanding)....................              $11.94
   Maximum sales charge (3% of offering price)............................................................                 .37
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $12.31
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($112,658,114 / 9,432,027 shares of beneficial interest issued and outstanding).....................              $11.94
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($779,879 / 65,293 shares of beneficial interest issued and outstanding)............................              $11.94
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($28,142 / 2,355 shares of beneficial interest issued and outstanding)..............................              $11.95
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-169

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1997
Income
   Interest...................................     $17,337,551
                                                 ---------------
Expenses
   Management fee.............................       1,487,565
   Distribution fee--Class A..................         173,963
   Distribution fee--Class B..................         613,721
   Distribution fee--Class C..................           5,987
   Transfer agent's fees and expenses.........         145,000
   Custodian's fees and expenses..............         100,000
   Reports to shareholders....................          60,000
   Registration fees..........................          40,000
   Audit fees.................................          10,000
   Legal fees and expenses....................           9,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................          20,475
                                                 ---------------
      Total expenses..........................       2,669,711
   Less: Management fee waiver (Note 2).......        (148,756)
      Custodian fee credit....................          (7,705)
                                                 ---------------
      Net expenses............................       2,513,250
                                                 ---------------
Net investment income.........................      14,824,301
                                                 ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions....................       2,070,926
   Financial futures transactions.............        (934,521)
                                                 ---------------
                                                     1,136,405
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................       9,868,697
   Financial futures contracts................         (77,625)
                                                 ---------------
                                                     9,791,072
                                                 ---------------
Net gain on investments.......................      10,927,477
                                                 ---------------
Net Increase in Net Assets Resulting from
Operations....................................     $25,751,778
                                                 ---------------
                                                 ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1997             1996
Operations
   Net investment income..........   $  14,824,301    $ 16,230,346
   Net realized gain on investment
      transactions................       1,136,405       9,002,172
   Net change in unrealized
      appreciation of
      investments.................       9,791,072     (11,302,364)
                                    --------------    ------------
   Net increase in net assets
      resulting from operations...      25,751,778      13,930,154
                                    --------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment income
      Class A.....................      (8,959,583)     (8,811,465)
      Class B.....................      (5,828,376)     (7,388,688)
      Class C.....................         (35,922)        (30,193)
      Class Z.....................            (420)             --
                                    --------------    ------------
                                       (14,824,301)    (16,230,346)
                                    --------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................         (59,069)             --
      Class B.....................         (42,280)             --
      Class C.....................            (262)             --
                                    --------------    ------------
                                          (101,611)             --
                                    --------------    ------------
   Distributions from net realized gains
      Class A.....................      (3,839,493)       (701,061)
      Class B.....................      (2,748,185)       (645,835)
      Class C.....................         (17,035)         (2,246)
      Class Z.....................              (4)             --
                                    --------------    ------------
                                        (6,604,717)     (1,349,142)
                                    --------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................      11,515,705      18,427,055
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............      13,270,052      10,492,197
   Cost of shares reacquired......     (47,746,814)    (47,159,422)
                                    --------------    ------------
   Net decrease in net assets from
      Series share transactions...     (22,961,057)    (18,240,170)
                                    --------------    ------------
Total decrease....................     (18,739,908)    (21,889,504)
Net Assets
Beginning of year.................     304,677,396     326,566,900
                                    --------------    ------------
End of year.......................   $ 285,937,488    $304,677,396
                                    --------------    ------------
                                    --------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-170

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW YORK SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The New York Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state and city income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities and whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 p.m., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required. Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute
--------------------------------------------------------------------------------
                                       B-171

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW YORK SERIES
--------------------------------------------------------------------------------
of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $101,611, increase paid-in capital by $66,986 and decrease accumulated net realized gain by $168,597, due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to September 1, 1997, PIFM agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $148,756 ($0.006 per share) for the fiscal year ended August 31, 1997. The Series is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1997.
PSI has advised the Series that it has received approximately $19,000 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1997, it received approximately $229,000 and $800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of August 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1997, the Series incurred fees of approximately $119,000 for the services of PMFS. As of August 31, 1997, approximately $8,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1997 were $123,433,264 and $145,365,837, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1997 was substantially the same as for financial reporting purposes and accordingly, net and gross unrealized appreciation on investments for federal income tax purposes was $17,731,066.
--------------------------------------------------------------------------------
                                       B-172

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NEW YORK SERIES
--------------------------------------------------------------------------------
Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective December 6, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for fiscal years ended August 31, 1997 and 1996 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended August 31, 1997:
Shares sold.......................      176,414    $   2,082,840
Shares issued in reinvestment of
  dividends and distributions.....      679,483        8,017,121
Shares reacquired.................   (2,306,824)     (27,255,272)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (1,450,927)     (17,155,311)
Shares issued upon conversion from
  Class B.........................    1,615,708       19,137,484
                                    -----------    -------------
Net increase in shares
  outstanding.....................      164,781    $   1,982,173
                                    -----------    -------------
                                    -----------    -------------
Year ended August 31, 1996:
Shares sold.......................      288,545    $   3,471,580
Shares issued in reinvestment of
  dividends and distributions.....      482,548        5,793,739
Shares reacquired.................   (1,836,870)     (21,951,600)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (1,065,777)     (12,686,281)
Shares issued upon conversion from
  Class B.........................    1,655,227       19,855,903
                                    -----------    -------------
Net increase in shares
  outstanding.....................      589,450    $   7,169,622
                                    -----------    -------------
                                    -----------    -------------
Class B                               Shares          Amount
----------------------------------  -----------    -------------
Year ended August 31, 1997:
Shares sold.......................      773,889    $   9,162,180
Shares issued in reinvestment of
  dividends and distributions.....      441,202        5,205,278
Shares reacquired.................   (1,701,083)     (20,093,682)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (485,992)      (5,726,224)
Shares reacquired upon conversion
  into
  Class A.........................   (1,615,362)     (19,137,484)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (2,101,354)   $ (24,863,708)
                                    -----------    -------------
                                    -----------    -------------
Year ended August 31, 1996:
Shares sold.......................    1,214,638    $  14,603,191
Shares issued in reinvestment of
  dividends and distributions.....      388,580        4,669,975
Shares reacquired.................   (2,099,335)     (25,184,658)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (496,117)      (5,911,492)
Shares reacquired upon conversion
  into Class A....................   (1,655,227)     (19,855,903)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (2,151,344)   $ (25,767,395)
                                    -----------    -------------
                                    -----------    -------------
Class C
----------------------------------
Year ended August 31, 1997:
Shares sold.......................       20,539    $     243,216
Shares issued in reinvestment of
  dividends and distributions.....        4,006           47,258
Shares reacquired.................      (33,707)        (397,860)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................       (9,162)   $    (107,386)
                                    -----------    -------------
                                    -----------    -------------
Year ended August 31, 1996:
Shares sold.......................       29,584    $     352,284
Shares issued in reinvestment of
  dividends and distributions.....        2,378           28,483
Shares reacquired.................       (1,951)         (23,164)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       30,011    $     357,603
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
December 6, 1996 (a) through
  August 31, 1997:
Shares sold.......................        2,322    $      27,469
Shares issued in reinvestment of
  dividends and distributions.....           33              395
                                    -----------    -------------
Net increase in shares
  outstanding.....................        2,355    $      27,864
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       B-173

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                    Class A
                                                           ----------------------------------------------------------
                                                                             Year Ended August 31,
                                                           ----------------------------------------------------------
                                                             1997         1996         1995        1994        1993
                                                           --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................    $  11.77     $  11.91     $  11.71     $ 12.54     $ 11.75
                                                           --------     --------     --------     -------     -------
Income from investment operations
Net investment income..................................         .61(a)       .63(a)       .66(a)      .67         .70
Net realized and unrealized gain (loss) on investment
   transactions........................................         .43         (.09)         .20        (.83)        .79
                                                           --------     --------     --------     -------     -------
   Total from investment operations....................        1.04          .54          .86        (.16)       1.49
                                                           --------     --------     --------     -------     -------
Less distributions
Dividends from net investment income...................        (.61)        (.63)        (.66)       (.67)       (.70)
Distributions in excess of net investment income.......          --(c)     --           --          --          --
Distributions from net realized gains..................        (.26)        (.05)       --          --          --
                                                           --------     --------     --------     -------     -------
   Total distributions.................................        (.87)        (.68)        (.66)       (.67)       (.70)
                                                           --------     --------     --------     -------     -------
Net asset value, end of year...........................    $  11.94     $  11.77     $  11.91     $ 11.71     $ 12.54
                                                           --------     --------     --------     -------     -------
                                                           --------     --------     --------     -------     -------
TOTAL RETURN(b):.......................................        9.19%        4.53%        7.70%      (1.38)%     13.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................    $172,471     $168,037     $163,025     $13,661     $11,821
Average net assets (000)...............................    $173,963     $168,291     $ 95,024     $13,454     $ 8,755
Ratios to average net assets:
   Expenses, including distribution fees...............         .68%(a)      .68%(a)      .69%(a)     .74%        .74%
   Expenses, excluding distribution fees...............         .58%(a)      .58%(a)      .59%(a)     .64%        .64%
   Net investment income...............................        5.15%(a)     5.24%(a)     5.65%(a)    5.46%       5.78%
For Class A, B, C and Z shares:
   Portfolio turnover rate.............................          43%          92%          57%         49%         44%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-174

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                     Class B
                                                           ------------------------------------------------------------
                                                                              Year Ended August 31,
                                                           ------------------------------------------------------------
                                                             1997         1996         1995         1994         1993
                                                           --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................    $  11.77     $  11.91     $  11.71     $  12.54     $  11.75
                                                           --------     --------     --------     --------     --------
Income from investment operations
Net investment income..................................         .56(a)       .58(a)       .61(a)       .62          .65
Net realized and unrealized gain (loss) on investment
   transactions........................................         .43         (.09)         .20         (.83)         .79
                                                           --------     --------     --------     --------     --------
   Total from investment operations....................         .99          .49          .81         (.21)        1.44
                                                           --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income...................        (.56)        (.58)        (.61)        (.62)        (.65)
Distributions in excess of net investment income.......          --(c)     --           --           --           --
Distributions from net realized gains..................        (.26)        (.05)       --           --           --
                                                           --------     --------     --------     --------     --------
   Total distributions.................................        (.82)        (.63)        (.61)        (.62)        (.65)
                                                           --------     --------     --------     --------     --------
Net asset value, end of year...........................    $  11.94     $  11.77     $  11.91     $  11.71     $  12.54
                                                           --------     --------     --------     --------     --------
                                                           --------     --------     --------     --------     --------
TOTAL RETURN(b):.......................................        8.76%        4.12%        7.27%       (1.77)%      12.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................    $112,658     $135,764     $163,013     $331,982     $358,607
Average net assets (000)...............................    $122,744     $152,656     $230,033     $350,564     $330,823
Ratios to average net assets:
   Expenses, including distribution fees...............        1.08%(a)     1.08%(a)     1.11%(a)     1.14%        1.14%
   Expenses, excluding distribution fees...............         .58%(a)      .58%(a)      .61%(a)      .64%         .64%
   Net investment income...............................        4.75%(a)     4.84%(a)     5.30%(a)     5.06%        5.38%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-175

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                 Class C                             Class Z
                                                           ---------------------------------------------------     ------------
                                                                                                    August 1,      December 6,
                                                                                                     1994(d)         1996(e)
                                                                  Year Ended August 31,              Through         Through
                                                           ------------------------------------     August 31,      August 31,
                                                            1997         1996           1995           1994            1997
                                                           ------        -----          -----          -----       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $11.77       $11.91         $11.71         $11.74         $  12.09
                                                           ------        -----          -----          -----       ------------
Income from investment operations
Net investment income..................................       .53(a)       .55(a)         .58(a)         .04              .46(a)
Net realized and unrealized gain (loss) on investment
   transactions........................................       .43         (.09)           .20           (.03)             .12
                                                           ------        -----          -----          -----       ------------
   Total from investment operations....................       .96          .46            .78            .01              .58
                                                           ------        -----          -----          -----       ------------
Less distributions
Dividends from net investment income...................      (.53)        (.55)          (.58)          (.04)            (.46)
Distributions in excess of net investment income.......        --(f)     --             --             --                  --(f)
Distributions from net realized gains..................      (.26)        (.05)         --             --                (.26)
                                                           ------        -----          -----          -----       ------------
   Total distributions.................................      (.79)        (.60)          (.58)          (.04)            (.72)
                                                           ------        -----          -----          -----       ------------
Net asset value, end of period.........................    $11.94       $11.77         $11.91         $11.71         $  11.95
                                                           ------        -----          -----          -----       ------------
                                                           ------        -----          -----          -----       ------------
TOTAL RETURN(b):.......................................      8.49%        3.86%          7.01%          0.06%            5.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $  780       $  876         $  529         $  142         $     28
Average net assets (000)...............................    $  798       $  659         $  325         $   42         $     11
Ratios to average net assets:
   Expenses, including distribution fees...............      1.33%(a)     1.33%(a)       1.36%(a)       1.62%(c)          .58%(c)
   Expenses, excluding distribution fees...............       .58%(a)      .58%(a)        .61%(a)        .87%(c)          .58%(c)
   Net investment income...............................      4.50%(a)     4.59%(a)       5.05%(a)       5.17%(c)         5.25%(c)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-176

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             NEW YORK SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of
Prudential Municipal Series Fund, New York Series
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for each of the four periods in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified. PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                       B-177

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                            NEW YORK SERIES
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended August 31, 1993 through August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 NEW YORK SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New York Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New York Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments as of              PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                             NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Brentwood Union Free Sch. Dist., Ser. 97, T.A.N.                MIG1              4.50%       6/30/98   $  5,000     $  5,013,526
Buffalo, Gen. Impvt., Ser. 97A                                  Aaa               4.00        2/01/98      2,802        2,806,546
Clinton Cnty. Ind. Dev. Agcy. Rev., Ser. 96A, F.R.W.D.,
   A.M.T.                                                       A-1(c)            3.30        9/04/97      3,200        3,200,000
Erie Cnty., Ser. 97A, R.A.N.                                    MIG1              4.50        6/24/98      2,500        2,513,699
Harrison Central School Dist., Ser. 97, B.A.N.                  NR                4.00        3/19/98      5,400        5,407,151
Levittown Union Free School Dist., Ser. 97, T.A.N.              NR                4.50        6/24/98      6,100        6,130,939
Monroe Cnty. Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co.,
   Ser. 84, S.E.M.O.T.                                          A-1+(c)           3.60        9/01/97      7,000        7,000,000
Nassau Cnty., General Obligation,
   General Impvt., Ser. 96T                                     Aaa               5.125       9/01/97      8,180        8,180,000
Nassau Cnty., Ind. Dev. Agcy. Rev., Cold Spring Harbor,
   Ser. 89, F.R.D.D.                                            A-1+(c)           3.70        9/02/97      1,100        1,100,000
New York City Hlth. and Hosp. Corp. Rev., Health Sys., Ser
   97D, F.R.W.D.                                                VMIG1             3.20        9/03/97      3,000        3,000,000
New York City Hsg. Dev. Corp.,
   250 West 50th St., Ser. 97A, A.M.T.                          VMIG1             3.30        9/03/97      4,000        4,000,000
   400 West 59th St. Proj., Ser. 95A-1, F.R.W.D., A.M.T.        A-1(c)            3.30        9/03/97     11,900       11,900,000
   400 West 59th St. Proj., Ser. 95A-2, F.R.W.D., A.M.T.        A-1(c)            3.30        9/03/97      5,000        5,000,000
   E.17th St. Property, Ser. 93A, F.R.D.D.                      A-1(c)            3.75        9/02/97     12,300       12,300,000
   James Tower Proj., Ser. 94A, F.R.W.D.                        A-1(c)            3.20        9/03/97      6,400        6,400,000
New York City Ind. Dev. Agcy. Rev.,
   Brooklyn Navy Yard Cogen., Ser. 95A, F.R.W.D.                P-1               3.30        9/03/97     30,700       30,700,000
   Korean Airlines, Ser. 97B, F.R.W.D., A.M.T.                  VMIG1             3.30        9/03/97      2,200        2,200,000
   Nat'l Audubon Society, Ser. 89, F.R.D.D.                     A-1+(c)           3.65        9/02/97      3,000        3,000,000
New York City Mun. Water Fin. Auth.,
   Ser. 5, T.E.C.P.                                             P-1               3.65        9/12/97      7,000        7,000,000
   Water & Sewer Auth., Ser. 93C, F.R.D.D.                      VMIG1             3.70        9/02/97      3,900        3,900,000
   Water & Sewer Auth., Ser. 9-3, T.E.C.P.                      P-1               3.80       10/09/97     10,000       10,000,000
   Water & Sewer Sys. Rev., Ser. C, F.R.D.D.                    VMIG1             3.70        9/02/97      2,600        2,600,000
New York City Trust Cultural Res. Rev.,
   Carnegie Hall, Ser. 85, F.R.W.D.                             VMIG1             3.20        9/03/97      2,475        2,475,000
   Carnegie Hall, Ser. 90, F.R.W.D.                             VMIG1             3.20        9/03/97      2,000        2,000,000
   Soloman R. Guggenheim Proj., Ser. 90B, F.R.D.D.              VMIG1             3.65        9/02/97      4,400        4,400,000
New York City, Gen. Oblig., T.E.C.P.,
   Ser. 94-H2                                                   VMIG1             3.75       11/20/97      4,500        4,500,000
   Ser. 94-H3                                                   VMIG1             3.80       11/14/97      3,100        3,100,000
   Ser. H6                                                      VMIG1             3.80       12/19/97      4,200        4,200,000
   Ser. J2                                                      VMIG1             3.80        9/12/97      5,000        5,000,000
   Ser. J2                                                      VMIG1             3.75       11/04/97      7,000        7,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-180
Portfolio of Investments as of              PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                             NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St. Dorm. Auth. Rev.,
   Cornell Univ., Ser. 90B, F.R.D.D.                            VMIG1             3.65%       9/02/97   $  6,700     $  6,700,000
   Mem. Sloan Kettering, Ser. 89A, T.E.C.P.                     VMIG1             3.80        9/12/97      8,000        8,000,000
   Rockefeller Univ., Ser. 97-C3201, F.R.W.D.S.
      (cost $13,200,000; purchased 1/27/97)                     A-1+(c)           3.41        9/04/97     13,200 (f)   13,200,000
New York St. Energy Res. & Dev. Auth.,
   Long Island Ltg. Co. Proj., Ser. 85A, A.N.N.M.T.             VMIG1             3.60        9/01/97      5,000        5,000,000
   Long Island Ltg. Co. Proj., Ser. 95A, F.R.W.D., A.M.T.       VMIG1             3.25        9/03/97      5,000        5,000,000
   Niagara Mohawk Pwr. Corp., Ser. 85A, F.R.D.D.                A-1+(c)           3.70        9/02/97      3,900        3,900,000
   Niagara Mohawk Pwr. Corp., Ser. 85B, F.R.D.D.                P-1               3.70        9/02/97      1,200        1,200,000
   Niagara Mohawk Pwr. Corp., Ser. 86A, F.R.D.D., A.M.T.        P-1               3.75        9/02/97     12,600       12,600,000
New York St. Environ. Facs. Corp., General Electric Corp.,
   Ser. 92A, T.E.C.P., A.M.T.                                   P-1               3.70        9/10/97      5,600        5,600,000
New York St. Hsg. Fin. Agcy. Rev., F.R.W.D.,
   Liberty View Apts., Ser. 85A                                 VMIG1             3.35        9/03/97     11,500       11,500,000
   Normandie Ct. I Proj., Ser. 91A                              VMIG1             3.15        9/03/97      5,000        5,000,000
   Union Square So. Hsg., Ser. 96A, A.M.T.                      MIG1              3.25        9/03/97      5,000        5,000,000
New York St. Job Dev. Auth., F.R.M.D.,
   Ser. 84D                                                     VMIG1             3.95        9/02/97      1,270        1,270,000
   Ser. 84E                                                     VMIG1             3.95        9/02/97      2,960        2,960,000
   Ser. 84F                                                     VMIG1             3.95        9/02/97      1,135        1,135,000
   Ser. 86C, A.M.T.                                             VMIG1             4.05        9/02/97      1,000        1,000,000
New York St. Local Gov't Assistance Corp., F.R.W.D.,
   Ser. 95B                                                     VMIG1             3.20        9/03/97      5,000        5,000,000
   Ser. 95E                                                     VMIG1             3.20        9/03/97      5,000        5,000,000
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   Hosp. & Nursing Home Proj., Ser. 88B                         Aaa               8.10        2/15/98      6,175 (e)    6,417,176
   Huntington Hosp., Ser. 87A                                   Aaa               8.125      11/01/97      3,900 (e)    4,005,667
Niagara Cnty. Ind. Dev. Agcy. Rev., Gen. Abrasive
   Treibacher,
   Ser. 91, F.R.W.D., A.M.T.                                    P-1               3.45        9/03/97      4,600        4,600,000
Onondaga Cnty. Ind. Dev. Agcy. Rev., Syracuse Research
   Corp.,
   Ser. 97A, F.R.W.D.S.                                         A-1(c)            3.25        9/04/97      3,200        3,200,000
Oswego Cnty. Ind. Dev. Agcy. Rev., Phillip Morris Co.,
   Ser. 92, F.R.W.D.                                            P-1               3.40        9/03/97     10,000       10,000,000
Port Auth. of New York & New Jersey,
   Ser. 1R, F.R.D.D.                                            VMIG1             3.70        9/02/97        800          800,000
   Ser. 2, F.R.D.D.                                             VMIG1             3.65        9/02/97      1,600        1,600,000
   Ser. 3, F.R.D.D.                                             VMIG1             3.60        9/02/97      1,300        1,300,000
   Ser. 5, F.R.D.D.                                             VMIG1             3.60        9/02/97      1,100        1,100,000
   Ser. 93-1, F.R.W.D.
      (cost $12,000,000; purchased 4/13/93)                     NR                3.475       9/02/97     12,000 (f)   12,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-181
Portfolio of Investments as of              PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                             NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Commwlth., Gov't. Dev. Bank, Ser. 95, T.E.C.P.      A-1+(c)           3.40%       9/03/97   $  7,000     $  7,000,000
Sachem Central School Dist., Ser. 97-98, T.A.N.                 MIG1              4.25        6/25/98      7,250        7,271,594
Shenedehowa Central School Dist., Ser. 97, B.A.N.               NR                4.50        5/06/98      7,315        7,339,012
Smithtown Central School Dist., Ser. 97-98, T.A.N.              NR                4.25        6/29/98      4,850        4,861,932
Triborough Bridge & Tunnel Auth. Rev.,
   Ser. 94, F.R.W.D.                                            VMIG1             3.15        9/03/97      2,200        2,200,000
   Ser. N                                                       Aaa               7.875       1/01/98      3,445 (e)    3,544,710
Yates Cnty. Ind. Dev. Agcy. Rev., Clearplass Containers
   Inc.,
   Ser. 92A, F.R.W.D.                                           A-1(c)            3.30        9/04/97      1,190        1,190,000
                                                                                                                     ------------
Total Investments--98.7%
(cost $353,521,952; Note (d))                                                                                         353,521,952
Other assets in excess of liabilities--1.3%                                                                             4,769,300
                                                                                                                     ------------
Net Assets--100%                                                                                                     $358,291,252
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.M.D.--Floating Rate (Monthly) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic(b).
    R.A.N.--Revenue Anticipation Note.
    S.E.M.O.T.--Semi-Annual Optional Tender.
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(e) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(f) Indicates a restricted security; the aggregate cost of such securities is $25,200,000. The aggregate value of $25,200,000 is approximately 7.0% of net assets.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-182
                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1997
Investments, at amortized cost which approximates market value............................................      $  353,521,952
Cash......................................................................................................              16,313
Receivable for Series shares sold.........................................................................           6,313,637
Interest receivable.......................................................................................           1,993,410
Other assets..............................................................................................               8,598
                                                                                                                ---------------
   Total assets...........................................................................................         361,853,910
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................           3,149,218
Dividends payable.........................................................................................             168,894
Management fee payable....................................................................................             150,617
Accrued expenses..........................................................................................              69,714
Distribution fee payable..................................................................................              20,948
Deferred trustee's fee....................................................................................               3,267
                                                                                                                ---------------
   Total liabilities......................................................................................           3,562,658
                                                                                                                ---------------
Net Assets................................................................................................      $  358,291,252
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $    3,582,912
   Paid-in capital in excess of par.......................................................................         354,708,340
                                                                                                                ---------------
Net assets, August 31, 1997...............................................................................      $  358,291,252
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($358,291,252 / 358,291,252 shares
   of beneficial interest issued and outstanding; unlimited number of shares authorized)..................                $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-183

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1997
Income
   Interest and discount earned...............     $11,653,909
                                                 ---------------
Expenses
   Management fee.............................       1,630,461
   Distribution fee...........................         407,615
   Transfer agent's fees and expenses.........         129,000
   Custodian's fees and expenses..............          60,000
   Reports to shareholders....................          40,000
   Registration fees..........................          21,000
   Audit fee..................................           8,000
   Legal fees and expenses....................           4,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................           1,282
                                                 ---------------
      Total expenses..........................       2,305,358
       Less: custodian fee credit (Note 1)....         (18,035)
                                                 ---------------
      Net expenses............................       2,287,323
                                                 ---------------
Net investment income.........................       9,366,586
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 9,366,586
                                                 ---------------
                                                 ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended August 31,
in Net Assets                       1997               1996
Operations
   Net investment income.....  $     9,366,586    $     9,800,252
   Net realized gain on
      investment
      transactions...........               --              1,956
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............        9,366,586          9,802,208
                               ---------------    ---------------
Dividends and distributions
   (Note 1)..................       (9,366,586)        (9,802,208)
                               ---------------    ---------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold...................    1,086,099,180      1,133,204,969
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions .........        9,107,958          9,471,692
   Cost of shares
      reacquired.............   (1,086,385,693)    (1,117,904,471)
                               ---------------    ---------------
   Net increase in net assets
      from Series share
      transactions...........        8,821,445         24,772,190
                               ---------------    ---------------
Total increase...............        8,821,445         24,772,190
Net Assets
Beginning of year............      349,469,807        324,697,617
                               ---------------    ---------------
End of year..................  $   358,291,252    $   349,469,807
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-184

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The New York Money Market Series (the 'Series') commenced investment operations in April, 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of thirteen months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
All securities are valued as of 4:30 P.M., New York time.
The Series may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Restricted securities held by the Series at August 31, 1997 do not include rights with regard to registration. Restricted securities are valued pursuant to the valuation procedures noted above. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.
Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC. ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI') which acts as the distributor of the Fund. The Series reimburses PSI for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.
PSI, PIFM and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1997, the Series incurred fees of approximately $117,300 for the services of PMFS. As of August 31, 1997, approximately $8,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
                                       B-185

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                             Year Ended August 31,
                                                                             -----------------------------------------------------
                                                                                 1997             1996         1995         1994
                                                                             ------------       --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................................      $   1.00         $   1.00     $   1.00   $   1.00
Net investment income and net realized gains.............................           .03              .03          .03        .02
Dividends and distributions to shareholders..............................          (.03)            (.03)        (.03)      (.02)
                                                                             ------------       --------     --------   --------
Net asset value, end of year.............................................      $   1.00         $   1.00     $   1.00   $   1.00
                                                                             ------------       --------     --------   --------
                                                                             ------------       --------     --------   --------
TOTAL RETURN(a):.........................................................          2.91%            2.97%        3.06%      1.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............................................      $358,291         $349,470     $324,698   $269,073
Average net assets (000).................................................      $326,092         $336,427     $292,763   $280,492
Ratios to average net assets:
   Expenses, including distribution fee..................................           .71%             .72%         .73%       .77%
   Expenses, excluding distribution fee..................................           .58%             .60%         .61%       .64%
   Net investment income.................................................          2.87%            2.91%        3.02%      1.78%

                                                                             1993
                                                                           --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................................  $   1.00
Net investment income and net realized gains.............................       .02
Dividends and distributions to shareholders..............................      (.02)
                                                                           --------
Net asset value, end of year.............................................  $   1.00
                                                                           --------
                                                                           --------
TOTAL RETURN(a):.........................................................      1.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............................................  $286,304
Average net assets (000).................................................  $275,640
Ratios to average net assets:
   Expenses, including distribution fee..................................       .75%
   Expenses, excluding distribution fee..................................       .63%
   Net investment income.................................................      1.75%

---------------
(a) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-186

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of
Prudential Municipal Series Fund, New York Money Market Series
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for each of the four years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                       B-187

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                            NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended August 31, 1993 through August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
                                       B-188

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New York Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New York Money Market Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Money Market Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments as of           PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.8%
------------------------------------------------------------------------------------------------------------------------------
Buncombe Cnty., Pub. Impvt. Bonds                                Aa                6.90%       3/01/09    $ 1,000(e)  $ 1,059,850
Cary Sanitary Sewer                                              Aa1               5.20        4/01/09        500         512,945
Charlotte Mecklenberg Hosp., Hlth. Care Sys. Rev.                Aa3               6.25        1/01/20        750         781,320
Charlotte Mecklenberg Hosp., Hlth. Care Sys. Rev.                Aa3               5.875       1/15/26      1,000       1,031,680
Charlotte Wtr. & Swr.                                            Aaa               6.20        6/01/17      1,500(e)    1,641,030
Charlotte Wtr. & Swr.                                            Aaa               5.90        2/01/19      1,000(g)    1,046,550
City of Greensboro, Enterprise Sys. Rev., Ser. A                 A1                5.30        6/01/15      1,000         994,230
Columbus Ind. Fac. & Poll. Fin. Auth., Intl. Paper Co.
   Proj.                                                         A3                6.15        4/01/21      1,000       1,037,980
Concord Util. Sys. Rev., M.B.I.A.                                Aaa               5.50       12/01/14      1,000(g)    1,017,950
Dare Cnty., Util. Sys. Rev., M.B.I.A.                            Aaa               5.75        6/01/14        500         515,550
Durham Cnty., Pub. Impvt.                                        Aaa               4.60        5/01/04      2,000(g)    2,017,040
Durham, Cert. of Part.                                           Aa3               5.375       6/01/17        500         494,855
Durham, Gen. Oblig.                                              Aa1               5.10        2/01/15      1,000         985,210
Fayetteville, Cert. of Part., San. Swr. & Pub. Impvt.,
   A.M.B.A.C.                                                    Aaa               6.875      12/01/08      1,750(e)    1,888,162
Guam Airport Auth. Rev., Ser. B                                  BBB(c)            6.60       10/01/10      1,000       1,068,290
Guam Pwr. Auth. Rev., Ser. 1994                                  BBB(c)            6.625      10/01/14        250         269,407
Guam Pwr. Auth. Rev., Ser. A                                     BBB(c)            6.75       10/01/24        525         566,349
Haywood Cnty., Ind. Facs. & Poll. Ctrl.,
   Fin. Auth. Env. Impvt. Rev., Champion Intl. Corp. Proj.       Baa1              6.25        9/01/25        750         782,865
   Fin. Auth. Env. Impvt. Rev., Champion Intl. Corp. Proj.,
      Ser. A                                                     Baa1              5.75       12/01/25      1,500       1,503,540
Lenoir Hsg. Auth. Mtge. Rev., Caldwell Garden Apt. Proj.,
   Ser. A, G.N.M.A.                                              AAA(c)            5.70        8/20/24      1,000       1,002,560
Lincoln Cnty. Gen., Oblig., Ref., F.G.I.C.                       Aaa               5.10        6/01/09      1,170       1,183,642
Martin Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth. Rev.,
   Weyerhaueser Co. Proj.                                        A2                8.50        6/15/99        200         214,886
Mecklenburg Cnty., Pub. Impvt.                                   Aaa               4.80        3/01/06        500         506,620
No. Carolina Eastn. Mun. Pwr. Agcy.,
   Pwr. E.T.M., Ser. A                                           Aaa               6.50        1/01/18      1,995(e)    2,301,532
   Pwr. Sys. Rev., Ser. A, M.B.I.A.                              Aaa               6.50        1/01/18      1,005       1,148,474
   Pwr. Sys. Rev., Ser. A                                        Baa1              6.40        1/01/21      1,000       1,040,190
   Pwr. Sys. Rev., Ser. B                                        Aaa               6.00        1/01/26        650(e)      710,632
   Pwr. Sys. Rev., A.M.B.A.C.                                    Aaa               6.00        1/01/18      1,000       1,081,190

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-190

Portfolio of Investments as of           PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
No. Carolina Hsg. Fin. Agcy.,
   Sngl. Fam. Mtge. Rev., Ser. G                                 Aa                7.80%       3/01/21    $   565     $   582,272
   Sngl. Fam. Mtge. Rev., Ser. H                                 Aa2               6.20        3/01/18      1,000       1,035,110
No. Carolina Med. Care Comn.,
   Hlth. Care Facs. Rev., Stanley Mem. Hosp. Proj.               Baa1              7.80       10/01/19        650(e)      710,275
   Hosp. Rev., Annie Pen Mem. Hosp. Proj.                        Baa3              7.50        8/15/21      1,000       1,083,710
   Hosp. Rev., Rex Hosp. Proj.                                   A1                6.25        6/01/17      1,750       1,854,422
No. Carolina Mun. Pwr. Agcy.,
   No. 1 Catawba Elec. Rev., A.M.B.A.C.                          Aaa               5.25        1/01/09      1,000       1,030,980
   No. 1 Catawba Elec. Rev., M.B.I.A.                            Aaa               6.00        1/01/10      1,250       1,367,600
   No. 1 Catawba Elec. Rev., M.B.I.A.                            Aaa             6.82(d)       1/01/12      2,000       2,017,500
No. Carolina Univ. at Raleigh Centennial Campus, M.B.I.A.        Aaa                5.125     12/15/16      1,000         970,590
Northern Hosp. Dist., Surry Cnty. Hlth. Care Facs. Rev.          Ba1                7.875     10/01/21      1,500       1,610,520
Pitt Cnty.,
   Cert. of Part., Pub. Facs., Ser. A, M.B.I.A.                  Aaa                5.55       4/01/12      1,500       1,534,440
   Cert. of Part., Pub. Facs., Ser. B, M.B.I.A.                  Aaa                5.40       4/01/08        700         729,792
Mem. Hosp. Rev.                                                  Aa3                5.25      12/01/21      1,500       1,444,140
Puerto Rico Comnwlth., Gen. Oblig., Ser. A, M.B.I.A.             Aaa                6.25       7/01/10      1,240       1,337,080
Puerto Rico Comnwlth., Gen. Oblig.                               Baa1               6.45       7/01/17        500         548,085
Puerto Rico Elec. Pwr. Auth., Pwr. Rev., Ser. S, M.B.I.A.        Aaa                6.125      7/01/09      1,000       1,115,650
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Facs., Upjohn
   Co. Auth. Rev.                                                A1                 7.50      12/01/23        500         536,465
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                    Aaa                6.616(d)    1/25/07     1,000       1,057,500
Union Cnty. Wtr. & Swr., Solid Waste Rev.                        A1                 6.50       4/01/07        850 (e)     927,707
University of No. Carolina Chapel Hill Hosp. Rev.                Aa3                5.25       2/15/26      1,000         964,220
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91       NR                 7.75      10/01/06        390         426,910
Wake Cnty. Hosp. Rev., E.T.M., M.B.I.A.                          Aaa                5.125     10/01/26        500         482,690
Winston Salem, Sngl. Fam. Mtge. Rev., A.M.T.                     A1                 8.00       9/01/07        365         380,374
Winston Salem, Wtr. & Swr. Sys. Rev., Ser. B                     Aa                 5.70       6/01/17      1,000       1,018,630
                                                                                                                      -----------
Total long-term investments (cost $50,289,465)                                                                         53,171,191
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--0.8%
No. Carolina Med. Care Comm. Hosp. Rev., Pooled Fin. Proj.,
   Ser. 96A, F.R.D.D. (cost $400,000)                            VMIG1              3.75       9/02/97        400         400,000
                                                                                                                      -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-191

Portfolio of Investments as of           PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CALL OPTION PURCHASED
U. S. Treasury Bond Futures @ $118.00 (cost $35,306)                                          11/15/97         35     $     9,844
                                                                                                                      -----------
Total short-term investments (cost $435,306)                                                                              409,844
                                                                                                                      -----------
Total Investments--98.6%
(cost $50,724,771; Note 4)                                                                                             53,581,035
Other assets in excess of liabilities--1.4%                                                                               783,000
                                                                                                                      -----------
Net Assets--100%                                                                                                      $54,364,035
                                                                                                                      -----------
                                                                                                                      -----------

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) One contract equals $1,000 face value.
(g) Segregated as collateral for outstanding call option purchased.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-192

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1997
Investments, at value (cost $50,724,771)..................................................................        $53,581,035
Cash......................................................................................................            198,592
Interest receivable.......................................................................................            804,255
Receivable for investments sold...........................................................................             65,000
Receivable for Series shares sold.........................................................................                440
Other assets..............................................................................................              1,597
                                                                                                                ---------------
   Total assets...........................................................................................         54,650,919
                                                                                                                ---------------
Liabilities
Accrued expenses..........................................................................................            154,851
Payable for Series shares reacquired......................................................................             48,959
Dividends payable.........................................................................................             45,468
Management fee payable....................................................................................             21,063
Distribution fee payable..................................................................................             13,276
Deferred trustee's fees...................................................................................              3,267
                                                                                                                ---------------
   Total liabilities......................................................................................            286,884
                                                                                                                ---------------
Net Assets................................................................................................        $54,364,035
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................        $    48,170
   Paid-in capital in excess of par.......................................................................         51,707,932
                                                                                                                ---------------
                                                                                                                   51,756,102
   Accumulated net realized loss on investments...........................................................           (248,331)
   Net unrealized appreciation on investments.............................................................          2,856,264
                                                                                                                ---------------
Net assets, August 31, 1997...............................................................................        $54,364,035
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($29,350,228 / 2,601,092 shares of beneficial interest issued and outstanding)......................             $11.28
   Maximum sales charge (3% of offering price)............................................................                .35
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.63
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($24,952,220 / 2,210,467 shares of beneficial interest issued and outstanding)......................             $11.29
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($61,587 / 5,456 shares of beneficial interest issued and outstanding)..............................             $11.29
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-193

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1997
Income
   Interest...................................     $ 3,292,879
                                                 ---------------
Expenses
   Management fee.............................         284,129
   Distribution fee--Class A..................          29,055
   Distribution fee--Class B..................         138,514
   Distribution fee--Class C..................             508
   Custodian's fees and expenses..............          65,000
   Reports to shareholders....................          45,000
   Registration fees..........................          35,000
   Transfer agent's fees and expenses.........          32,000
   Audit fee..................................          10,000
   Legal fees and expenses....................           9,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................          15,647
                                                 ---------------
      Total expenses..........................         667,853
   Less: Management fee waiver (Note 2).......         (28,413)
       Custodian fee credit...................          (3,336)
                                                 ---------------
      Net expenses............................         636,104
                                                 ---------------
Net investment income.........................       2,656,775
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................         104,260
   Financial futures contracts................        (346,839)
                                                 ---------------
                                                      (242,579)
                                                 ---------------
Net change in unrealized appreciation on
   investments................................       2,214,384
                                                 ---------------
Net gain on investments.......................       1,971,805
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 4,628,580
                                                 ---------------
                                                 ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1997             1996
Operations
   Net investment income..........   $   2,656,775    $  2,879,480
   Net realized gain (loss) on
      investment transactions.....        (242,579)        970,425
   Net change in unrealized
      appreciation on
      investments.................       2,214,384      (1,009,916)
                                    --------------    ------------
   Net increase in net assets
      resulting from operations...       4,628,580       2,839,989
                                    --------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................      (1,416,471)     (1,319,689)
      Class B.....................      (1,237,447)     (1,556,956)
      Class C.....................          (2,857)         (2,835)
                                    --------------    ------------
                                        (2,656,775)     (2,879,480)
                                    --------------    ------------
   Distributions from net realized gains
      Class A.....................        (415,499)       (283,246)
      Class B.....................        (402,215)       (369,288)
      Class C.....................          (1,043)           (674)
                                    --------------    ------------
                                          (818,757)       (653,208)
                                    --------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................       1,147,633       2,409,691
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       1,824,425       1,901,502
   Cost of shares reacquired......      (8,951,218)    (11,119,778)
                                    --------------    ------------
   Net decrease in net assets from
      Series share transactions...      (5,979,160)     (6,808,585)
                                    --------------    ------------
Total decrease....................      (4,826,112)     (7,501,284)
Net Assets
Beginning of year.................      59,190,147      66,691,431
                                    --------------    ------------
End of year.......................   $  54,364,035    $ 59,190,147
                                    --------------    ------------
                                    --------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-194

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The North Carolina Series (the 'Series') commenced investment operations in February, 1985. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions. There were no written options outstanding at August 31, 1997.
The Series as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates made by management.
--------------------------------------------------------------------------------
                                       B-195

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required. Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase paid-in capital in excess of par by $2,067 and increase accumulated net realized loss by $2,067, due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to September 1, 1997, PIFM agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $28,413 ($0.006 per share) for the year ended August 31, 1997. The Series is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1997.
PSI has advised the Series that it has received approximately $4,800 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that during the year ended August 31, 1997, it received approximately $31,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of August 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
--------------------------------------------------------------------------------
                                       B-196

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1997, the Series incurred fees of approximately $24,600 for the services of PMFS. As of August 31, 1997, approximately $1,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1997 were $19,603,362 and $25,908,776, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1997 was $50,699,309 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $2,881,726 (gross unrealized appreciation--$2,890,574; gross unrealized depreciation--$8,848).
For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1997 of approximately $174,500 which will expire in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
The Series will elect to treat net capital losses of approximately $104,300 incurred in the fiscal year ended August 31, 1997 as having been incurred in the fiscal year ended August 31, 1998.
------------------------------------------------------------
Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the years ended August 31, 1997 and 1996, were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1997:
Shares sold.........................      25,285    $    280,617
Shares issued in reinvestment of
  dividends and distributions.......      85,714         955,648
Shares reacquired...................    (401,703)     (4,475,363)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (290,704)     (3,239,098)
Shares issued upon conversion from
  Class B...........................     351,056       3,922,799
                                      ----------    ------------
Net increase in shares
  outstanding.......................      60,352    $    683,701
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold.........................      26,122    $    294,382
Shares issued in reinvestment of
  dividends and distributions.......      77,298         872,346
Shares reacquired...................    (371,852)     (4,173,584)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (268,432)     (3,006,856)
Shares issued upon conversion from
  Class B...........................     438,352       4,936,059
                                      ----------    ------------
Net increase in shares
  outstanding.......................     169,920    $  1,929,203
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1997:
Shares sold.........................      77,563    $    866,566
Shares issued in reinvestment of
  dividends and distributions.......      77,680         866,195
Shares reacquired...................    (399,433)     (4,460,630)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (244,190)     (2,727,869)
Shares issued upon conversion from
  Class B...........................    (350,818)     (3,922,799)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (595,008)   $ (6,650,668)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     184,643    $  2,097,677
Shares issued in reinvestment of
  dividends
  and distributions.................      90,870       1,026,914
Shares reacquired...................    (617,133)     (6,946,194)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (341,620)     (3,821,603)
Shares reacquired upon conversion
  into Class A......................    (437,963)     (4,936,059)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (779,583)   $ (8,757,662)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1997:
Shares sold.........................          40    $        450
Shares issued in reinvestment of
  dividends
  and distributions.................         232           2,582
Shares reacquired...................      (1,372)        (15,225)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (1,100)   $    (12,193)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold.........................       1,566    $     17,632
Shares issued in reinvestment of
  dividends.........................         199           2,242
                                      ----------    ------------
Net increase in shares
  outstanding.......................       1,765    $     19,874
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       B-197

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                                        Class A
                                                                 -----------------------------------------------------
                                                                                 Year Ended August 31,
                                                                 -----------------------------------------------------
                                                                  1997        1996        1995        1994       1993
                                                                 -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $ 11.06     $ 11.19     $ 11.06     $12.04     $11.37
                                                                 -------     -------     -------     ------     ------
Income from investment operations
Net investment income........................................        .54(a)      .53         .60(a)     .61        .65
Net realized and unrealized gain (loss) on investment
   transactions..............................................        .38        (.01)        .13       (.76)       .67
                                                                 -------     -------     -------     ------     ------
   Total from investment operations..........................        .92         .52         .73       (.15)      1.32
                                                                 -------     -------     -------     ------     ------
Less distributions
Dividends from net investment income.........................       (.54)       (.53)       (.60)      (.61)      (.65)
Distributions from net realized gains........................       (.16)       (.12)         --       (.22)        --
                                                                 -------     -------     -------     ------     ------
   Total distributions.......................................       (.70)       (.65)       (.60)      (.83)      (.65)
                                                                 -------     -------     -------     ------     ------
Net asset value, end of year.................................    $ 11.28     $ 11.06     $ 11.19     $11.06     $12.04
                                                                 -------     -------     -------     ------     ------
                                                                 -------     -------     -------     ------     ------
TOTAL RETURN(b):.............................................       8.58%       4.70%       6.86%     (1.35)%    11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................    $29,350     $28,089     $26,519     $2,256     $1,777
Average net assets (000).....................................    $29,055     $27,628     $15,244     $2,067     $1,316
Ratios to average net assets:
   Expenses, including distribution fees.....................        .93%(a)    1.03%(a)     .98%(a)    .88%       .87%
   Expenses, excluding distribution fees.....................        .83%(a)     .93%(a)     .88%(a)    .78%       .77%
   Net investment income.....................................       4.87%(a)    4.78%(a)    5.25%(a)   5.31%      5.55%
For Class A, B and C shares:
   Portfolio turnover rate...................................         35%         23%         28%        17%        38%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-198

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                                         Class B
                                                                 -------------------------------------------------------
                                                                                  Year Ended August 31,
                                                                 -------------------------------------------------------
                                                                  1997        1996        1995        1994        1993
                                                                 -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $ 11.06     $ 11.19     $ 11.06     $ 12.05     $ 11.37
                                                                 -------     -------     -------     -------     -------
Income from investment operations
Net investment income........................................        .50(a)      .49(a)      .55(a)      .56         .60
Net realized and unrealized gain (loss) on investment
   transactions..............................................        .39        (.01)        .13        (.77)        .68
                                                                 -------     -------     -------     -------     -------
   Total from investment operations..........................        .89         .48         .68        (.21)       1.28
                                                                 -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income.........................       (.50)       (.49)       (.55)       (.56)       (.60)
Distributions from net realized gains........................       (.16)       (.12)         --        (.22)         --
                                                                 -------     -------     -------     -------     -------
   Total distributions.......................................       (.66)       (.61)       (.55)       (.78)       (.60)
                                                                 -------     -------     -------     -------     -------
Net asset value, end of year.................................    $ 11.29     $ 11.06     $ 11.19     $ 11.06     $ 12.05
                                                                 -------     -------     -------     -------     -------
                                                                 -------     -------     -------     -------     -------
TOTAL RETURN(b):.............................................       8.25%       4.28%       6.44%      (1.82)%     11.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................    $24,952     $31,029     $40,119     $69,448     $75,515
Average net assets (000).....................................    $27,703     $35,605     $51,963     $73,606     $67,997
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.33%(a)    1.43%(a)    1.34%(a)    1.28%       1.27%
   Expenses, excluding distribution fees.....................        .83%(a)     .93%(a)     .84%(a)     .78%        .77%
   Net investment income.....................................       4.47%(a)    4.37%(a)    5.10%(a)    4.89%       5.18%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-199

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                                          Class C
                                                                 ---------------------------------------------------------
                                                                                                                August 1,
                                                                                                                 1994(d)
                                                                           Year Ended August 31,                 through
                                                                 ------------------------------------------     August 31,
                                                                     1997            1996           1995           1994
                                                                     -----           -----          -----          -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $11.06          $11.19         $11.06         $11.09
                                                                     -----           -----          -----          -----
Income from investment operations
Net investment income........................................          .47(b)          .46            .52(b)         .04
Net realized and unrealized gain (loss) on investment
   transactions..............................................          .39            (.01)           .13           (.03)
                                                                     -----           -----          -----          -----
   Total from investment operations..........................          .86             .45            .65            .01
                                                                     -----           -----          -----          -----
Less distributions
Dividends from net investment income.........................         (.47)           (.46)          (.52)          (.04)
Distributions from net realized gains........................         (.16)           (.12)            --             --
                                                                     -----           -----          -----          -----
   Total distributions.......................................         (.63)           (.58)          (.52)          (.04)
                                                                     -----           -----          -----          -----
Net asset value, end of period...............................       $11.29          $11.06         $11.19         $11.06
                                                                     -----           -----          -----          -----
                                                                     -----           -----          -----          -----
TOTAL RETURN(c):.............................................         7.98%           4.03%          6.17%           .02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $   62          $   72         $   53         $   10
Average net assets (000).....................................       $   68          $   69         $   32         $    5
Ratios to average net assets:
   Expenses, including distribution fees.....................         1.58%(b)        1.68%(b)       1.63%(b)       1.67%(a)
   Expenses, excluding distribution fees.....................          .83%(b)         .93%(b)        .88%(b)        .92%(a)
   Net investment income.....................................         4.22%(b)        4.14%(b)       4.59%(b)       5.06%(a)

---------------
(a) Annualized.
(b) Net of management fee waiver.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Commencement of offering of Class C Shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-200

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of
Prudential Municipal Series Fund, North Carolina Series
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, North Carolina Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996, and the financial highlights for each of the four periods in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                       B-201

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended August 31, 1993 through August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, North Carolina Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, North Carolina Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                                OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.7%
------------------------------------------------------------------------------------------------------------------------------
Akron, Bath & Copley Twnshps., Hosp. Dist. Rev., Summa
   Health, Systems Proj., Ser. A                                 A2                5.75%      11/15/08   $  4,015     $ 4,155,284
Akron, Gen. Oblig.                                               A                10.50       12/01/04        200         270,886
Akron, Gen. Oblig., F.S.A.                                       Aaa               4.50       12/01/12        645         587,640
Allen Cnty. Wtr. & Swr. Dist., A.M.B.A.C.                        Aaa               7.80       12/01/08      1,000 (c)   1,065,710
Brecksville Broadview Heights City Sch. Dist., F.G.I.C.          Aaa               6.50       12/01/16      1,000       1,120,250
Canton Water Works Sys., Gen. Oblig., A.M.B.A.C.                 Aaa               5.85       12/01/15        700         730,653
Carroll Cnty. Econ. Dev. Rev., Great Trail Lake Ctr.,
   F.H.A.                                                        NR               11.75        8/01/14        640         721,734
Clear Fork Valley Loc. Sch. Dist., Richland Cnty.                AA-(b)           Zero        12/01/24        845         185,511
Cleveland City Sch. Dist., Gen. Oblig.,
   Sch. Impvt., Ser. B, F.G.I.C.                                 Aaa              Zero         6/01/05        490         338,154
   Sch. Impvt., Ser. B, F.G.I.C.                                 Aaa             Zero          6/01/06        400         262,032
   Sch. Impvt., Ser. B, F.G.I.C.                                 Aaa             Zero          6/01/07        315         195,684
   Sch. Impvt., Ser. B, F.G.I.C.                                 Aaa             Zero         12/01/08        550         314,089
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A.            AA(b)             7.625       1/01/22      1,885 (c)   2,261,058
Columbus, Gen. Oblig., Mun. Arpt. No. 32, A.M.T.                 Aaa               7.15        7/15/06        435         471,866
Cuyahoga Cnty. Hosp. Rev., Meridia Health Sys.                   A1                6.25        8/15/24      1,500       1,570,125
Dayton, Gen. Oblig., M.B.I.A.                                    Aaa               7.00       12/01/07        480         567,259
Dover Mun. Elec. Sys. Rev., F.G.I.C.                             Aaa               5.95       12/01/14      1,000       1,051,450
Dublin City Sch. Dist.,
   Franklin, Delaware & Union Co., A.M.B.A.C                     Aaa             Zero         12/01/05      1,000         673,810
   Ref., M.B.I.A.                                                Aaa               5.00       12/01/19      4,000       3,775,600
Fairfield City Sch. Dist., Cap. Apprec., Ref., Sch. Impvt.       A1              Zero         12/01/09        515         274,845
Franklin Cnty. Hosp. Rev., Holy Cross Hlth. Sys., Ser. B,
   A.M.B.A.C.                                                    Aaa               7.65        6/01/10      2,500 (c)   2,763,800
Gahanna Jefferson City Sch. Dist., Gen. Oblig., A.M.B.A.C.       Aaa             Zero         12/01/09        445         238,912
Greene Cnty. Cap Apprec.,
   Swr. Sys. Rev., A.M.B.A.C.                                    Aaa             Zero         12/01/08        450         256,982
   Wtr. Sys. Rev., Ser. A, F.G.I.C.                              Aaa               6.125      12/01/21      1,000       1,075,440
Guam Pwr. Auth. Rev., Ser. A                                     BBB(b)            6.75       10/01/24      3,110       3,354,944
Hamilton Cnty. Gas Sys. Rev., Ser. A, M.B.I.A.                   Aaa               4.75       10/15/23      3,250       2,897,505
Hilliard City Sch. Dist., Cap. Apprec. Impvt.,
   Ser. A, F.G.I.C.                                              Aaa             Zero         12/01/09      2,855       1,532,792
   Ser. A, F.G.I.C.                                              Aaa             Zero         12/01/10      2,855       1,438,235
Logan Hocking Local Sch. Dist., Hocking, Perry & Vinton
   Co., Gen. Oblig., A.M.B.A.C.                                  Aaa             Zero         12/01/09        650         348,972
Lorain Cnty. Hosp. Rev., Ref. Mtge., Elyria United
   Methodist Village                                             NR                6.875       6/01/22      2,500       2,636,750
Lucas Cnty. Hlth. Fac. Rev., Ref., Ohio Presbyterian
   Retirement Svcs.                                              NR                6.625       7/01/14      1,750       1,814,225
Lucas Cnty. Hosp. Rev., Promedica Healthcare Oblig., Ser.
   96, M.B.I.A.                                                  Aaa               5.75       11/15/09      3,000       3,191,070

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-204

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                                OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Marion Cnty. Hosp. Impvt. Rev., Ref., Comn. Hosp., Ser. 96       BBB+(b)          6.375%       5/15/11    $ 2,000     $ 2,079,400
Marysville Village Sch. Dist., Gen. Oblig., Sch. Impvt.,
   M.B.I.A.                                                      Aaa              Zero        12/01/15        865         321,252
Miami Cnty. Hosp. Fac. Rev., Ref. & Impvt., Upper Valley
   Med. Ctr.                                                     Baa              6.375        5/15/26      1,000       1,035,360
Montgomery Cnty. Swr. Sys. Rev.,
   Greater Moraine, Beaver Creek, F.G.I.C.                       Aaa              Zero         9/01/05      1,000         681,910
   Greater Moraine, Beaver Creek, F.G.I.C.                       Aaa             Zero          9/01/07        500         306,845
Mount Vernon City Sch. Dist., Gen. Oblig., F.G.I.C.              Aaa               7.50       12/01/14        500         582,375
Newark, Ltd. Tax Gen. Oblig., Wtr. Impvt., A.M.B.A.C.            Aaa             Zero         12/01/06        805         514,757
Ohio Hsg. Fin. Agy. Mtg. Rev., G.N.M.A., A.M.T.                  AAA(b)            6.05        9/01/17      1,000       1,025,750
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctrl.,
   Cleveland Elec. Ref., A.M.T.                                  Ba1               6.10        8/01/20      1,000       1,003,720
   Cleveland Elec. Co. Proj., F.G.I.C.                           Aaa               8.00       12/01/13      2,500       2,893,925
   Edison Proj., Ser. A, F.G.I.C                                 Aaa               7.45        3/01/16      3,750       4,071,412
Ohio St. Bldg. Auth.,
   Columbus St. Bldg. Proj., Ser. A                              A                 7.75       10/01/07        750 (c)     795,023
   Ref., St. Correctional Fac. Ser. A                            Aa3               6.00       10/01/08        615         675,079
   Workers Comp. - W. Green Bldg. - A                            A2                4.75        4/01/14      2,740       2,529,349
Ohio St. Higher Edl. Fac. Comn. Rev.,
   Case Western Resv. Univ., Ser. B                              Aa3               7.70       10/01/18         35          35,817
   Case Western Resv. Univ., Ser. B                              Aa3               6.50       10/01/20        750         870,120
   Oberlin Coll.                                                 NR                7.375      10/01/14      1,000 (c)   1,081,360
Ohio St. Solid Waste Rev., A.M.T.                                NR                8.50        8/01/22      1,000       1,001,440
Ohio St. Wtr. Dev. Auth. Rev., Pure Wtr. Ser. I                  Aaa               7.50       12/01/08      1,200 (c)   1,256,064
Ottawa Cnty. San. Swr. Sys. Rev., Danbury Proj., A.M.B.A.C.      Aaa               7.375      10/01/14      1,000 (c)   1,083,460
Pickerington Local Sch. Dist.,
   Gen. Oblig., A.M.B.A.C.                                       Aaa             Zero         12/01/08        890         508,252
   Gen. Oblig., A.M.B.A.C.                                       Aaa             Zero         12/01/09        935         501,983
   Gen. Oblig., A.M.B.A.C.                                       Aaa             Zero         12/01/13        525         220,794
Puerto Rico Aqueduct & Swr. Auth. Rev., Ser. A                   AAA(b)            7.875       7/01/17      1,000 (c)   1,053,610
Puerto Rico Elec. Pwr. Auth. Rev., Ser. O                        Baa1              5.00        7/01/12      1,720       1,660,471
Puerto Rico Hwy. & Trans. Auth. Rev., M.B.I.A.                   Aaa               5.50        7/01/15      5,000       5,184,450
Puerto Rico Ind. Tour. Edl. Med. & Env. Ctl. Fac., Auxilio
   Mutuo Hosp. Rev., Ser. A, M.B.I.A.                            Aaa               5.50        7/01/26      1,000         992,770
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Pub. Ed. & Hlth.
   Facs., Ser. J                                                 Baa1            Zero          7/01/06      3,000       1,991,430
Reynoldsburg City Sch. Dist., Cap. Apprec. Ref., F.G.I.C.        Aaa             Zero         12/01/12      1,465         654,694
Rural Lorain Cnty. Wtr. Auth. Res. Rev., A.M.B.A.C.              Aaa               7.70       10/01/08      2,000 (c)   2,118,560
Sugarcreek Local Sch. Dist., Cap. Apprec., F.G.I.C.              Aaa             Zero         12/01/08        500         285,535
Summit Cnty. Ind. Dev. Rev., Century Products, Gerber Foods      Aa1               7.75       11/01/05      3,250       3,328,682

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-205

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                                OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Trumbull Cnty., Correctional Fac.,
   Cap. Apprec., A.M.B.A.C.                                      Aaa              Zero        12/01/08    $ 1,250     $   713,838
   Cap. Apprec., A.M.B.A.C.                                      Aaa              Zero        12/01/09      1,250         671,100
Univ. of Puerto Rico Rev., Cap. Apprec. Ref., Ser. N,
   M.B.I.A.                                                      Aaa             Zero          6/01/13      4,245       1,876,205
Virgin Islands Pub. Fin. Auth. Rev., Ref., Matching Loan
   Notes, Ser. A                                                 NR                7.25%      10/01/18      1,000       1,112,150
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91       NR                7.75       10/01/06        390         426,910
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A        NR                7.40        7/01/11        960       1,034,726
Woodmore Indpt. Sch. Dist., Gen. Oblig., A.M.B.A.C.              Aaa             Zero         12/01/06        480         306,936
                                                                                                                      -----------
Total long-term investments (cost $84,044,819)                                                                         90,630,781
                                                                                                                      -----------
SHORT-TERM INVESTMENT--0.3%
East Cleveland Rev., Loc. Gov't. Fund Nts. (cost $310,000)       NR                7.90       12/01/97        310         312,489
                                                                                                                      -----------
Total Investments--99.0%
(cost $84,354,819; Note 4)                                                                                             90,943,270
Other assets in excess of liabilities--1.0%                                                                               874,555
                                                                                                                      -----------
Net Assets--100%                                                                                                      $91,817,825
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-206

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           OHIO SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1997
Investments, at value (cost $84,354,819)..................................................................      $  90,943,270
Interest receivable.......................................................................................          1,302,897
Receivable for investments sold...........................................................................          1,147,412
Receivable for Series shares sold.........................................................................             56,693
Other assets..............................................................................................              2,660
                                                                                                                ---------------
   Total assets...........................................................................................         93,452,932
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................          1,025,055
Bank overdraft............................................................................................            302,571
Payable for Series shares reacquired......................................................................             99,983
Dividends payable.........................................................................................             83,656
Accrued expenses..........................................................................................             62,800
Management fee payable....................................................................................             35,690
Distribution fee payable..................................................................................             22,085
Deferred trustee's fees...................................................................................              3,267
                                                                                                                ---------------
   Total liabilities......................................................................................          1,635,107
                                                                                                                ---------------
Net Assets................................................................................................      $  91,817,825
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      76,779
   Paid-in capital in excess of par.......................................................................         84,746,079
                                                                                                                ---------------
                                                                                                                   84,822,858
   Accumulated net realized gain on investments...........................................................            406,516
   Net unrealized appreciation on investments.............................................................          6,588,451
                                                                                                                ---------------
Net assets, August 31, 1997...............................................................................      $  91,817,825
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($50,977,012 / 4,264,133 shares of beneficial interest issued and outstanding)......................             $11.95
   Maximum sales charge (3% of offering price)............................................................                .37
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $12.32
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($40,769,850 / 3,407,873 shares of beneficial interest issued and outstanding)......................             $11.96
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($70,963 / 5,932 shares of beneficial interest issued and outstanding)..............................             $11.96
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-207

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1997
Income
   Interest.................................     $ 5,989,053
                                               ---------------
Expenses
   Management fee...........................         486,009
   Distribution fee--Class A................          51,641
   Distribution fee--Class B................         227,516
   Distribution fee--Class C................             429
   Custodian's fees and expenses............          88,000
   Transfer agent's fees and expenses.......          70,000
   Registration fees........................          40,000
   Reports to shareholders..................          20,000
   Audit fee................................          10,000
   Legal fees and expenses..................           9,000
   Trustees' fees and expenses..............           4,000
   Miscellaneous............................           3,123
                                               ---------------
      Total expenses........................       1,009,718
   Less: Management fee waiver (Note 2).....         (48,601)
      Custodian fee credit..................          (7,435)
                                               ---------------
      Net expenses..........................         953,682
                                               ---------------
Net investment income.......................       5,035,371
                                               ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         750,014
   Financial futures transactions...........         (34,377)
                                               ---------------
                                                     715,637
                                               ---------------
Net change in unrealized appreciation on
   Investments..............................       1,564,511
                                               ---------------
Net gain on investments.....................       2,280,148
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 7,315,519
                                               ---------------
                                               ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                           1997               1996
Operations
   Net investment income.........   $   5,035,371      $   5,518,931
   Net realized gain on
      investment
      transactions...............         715,637            174,866
   Net change in unrealized
      appreciation of
      investments................       1,564,511         (1,555,506)
                                   ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.................       7,315,519          4,138,291
                                   ---------------    ---------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A....................      (2,772,904)        (2,697,227)
      Class B....................      (2,259,774)        (2,817,228)
      Class C....................          (2,693)            (4,476)
                                   ---------------    ---------------
                                       (5,035,371)        (5,518,931)
                                   ---------------    ---------------
   Distributions in excess of net
      investment income
      Class A....................          (8,880)                --
      Class B....................          (7,822)                --
      Class C....................             (16)                --
                                   ---------------    ---------------
                                          (16,718)                --
                                   ---------------    ---------------
   Distributions from net
      realized gains
      Class A....................         (75,480)          (301,130)
      Class B....................         (66,491)          (344,409)
      Class C....................            (134)              (787)
                                   ---------------    ---------------
                                         (142,105)          (646,326)
                                   ---------------    ---------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold.......................       3,739,237          4,188,171
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions..............       3,073,341          3,659,786
   Cost of shares reacquired.....     (18,009,150)       (18,991,116)
                                   ---------------    ---------------
   Net decrease in net assets
      from Series share
      transactions...............     (11,196,572)       (11,143,159)
                                   ---------------    ---------------
Total decrease...................      (9,075,247)       (13,170,125)
Net Assets
Beginning of year................     100,893,072        114,063,197
                                   ---------------    ---------------
End of year......................   $  91,817,825      $ 100,893,072
                                   ---------------    ---------------
                                   ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-208

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               OHIO SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The Ohio Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objectives of obtaining the maximum amount of income exempt from federal and applicable state and city income taxes with the minimum of risk by investing primarily in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing services, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 p.m., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. There were no futures contracts outstanding at August 31, 1997.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required. Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute
--------------------------------------------------------------------------------
                                       B-209

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 OHIO SERIES
--------------------------------------------------------------------------------
of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase paid-in capital in excess of par by $8,385, increase undistributed net investment income by $16,718 and decrease accumulated net realized gain by $25,103, due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to September 1, 1997 PIFM agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $48,601 ($.006 per share) for the fiscal year ended August 31, 1997. The Series is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI') which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1997.
PSI has advised the Series that it has received approximately $5,700 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales-persons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1997, it received approximately $90,100 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PSI, PIFM, and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of August 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1997, the Series incurred fees of approximately $47,000 for the services of PMFS. As of August 31, 1997, approximately $3,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1997 were $20,672,299 and $32,291,963, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1997 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,588,451 (gross unrealized appreciation--$6,712,762; gross unrealized depreciation--$124,311).
--------------------------------------------------------------------------------
                                       B-210

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 OHIO SERIES
--------------------------------------------------------------------------------
Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended August 31, 1997 and 1996 were as follows:

Class A                                  Shares        Amount
--------------------------------------  --------    ------------
Year ended August 31, 1997:
Shares sold...........................    49,987    $    593,763
Shares issued in reinvestment of
  dividends
  and distributions...................   144,889       1,718,951
Shares reacquired.....................  (775,729)     (9,195,686)
                                        --------    ------------
Net decrease in shares outstanding
  before conversion...................  (580,853)     (6,882,972)
Shares issued upon conversion from
  Class B.............................   583,271       6,914,521
                                        --------    ------------
Net increase in shares outstanding....     2,418    $     31,549
                                        --------    ------------
                                        --------    ------------
Year ended August 31, 1996:
Shares sold...........................    43,750    $    514,430
Shares issued in reinvestment of
  dividends
  and distributions...................   146,362       1,749,925
Shares reacquired.....................  (808,263)     (9,588,893)
                                        --------    ------------
Net decrease in shares outstanding
  before conversion...................  (618,151)     (7,324,538)
Shares issued upon conversion from
  Class B.............................   590,855       7,039,782
                                        --------    ------------
Net decrease in shares outstanding....   (27,296)   $   (284,756)
                                        --------    ------------
                                        --------    ------------
Class B                                  Shares        Amount
--------------------------------------  --------    ------------
Year ended August 31, 1997:
Shares sold...........................   260,769    $  3,098,896
Shares issued in reinvestment of
  dividends
  and distributions...................   113,885       1,351,814
Shares reacquired.....................  (740,541)     (8,791,868)
                                        --------    ------------
Net decrease in shares outstanding
  before conversion...................  (365,887)     (4,341,158)
Shares reacquired upon conversion into
  Class A.............................  (582,780)     (6,914,521)
                                        --------    ------------
Net decrease in shares outstanding....  (948,667)   $(11,255,679)
                                        --------    ------------
                                        --------    ------------
Year ended August 31, 1996:
Shares sold...........................   304,364    $  3,636,646
Shares issued in reinvestment of
  dividends
  and distributions...................   159,308       1,908,271
Shares reacquired.....................  (780,551)     (9,284,600)
                                        --------    ------------
Net decrease in shares outstanding
  before conversion...................  (316,879)     (3,739,683)
Shares reacquired upon conversion into
  Class A.............................  (591,352)     (7,039,782)
                                        --------    ------------
Net decrease in shares outstanding....  (908,231)   $(10,779,465)
                                        --------    ------------
                                        --------    ------------
Class C
--------------------------------------
Year ended August 31, 1997:
Shares sold...........................     3,802    $     46,578
Shares issued in reinvestment of
  dividends
  and distributions...................       217           2,576
Shares reacquired.....................    (1,828)        (21,596)
                                        --------    ------------
Net increase in shares outstanding....     2,191    $     27,558
                                        --------    ------------
                                        --------    ------------
Year ended August 31, 1996:
Shares sold...........................     3,157    $     37,095
Shares issued in reinvestment of
  dividends
  and distributions...................       133           1,590
Shares reacquired.....................   (10,129)       (117,623)
                                        --------    ------------
Net decrease in shares outstanding....    (6,839)   $    (78,938)
                                        --------    ------------
                                        --------    ------------

--------------------------------------------------------------------------------
                                       B-211

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          OHIO SERIES
--------------------------------------------------------------------------------

                                                                               Class A
                                                        -----------------------------------------------------
                                                                        Year Ended August 31,
                                                        -----------------------------------------------------
                                                         1997        1996        1995        1994       1993
                                                        -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $ 11.70     $ 11.92     $ 11.72     $12.38     $11.69
                                                        -------     -------     -------     ------     ------
Income from investment operations
Net investment income...............................        .63(a)      .63(a)      .65(a)     .66        .69
Net realized and unrealized gain (loss) on
   investment transactions..........................        .27        (.15)        .20       (.66)       .69
                                                        -------     -------     -------     ------     ------
   Total from investment operations.................        .90         .48         .85         --       1.38
                                                        -------     -------     -------     ------     ------
Less distributions
Dividends from net investment income................       (.63)       (.63)       (.65)      (.66)      (.69)
Distributions in excess of net investment income....         --(c)       --          --         --         --
Distributions from net realized gains...............       (.02)       (.07)         --         --         --
                                                        -------     -------     -------     ------     ------
   Total distributions..............................       (.65)       (.70)       (.65)      (.66)      (.69)
                                                        -------     -------     -------     ------     ------
Net asset value, end of year........................    $ 11.95     $ 11.70     $ 11.92     $11.72     $12.38
                                                        -------     -------     -------     ------     ------
                                                        -------     -------     -------     ------     ------
TOTAL RETURN(b):....................................       7.92%       4.02%       7.59%     (0.01)%    12.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $50,977     $49,851     $51,132     $4,749     $4,647
Average net assets (000)............................    $51,641     $51,205     $29,904     $4,733     $2,904
Ratios to average net assets:
   Expenses, including distribution fees............        .80%(a)     .80%(a)     .83%(a)    .84%       .84%
   Expenses, excluding distribution fees............        .70%(a)     .70%(a)     .73%(a)    .74%       .74%
   Net investment income............................       5.37%(a)    5.27%(a)    5.50%(a)   5.45%      5.73%
For Class A, B and C shares:
   Portfolio turnover rate..........................         22%         35%         38%        20%        28%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-212

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                      OHIO SERIES
--------------------------------------------------------------------------------

                                                                                 Class B
                                                        ---------------------------------------------------------
                                                                          Year Ended August 31,
                                                        ---------------------------------------------------------
                                                         1997        1996        1995         1994         1993
                                                        -------     -------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $ 11.71     $ 11.93     $ 11.73     $  12.38     $  11.70
                                                        -------     -------     -------     --------     --------
Income from investment operations
Net investment income...............................        .59(a)      .58(a)      .60(a)       .61          .65
Net realized and unrealized gain (loss) on
   investment transactions..........................        .27        (.15)        .20         (.65)         .68
                                                        -------     -------     -------     --------     --------
   Total from investment operations.................        .86         .43         .80         (.04)        1.33
                                                        -------     -------     -------     --------     --------
Less distributions
Dividends from net investment income................       (.59)       (.58)       (.60)        (.61)        (.65)
Distributions in excess of net investment income....         --(c)       --          --           --           --
Distributions from net realized gains...............       (.02)       (.07)         --           --           --
                                                        -------     -------     -------     --------     --------
   Total distributions..............................       (.61)       (.65)       (.60)        (.61)        (.65)
                                                        -------     -------     -------     --------     --------
Net asset value, end of year........................    $ 11.96     $ 11.71     $ 11.93     $  11.73     $  12.38
                                                        -------     -------     -------     --------     --------
                                                        -------     -------     -------     --------     --------
TOTAL RETURN(b):....................................       7.49%       3.61%       7.16%       (0.33)%      11.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $40,770     $50,998     $62,805     $118,270     $121,937
Average net assets (000)............................    $45,503     $57,909     $85,410     $121,365     $110,053
Ratios to average net assets:
   Expenses, including distribution fees............       1.20%(a)    1.20%(a)    1.22%(a)     1.24%        1.24%
   Expenses, excluding distribution fees............        .70%(a)     .70%(a)     .72%(a)      .74%         .74%
   Net investment income............................       4.97%(a)    4.87%(a)    5.27%(a)     5.05%        5.33%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of year period reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-213

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          OHIO SERIES
--------------------------------------------------------------------------------

                                                                                  Class C
                                                        -----------------------------------------------------------
                                                                                                         August 1,
                                                                                                          1994(d)
                                                                   Year Ended August 31,                  Through
                                                        --------------------------------------------     August 31,
                                                            1997             1996            1995           1994
                                                        ------------     ------------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................       $11.71           $11.93          $11.73         $11.75
                                                            -----            -----           -----          -----
Income from investment operations
Net investment income...............................          .56(a)           .55(a)          .57(a)         .05
Net realized and unrealized gain (loss) on
   investment transactions..........................          .27             (.15)            .20           (.02)
                                                            -----            -----           -----          -----
   Total from investment operations.................          .83              .40             .77            .03
                                                            -----            -----           -----          -----
Less distributions
Dividends from net investment income................         (.56)            (.55)           (.57)          (.05)
Distributions in excess of net investment income....           --(c)            --              --             --
Distributions from net realized gains...............         (.02)            (.07)             --             --
                                                            -----            -----           -----          -----
   Total distributions..............................         (.58)            (.62)           (.57)          (.05)
                                                            -----            -----           -----          -----
Net asset value, end of period......................       $11.96           $11.71          $11.93         $11.73
                                                            -----            -----           -----          -----
                                                            -----            -----           -----          -----
TOTAL RETURN(b):....................................         7.22%            3.36%           6.89%          0.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................          $71              $44            $126             $5
Average net assets (000)............................          $57              $97            $ 61             $2
Ratios to average net assets:
   Expenses, including distribution fees............         1.45%(a)         1.45%(a)        1.49%(a)       2.28%(c)
   Expenses, excluding distribution fees............          .70%(a)          .70%(a)         .74%(a)       1.53%(c)
   Net investment income............................         4.72%(a)         4.62%(a)        4.76%(a)       4.73%(c)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-214

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants           OHIO SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of
Prudential Municipal Series Fund, Ohio Series
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Ohio Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for each of the four periods in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                       B-215

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                          OHIO SERIES
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended August 31, 1993 through August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 OHIO SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Ohio Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Ohio Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Ohio Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                                PENNSYLVANIA SERIES
-------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--99.5%
------------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty. Arpt. Rev.,
   Greater Pittsburgh Int'l. Arpt., Ser. A, A.M.T., F.S.A.      Aaa               6.60%       1/01/04   $  1,000     $  1,087,590
   Pittsburgh Int'l. Arpt., A.M.T., M.B.I.A.                    Aaa               5.75        1/01/14      2,435 (f)    2,529,234
Allegheny Cnty. Higher Ed. Bldg. Auth. Rev.,
   Robert Morris Coll., M.B.I.A.                                Aaa               7.00        6/15/08      1,000 (e)    1,071,930
   Univ. Rev., Duquesne Univ. Proj., A.M.B.A.C.                 Aaa               5.00        3/01/21      4,180 (g)    3,921,843
Allegheny Cnty. Hosp. Dev. Auth. Rev.,
   Allegheny Gen. Hosp. Proj., Ser. A, M.B.I.A.                 Aaa               6.25        9/01/20      1,750 (g)    1,873,602
   Magee-Womens Hosp., F.G.I.C.                                 Aaa              Zero        10/01/14      2,000          791,320
   Magee-Womens Hosp., F.G.I.C.                                 Aaa              Zero        10/01/16      2,000          702,080
   Magee-Womens Hosp., F.G.I.C.                                 Aaa              Zero        10/01/18      2,000          622,720
   Magee-Womens Hosp., F.G.I.C.                                 Aaa              Zero        10/01/19      4,000        1,178,400
   Presbyterian Univ. Hosp., Ser. C, M.B.I.A.                   Aaa               7.625       7/01/15      1,100        1,152,074
   West Penn. Hosp. Hlth. Ctr.                                  NR                8.50        1/01/20      2,000        2,171,560
Allegheny Cnty. Ind. Dev. Auth. Rev., USX Proj., Ser. A         Baa3              6.70       12/01/20      4,500        4,818,465
Allegheny Cnty. Residential Fin. Auth., Mtge. Rev.,
   G.N.M.A.,
   Ser. F                                                       Aaa               9.00        6/01/17        375          384,698
   Ser. Q, A.M.T.                                               Aaa               7.40       12/01/22        900          952,983
Allegheny Cnty., Ser. C-37, M.B.I.A.                            Aaa               7.30       12/01/10      1,500 (e)(g) 1,638,075
Beaver Cnty. Ind. Dev. Auth., Poll. Ctrl. Rev., Ohio
   Edison Proj., Ser. A, F.G.I.C.                               Aaa               7.75        9/01/24      1,150        1,242,782
Berks Cnty. Gen. Oblig., Cap. Appreciation F.G.I.C.             Aaa              Zero         5/15/16      2,900        1,039,331
Berks Cnty. Ind. Dev. Auth. Rev., Lutheran Home Proj.           NR                6.875       1/01/23      1,500        1,559,730
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp. Med. Ctr.
   Proj., M.B.I.A.                                              Aaa               5.70       10/01/14      1,250        1,314,325
Bucks Cnty. Wtr. & Swr. Auth. Rev., Neshaminy Interceptor
   Swr. Sys., F.G.I.C.                                          Aaa              Zero        12/01/15      2,175          800,639
Butler Cnty. Hosp. Auth. Rev., North Hills Passavant
   Hosp., Ser. A, F.S.A.                                        Aaa               7.00        6/01/22      1,000 (e)    1,107,460
Central Greene Sch. Dist., Ser. AA, A.M.B.A.C.                  Aaa               5.25        2/15/24      1,000          965,340
Chartiers Valley Ind., Ref.-Friendship Vlg./South Hills         NR                6.75        8/15/18      2,225        2,305,278
Chester Upland Sch. Auth., Sch. Rev.,                           A(b)              6.375       9/01/21      1,000        1,081,340
Cumberland Cnty. Mun. Auth. Rev., Presbyterian Homes Inc.
   Proj.                                                        BBB+(b)           6.00       12/01/26      3,000        3,022,950
Dauphin Cnty. Gen. Auth. Rev., B.I.G.                           Aaa               7.40        1/01/06         70           71,540
Delaware Cnty. Auth. Hosp. Rev., Crozer-Chester Med. Ctr.,
   M.B.I.A.                                                     Aaa               7.15       12/15/05      2,550 (e)    2,818,464
Delaware Cnty. Hlth. Facs. Auth. Rev., Mercy Hlth. Corp.
   Proj.                                                        BBB+(b)           6.00       12/15/26      3,000        3,042,690
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Rec. Facs., Ser.
   A                                                            Baa1              6.10        7/01/13      6,500        6,854,445
Doylestown Hosp. Auth. Rev., Pine Run Retirement, Ser. A        NR                7.20        7/01/23      3,180        3,386,891
Emmaus Gen. Auth. Rev., Local Gov't Bond, B.I.G.,
   Ser. B                                                       Aaa               8.00        5/15/18      1,000 (d)    1,040,190
   Ser. C                                                       Aaa               7.90        5/15/18      1,250 (g)    1,315,750
   Ser. E                                                       Aaa               7.90        5/15/18      2,000 (g)    2,105,200
   Ser. F                                                       Aaa               7.90        5/15/18      1,600 (g)    1,684,160

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-218
Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                                PENNSYLVANIA SERIES
-------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Greencastle Antrim Sch. Dist., M.B.I.A.,
   Cap. Appreciation, Ser. B                                    Aaa              Zero         1/01/12    $ 1,000     $    465,780
   Cap. Appreciation, Ser. B                                    Aaa              Zero         1/01/13      1,000          438,330
Harrisburg Auth. Rev., Pooled Bond Prog., Ser. I,
   M.B.I.A.,                                                    Aaa               5.625%      4/01/15      2,000        2,035,820
Hazleton Hlth. Svc. Auth. Hosp. Rev., St. Joseph Med. Ctr.      Baa3              6.20        7/01/26      2,355        2,424,472
Lancaster Cnty. Solid Waste Mgmt. Auth. Rev.,
   Res. Rec. Sys. Landfill Rev.                                 Baa2              7.75       12/15/04        750          776,280
   Res. Rec. Sys. Landfill Rev.                                 Baa2              7.875      12/15/09        500          518,275
   Res. Rec. Sys. Rev., Ser. A                                  Baa2              8.375      12/15/04      1,000        1,039,420
Langhorne Manor Boro. Higher Ed. & Hlth. Auth Rev., Lower
   Bucks Hosp.                                                  Ba3               7.35        7/01/22      1,000        1,044,410
Latrobe Ind. Dev. Auth. Coll. Rev.,
   St. Vincent Coll. Proj.                                      Baa1              6.75        5/01/14      1,800        1,936,566
   St. Vincent Coll. Proj.                                      Baa1              6.75        5/01/24      1,500        1,609,455
Lehigh Cnty. Gen. Purpose Auth. Revs., Horizon Hlth. Sys.
   Inc., Ser. A                                                 NR                8.25        7/01/13        500          535,735
Lower Pottsgrove Twnshp. Auth. Swr. Rev., Montgomery
   Cnty., A.M.B.A.C.,
   Ser. A                                                       Aaa              Zero        11/01/13      1,155          484,084
   Ser. A                                                       Aaa              Zero        11/01/15      1,185          438,201
Luzerne Cnty. Ind. Dev. Auth., Rev., Gas & Water, Ser. B,
   A.M.T.                                                       A3                7.125      12/01/22      6,000        6,537,960
Lycoming Cnty., M.B.I.A.,                                       Aaa               5.75       11/15/17      2,500        2,573,700
Montgomery Cnty. Higher Ed. & Hlth. Auth. Hosp. Rev.,
   Jeanes Hlth. Sys. Proj.                                      NR                8.625       7/01/07      4,000 (e)    4,516,840
Montgomery Cnty. Ind. Dev. Auth. Rev., Poll Ctrl.,
   Philadelphia Elec. Co., Ser. A, A.M.T.                       Baa2              7.60        4/01/21      1,000        1,086,840
   Res. Recovery                                                A-(b)             7.50        1/01/12      2,000        2,189,740
Montgomery Cnty. Redev. Auth., Multifamily Hsg., Ser. A         NR                6.50        7/01/25      1,400        1,404,102
Northampton Cnty. Higher Ed. Auth. Rev.,
   Lehigh Univ., M.B.I.A.                                       Aaa               7.10       11/15/09      1,500        1,613,535
   Moravian Coll.                                               AAA(b)            8.20        6/01/11      2,095 (e)    2,407,428
   Moravian Coll., A.M.B.A.C.                                   Aaa               6.25        7/01/11      2,195        2,461,824
Northeastern Hosp. & Ed. Auth. Coll. Rev., Kings Coll.
   Proj., Ser. B                                                BBB(b)            6.00        7/15/18      3,235        3,256,901
Northumberland Cnty. Ind. Dev. Auth. Rev., Roaring Creek
   Wtr., A.M.T.                                                 NR                6.375      10/15/23      1,000        1,010,000
Penn Hills Twnshp., Gen. Oblig., Ser A, A.M.B.A.C.              Aaa              Zero         6/01/10      1,535          788,622
Penn Hills, Ser. B, A.M.B.A.C.                                  Aaa              Zero        12/01/18      1,360          419,560
Pennsylvania Convention Ctr. Auth. Rev., Ser. A, F.G.I.C.       Aaa               6.00        9/01/19      5,445        5,863,394
Pennsylvania Econ. Dev. Auth.,
   Macmillan Ltd. Partnership Proj., A.M.T.                     Baa2              7.60       12/01/20      3,000        3,452,610
   Wst. Wtr. Treatment Rev., Sun Co. R & M Proj., Ser. A,
      A.M.T.                                                    Baa3              7.60       12/01/24      4,500        5,163,930
Pennsylvania Hsg. Fin. Agcy.,
   Sngl. Fam. Mtge., A.M.T.                                     Aa                7.80       10/01/20      2,930 (g)    3,086,257
   Sngl. Fam. Mtge., A.M.T., R.I.B.S., S.F.M.R.                 Aa                8.009(c)    4/01/25      2,100        2,197,125
   Sngl. Fam. Mtge., Ser. 53A, A.M.T.                           Aa                6.15       10/01/24      2,000        2,048,320

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-219
Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                                PENNSYLVANIA SERIES
-------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Infrastructure Invt. Auth. Rev., M.B.I.A.          Aaa              5.625%       9/01/14    $ 1,500     $  1,533,975
Pennsylvania St. Cert. of Part., Ser. A, F.S.A.                 Aaa              6.25        11/01/06      1,900        2,036,306
Pennsylvania St. Higher Edl. Facs. Auth. Rev.,
   Allegheny Coll., Ser. B                                      BBB+(b)          6.00        11/01/22      2,000        2,013,920
   Hahnemann Univ. Proj., M.B.I.A.                              Aaa              7.20         7/01/09      1,500(e)     1,610,400
   Hlth. Svs. Rev., M.B.I.A.                                    Aaa              5.70        11/15/11      2,000(g)     2,124,260
   Ursinus College                                              BBB+(b)          5.90         1/01/27      1,925        1,943,846
Philadelphia Gas Wks. Rev.,
   13th Ser.                                                    Baa1             7.20         6/15/98        500          512,020
   13th Ser.                                                    Baa1             7.30         6/15/99        625          655,444
   13th Ser.                                                    Baa1             7.70         6/15/11        215          242,847
   13th Ser.                                                    Aaa              7.70         6/15/21      3,430(e)     3,887,150
Philadelphia Gen. Oblig., M.B.I.A.                              Aaa              5.00         5/15/15      3,000(g)     2,864,010
Philadelphia Hosps. & Higher Ed. Fac. Auth. Rev.,
   Childrens' Seashore House                                    A-(b)            7.00         8/15/12        500          536,960
   Childrens' Seashore House, Ser. A                            A-(b)            7.00         8/15/12      1,000        1,084,600
   Childrens' Seashore House, Ser. A                            A-(b)            7.00         8/15/17      1,000        1,084,600
   Grad. Hlth. Systems                                          Ba               7.25         7/01/18      5,000        5,389,450
Philadelphia Ind. Dev. Auth. Rev.,
   Inst. For Cancer Res. Proj., Ser. B                          AA-(b)           7.25         7/01/10      5,770        6,248,275
   Nat'l. Brd. of Med. Examiners Proj.                          A+(b)            6.75         5/01/12      5,000(g)     5,455,500
Philadelphia Pkg. Auth. Rev., Arpt. Pkg., A.M.B.A.C.            Aaa              7.375        9/01/18      2,200(e)     2,318,514
Philadelphia Redev. Auth. Rev., Home Impvt. Loan, Ser. A,
   F.H.A.                                                       A1               7.40         6/01/08        295          312,317
Philadelphia Wtr. & Swr. Rev., 15th Ser., M.B.I.A.              Aaa              6.875       10/01/06        700          747,838
Pittsburgh Urban Redev. Auth., Mtge. Rev.,
   Ser. 87B                                                     Aa2              8.30         4/01/17        795          820,074
   Ser. C, A.M.T.                                               Aa2              6.55         4/01/28      1,635        1,708,526
   Ser A, A.M.T.                                                Aa2              6.25        10/01/28      1,250        1,291,575
Pittsburgh Wtr. & Swr. Auth., Wtr. & Swr. Sys. Rev.,
   F.G.I.C.                                                     Aaa              6.50         9/01/13      5,000(g)     5,729,850
Puerto Rico Comnwlth.,
   Gen. Oblig., A.M.B.A.C.                                      Aaa              7.00         7/01/10      4,030(g)     4,820,525
   Hwy. & Trans. Auth. Rev., Ser. Y                             Baa1             6.25         7/01/14      1,000        1,106,050
   Pub. Impvt.                                                  AAA(b)           7.70         7/01/20      5,250(e)(g)  5,846,295
   Pub. Impvt. Rfdg., M.B.I.A.                                  Aaa              7.00         7/01/10        720          861,235
Puerto Rico Port Auth. Rev., Spl. Facs. Amer. Airlines,
   Ser. A., A.M.T.                                              Baa3             6.25         6/01/26      1,475        1,563,765
Sayre Hlth. Care Facs. Auth. Rev., A.M.B.A.C.,
   Cap. Asset Fin. Prog. C                                      Aaa              7.70        12/01/13        500          535,505
   Cap. Asset Fin. Prog. C                                      Aaa              7.625       12/01/15      1,000        1,095,400
Schuylkill Cnty. Ind. Dev. Auth., Res. Rec. Rev.,
   Schuykill Engy., A.M.T.                                      NR               6.50         1/01/10      3,800        3,840,470
Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
   Moses Taylor Hosp. Proj.                                     BBB-(b)          6.25         7/01/20      4,200        4,240,866
   Univ. of Scranton Proj., Ser. C                              A-(b)            7.50         6/15/06      1,000(e)     1,099,960
   Univ. of Scranton Proj., Ser. C                              A-(b)            6.50         3/01/15      2,250(e)     2,469,465

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-220

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1997                                PENNSYLVANIA SERIES
-------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C.,
   Cap. Appreciation                                            Aaa              Zero        11/01/11    $ 1,035     $    489,752
   Cap. Appreciation                                            Aaa              Zero        11/01/12      1,035          461,144
   Cap. Appreciation                                            Aaa              Zero        11/01/13      1,035          433,789
University Pittsburgh Higher Ed. Ref. Ser B, M.B.I.A.           Aaa               5.00%       6/01/21      1,000          937,840
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund                                       BBB(b)            7.70       10/01/04      1,000        1,066,780
   Ref. Matching Loan Notes, Ser. A                             NR                7.25       10/01/18      1,950        2,168,692
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91      NR                7.75       10/01/06        940        1,028,962
Washington Cnty. Auth. Lease Rev., Mun. Fac., Shadyside
   Hosp., Ser. C-1D, A.M.B.A.C.                                 Aaa               7.45       12/15/18      2,900 (e)    3,218,362
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley
   Hosp.                                                        A3                6.75       12/01/08      2,750        2,947,395
West Mifflin San. Swr. Mun. Auth. Rev., F.G.I.C.                Aaa               6.25        8/01/10      1,555        1,743,046
Westmoreland Cnty., Cap. Appreciation, F.G.I.C.                 AAA(b)           Zero        12/01/19      5,750        1,678,425
York Cnty. Solid Waste & Refuse Auth., Ind. Dev. Rev.,
   Res. Rec. Proj., Ser. C                                      A                 8.20       12/01/14      1,000        1,037,480
                                                                                                                     ------------
Total Investments--99.5%
(cost $207,694,080; Note 4)                                                                                           224,324,055
Other assets in excess of liabilities--0.5%                                                                             1,026,524
                                                                                                                     ------------
Net Assets--100%                                                                                                     $225,350,579
                                                                                                                     ------------
                                                                                                                     ------------

(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternative Minimum Tax.
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bonds.
    S.F.M.R.--Single Family Mortgage Revenue.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(d) Pledged as initial margin on financial futures contracts.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) Represents extended settlement security.
(g) Securities segregated as collateral for futures contracts and extended settlement security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-221

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1997
Investments, at value (cost $207,694,080).................................................................      $  224,324,055
Interest receivable.......................................................................................           3,768,112
Receivable for investments sold...........................................................................           1,578,327
Receivable for Series shares sold.........................................................................             157,886
Other assets..............................................................................................               6,276
                                                                                                                ---------------
   Total assets...........................................................................................         229,834,656
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           2,560,448
Bank overdraft............................................................................................             865,783
Payable for Series shares reacquired......................................................................             483,364
Dividends payable.........................................................................................             193,411
Accrued expenses..........................................................................................             180,407
Management fee payable....................................................................................              86,904
Distribution fee payable..................................................................................              65,868
Due to broker-variation margin............................................................................              44,625
Deferred trustee's fees...................................................................................               3,267
                                                                                                                ---------------
   Total liabilities......................................................................................           4,484,077
                                                                                                                ---------------
Net Assets................................................................................................      $  225,350,579
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      210,143
   Paid-in capital in excess of par.......................................................................         208,509,620
                                                                                                                ---------------
                                                                                                                   208,719,763
   Accumulated net realized gain on investments...........................................................             145,216
   Net unrealized appreciation on investments.............................................................          16,485,600
                                                                                                                ---------------
Net assets, August 31, 1997...............................................................................      $  225,350,579
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($89,604,386 / 8,354,718 shares of beneficial interest issued and outstanding)......................              $10.73
   Maximum sales charge (3% of offering price)............................................................                 .33
   Maximum offering price to public.......................................................................              $11.06
Class B:
   Net asset value, offering price and redemption price per share
      ($135,275,254 / 12,615,688 shares of beneficial interest issued and outstanding)....................              $10.72
Class C:
   Net asset value, offering price and redemption price per share
      ($470,939 / 43,920 shares of beneficial interest issued and outstanding)............................              $10.72

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-222

PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1997
Income
   Interest...................................     $14,695,771
                                                 ---------------
Expenses
   Management fee.............................       1,163,118
   Distribution fee--Class A..................          83,552
   Distribution fee--Class B..................         741,968
   Distribution fee--Class C..................           5,088
   Transfer agent's fees and expenses.........         163,000
   Custodian's fees and expenses..............         109,000
   Registration fees..........................          48,000
   Reports to shareholders....................          51,000
   Audit fee..................................          10,000
   Legal fees and expenses....................           9,000
   Trustees' fees and expenses................           4,000
   Miscellaneous..............................           3,837
                                                 ---------------
      Total expenses..........................       2,391,563
   Less: Management fee waiver (Note 2).......        (116,312)
       Custodian fee credit...................         (12,588)
                                                 ---------------
      Net expenses............................       2,262,663
                                                 ---------------
Net investment income.........................      12,433,108
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................       1,487,734
   Financial futures contract.................        (554,574)
                                                 ---------------
                                                       933,160
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................       6,048,471
   Financial futures contracts................         245,469
                                                 ---------------
                                                     6,293,940
                                                 ---------------
Net gain on investments.......................       7,227,100
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $19,660,208
                                                 ---------------
                                                 ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1997             1996
Operations
   Net investment income..........   $  12,433,108    $ 13,187,276
   Net realized gain on investment
      transactions................         933,160       3,106,670
   Net change in unrealized
      appreciation (depreciation)
      of investments..............       6,293,940      (4,390,967)
                                    --------------    ------------
   Net increase in net assets
      resulting from operations...      19,660,208      11,902,979
                                    --------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................      (4,680,534)     (3,346,434)
      Class B.....................      (7,719,049)     (9,806,020)
      Class C.....................         (33,525)        (34,822)
                                    --------------    ------------
                                       (12,433,108)    (13,187,276)
                                    --------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................         (15,732)             --
      Class B.....................         (28,644)             --
      Class C.....................            (156)             --
                                    --------------    ------------
                                           (44,532)             --
                                    --------------    ------------
   Distributions from net realized
      gains
      Class A.....................        (715,794)             --
      Class B.....................      (1,303,296)             --
      Class C.....................          (7,128)             --
                                    --------------    ------------
                                        (2,026,218)             --
                                    --------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................       9,187,094      14,511,819
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       8,124,772       7,333,818
   Cost of shares reacquired......     (35,414,489)    (35,929,977)
                                    --------------    ------------
   Net decrease in net assets from
      Series share transactions...     (18,102,623)    (14,084,340)
                                    --------------    ------------
Total decrease....................     (12,946,273)    (15,368,637)
Net Assets
Beginning of year.................     238,296,852     253,665,489
                                    --------------    ------------
End of year.......................   $ 225,350,579    $238,296,852
                                    --------------    ------------
                                    --------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-223

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of thirteen series. The monies of each series are invested in separate, independently managed portfolios. The Pennsylvania Series (the 'Series') commenced investment operations on April 3, 1987. The Series is diversified and seeks to achieve it's investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
The Series, as a writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. There were no written options outstanding at August 31, 1997.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original
--------------------------------------------------------------------------------
                                       B-224

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $44,532, decrease accumulated realized gains by $76,208 and increase paid-in capital in excess of par by $31,676. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required. Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Prior to September 1, 1997, PIFM agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $116,312 ($.006 per share) for the year ended August 31, 1997. The Series is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI') which acts as the distributor of the Class A, Class B and Class C shares. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1997.
PSI has advised the Series that it has received approximately $18,700 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the year ended August 31, 1997, it received approximately $213,700 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be
--------------------------------------------------------------------------------
                                       B-225

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of August 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1997, the Series incurred fees of approximately $115,000 for the services of PMFS. As of August 31, 1997, approximately $8,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1997 were $48,690,885 and $65,309,259, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1997 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $16,629,975 (gross unrealized appreciation--$16,680,204; gross unrealized depreciation--$50,229).
At August 31, 1997 the Series purchased 84 financial futures contracts on the Municipal Bond Index expiring September 1997. The value at acquisition of such contracts was $9,646,875. The value of such contracts on August 31, 1997 was $9,502,500 thereby resulting in an unrealized loss of $144,375.
------------------------------------------------------------
Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the year ended August 31, 1997 and August 31, 1996 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1997:
Shares sold........................      167,322    $  1,775,448
Shares issued in reinvestment of
  dividends........................      285,955       3,031,398
Shares reacquired..................   (1,233,370)    (13,076,827)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (780,093)     (8,269,981)
Shares issued upon conversion from
  Class B..........................    2,492,966      26,425,708
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,712,873    $ 18,155,727
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold........................      170,524    $  1,815,672
Shares issued in reinvestment of
  dividends........................      174,484       1,854,233
Shares reacquired..................     (856,245)     (9,076,849)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (511,237)     (5,406,944)
Shares issued upon conversion from
  Class B..........................    2,346,430      24,852,900
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,835,193    $ 19,445,956
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended August 31, 1997:
Shares sold........................      681,050    $  7,225,041
Shares issued in reinvestment of
  dividends........................      479,073       5,075,287
Shares reacquired..................   (2,053,546)    (21,766,442)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (893,423)     (9,466,114)
Shares reacquired upon conversion
  into Class A.....................   (2,493,991)    (26,425,708)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (3,387,414)   $(35,891,822)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold........................    1,135,725    $ 12,092,210
Shares issued in reinvestment of
  dividends........................      513,704       5,464,148
Shares reacquired..................   (2,513,126)    (26,746,007)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (863,697)     (9,189,649)
Shares reacquired upon conversion
  into Class A.....................   (2,346,430)    (24,852,900)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (3,210,127)   $(34,042,549)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       B-226

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1997:
Shares sold........................       17,452    $    186,605
Shares issued in reinvestment of
  dividends........................        1,707          18,087
Shares reacquired..................      (54,291)       (571,220)
                                      ----------    ------------
Net decrease in shares
  outstanding......................      (35,132)   $   (366,528)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1996:
Shares sold........................       55,805    $    603,937
Shares issued in reinvestment of
  dividends........................        1,449          15,437
Shares reacquired..................      (10,040)       (107,121)
                                      ----------    ------------
Net increase in shares
  outstanding......................       47,214    $    512,253
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       B-227

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                              Class A
                                                                       ------------------------------------------------------
                                                                                       Year Ended August 31,
                                                                       ------------------------------------------------------
                                                                        1997        1996        1995        1994        1993
                                                                       -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $ 10.49     $ 10.55     $ 10.42     $ 11.21     $10.55
                                                                       -------     -------     -------     -------     ------
Income from investment operations
Net investment income..............................................        .59(a)      .59(a)      .60(a)      .59        .62
Net realized and unrealized gain (loss) on investment
   transactions....................................................        .33        (.06)        .13       (.68)        .70
                                                                       -------     -------     -------     -------     ------
   Total from investment operations................................        .92         .53         .73       (.09)       1.32
                                                                       -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income...............................       (.59)       (.59)       (.60)      (.59)      (.62)
Distributions in excess of net investment income...................         --(c)       --          --          --         --
Distributions from net realized gains..............................       (.09)         --          --       (.11)      (.04)
                                                                       -------     -------     -------     -------     ------
   Total distributions.............................................       (.68)       (.59)       (.60)      (.70)      (.66)
                                                                       -------     -------     -------     -------     ------
Net asset value, end of year.......................................    $ 10.73     $ 10.49     $ 10.55     $ 10.42     $11.21
                                                                       -------     -------     -------     -------     ------
                                                                       -------     -------     -------     -------     ------
TOTAL RETURN(b):...................................................       9.01%       5.08%       7.35%      (.82)%     12.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $89,604     $69,659     $50,696     $10,651     $9,342
Average net assets (000)...........................................    $83,552     $59,995     $30,092     $10,315     $7,354
Ratios to average net assets:
   Expenses, including distribution fees...........................        .72%(a)     .75%(a)     .80%(a)     .75%       .78%
   Expenses, excluding distribution fees...........................        .62%(a)     .65%(a)     .70%(a)     .65%       .68%
   Net investment income...........................................       5.60%(a)    5.56%(a)    5.76%(a)    5.52%      5.69%
For Class A, B and C shares:
   Portfolio turnover rate.........................................         21%         26%         19%         22%        13%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-228

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                                 Class B
                                                                       ------------------------------------------------------------
                                                                                          Year Ended August 31,
                                                                       ------------------------------------------------------------
                                                                         1997         1996         1995         1994         1993
                                                                       --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $  10.49     $  10.55     $  10.42     $  11.21     $  10.54
                                                                       --------     --------     --------     --------     --------
Income from investment operations
Net investment income..............................................         .55(a)       .55(a)       .56(a)       .55          .57
Net realized and unrealized gain (loss) on investment
   transactions....................................................         .32         (.06)         .13        (.68)          .71
                                                                       --------     --------     --------     --------     --------
   Total from investment operations................................         .87          .49          .69        (.13)         1.28
                                                                       --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income...............................        (.55)        (.55)        (.56)       (.55)        (.57)
Distributions in excess of net investment income...................          --(c)        --           --           --           --
Distributions from net realized gains..............................        (.09)          --           --        (.11)        (.04)
                                                                       --------     --------     --------     --------     --------
   Total distributions.............................................        (.64)        (.55)        (.56)       (.66)        (.61)
                                                                       --------     --------     --------     --------     --------
Net asset value, end of year.......................................    $  10.72     $  10.49     $  10.55     $  10.42     $  11.21
                                                                       --------     --------     --------     --------     --------
                                                                       --------     --------     --------     --------     --------
TOTAL RETURN(b):...................................................        8.58%        4.66%        6.92%      (1.22)%      12.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $135,275     $167,809     $202,633     $257,732     $263,752
Average net assets (000)...........................................    $148,394     $189,902     $223,082     $266,594     $229,955
Ratios to average net assets:
   Expenses, including distribution fees...........................        1.12%(a)     1.15%(a)     1.17%(a)     1.15%       1.18%
   Expenses, excluding distribution fees...........................         .62%(a)      .65%(a)      .67%(a)      .65%        .68%
   Net investment income...........................................        5.20%(a)     5.16%(a)     5.44%(a)     5.11%       5.29%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-229

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                         Class C
                                                                       -------------------------------------------
                                                                                                        August 1,
                                                                                                         1994(d)
                                                                          Year Ended August 31,          Through
                                                                       ----------------------------     August 31,
                                                                        1997       1996       1995         1994
                                                                       ------     ------     ------        -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................    $10.49     $10.55     $10.42       $10.44
                                                                       ------     ------     ------        -----
Income from investment operations
Net investment income..............................................       .52(a)     .52(a)     .53(a)       .04
Net realized and unrealized gain (loss) on investment
   transactions....................................................       .32       (.06)       .13         (.02)
                                                                       ------     ------     ------        -----
   Total from investment operations................................       .84        .46        .66          .02
                                                                       ------     ------     ------        -----
Less distributions
Dividends from net investment income...............................      (.52)      (.52)      (.53)        (.04)
Distributions in excess of net investment income...................        --(c)      --         --           --
Distributions from net realized gains..............................      (.09)        --         --           --
                                                                       ------     ------     ------        -----
   Total distributions.............................................      (.61)      (.52)      (.53)        (.04)
                                                                       ------     ------     ------        -----
Net asset value, end of period.....................................    $10.72     $10.49     $10.55       $10.42
                                                                       ------     ------     ------        -----
                                                                       ------     ------     ------        -----
TOTAL RETURN(b):...................................................      8.31%      4.41%      6.65%         .14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................    $  471     $  829     $  336       $   90
Average net assets (000)...........................................    $  678     $  704     $  223       $    1
Ratios to average net assets:
   Expenses, including distribution fees...........................      1.37%(a)   1.40%(a)   1.44%(a)     2.00%(e)
   Expenses, excluding distribution fees...........................       .62%(a)    .65%(a)    .69%(a)     1.25%(e)
   Net investment income...........................................      4.95%(a)   4.91%(a)   5.14%(a)     8.51%(e)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class C shares.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-230

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of
Prudential Municipal Series Fund, Pennsylvania Series
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Pennsylvania Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for each of the four periods in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 20, 1997
--------------------------------------------------------------------------------
                                       B-231

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Change of Auditors                          PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the year ended August 31, 1993 through August 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
INDEPENDENT AUDITORS' REPORT                 PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Pennsylvania Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Pennsylvania Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Pennsylvania Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION


    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart show the long-term performance of various asset classes and the rate of inflation.
                                    [CHART]

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                       (Value of $1 invested on 12/31/25)

                             SMALL STOCKS -- $3,822
                            COMMON STOCKS -- $1,114
                             LONG-TERM BONDS -- $34
                             TREASURY BILLS -- $13
                                INFLATION -- $9


Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.



Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.


Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).


IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                      [CHART]

Year                                            '87        '88        '89        '90        '91        '92        '93        '94
-------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
U.S. Treasury Bonds                               2.0%       7.0%      14.4%       8.5%      15.3%       7.2%      10.7%      -3.4%
Mortgage Securities                               4.3%       8.7%      15.4%      10.7%      15.7%       7.0%       6.8%      -1.6%
U.S. Corporate Bonds                              2.6%       9.2%      14.1%       7.1%      18.5%       8.7%      12.2%      -3.9%
U.S. High Yield Corporate Bonds                   5.0%      12.5%       0.8%      -9.6%      46.2%      15.8%      17.1%      -1.0%
World Government Bonds                           35.2%       2.3%      -3.4%      15.3%      16.2%       4.8%      15.1%       6.0%
Difference between highest and lowest
 return in percent                                33.2       10.2       18.8       24.9       30.9       11.0       10.3        9.9

Year                                            '95
-------------------------------------------  ---------
U.S. Treasury Bonds                              18.4%
Mortgage Securities                              16.8%
U.S. Corporate Bonds                             22.3%
U.S. High Yield Corporate Bonds                  19.2%
World Government Bonds                           19.6%
Difference between highest and lowest
 return in percent                                 5.5

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)


                                    [CHART]

------------------------

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1996. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL


    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in each Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.



    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.



    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $332 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In the PENSIONS & INVESTMENTS dated May 12, 1997, Prudential was ranked third in terms of total assets under management.



    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)



    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.



    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    As of June 30, 1997 Prudential Investments Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


---------------

(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.



(2) As of December 31, 1996.


                                     III-1

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.


    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.


    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

---------------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

                                     III-2

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)


    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.


INFORMATION ABOUT PRUDENTIAL SECURITIES


    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)


    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A-(compared to an industry average of B+).

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.


(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6) As of December 31, 1994.

(7) As of December 31, 1994.

(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

APPENDIX IV--FIVE PERCENT SHAREHOLDER REPORT


    As of October 3, 1997, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were:



               SERIES AND CLASS NAME                              REGISTRATION                 SHARES       % OWNERSHIP
---------------------------------------------------  --------------------------------------  -----------  ----------------
Florida Series (Class C)                             Randall E L Falck                            56,038          7.9%
                                                     TTEE Randall E L Falck
                                                     REV TR UA DTD 12/03/91
                                                     FBO Randall E L Falck
                                                     8049 Whisper Lake Ln W
                                                     Ponte Vedra FL 32082-3115
Florida Series (Class C)                             Mr Joseph R Rainwater TTEE                   45,991          6.5%
                                                     Brown V Rainwater
                                                     LVG Trust #1
                                                     UA DTD 06/21/86
                                                     PO Box 10875
                                                     Pensacola FL 32524-0875
Florida Series (Class Z)                             Chester G Baumgartner III                     1,391          8.7%
                                                     Joanne M Baumgartner JT TEN
                                                     14901 Feather Cove Rd
                                                     Clearwater FL 33762-3073
Florida Series (Class Z)                             Mrs Eleanor C Larochelle                      3,523         22.2%
                                                     TTEE Eleanor C Larochelle
                                                     Trust UA DTD 11/21/96
                                                     FBO Eleanor C Larochelle ET AL
                                                     35 Redbay Ct
                                                     Homosassa FL 34446-5121
Florida Series (Class Z)                             Robert Rosenthal MD                           4,014         25.3%
                                                     Janet M Rosenthal JT TEN
                                                     3850 Devon Ct N
                                                     Boca Raton FL 33496-2701
Florida Series (Class Z)                             Mrs Peggy Jean Jewell                         6,252         39.4%
                                                     TTEE Peggy Jean Jewell
                                                     Grantor TR UA DTD 04/24/92
                                                     665 Barcelona Ct
                                                     Satellite Bch Fl 32937-3907

Maryland Series (Class C)                            Julien J Lavoie                                 750         12.1%
                                                     Marjorie G Lavoie JT TEN
                                                     13405 Beall Creek Ct
                                                     Potomac MD 20854-1119
Maryland Series (Class C)                            Henry Nathan II                               1,416         22.8%
                                                     Elaine T Nathan JT TEN
                                                     6222 Roblynn Road
                                                     Laurel MD 20707-2635
Maryland Series (Class C)                            Betty Greenberg                               2,318         37.3%
                                                     8200 Wisconsin Ave #1211
                                                     Bethesda MD 20814-3113
Maryland Series (Class C)                            Erma N Ruble                                  1,120         18.0%
                                                     Mary D Grybos JT TEN
                                                     539 46th St
                                                     Baltimore MD 21224-3107

               SERIES AND CLASS NAME                              REGISTRATION                 SHARES       % OWNERSHIP
---------------------------------------------------  --------------------------------------  -----------  ----------------
Maryland Series (Class C)                            Thomas D Enright                                494          7.9%
                                                     Donna J Enright JT TEN
                                                     1129 Neptune Pl
                                                     Annapolis MD 21401-4784

Massachusetts Series (Class C)                       Mr Leonard Frydman                            1,284         16.1%
                                                     Mrs Nurit Sheinberg JT TEN
                                                     22 Fairview Ave
                                                     Watertown MA 02172-1222
Massachusetts Series (Class C)                       Mrs Lillian R Jirard                          1,838         23.0%
                                                     Ms Stephanie Jirard JT TEN
                                                     107 Wessagussett RD
                                                     N Weymouth MA 02191-1557
Massachusetts Series (Class C)                       Kelly St Vrain                                  443          5.5%
                                                     13 Chadwich St
                                                     Acton MA 01720-4306
Massachusetts Series (Class C)                       Richard E Gray                                  597          7.5%
                                                     Dorothy E Gray JT TEN
                                                     234 Spring St
                                                     Medford MA 02155-2852
Massachusetts Series (Class C)                       Mr Robert C Dyer                                855         10.7%
                                                     237 Pond St
                                                     Braintree MA 02184-5344
Massachusetts Series (Class C)                       Bear Stearns Securities Corp                  2,222         27.8%
                                                     FBO 052-67688-17
                                                     1 Metrotech Center North
                                                     Brooklyn NY 11201-3870
Massachusetts Series (Class C)                       Arthur M Whish                                  433          5.4%
                                                     5 Leonard St
                                                     Hingham MA 02043-4725
Massachusetts Series (Class Z)                       Prudential Mutual                            17,533          100%
                                                     Fund Services
                                                     PMFS Audit Account
                                                     PO Box 15025
                                                     New Brunswick NJ 08906-5025

Michigan Series (Class C)                            Richard Coleman                               3,368         10.7%
                                                     PO Box 243
                                                     Glenn MI 49416-0243
Michigan Series (Class C)                            Ann P Franklin                                2,019          6.4%
                                                     Don F Franklin JT TEN
                                                     707 Byron
                                                     Milford MI 48381
Michigan Series (Class C)                            Lorretta J Bonsall TTEE                       2,576          8.2%
                                                     Lorretta J Bonsall Trust
                                                     UA DTD 05/19/95
                                                     FBO Lorretta J Bonsall
                                                     2280 Seminole Rd
                                                     Muskegon MI 49441-4229

               SERIES AND CLASS NAME                              REGISTRATION                 SHARES       % OWNERSHIP
---------------------------------------------------  --------------------------------------  -----------  ----------------
Michigan Series (Class C)                            Mr David Bonsall                              2,576          8.2%
                                                     3741 S 220th Ave
                                                     Patterson Rd
                                                     Reed City MI 49677-9619
Michigan Series (Class C)                            Lester L Fall Jr                              2,354          7.5%
                                                     Cynthia D Fall JT TEN
                                                     12460 Lincoln
                                                     Burt MI 48417-9746
Michigan Series (Class C)                            Rudolf K Breiling                             5,899         18.8%
                                                     Sharon A Breiling JT TEN
                                                     45260 Fairchild
                                                     Macomb MI 48042-5416
Michigan Series (Class C)                            Mrs Helen L Jamieson                          4,036         12.9%
                                                     TTEE Helen L Jamieson
                                                     Trust UA DTD 02/10/93
                                                     315 E Church Ave
                                                     Reed City MI 49677-9703
Michigan Series (Class C)                            Helen L Jamieson                              4,980         15.9%
                                                     Karen Akom SUCC CO-TTEES
                                                     Bryce B Jamieson Trust
                                                     UA DTD 02/10/93
                                                     315 E Church Street
                                                     Reed City MI 49677-9703
Michigan Series (Class C)                            Hans J Pinagel                                1,836          5.9%
                                                     Jack Lukens JT TEN
                                                     12768 Marilyn Dr
                                                     Leroy MI 49655-9747

New Jersery Series (Class C)                         Linda Abrams                                 11,118          8.5%
                                                     209 Pipers Landing Ct
                                                     Holmdel NJ 07733-2519
New Jersery Series (Class C)                         Martin Abrams                                17,294         13.2%
                                                     209 Pipers Landing Ct
                                                     Holmdel NJ 07733-2519
New Jersery Series (Class C)                         Richard A Sperling MD                         8,726          6.7%
                                                     25 Sparrowbush Road
                                                     Upper Saddle NJ 07458-1411
New Jersery Series (Class C)                         Dolores Truex                                10,530          8.1%
                                                     126 Mayetta Landing Rd
                                                     West Creek NJ 08092-3100
New Jersery Series (Class Z)                         Ms Marilyn Sapiro                               169         12.1%
                                                     688 Village Dr S
                                                     N Brunswick NJ 08902-2823
New Jersery Series (Class Z)                         Estelle Switzer                               1,211         86.6%
                                                     122 Waverly Place
                                                     South Plainfield NJ 07080-5031

New York Series (Class C)                            Michael F Scheitel                            5,515          8.4%
                                                     Dorothy E Scheitel JT TEN
                                                     38 King Ave
                                                     Selden NY 11784-2338

               SERIES AND CLASS NAME                              REGISTRATION                 SHARES       % OWNERSHIP
---------------------------------------------------  --------------------------------------  -----------  ----------------
New York Series (Class C)                            Henry Hocker &                               16,045         24.4%
                                                     Gloria Hocker JT TEN
                                                     15 West Suffolk Ave
                                                     Central Islip NY 11722-2142
New York Series (Class C)                            Lawrence R Caponegro                          9,873         15.0%
                                                     Caponegro Family Revocable TR
                                                     UA DTD 06/29/92
                                                     47 Woodbury Road
                                                     Hauppauge NY 11788-4729
New York Series (Class Z)                            Mr Michael Angelastro                           835         26.4%
                                                     Mrs Joanne Angelastro JT TEN
                                                     22 Bethesda Ln
                                                     Sayville NY 11782-1502
New York Series (Class Z)                            Mr Neil Presser                                 498         15.7%
                                                     Mrs Rosemarie Presser JT TEN
                                                     9 Fieldcrest Dr
                                                     New City NY 10956-5439
New York Series (Class Z)                            Miss Judith Johnson                             174          5.5%
                                                     101 Eagle Bay Dr
                                                     Ossining NY 10562-2348
New York Series (Class Z)                            Michael Talaska &                               334         10.5%
                                                     Yvonne Talaska JT TEN
                                                     PO Box 663
                                                     Harriman NY 10926-0663
New York Series (Class Z)                            Daniel D Benjamin MD &                          405         12.7%
                                                     Beth Landau Benjamin JT TEN
                                                     68 Arbor Ln
                                                     Roslyn Heights NY 11577-2826
New York Series (Class Z)                            Mr Tommy M Gracin &                             187          5.9%
                                                     Mrs Noelle Gracin JT TEN
                                                     303 Knollwood Ave
                                                     Douglaston Manor NY 11363-1021
New York Series (Class Z)                            Beth Landau-Benjamin Cust                       355         11.2%
                                                     Joshua Ian Benjamin
                                                     UNIF Gift Min Act NY
                                                     68 Arbor Lane
                                                     Roslyn Hts NY 11577-2826
New York Series (Class Z)                            Mrs Rosemarie Presser Cust                      208          6.6%
                                                     Mr Jonathan Presser
                                                     UNIF Trans Min Act NY
                                                     9 Fieldcrest Dr
                                                     New City NY 10956-5439

North Carolina Series (Class C)                      Steven J Sybert                               3,115         56.9%
                                                     Rosalie B Sybert JT TEN
                                                     3213 Springs Farm Ln
                                                     Charlotte NC 28226-0912
North Carolina Series (Class C)                      Howard G Hochman                              1,063         19.4%
                                                     1200 Dwire Pl
                                                     Durham NC 27706-2515

               SERIES AND CLASS NAME                              REGISTRATION                 SHARES       % OWNERSHIP
---------------------------------------------------  --------------------------------------  -----------  ----------------
North Carolina Series (Class C)                      S J Black and Son Inc                         1,031         18.8%
                                                     PO Box 1105
                                                     Monroe NC 28111-1105

Ohio Series (Class C)                                Robert M Beck                                   528          8.2%
                                                     339 Walnut Creek Pike
                                                     Circleville Oh 43113-1051
Ohio Series (Class C)                                Bobby G Gresham                                 847         13.1%
                                                     Mildred V Gresham JT TEN
                                                     1309 Fowler Dr
                                                     Columbus OH 43224-1143
Ohio Series (Class C)                                Cynthia L Weaver                                459          7.1%
                                                     9813 Camelot St NW
                                                     Pickerington OH 43147-8579
Ohio Series (Class C)                                Orvilla J Wangler                             2,075         32.2%
                                                     Sibject to STA TOD rules - NJ
                                                     182 ST Francos Ave room 108
                                                     Tifflin OH 44883-3456
Ohio Series (Class C)                                Betty J Kiser                                   878         13.6%
                                                     3618 St Rt 127
                                                     Greenville OH 45331-9716
Ohio Series (Class C)                                Neal W Toth                                     460          7.1%
                                                     Ann D Toth JT TEN
                                                     108 Bayberry Dr
                                                     Northfield OH 44067-2622
Ohio Series (Class C)                                Pauline R Morgan Levion                         497          7.7%
                                                     1162 Rankin Dr
                                                     Zanesville OH 43701-1457
Ohio Series (Class C)                                Charles E Cartwright                            686         10.6%
                                                     Janet L Cartwright JT TEN
                                                     700 Swayne Dr
                                                     Coshocton OH 43812-1051

Pennsylvania Series (Class C)                        Barry L Joel &                                4,514         14.9%
                                                     Tammy L Joel JT TEN
                                                     7386 Beacon Hill Dr
                                                     Pittsburgh PA 15221-2569
Pennsylvania Series (Class C)                        Betty J Falvo                                 8,647         19.8%
                                                     1317 Clifton Rd
                                                     Washington PA 15301-6237
Pennsylvania Series (Class C)                        Virginia W Long                               2,793          6.4%
                                                     504 Lombard St
                                                     Tamaqua PA 18252-1006
Pennsylvania Series (Class C)                        Local 229 IBEW                                4,699         10.7%
                                                     Federal Credit Union
                                                     300 Hudson Street
                                                     York PA 17403
Pennsylvania Series (Class C)                        Robert J Niehaus &                            4,071          9.3%
                                                     Jacqueline Niehaus JT TEN
                                                     5960 NE 28th Ave
                                                     Ft Lauderdale Fl 33308-2701

               SERIES AND CLASS NAME                              REGISTRATION                 SHARES       % OWNERSHIP
---------------------------------------------------  --------------------------------------  -----------  ----------------
Massachusetts Money Market Series (Direct)           Ernest E Denby                            2,789,857          5.3%
                                                     Mrs Diane L Denby JT TEN
                                                     520 Hall Hill Rd
                                                     Somers CT 06071-1032

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

    (A) FINANCIAL STATEMENTS:

        (1) Financial statements included in the Prospectuses constituting Part A of this Registration Statement:

          Financial Highlights.

        (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


          Portfolio of Investments at August 31, 1997.



          Statement of Assets and Liabilities at August 31, 1997.



          Statement of Operations for the year ended August 31, 1997.



          Statement of Changes in Net Assets for the years ended
          August 31, 1997 and 1996.


          Notes to Financial Statements.

          Financial Highlights.

          Independent Auditors' Reports.

    (B) EXHIBITS:

         1. (a) Amended and Restated Declaration of Trust of the Registrant, incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).


          (b) Amended Certificate of Designation, incorporated by reference to Exhibit No.1(b) to Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on November 22, 1996. (File No. 2-91216).


         2. Restated By-Laws, incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on May 12, 1994 (File No. 2-91216).


         4. (a) Specimen receipt for shares of beneficial interest, $.01 par value, of Connecticut Money Market Series (for Class A shares).*



          (b) Specimen receipt for shares of beneficial interest, $.01 par value, of Florida Series (for Class A shares).*



          (c) Specimen receipt for shares of beneficial interest, $.01 par value, of Maryland Series (for Class A shares).*



          (d) Specimen receipt for shares of beneficial interest, $.01 par value, of Massachusetts Series (for Class A shares).*



          (e) Specimen receipt for shares of beneficial interest, $.01 par value, of Massachusetts Money Market Series (for Class A shares).*



          (f) Specimen receipt for shares of beneficial interest, $.01 par value, of Michigan Series (for Class A shares).*



          (g) Specimen receipt for shares of beneficial interest, $.01 par value, of New Jersey Series (for Class A shares).*



          (h) Specimen receipt for shares of beneficial interest, $.01 par value, of New Jersey Money Market Series (for Class A shares).*



          (i) Specimen receipt for shares of beneficial interest, $.01 par value, of New York Series (for Class A shares).*



          (j) Specimen receipt for shares of beneficial interest, $.01 par value, of New York Money Market Series.*



          (k) Specimen receipt for shares of beneficial interest, $.01 par value, of North Carolina Series (for Class A shares).*



          (l) Specimen receipt for shares of beneficial interest, $.01 par value, of Ohio Series (for Class A shares).*



          (m) Specimen receipt for shares of beneficial interest, $.01 par value, of Pennsylvania Series (for Class A shares).*

         5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc.*



          (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation.*


         6. (a) Amended and Restated Distribution Agreement between the Registrant (Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series, New York Money Market Series) and Prudential Mutual Fund Distributors, Inc, incorporated by reference to Exhibit No. 6(a) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1996 (File No. 2-91216).

          (b) Amendment to Distribution Agreements, incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1996 (File No. 2-91216).

          (c) Amended and Restated Distribution Agreement, incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1996 (File No. 2-91216).


         8. Custodian Contract between the Registrant and State Street Bank and Trust Company.*



         9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.*



        11. (a) Consent of Price Waterhouse LLP.*



          (b) Consent of Deloitte & Touche LLP.*


        15. (a) Distribution and Service Plan between the Registrant (Class D shares) and Prudential Securities Incorporated, incorporated by reference to Exhibit No. 15(g) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on November 1, 1993 (File No. 2-91216).

          (b) Distribution and Service Plan between the Registrant (Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series, New York Money Market Series) and Prudential Mutual Fund Distributors, Inc., incorporated by reference to Exhibit No. 15(j) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on November 1, 1993 (File No. 2-91216).

          (c) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).

          (d) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).

          (e) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).


        16. (a) Schedule of Computation of Performance Information of Class A, Class B, Class C and Class Z shares.*



          (b) Schedule of Computation of Performance Information of Money Market Series.*



        18. Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1996 (File No. 2-91216).



        27. Financial Data Schedules.*


------------------------
*Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


    As of October 3, 1997, each series of the Fund had the following number of record holders of shares of beneficial interest, $.01 par value per share:
Connecticut Money Market Series, 1,767 record holders; Florida Series, 2,044 record holders of Class A shares, 420 record holders of Class B shares and 165 record holders of Class C shares and 7 record holders of Class Z shares; Maryland Series, 861 record holders of Class A shares, 637 record holders of Class B shares and 8 record holders of Class C shares; Massachusetts Series, 876 record holders of Class A shares, 939 record holders of Class B shares and 11 record holders of Class C shares and 2 record holders of Class Z shares; Massachusetts Money Market Series, 1,186 record holders; Michigan Series, 1,290 record holders of Class A shares, 1,196 record holders of Class B shares and 14 record holders of Class C shares; New Jersey Series, 3,436 record holders of Class A shares, 4,717 record holders of Class B shares and 49 record holders of Class C shares and 4 record holders of Class Z shares; New Jersey Money Market Series, 4,686 record holders; New York Money Market Series, 7,707 record holders; New York Series, 5,728 record holders of Class A shares, 4,472 record holders of Class B shares and 34 record holders of Class C shares and 12 record holders of Class Z shares; North Carolina Series, 902 record holders of Class A shares, 885 record holders of Class B shares and 7 record holders of Class C shares; Ohio Series, 1,932 record holders of Class A shares, 1,716 record holders of Class B shares and 10 record holders of Class C shares; and Pennsylvania Series, 3,943 record holders of Class A shares, 6,060 record holders of Class B shares and 31 record holders of Class C shares.


ITEM 27. INDEMNIFICATION.

    Article V, Section 5.1 of the Registrant's Declaration of Trust provides that neither shareholders nor Trustees, officers, employees or agents shall be subject to personal liability to any other person, except (with respect to Trustees, officers, employees or agents) liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his of her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder against all claims and all expenses reasonably related thereto.


    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 9 or 10 of each Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.



    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.


    The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.


    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    (a) Prudential Investments Fund Management LLC

    See "How the Fund is Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).



    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.



NAME AND ADDRESS               POSITION WITH PIFM                               PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------  -----------------------------------------------------------------
Brian Storms                   Officer-in-Charge,         President, Prudential Mutual Funds & Annuities (PMF&A); Officer-
                                President, Chief           in-Charge, President, Chief Executive Officer and Chief
                                Executive Officer and      Operating Officer, PIFM
                                Chief Operating Officer
Thomas A. Early                Executive Vice President,  Vice President and General Counsel, PMF&A; Executive Vice
                                Secretary and General      President, Secretary and General Counsel, PIFM
                                Counsel
Robert F. Gunia                Executive Vice President   Comptroller, Prudential Investments; Executive Vice President and
                                and Treasurer              Treasurer, PIFM; Senior Vice President, Prudential Securities
Neil A. McGuinness             Executive Vice President   Executive Vice President and Director of Marketing, PMF&A;
                                                           Executive Vice President, PIFM
Robert J. Sullivan             Executive Vice President   Executive Vice President, PMF&A; Executive Vice President, PIFM


    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS               POSITION WITH PIC                                PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------  -----------------------------------------------------------------
E. Michael Caulfield           Chairman of the Board,     Chief Executive Officer, Prudential Investments of The Prudential
                                President, Chief           Insurance Company of America (Prudential)
                                Executive Officer and
                                Director
Jonathan M. Greene             Senior Vice President and  President -- Investment Management of Prudential Investments of
                                Director                   Prudential; Senior Vice President and Director, PIC
John R. Strangfeld             Vice President and         President of Private Asset Management Group of Prudential; Senior
                                Director                   Vice President, Prudential Vice President and Director, PIC


ITEM 29. PRINCIPAL UNDERWRITERS

    (a) Prudential Securities Incorporated


    Prudential Securities Incorporated is distributor for The BlackRock Government Income Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential International Bond Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund,

Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                     Corporate Investment Trust Fund
                     Prudential Equity Trust Shares
                     National Equity Trust
                     Prudential Unit Trust
                     Government Securities Equity Trust
                     National Municipal Trust

    (b) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below.


                                      POSITIONS AND                                                      POSITIONS AND
                                      OFFICES WITH                                                       OFFICES WITH
NAME(1)                               UNDERWRITER                                                        REGISTRANT
------------------------------------  -----------------------------------------------------------------  -----------------
Alan D. Hogan.......................  Executive Vice President and Director                                    None
George A. Murray....................  Executive Vice President and Director                                    None
Leland B. Paton.....................  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Martin Pfinsgraff...................  Executive Vice President, Chief Financial Officer and Director           None
Vincent T. Pica, II.................  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Hardwick Simmons....................  Chief Executive Officer, President and Director                          None
Lee B. Spencer, Jr..................  Executive Vice President, Secretary, General Counsel and Director        None
Brian Storms........................  Director                                                                 None
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102


------------------------
(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171. The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5),
(6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Two Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC


ITEM 31. MANAGEMENT SERVICES


    Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed-- Distributor" in the Prospectuses and under the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Part A and Part B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS

    (a) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 31st day of October, 1997.


                                               PRUDENTIAL MUNICIPAL SERIES FUND

                                               By:     /s/ RICHARD A. REDEKER
                                                 -------------------------------
                                                  Richard A. Redeker, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                         NAME                           TITLE                                                 DATE
------------------------------------------------------  --------------------------------------------  --------------------

             /s/ EDWARD D. BEACH
-------------------------------------------             Trustee                                           October 31, 1997
              Edward D. Beach

             /s/ EUGENE C. DORSEY
-------------------------------------------             Trustee                                           October 31, 1997
              Eugene C. Dorsey

             /s/ DELAYNE D. GOLD
-------------------------------------------             Trustee                                           October 31, 1997
               Delayne D. Gold

             /s/ ROBERT F. GUNIA
-------------------------------------------             Vice President and Trustee                        October 31, 1997
               Robert F. Gunia

           /s/ HARRY A. JACOBS, JR.
-------------------------------------------             Trustee                                           October 31, 1997
             Harry A. Jacobs, Jr.

-------------------------------------------             Trustee
              Donald D. Lennox

             /s/ MENDEL A. MELZER
-------------------------------------------             Trustee                                           October 31, 1997
              Mendel A. Melzer

            /s/ THOMAS T. MOONEY
-------------------------------------------             Trustee                                           October 31, 1997
              Thomas T. Mooney

            /s/ THOMAS H. O'BRIEN
-------------------------------------------             Trustee                                           October 31, 1997
              Thomas H. O'Brien

                         NAME                           TITLE                                                 DATE
------------------------------------------------------  --------------------------------------------  --------------------

            /s/ RICHARD A. REDEKER
-------------------------------------------             President and Trustee                             October 31, 1997
              Richard A. Redeker

            /s/ NANCY HAYS TEETERS
-------------------------------------------             Trustee                                           October 31, 1997
             Nancy Hays Teeters

             /S/ LOUIS A. WEIL, III
-------------------------------------------             Trustee                                           October 31, 1997
               Louis A. Weil, III

              /s/ GRACE TORRES
-------------------------------------------             Principal Financial and Accounting Officer        October 31, 1997
                Grace Torres

                        PRUDENTIAL MUNICIPAL SERIES FUND
                                 EXHIBIT INDEX


  EXHIBIT                                                                           PAGE
   NUMBER                               DESCRIPTION                                NUMBER
  --------  --------------------------------------------------------------------  --------
        1.  (a) Amended and Restated Declaration of Trust of the Registrant,
            incorporated by reference to Exhibit No. 1(a) to Post-Effective
            Amendment No. 30 to the Registration Statement on Form N-1A filed
            via EDGAR on December 28, 1994 (File No. 2-91216).                      --
            (b) Amended Certificate of Designation, incorporated by reference to
            Exhibit No. 1(b) to Post-Effective Amendment No. 34 to the
            Registration Statement on Form N-1A filed via EDGAR on November 22,
            1996. (File No. 2-91216).
        2.  Restated By-Laws, incorporated by reference to Exhibit No. 2 to
            Post-Effective Amendment No. 27 to the Registration Statement on
            Form N-1A filed via EDGAR on May 12, 1994 (File No. 2-91216).           --
        4.  (a) Specimen receipt for shares of beneficial interest, $.01 par value, of Connecticut Money Market Series (for Class A shares).*
            (b) Specimen receipt for shares of beneficial interest, $.01 par value, of Florida Series (for Class A shares).*
            (c) Specimen receipt for shares of beneficial interest, $.01 par value, of Maryland Series (for Class A shares).*
            (d) Specimen receipt for shares of beneficial interest, $.01 par value, of Massachusetts Series (for Class A shares).*
            (e) Specimen receipt for shares of beneficial interest, $.01 par value, of Massachusetts Money Market Series (for Class A shares).*
            (f) Specimen receipt for shares of beneficial interest, $.01 par value, of Michigan Series (for Class A shares).*
            (g) Specimen receipt for shares of beneficial interest, $.01 par value, of New Jersey Series (for Class A shares).*
            (h) Specimen receipt for shares of beneficial interest, $.01 par value, of New Jersey Money Market Series (for Class A shares).*
            (i) Specimen receipt for shares of beneficial interest, $.01 par value, of New York Series (for Class A shares).*
            (j) Specimen receipt for shares of beneficial interest, $.01 par value, of New York Money Market Series.*
            (k) Specimen receipt for shares of beneficial interest, $.01 par value, of North Carolina Series (for Class A shares).*
            (l) Specimen receipt for shares of beneficial interest, $.01 par value, of Ohio Series (for Class A shares).*
            (m) Specimen receipt for shares of beneficial interest, $.01 par value, of Pennsylvania Series (for Class A shares).*
        5.  (a) Management Agreement between the Registrant and Prudential
            Mutual Fund Management, Inc.*                                           --
            (b) Subadvisory Agreement between Prudential Mutual Fund Management,
            Inc. and The Prudential Investment Corporation.*                        --
        6.  (a) Amended and Restated Distribution Agreement between the
            Registrant (Connecticut Money Market Series, Massachusetts Money
            Market Series, New Jersey Money Market Series, New York Money Market
            Series) and Prudential Mutual Fund Distributors, Inc, incorporated by reference to Exhibit No. 6(a) to Post-Effective Amendment No. 33
            to the Registration Statement on Form N-1A filed via EDGAR on
            October 31, 1996 (File No. 2-91216).                                    --
            (b) Amendment to Distribution Agreements, incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A filed via EDGAR on October 31,
            1996 (File No. 2-91216).                                                --
            (c) Amended and Restated Distribution Agreement, incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 33 to
            the Registration Statement on Form N-1A filed via EDGAR on October
            31, 1996 (File No. 2-91216).                                            --

  EXHIBIT                                                                           PAGE
   NUMBER                               DESCRIPTION                                NUMBER
  --------  --------------------------------------------------------------------  --------
        8.  Custodian Contract between the Registrant and State Street Bank and
            Trust Company.*                                                         --
        9.  Transfer Agency and Service Agreement between the Registrant and
            Prudential Mutual Fund Services, Inc.*                                  --
       11.  (a) Consent of Price Waterhouse LLP.*
            (b) Consent of Deloitte & Touche LLP.*
       15.  (a) Distribution and Service Plan between the Registrant (Class D shares) and Prudential Securities Incorporated, incorporated by reference to Exhibit No. 15(g) to Post-Effective Amendment No. 26 to
            the Registration Statement on Form N-1A filed via EDGAR on November
            1, 1993 (File No. 2-91216).                                             --
            (b) Distribution and Service Plan between the Registrant
            (Connecticut Money Market Series, Massachusetts Money Market Series,
            New Jersey Money Market Series, New York Money Market Series) and
            Prudential Mutual Fund Distributors, Inc., incorporated by reference to Exhibit No. 15(j) to Post-Effective Amendment No. 26 to the
            Registration Statement on Form N-1A filed via EDGAR on November 1,
            1993 (File No. 2-91216).                                                --
            (c) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 30
            to the Registration Statement on Form N-1A filed via EDGAR on
            December 28, 1994 (File No. 2-91216).                                   --
            (d) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 30
            to the Registration Statement on Form N-1A filed via EDGAR on
            December 28, 1994 (File No. 2-91216).                                   --
            (e) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(e) to Post-Effective Amendment No. 30
            to the Registration Statement on Form N-1A filed via EDGAR on
            December 28, 1994 (File No. 2-91216).                                   --
       16.  (a) Schedule of Computation of Performance Information of Class A,
            Class B, Class C and Class Z shares.*
            (b) Schedule of Computation of Performance Information of Money
            Market Series.*
       18.  Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to
            Post-Effective Amendment No. 33 to the Registration Statement on
            Form N-1A filed via EDGAR on October 31, 1996 (File No. 2-91216).       --
       27.  Financial Data Schedules                                                --


------------------------
*Filed herewith.